UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2017 Semi-annual Report

HIMCO VIT Index Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

HIMCO VIT Index Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1%
	Automobiles & Components - 0.7%
10,467	BorgWarner, Inc.	$443,382
14,056	Delphi Automotive plc	1,232,008
205,214	Ford Motor Co.	2,296,345
72,053	General Motors Co.	2,516,811
13,211	Goodyear Tire & Rubber Co. (The)	461,857
9,184	Harley-Davidson, Inc.	496,120

		7,446,523

	Banks - 6.4%
522,168	Bank of America Corp.	12,667,796
42,572	BB&T Corp.	1,933,195
144,461	Citigroup, Inc.	9,661,552
26,578	Citizens Financial Group, Inc.	948,303
9,284	Comerica, Inc.	679,960
39,366	Fifth Third Bancorp	1,021,941
57,040	Huntington Bancshares, Inc.	771,181
186,413	JPMorgan Chase & Co.	17,038,148
57,512	KeyCorp	1,077,775
8,073	M&T Bank Corp.	1,307,422
18,068	People’s United Financial, Inc.	319,081
25,390	PNC Financial Services Group, Inc. (The)	3,170,449
63,071	Regions Financial Corp.	923,360
25,368	SunTrust Banks, Inc.	1,438,873
83,120	US Bancorp	4,315,590
235,985	Wells Fargo & Co.	13,075,929
10,632	Zions Bancorp	466,851

		70,817,406

	Capital Goods - 7.3%
31,355	3M Co.	6,527,797
2,314	Acuity Brands, Inc.	470,390
4,999	Allegion plc	405,519
12,074	AMETEK, Inc.	731,322
23,127	Arconic, Inc.	523,827
29,453	Boeing Co. (The)	5,824,331
30,913	Caterpillar, Inc.	3,321,911
8,108	Cummins, Inc.	1,315,280
15,440	Deere & Co.	1,908,230
8,168	Dover Corp.	655,237
23,469	Eaton Corp. plc	1,826,592
33,815	Emerson Electric Co.	2,016,050
15,177	Fastenal Co.	660,655
6,853	Flowserve Corp.	318,185
7,334	Fluor Corp.	335,751
15,821	Fortive Corp.	1,002,260
8,072	Fortune Brands Home & Security, Inc.	526,617
14,879	General Dynamics Corp.	2,947,530
456,939	General Electric Co.	12,341,922
39,999	Honeywell International, Inc.	5,331,467
16,313	Illinois Tool Works, Inc.	2,336,837
13,433	Ingersoll-Rand plc	1,227,642
6,319	Jacobs Engineering Group, Inc.	343,690
49,222	Johnson Controls International plc	2,134,266
4,086	L3 Technologies, Inc.	682,689
13,061	Lockheed Martin Corp.	3,625,864
16,787	Masco Corp.	641,431
9,160	Northrop Grumman Corp.	2,351,464
18,431	PACCAR, Inc.	1,217,183
6,988	Parker-Hannifin Corp.	1,116,822
8,797	Pentair plc	585,352
7,771	Quanta Services, Inc.(2)	255,821
15,272	Raytheon Co.	2,466,123

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Capital Goods - 7.3% - (continued)
6,760	Rockwell Automation, Inc.	$1,094,850
8,520	Rockwell Collins, Inc.	895,282
5,354	Roper Technologies, Inc.	1,239,612
3,041	Snap-on, Inc.	480,478
8,026	Stanley Black & Decker, Inc.	1,129,499
14,045	Textron, Inc.	661,519
2,566	TransDigm Group, Inc.	689,920
4,434	United Rentals, Inc.(2)	499,756
39,097	United Technologies Corp.	4,774,135
2,819	WW Grainger, Inc.	508,914
9,430	Xylem, Inc.	522,705

		80,472,727

	Commercial & Professional Services - 0.6%
4,531	Cintas Corp.	571,087
6,307	Equifax, Inc.	866,708
16,652	IHS Markit Ltd.(2)	733,354
17,623	Nielsen Holdings plc	681,305
12,062	Republic Services, Inc.	768,712
6,673	Robert Half International, Inc.	319,837
4,474	Stericycle, Inc.(2)	341,456
8,068	Verisk Analytics, Inc.(2)	680,697
21,326	Waste Management, Inc.	1,564,262

		6,527,418

	Consumer Durables & Apparel - 1.3%
14,751	Coach, Inc.	698,312
17,933	DR Horton, Inc.	619,944
6,020	Garmin Ltd.	307,201
19,107	Hanesbrands, Inc.	442,518
5,903	Hasbro, Inc.	658,244
6,942	Leggett & Platt, Inc.	364,663
10,661	Lennar Corp., Class A	568,445
17,974	Mattel, Inc.	386,980
8,177	Michael Kors Holdings Ltd.(2)	296,416
3,315	Mohawk Industries, Inc.(2)	801,202
25,348	Newell Brands, Inc.	1,359,160
69,533	NIKE, Inc., Class B	4,102,447
14,899	PulteGroup, Inc.	365,472
4,093	PVH Corp.	468,649
2,892	Ralph Lauren Corp.	213,430
9,690	Under Armour, Inc., Class A(2)	210,854
9,672	Under Armour, Inc., Class C(2)	194,988
16,809	VF Corp.	968,198
3,881	Whirlpool Corp.	743,677

		13,770,800

	Consumer Services - 1.8%
21,961	Carnival Corp.	1,439,983
1,504	Chipotle Mexican Grill, Inc.(2)	625,814
6,524	Darden Restaurants, Inc.	590,031
10,870	H&R Block, Inc.	335,992
10,751	Hilton Worldwide Holdings, Inc.	664,949
16,302	Marriott International, Inc., Class A	1,635,254
42,766	McDonald’s Corp.	6,550,040
8,802	Royal Caribbean Cruises Ltd.	961,442
75,981	Starbucks Corp.	4,430,452
5,475	Wyndham Worldwide Corp.	549,745
4,189	Wynn Resorts Ltd.	561,829
17,358	Yum! Brands, Inc.	1,280,326

		19,625,857

The accompanying Notes are an integral part of these financial statements.

2

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Diversified Financials - 5.2%
2,970	Affiliated Managers Group, Inc.	$492,604
39,393	American Express Co.	3,318,466
7,999	Ameriprise Financial, Inc.	1,018,193
54,562	Bank of New York Mellon Corp. (The)	2,783,753
99,665	Berkshire Hathaway, Inc., Class B(2)	16,880,261
6,361	BlackRock, Inc.	2,686,950
25,341	Capital One Financial Corp.	2,093,673
4,821	CBOE Holdings, Inc.	440,639
63,844	Charles Schwab Corp. (The)	2,742,738
17,828	CME Group, Inc.	2,232,779
19,948	Discover Financial Services	1,240,566
14,412	E*TRADE Financial Corp.(2)	548,088
17,966	Franklin Resources, Inc.	804,697
19,208	Goldman Sachs Group, Inc. (The)	4,262,255
31,065	Intercontinental Exchange, Inc.	2,047,805
21,347	Invesco Ltd.	751,201
16,991	Leucadia National Corp.	444,485
8,733	Moody’s Corp.	1,062,632
74,734	Morgan Stanley	3,330,147
5,980	NASDAQ, Inc.	427,510
14,951	Navient Corp.	248,934
11,323	Northern Trust Corp.	1,100,709
6,725	Raymond James Financial, Inc.	539,480
13,527	S&P Global, Inc.	1,974,807
18,556	State Street Corp.	1,665,030
40,414	Synchrony Financial	1,205,146
12,659	T Rowe Price Group, Inc.	939,424

		57,282,972

	Energy - 6.0%
29,401	Anadarko Petroleum Corp.	1,333,041
19,958	Apache Corp.	956,587
22,325	Baker Hughes, Inc.	1,216,936
24,426	Cabot Oil & Gas Corp.	612,604
40,022	Chesapeake Energy Corp.(2)	198,909
99,406	Chevron Corp.	10,371,028
4,990	Cimarex Energy Co.	469,110
7,774	Concho Resources, Inc.(2)	944,774
64,910	ConocoPhillips	2,853,444
27,583	Devon Energy Corp.	881,829
30,289	EOG Resources, Inc.	2,741,760
9,094	EQT Corp.	532,817
222,326	Exxon Mobil Corp.	17,948,378
45,536	Halliburton Co.	1,944,843
5,696	Helmerich & Payne, Inc.	309,521
14,179	Hess Corp.	622,033
100,736	Kinder Morgan, Inc.	1,930,102
44,598	Marathon Oil Corp.	528,486
27,218	Marathon Petroleum Corp.	1,424,318
8,510	Murphy Oil Corp.	218,111
19,940	National Oilwell Varco, Inc.	656,824
10,452	Newfield Exploration Co.(2)	297,464
23,883	Noble Energy, Inc.	675,889
40,117	Occidental Petroleum Corp.	2,401,805
19,925	ONEOK, Inc.	1,039,288
23,017	Phillips 66	1,903,276
8,925	Pioneer Natural Resources Co.	1,424,252
9,873	Range Resources Corp.	228,757
72,905	Schlumberger Ltd.	4,800,065
24,482	TechnipFMC plc(2)	665,910
7,930	Tesoro Corp.	742,248

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Energy - 6.0% - (continued)
20,518	Transocean Ltd.(2)	$168,863
23,466	Valero Energy Corp.	1,583,016
43,354	Williams Cos., Inc. (The)	1,312,759

		65,939,047

	Food & Staples Retailing - 1.9%
23,013	Costco Wholesale Corp.	3,680,469
53,455	CVS Health Corp.	4,300,989
47,884	Kroger Co. (The)	1,116,655
25,835	Sysco Corp.	1,300,276
77,502	Wal-Mart Stores, Inc.	5,865,351
44,806	Walgreens Boots Allliance, Inc.	3,508,758
16,767	Whole Foods Market, Inc.	706,058

		20,478,556

	Food, Beverage & Tobacco - 5.2%
101,352	Altria Group, Inc.	7,547,683
29,942	Archer-Daniels-Midland Co.	1,239,000
9,281	Brown-Forman Corp., Class B	451,057
10,061	Campbell Soup Co.	524,681
201,760	Coca-Cola Co. (The)	9,048,936
21,209	Conagra Brands, Inc.	758,434
8,996	Constellation Brands, Inc., Class A	1,742,795
9,645	Dr Pepper Snapple Group, Inc.	878,756
30,229	General Mills, Inc.	1,674,687
7,345	Hershey Co. (The)	788,633
14,153	Hormel Foods Corp.	482,759
6,109	JM Smucker Co. (The)	722,878
13,233	Kellogg Co.	919,164
31,305	Kraft Heinz Co. (The)	2,680,960
5,941	McCormick & Co., Inc.	579,307
9,689	Molson Coors Brewing Co., Class B	836,548
79,610	Mondelez International, Inc., Class A	3,438,356
21,153	Monster Beverage Corp.(2)	1,050,881
74,952	PepsiCo, Inc.	8,656,206
81,492	Philip Morris International, Inc.	9,571,235
43,418	Reynolds American, Inc.	2,823,907
15,121	Tyson Foods, Inc., Class A	947,028

		57,363,891

	Health Care Equipment & Services - 5.7%
91,048	Abbott Laboratories	4,425,843
17,404	Aetna, Inc.	2,642,449
3,962	Align Technology, Inc.(2)	594,775
8,707	AmerisourceBergen Corp.	823,073
13,904	Anthem, Inc.	2,615,760
25,592	Baxter International, Inc.	1,549,340
11,929	Becton Dickinson and Co.	2,327,467
71,851	Boston Scientific Corp.(2)	1,991,710
16,574	Cardinal Health, Inc.	1,291,446
9,039	Centene Corp.(2)	722,035
15,426	Cerner Corp.(2)	1,025,366
13,433	Cigna Corp.	2,248,550
2,563	Cooper Cos., Inc. (The)	613,633
3,800	CR Bard, Inc.	1,201,218
32,050	Danaher Corp.	2,704,700
8,168	DaVita, Inc.(2)	528,960
12,028	DENTSPLY SIRONA, Inc.	779,896
11,008	Edwards Lifesciences Corp.(2)	1,301,586
6,163	Envision Healthcare Corp.(2)	386,235
31,142	Express Scripts Holding Co.(2)	1,988,105
15,016	HCA Healthcare, Inc.(2)	1,309,395

The accompanying Notes are an integral part of these financial statements.

3

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 5.7% - (continued)
4,162	Henry Schein, Inc.(2)	$761,729
14,692	Hologic, Inc.(2)	666,723
7,572	Humana, Inc.	1,821,975
4,624	IDEXX Laboratories, Inc.(2)	746,406
1,933	Intuitive Surgical, Inc.(2)	1,808,070
5,368	Laboratory Corp. of America Holdings(2)	827,424
11,066	McKesson Corp.	1,820,800
71,824	Medtronic plc	6,374,380
4,281	Patterson Cos., Inc.	200,993
7,179	Quest Diagnostics, Inc.	798,018
16,277	Stryker Corp.	2,258,922
50,563	UnitedHealth Group, Inc.	9,375,391
4,691	Universal Health Services, Inc., Class B	572,677
4,823	Varian Medical Systems, Inc.(2)	497,685
10,558	Zimmer Biomet Holdings, Inc.	1,355,647

		62,958,382

	Household & Personal Products - 1.9%
13,078	Church & Dwight Co., Inc.	678,487
6,758	Clorox Co. (The)	900,436
46,346	Colgate-Palmolive Co.	3,435,629
24,714	Coty, Inc., Class A	463,635
11,746	Estee Lauder Cos., Inc. (The), Class A	1,127,381
18,623	Kimberly-Clark Corp.	2,404,415
134,196	Procter & Gamble Co. (The)	11,695,181

		20,705,164

	Insurance - 2.8%
20,822	Aflac, Inc.	1,617,453
19,126	Allstate Corp. (The)	1,691,503
46,146	American International Group, Inc.	2,885,048
13,751	Aon plc	1,828,196
9,417	Arthur J Gallagher & Co.	539,123
2,875	Assurant, Inc.	298,109
24,499	Chubb Ltd.	3,561,665
7,863	Cincinnati Financial Corp.	569,674
2,155	Everest Re Group Ltd.	548,641
19,275	Hartford Financial Services Group, Inc. (The)(3)	1,013,287
11,768	Lincoln National Corp.	795,281
14,487	Loews Corp.	678,137
27,039	Marsh & McLennan Cos., Inc.	2,107,960
56,690	MetLife, Inc.	3,114,549
14,064	Principal Financial Group, Inc.	901,081
30,479	Progressive Corp. (The)	1,343,819
22,509	Prudential Financial, Inc.	2,434,123
5,708	Torchmark Corp.	436,662
14,661	Travelers Cos., Inc. (The)	1,855,056
11,974	Unum Group	558,348
6,668	Willis Towers Watson PLC	969,927
13,718	XL Group Ltd.	600,848

		30,348,490

	Materials - 2.8%
11,424	Air Products & Chemicals, Inc.	1,634,317
5,811	Albemarle Corp.	613,293
4,647	Avery Dennison Corp.	410,655
18,370	Ball Corp.	775,398
12,232	CF Industries Holdings, Inc.	342,007
58,974	Dow Chemical Co. (The)	3,719,490
7,651	Eastman Chemical Co.	642,608

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Materials - 2.8% - (continued)
13,697	Ecolab, Inc.	$1,818,277
45,492	EI du Pont de Nemours & Co.	3,671,659
7,031	FMC Corp.	513,615
69,840	Freeport-McMoRan, Inc.(2)	838,778
4,144	International Flavors & Fragrances, Inc.	559,440
21,664	International Paper Co.	1,226,399
17,331	LyondellBasell Industries N.V., Class A	1,462,563
3,286	Martin Marietta Materials, Inc.	731,398
23,024	Monsanto Co.	2,725,121
18,418	Mosaic Co. (The)	420,483
27,978	Newmont Mining Corp.	906,207
16,740	Nucor Corp.	968,744
13,442	PPG Industries, Inc.	1,478,082
14,999	Praxair, Inc.	1,988,117
10,274	Sealed Air Corp.	459,864
4,251	Sherwin-Williams Co. (The)	1,491,931
6,934	Vulcan Materials Co.	878,399
13,175	WestRock Co.	746,496

		31,023,341

	Media - 3.0%
19,327	CBS Corp., Class B	1,232,676
11,317	Charter Communications, Inc., Class A(2)	3,812,131
248,322	Comcast Corp., Class A	9,664,692
8,068	Discovery Communications, Inc., Class A(2)	208,396
11,062	Discovery Communications, Inc., Class C(2)	278,873
11,935	DISH Network Corp., Class A(2)	749,041
20,731	Interpublic Group of Cos., Inc. (The)	509,983
20,053	News Corp., Class A	274,726
6,285	News Corp., Class B	88,933
12,212	Omnicom Group, Inc.	1,012,375
5,032	Scripps Networks Interactive, Inc., Class A	343,736
40,692	Time Warner, Inc.	4,085,884
55,215	Twenty-First Century Fox, Inc., Class A	1,564,793
25,558	Twenty-First Century Fox, Inc., Class B	712,302
18,485	Viacom, Inc., Class B	620,541
76,329	Walt Disney Co. (The)	8,109,956

		33,269,038

	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
83,507	AbbVie, Inc.	6,055,093
16,911	Agilent Technologies, Inc.	1,002,991
11,782	Alexion Pharmaceuticals, Inc.(2)	1,433,516
17,623	Allergan plc	4,283,975
38,612	Amgen, Inc.	6,650,145
11,208	Biogen, Inc.(2)	3,041,403
86,440	Bristol-Myers Squibb Co.	4,816,437
40,969	Celgene Corp.(2)	5,320,644
50,947	Eli Lilly & Co.	4,192,938
68,563	Gilead Sciences, Inc.	4,852,889
7,661	Illumina, Inc.(2)	1,329,337
8,918	Incyte Corp.(2)	1,122,865
141,343	Johnson & Johnson	18,698,265
5,213	Mallinckrodt plc(2)	233,595
143,512	Merck & Co., Inc.	9,197,684
1,355	Mettler-Toledo International, Inc.(2)	797,472
24,185	Mylan N.V.(2)	938,862
5,774	PerkinElmer, Inc.	393,440

The accompanying Notes are an integral part of these financial statements.

4

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.6% - (continued)
7,523	Perrigo Co. plc	$568,137
313,128	Pfizer, Inc.	10,517,969
3,998	Regeneron Pharmaceuticals, Inc.(2)	1,963,578
20,527	Thermo Fisher Scientific, Inc.	3,581,346
13,068	Vertex Pharmaceuticals, Inc.(2)	1,684,073
4,200	Waters Corp.(2)	772,128
25,752	Zoetis, Inc.	1,606,410

		95,055,192

	Real Estate - 2.9%
4,779	Alexandria Real Estate Equities, Inc., REIT	575,726
22,300	American Tower Corp., REIT	2,950,736
8,239	Apartment Investment & Management Co., Class A, REIT	354,030
7,230	AvalonBay Communities, Inc., REIT	1,389,389
8,073	Boston Properties, Inc., REIT	993,140
15,778	CBRE Group, Inc., Class A, REIT(2)	574,319
19,209	Crown Castle International Corp., REIT	1,924,358
8,383	Digital Realty Trust, Inc., REIT	946,860
4,088	Equinix, Inc., REIT	1,754,406
19,264	Equity Residential, REIT	1,268,149
3,442	Essex Property Trust, Inc., REIT	885,523
6,607	Extra Space Storage, Inc., REIT	515,346
3,790	Federal Realty Investment Trust, REIT	479,018
30,564	GGP, Inc., REIT	720,088
24,586	HCP, Inc., REIT	785,769
38,814	Host Hotels & Resorts, Inc., REIT	709,132
12,888	Iron Mountain, Inc., REIT	442,832
22,334	Kimco Realty Corp., REIT	409,829
6,249	Macerich Co. (The), REIT	362,817
5,959	Mid-America Apartment Communities, Inc., REIT	627,959
27,825	Prologis, Inc., REIT	1,631,658
7,845	Public Storage, REIT	1,635,918
14,327	Realty Income Corp., REIT	790,564
7,675	Regency Centers Corp., REIT	480,762
16,381	Simon Property Group, Inc., REIT	2,649,791
5,343	SL Green Realty Corp., REIT	565,289
14,030	UDR, Inc., REIT	546,749
18,620	Ventas, Inc., REIT	1,293,718
9,038	Vornado Realty Trust, REIT	848,668
19,212	Welltower, Inc., REIT	1,438,018
39,420	Weyerhaeuser Co., REIT	1,320,570

		31,871,131

	Retailing - 5.4%
3,875	Advance Auto Parts, Inc.	451,786
20,816	Amazon.com, Inc.(2)	20,149,888
3,454	AutoNation, Inc.(2)	145,621
1,477	AutoZone, Inc.(2)	842,569
7,616	Bed Bath & Beyond, Inc.	231,526
13,921	Best Buy Co., Inc.	798,091
9,718	CarMax, Inc.(2)	612,817
13,237	Dollar General Corp.	954,255
12,419	Dollar Tree, Inc.(2)	868,336
6,379	Expedia, Inc.	950,152
6,886	Foot Locker, Inc.	339,342
11,550	Gap, Inc. (The)	253,985
7,734	Genuine Parts Co.	717,406
62,730	Home Depot, Inc. (The)	9,622,782

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Retailing - 5.4% - (continued)
8,945	Kohl’s Corp.	$345,903
12,642	L Brands, Inc.	681,277
16,175	LKQ Corp.(2)	532,966
45,022	Lowe’s Cos., Inc.	3,490,556
15,977	Macy’s, Inc.	371,305
22,614	Netflix, Inc.(2)	3,378,758
5,837	Nordstrom, Inc.	279,184
4,775	O’Reilly Automotive, Inc.(2)	1,044,484
2,580	Priceline Group, Inc. (The)(2)	4,825,942
20,568	Ross Stores, Inc.	1,187,391
3,589	Signet Jewelers Ltd.	226,968
34,271	Staples, Inc.	345,109
28,948	Target Corp.	1,513,691
5,625	Tiffany & Co.	528,019
33,752	TJX Cos., Inc. (The)	2,435,882
6,746	Tractor Supply Co.	365,701
5,794	TripAdvisor, Inc.(2)	221,331
3,060	Ulta Salon Cosmetics & Fragrance, Inc.(2)	879,260

		59,592,283

	Semiconductors & Semiconductor Equipment - 3.4%
40,659	Advanced Micro Devices, Inc.(2)	507,424
19,257	Analog Devices, Inc.	1,498,195
56,385	Applied Materials, Inc.	2,329,264
21,059	Broadcom Ltd.	4,907,800
247,077	Intel Corp.	8,336,378
8,225	KLA-Tencor Corp.	752,670
8,464	Lam Research Corp.	1,197,064
12,036	Microchip Technology, Inc.	928,938
54,564	Micron Technology, Inc.(2)	1,629,281
31,219	NVIDIA Corp.	4,513,019
6,669	Qorvo, Inc.(2)	422,281
77,520	QUALCOMM, Inc.	4,280,654
9,682	Skyworks Solutions, Inc.	928,988
52,276	Texas Instruments, Inc.	4,021,593
13,015	Xilinx, Inc.	837,125

		37,090,674

	Software & Services - 13.2%
32,535	Accenture plc, Class A	4,023,929
36,381	Activision Blizzard, Inc.	2,094,454
25,956	Adobe Systems, Inc.(2)	3,671,217
9,071	Akamai Technologies, Inc.(2)	451,827
2,921	Alliance Data Systems Corp.	749,791
15,616	Alphabet, Inc., Class A(2)	14,517,883
15,656	Alphabet, Inc., Class C(2)	14,227,077
4,486	ANSYS, Inc.(2)	545,856
10,176	Autodesk, Inc.(2)	1,025,944
23,475	Automatic Data Processing, Inc.	2,405,248
16,442	CA, Inc.	566,756
7,931	Citrix Systems, Inc.(2)	631,149
30,904	Cognizant Technology Solutions Corp., Class A	2,052,026
7,623	CSRA, Inc.	242,030
14,857	DXC Technology Co.	1,139,829
52,814	eBay, Inc.(2)	1,844,265
16,267	Electronic Arts, Inc.(2)	1,719,747
124,023	Facebook, Inc., Class A(2)	18,724,993
17,345	Fidelity National Information Services, Inc.	1,481,263
11,143	Fiserv, Inc.(2)	1,363,235
4,745	Gartner, Inc.(2)	586,055

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Software & Services - 13.2% - (continued)
8,001	Global Payments, Inc.	$722,650
44,858	International Business Machines Corp.	6,900,506
12,771	Intuit, Inc.	1,696,117
49,216	MasterCard, Inc., Class A	5,977,283
405,089	Microsoft Corp.	27,922,785
157,603	Oracle Corp.	7,902,214
16,776	Paychex, Inc.	955,225
58,617	PayPal Holdings, Inc.(2)	3,145,974
9,328	Red Hat, Inc.(2)	893,156
35,084	salesforce.com, Inc.(2)	3,038,274
31,914	Symantec Corp.	901,571
7,887	Synopsys, Inc.(2)	575,199
8,690	Total System Services, Inc.	506,193
4,632	VeriSign, Inc.(2)	430,591
96,871	Visa, Inc., Class A	9,084,562
24,726	Western Union Co. (The)	471,030

		145,187,904

	Technology Hardware & Equipment - 5.5%
16,035	Amphenol Corp., Class A	1,183,704
273,566	Apple, Inc.	39,398,975
262,349	Cisco Systems, Inc.	8,211,524
48,284	Corning, Inc.	1,450,934
3,395	F5 Networks, Inc.(2)	431,369
7,160	FLIR Systems, Inc.	248,165
6,397	Harris Corp.	697,785
87,352	Hewlett Packard Enterprise Co.	1,449,170
88,323	HP, Inc.	1,543,886
20,048	Juniper Networks, Inc.	558,938
8,577	Motorola Solutions, Inc.	743,969
14,217	NetApp, Inc.	569,391
15,583	Seagate Technology plc	603,841
18,628	TE Connectivity Ltd.	1,465,651
15,281	Western Digital Corp.	1,353,896
11,201	Xerox Corp.	321,805

		60,233,003

	Telecommunication Services - 2.1%
322,581	AT&T, Inc.	12,170,981
28,796	CenturyLink, Inc.	687,648
15,359	Level 3 Communications, Inc.(2)	910,789
214,041	Verizon Communications, Inc.	9,559,071

		23,328,489

	Transportation - 2.3%
6,485	Alaska Air Group, Inc.	582,094
25,846	American Airlines Group, Inc.	1,300,571
7,392	CH Robinson Worldwide, Inc.	507,683
48,413	CSX Corp.	2,641,413
38,620	Delta Air Lines, Inc.	2,075,439
9,453	Expeditors International of Washington, Inc.	533,905
12,907	FedEx Corp.	2,805,078
4,501	JB Hunt Transport Services, Inc.	411,301
5,566	Kansas City Southern	582,482
15,205	Norfolk Southern Corp.	1,850,448
31,726	Southwest Airlines Co.	1,971,454
42,366	Union Pacific Corp.	4,614,081
14,785	United Continental Holdings, Inc.(2)	1,112,571
36,139	United Parcel Service, Inc., Class B	3,996,612

		24,985,132

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.1% - (continued)
	Utilities - 3.1%
34,637	AES Corp.	$384,817
11,954	Alliant Energy Corp.	480,192
12,731	Ameren Corp.	696,004
25,800	American Electric Power Co., Inc.	1,792,326
9,350	American Water Works Co., Inc.	728,833
22,612	CenterPoint Energy, Inc.	619,117
14,715	CMS Energy Corp.	680,569
16,023	Consolidated Edison, Inc.	1,294,979
33,002	Dominion Energy, Inc.	2,528,943
9,412	DTE Energy Co.	995,696
36,722	Duke Energy Corp.	3,069,592
17,095	Edison International	1,336,658
9,416	Entergy Corp.	722,866
16,627	Eversource Energy	1,009,425
48,592	Exelon Corp.	1,752,713
23,283	FirstEnergy Corp.	678,932
24,564	NextEra Energy, Inc.	3,442,153
16,971	NiSource, Inc.	430,385
16,585	NRG Energy, Inc.	285,594
26,791	PG&E Corp.	1,778,119
5,853	Pinnacle West Capital Corp.	498,441
35,846	PPL Corp.	1,385,806
26,543	Public Service Enterprise Group, Inc.	1,141,614
7,499	SCANA Corp.	502,508
13,161	Sempra Energy	1,483,903
52,186	Southern Co. (The)	2,498,666
16,558	WEC Energy Group, Inc.	1,016,330
26,642	Xcel Energy, Inc.	1,222,335

		34,457,516

	Total Common Stocks (cost $554,544,219)	1,089,830,936

	Total Long-Term Investments (cost $554,544,219)	1,089,830,936

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%

RBC Capital Markets LLC TriParty Repurchase Agreement (dated 06/30/2017, repurchase price $9,951,879, collateralized by GNMA 3.50% - 4.00%, 2043 - 2047, U.S. Treasury Notes 1.50% - 2.38%, 2017 - 2024, U.S. Treasury Inflation Index Note 0.38% , 2025, value of $10,123,187)

$9,951,000	1.06%, 07/03/2017	9,951,000

	Total Short-Term Investments (cost $9,951,000)	9,951,000

Total Investments (cost $564,495,219)(4)	100.0%	$1,099,781,936
Other Assets and Liabilities	—%	(333,023)

Net Assets	100.0%	$1,099,448,913

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the six-month period ended June 30, 2017 is as follows:

Company	Beginning Value At January 1, 2017	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At June 30, 2017	Dividend Income
Hartford Financial Services Group, Inc. (The)	$984,497	$—	$(68,886)	$12,372	$85,304	$1,013,287	$9,268

(4)	At June 30, 2017, the cost of securities for federal income tax purposes was $595,633,196, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$518,510,625
Unrealized Depreciation	(14,361,885)

Net Unrealized Appreciation	$504,148,740

Futures Contracts Outstanding at June 30, 2017

Description	Number of Contracts	Expiration Date	Aggregate Cost	Notional Value	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini)	88	09/15/2017	$10,700,546	$10,651,976	$(48,570)

Cash of $560,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at June 30, 2017.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
ETF	Exchange Traded Fund
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

Counterparty Abbreviations:
RBC	RBC Dominion Securities

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (concluded)

June 30, 2017 (Unaudited)

Diversification by Sector

as of June 30, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.2%
Consumer Staples	9.0
Energy	6.0
Financials	14.4
Health Care	14.3
Industrials	10.2
Information Technology	22.1
Materials	2.8
Real Estate	2.9
Telecommunication Services	2.1
Utilities	3.1

Total	99.1%

Short-Term Investments	0.9
Other assets and liabilities	—

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

Investment Valuation Hierarchy Level Summary at June 30, 2017

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets:
Common Stocks(2)	$1,089,830,936	$1,089,830,936	$—	$—
Short-Term Investments	9,951,000	—	9,951,000	—

Total	$1,099,781,936	$1,089,830,936	$9,951,000	$—

Liabilities:
Futures(3)	$(48,570)	$(48,570)	$—	$—

Total	$(48,570)	$(48,570)	$—	$—

(1)	For the six-month period ended June 30, 2017, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated securities, at market value (cost $563,709,281)	$1,098,768,649
Investments in affiliated securities, at market value (cost $785,938)	1,013,287
Cash(1)	567,095
Receivables:
Fund shares sold	532,832
Dividends and interest	1,091,374
Variation margin on futures contracts	4,077
Other assets	8,771

Total assets	1,101,986,085

Liabilities:
Payables:
Investment securities purchased	461,833
Fund shares redeemed	1,603,783
Investment management fees	224,970
Distribution fees	81,374
Accrued expenses	165,212

Total liabilities	2,537,172

Net assets	$1,099,448,913

Summary of Net Assets:
Capital stock and paid-in-capital	$471,716,230
Undistributed net investment income	27,525,653
Accumulated net realized gain	64,968,883
Unrealized appreciation of investments	535,238,147

Net assets	$1,099,448,913

Class IA: Net asset value per share	$45.39

Shares Outstanding	15,629,003

Net Assets	$709,478,437

Class IB: Net asset value per share	$44.80

Shares Outstanding	8,705,072

Net Assets	$389,970,476

(1)	Cash of $560,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at June 30, 2017.

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends from unaffiliated securities	$11,153,169
Dividends from affiliated securities	9,268
Interest	23,238

Total investment income, net	11,185,675

Expenses:
Investment management fees	1,631,550
Transfer agent fees	7,522
Distribution fees - Class IB	488,667
Custodian fees	10,608
Accounting service fees	153,447
Trustees fees	63,141
Audit fees	33,310
Printing fees	42,257
Legal fees	73,598
Insurance fees	32,395
Other expenses	31,358

Total expenses (before waivers)	2,567,853

Total waivers	(284,110)

Total expenses	2,283,743

Net Investment Income	8,901,932

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	31,617,168
Net realized gain on investments in affiliated securities	12,372
Net realized gain on futures	616,109

Net Realized Gain on Investments and Other Financial Instruments	32,245,649

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	53,995,391
Net unrealized depreciation of futures contracts	(31,106)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	53,964,285

Net Realized and Unrealized Gain on Investments and Other Financial Instruments	86,209,934

Net Increase in Net Assets Resulting from Operations	$95,111,866

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
Operations:
Net investment income	$8,901,932	$19,187,983
Net realized gain on investments and other financial instruments	32,245,649	67,798,334
Net unrealized appreciation (depreciation) of investments and other financial instruments	53,964,285	24,458,604

Net Increase in Net Assets Resulting from Operations	95,111,866	111,444,921

Distributions to Shareholders:
From net investment income
Class IA	—	(13,966,007)
Class IB	—	(8,249,355)

Total distributions from net investment income	—	(22,215,362)

From net realized gain on investments
Class IA	—	(46,415,619)
Class IB	—	(27,416,493)

Total distributions from net realized gain on investments	—	(73,832,112)

Total distributions	—	(96,047,474)

Capital Share Transactions:
Class IA
Sold	12,520,978	21,673,449
Issued on reinvestment of distributions	—	60,381,626
Redeemed	(41,410,754)	(96,689,732)

Total capital share transactions	(28,889,776)	(14,634,657)

Class IB
Sold	17,331,559	20,176,793
Issued on reinvestment of distributions	—	35,665,848
Redeemed	(42,730,824)	(93,903,225)

Total capital share transactions	(25,399,265)	(38,060,584)

Net decrease from capital share transactions	(54,289,041)	(52,695,241)

Net Increase (Decrease) in Net Assets	40,822,825	(37,297,794)

Net Assets:
Beginning of period	1,058,626,088	1,095,923,882

End of period	$1,099,448,913	$1,058,626,088

Undistributed net investment income	$27,525,653	$18,623,721

Shares:
Class IA
Sold	283,920	529,762
Issued on reinvestment of distributions	—	1,499,047
Redeemed	(939,863)	(2,384,897)

Total share activity	(655,943)	(356,088)

Class IB
Sold	401,900	504,675
Issued on reinvestment of distributions	—	895,227
Redeemed	(979,575)	(2,344,051)

Total share activity	(577,675)	(944,149)

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Index HLS Fund”). The reorganization of the Hartford Index HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Index HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares for each class.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of

12

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

U.S. GAAP defines fair value as the price that the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded

13

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

14

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2017.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not

15

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of June 30, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2017.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of June 30, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures(1)	$—	$—	$—	$48,570	$—	$—	$48,570

Total	$—	$—	$—	$48,570	$—	$—	$48,570

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2017.

16

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

The Effect of Derivative Instruments in the Statement of Operations for the six-month period ended June 30, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$616,109	$—	$—	$616,109

Total	$—	$—	$—	$616,109	$—	$—	$616,109

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(31,106)	$—	$—	$(31,106)

Total	$—	$—	$—	$(31,106)	$—	$—	$(31,106)

b)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2017:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$48,570

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	48,570

Derivatives not subject to a MNA	—	48,570

Total gross amount of derivative assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

17

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Ordinary Income	$22,579,859	$4,413,528
Long-Term Capital Gains(1)	73,467,615	13,266,673

(1)	The Fund designates these distributions as capital gain dividends per IRC Sec. 852(b) (3) (C).

As of December 31, 2016, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19,068,465
Undistributed Long-Term Capital Gain	62,292,559
Unrealized Appreciation (Depreciation)(1)	451,259,793

Total Accumulated Earnings (Deficit)	$532,620,817

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITs and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$—
Undistributed Net Investment Income	(860,783)
Accumulated Net Realized Gain	860,783

18

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2016.

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of June 30, 2017; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.30%
On next $3 billion	0.20%
On next $5 billion	0.18%
Over $10 billion	0.17%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of the Fund as follows; 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2018 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)

Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets

19

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the six-month period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) was as follows:

Amount
Cost of Purchases	$25,349,311
Sales Proceeds	74,078,453

9.	Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant shareholder class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action, and this dismissal was affirmed in March 2016 by the United States Court of Appeals for the Second Circuit. The plaintiff in the Deutsche Bank Trust Company Americas action has filed a petition for writ of certiorari, which is pending before the U.S. Supreme Court. In The Official Committee of Unsecured Creditors of Tribune Company action, the court in January 2017 granted the motion to dismiss filed in 2014 by the shareholder defendants. As a result, the shareholder defendants, including The Hartford Index HLS Fund, have all now been dismissed from the case. Because other non-shareholder defendants remain in the lawsuit, the dismissal order is not immediately appealable by the plaintiff, but an eventual appeal is expected. The Hartford, on behalf of the Fund, intends to continue to vigorously defend these actions.

20

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

June 30, 2017 (Unaudited)

10.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of June 30, 2017.

21

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Index Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IA	$41.58	$0.38	$3.43	$3.81	$—	$—	$—	$45.39	9.19	%(4)	$709,478	0.38	%(5)	0.33	%(5)	1.73	%(5)
IB	41.09	0.32	3.39	3.71	—	—	—	44.80	9.03	(4)	389,970	0.63	(5)	0.58	(5)	1.48	(5)

For the Year Ended December 31, 2016
IA	$40.92	$0.79	$3.82	$4.61	$(0.91)	$(3.04)	$(3.95)	$41.58	11.59%		$677,208	0.38%		0.33%		1.93%
IB	40.57	0.68	3.79	4.47	(0.91)	(3.04)	(3.95)	41.09	11.34		381,418	0.63		0.58		1.68

For the Year Ended December 31, 2015
IA	$41.11	$0.79	$(0.34)	$0.45	$(0.15)	$(0.49)	$(0.64)	$40.92	1.06%		$680,974	0.42%		0.33%		1.92%
IB	40.86	0.69	(0.34)	0.35	(0.15)	(0.49)	(0.64)	40.57	0.82		414,950	0.67		0.58		1.67

For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%		$760,768	0.33%		0.33%		1.74%
IB	38.35	0.59	4.19	4.78	(0.50)	(1.77)	(2.27)	40.86	13.01		467,467	0.58		0.58		1.49

For the Year Ended December 31, 2013(6)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%		$763,868	0.33%		0.33%		1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61		413,119	0.58		0.58		1.54

For the Year Ended December 31, 2012(6)(7)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%		$691,786	0.33%		0.33%		1.98%
IB	26.09	0.49	3.51	4.00	(0.53)	—	(0.53)	29.56	15.34		307,129	0.58		0.58		1.75

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Six Months Ended June 30, 2017 (Unaudited)	2%
For the Year Ended December 31, 2016	12
For the Year Ended December 31, 2015	8
For the Year Ended December 31, 2014	3
For the Year Ended December 31, 2013(1)	3
For the Year Ended December 31, 2012(1)	7

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.

22

HIMCO VIT Index Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2017 through June 30, 2017.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 - 6/30/17(1)	Net Annualized Expense Ratio(2)
Actual
Class IA	$1,000	$1,091.90	$1.71	0.33%
Class IB	$1,000	$1,090.30	$3.01	0.58%
Hypothetical
Class IA	$1,000	$1,023.16	$1.66	0.33%
Class IB	$1,000	$1,021.92	$2.91	0.58%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

24

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include ending their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Index Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY

2017 Semi-annual Report

HIMCO VIT Portfolio Diversifier Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0%
	Automobiles & Components - 0.2%
702	BorgWarner, Inc.	$29,737
943	Delphi Automotive plc	82,654
13,773	Ford Motor Co.	154,120
4,836	General Motors Co.	168,921
887	Goodyear Tire & Rubber Co. (The)	31,010
616	Harley-Davidson, Inc.	33,276

		499,718

	Banks - 1.6%
35,046	Bank of America Corp.	850,216
2,857	BB&T Corp.	129,736
9,696	Citigroup, Inc.	648,468
1,784	Citizens Financial Group, Inc.	63,653
623	Comerica, Inc.	45,629
2,642	Fifth Third Bancorp	68,586
3,828	Huntington Bancshares, Inc.	51,755
12,511	JPMorgan Chase & Co.	1,143,505
3,860	KeyCorp	72,336
542	M&T Bank Corp.	87,777
1,213	People’s United Financial, Inc.	21,422
1,704	PNC Financial Services Group, Inc. (The)	212,778
4,233	Regions Financial Corp.	61,971
1,703	SunTrust Banks, Inc.	96,594
5,579	US Bancorp	289,662
15,838	Wells Fargo & Co.	877,584
714	Zions Bancorp	31,352

		4,753,024

	Capital Goods - 1.8%
2,104	3M Co.	438,032
155	Acuity Brands, Inc.	31,508
335	Allegion plc	27,175
810	AMETEK, Inc.	49,062
1,552	Arconic, Inc.	35,153
1,977	Boeing Co. (The)	390,952
2,075	Caterpillar, Inc.	222,979
544	Cummins, Inc.	88,248
1,036	Deere & Co.	128,039
548	Dover Corp.	43,960
1,575	Eaton Corp. plc	122,582
2,270	Emerson Electric Co.	135,337
1,019	Fastenal Co.	44,357
458	Flowserve Corp.	21,265
492	Fluor Corp.	22,524
1,062	Fortive Corp.	67,278
542	Fortune Brands Home & Security, Inc.	35,360
999	General Dynamics Corp.	197,902
30,668	General Electric Co.	828,343
2,685	Honeywell International, Inc.	357,884
1,095	Illinois Tool Works, Inc.	156,859
902	Ingersoll-Rand plc	82,434
425	Jacobs Engineering Group, Inc.	23,116
3,304	Johnson Controls International plc	143,261
274	L3 Technologies, Inc.	45,780
877	Lockheed Martin Corp.	243,464
1,125	Masco Corp.	42,986
615	Northrop Grumman Corp.	157,877
1,237	PACCAR, Inc.	81,691
469	Parker-Hannifin Corp.	74,955
590	Pentair plc	39,259
522	Quanta Services, Inc.(2)	17,184

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Capital Goods - 1.8% - (continued)
1,025	Raytheon Co.	$165,517
454	Rockwell Automation, Inc.	73,530
572	Rockwell Collins, Inc.	60,106
359	Roper Technologies, Inc.	83,119
204	Snap-on, Inc.	32,232
539	Stanley Black & Decker, Inc.	75,853
943	Textron, Inc.	44,415
172	TransDigm Group, Inc.	46,246
298	United Rentals, Inc.(2)	33,588
2,624	United Technologies Corp.	320,417
189	WW Grainger, Inc.	34,120
633	Xylem, Inc.	35,087

		5,401,036

	Commercial & Professional Services - 0.1%
304	Cintas Corp.	38,316
423	Equifax, Inc.	58,129
1,118	IHS Markit Ltd.(2)	49,237
1,183	Nielsen Holdings plc	45,735
810	Republic Services, Inc.	51,621
449	Robert Half International, Inc.	21,520
299	Stericycle, Inc.(2)	22,820
541	Verisk Analytics, Inc.(2)	45,644
1,431	Waste Management, Inc.	104,964

		437,986

	Consumer Durables & Apparel - 0.3%
990	Coach, Inc.	46,867
1,204	DR Horton, Inc.	41,622
404	Garmin Ltd.	20,616
1,282	Hanesbrands, Inc.	29,691
396	Hasbro, Inc.	44,158
466	Leggett & Platt, Inc.	24,479
716	Lennar Corp., Class A	38,177
1,203	Mattel, Inc.	25,901
549	Michael Kors Holdings Ltd.(2)	19,901
222	Mohawk Industries, Inc.(2)	53,655
1,701	Newell Brands, Inc.	91,208
4,667	NIKE, Inc., Class B	275,353
1,000	PulteGroup, Inc.	24,530
275	PVH Corp.	31,487
194	Ralph Lauren Corp.	14,317
650	Under Armour, Inc., Class A(2)	14,144
648	Under Armour, Inc., Class C(2)	13,064
1,128	VF Corp.	64,973
260	Whirlpool Corp.	49,821

		923,964

	Consumer Services - 0.5%
1,474	Carnival Corp.	96,650
101	Chipotle Mexican Grill, Inc.(2)	42,026
438	Darden Restaurants, Inc.	39,613
727	H&R Block, Inc.	22,472
722	Hilton Worldwide Holdings, Inc.	44,656
1,094	Marriott International, Inc., Class A	109,739
2,870	McDonald’s Corp.	439,569
591	Royal Caribbean Cruises Ltd.	64,555
5,100	Starbucks Corp.	297,381
367	Wyndham Worldwide Corp.	36,850
281	Wynn Resorts Ltd.	37,688

The accompanying Notes are an integral part of these financial statements.

2

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Consumer Services - 0.5% - (continued)
1,165	Yum! Brands, Inc.	$85,930

		1,317,129

	Diversified Financials - 1.3%
199	Affiliated Managers Group, Inc.	33,006
2,644	American Express Co.	222,731
537	Ameriprise Financial, Inc.	68,355
3,662	Bank of New York Mellon Corp. (The)	186,835
6,689	Berkshire Hathaway, Inc., Class B(2)	1,132,916
427	BlackRock, Inc.	180,369
1,701	Capital One Financial Corp.	140,537
324	CBOE Holdings, Inc.	29,614
4,285	Charles Schwab Corp. (The)	184,084
1,197	CME Group, Inc.	149,912
1,339	Discover Financial Services	83,272
965	E*TRADE Financial Corp.(2)	36,699
1,206	Franklin Resources, Inc.	54,017
1,289	Goldman Sachs Group, Inc. (The)	286,029
2,085	Intercontinental Exchange, Inc.	137,443
1,433	Invesco Ltd.	50,427
1,137	Leucadia National Corp.	29,744
586	Moody’s Corp.	71,304
5,016	Morgan Stanley	223,513
401	NASDAQ, Inc.	28,667
1,003	Navient Corp.	16,700
760	Northern Trust Corp.	73,880
451	Raymond James Financial, Inc.	36,179
908	S&P Global, Inc.	132,559
1,245	State Street Corp.	111,714
2,712	Synchrony Financial	80,872
850	T Rowe Price Group, Inc.	63,078

		3,844,456

	Energy - 1.5%
1,973	Anadarko Petroleum Corp.	89,456
1,339	Apache Corp.	64,178
1,498	Baker Hughes, Inc.	81,656
1,639	Cabot Oil & Gas Corp.	41,106
2,675	Chesapeake Energy Corp.(2)	13,295
6,672	Chevron Corp.	696,090
334	Cimarex Energy Co.	31,399
522	Concho Resources, Inc.(2)	63,439
4,357	ConocoPhillips	191,534
1,851	Devon Energy Corp.	59,176
2,033	EOG Resources, Inc.	184,027
609	EQT Corp.	35,681
14,922	Exxon Mobil Corp.	1,204,653
3,056	Halliburton Co.	130,522
381	Helmerich & Payne, Inc.	20,703
952	Hess Corp.	41,764
6,761	Kinder Morgan, Inc.	129,541
2,993	Marathon Oil Corp.	35,467
1,827	Marathon Petroleum Corp.	95,607
571	Murphy Oil Corp.	14,635
1,338	National Oilwell Varco, Inc.	44,074
698	Newfield Exploration Co.(2)	19,865
1,603	Noble Energy, Inc.	45,365
2,693	Occidental Petroleum Corp.	161,230
1,337	ONEOK, Inc.	69,738
1,545	Phillips 66	127,756
599	Pioneer Natural Resources Co.	95,588

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Energy - 1.5% - (continued)
663	Range Resources Corp.	$15,362
4,893	Schlumberger Ltd.	322,155
1,643	TechnipFMC plc(2)	44,690
531	Tesoro Corp.	49,702
1,386	Transocean Ltd.(2)	11,407
1,575	Valero Energy Corp.	106,249
2,910	Williams Cos., Inc. (The)	88,115

		4,425,225

	Food & Staples Retailing - 0.5%
1,545	Costco Wholesale Corp.	247,092
3,588	CVS Health Corp.	288,691
3,214	Kroger Co. (The)	74,950
1,734	Sysco Corp.	87,272
5,202	Wal-Mart Stores, Inc.	393,687
3,007	Walgreens Boots Allliance, Inc.	235,478
1,125	Whole Foods Market, Inc.	47,374

		1,374,544

	Food, Beverage & Tobacco - 1.3%
6,802	Altria Group, Inc.	506,545
2,010	Archer-Daniels-Midland Co.	83,174
621	Brown-Forman Corp., Class B	30,181
675	Campbell Soup Co.	35,201
13,541	Coca-Cola Co. (The)	607,314
1,423	Conagra Brands, Inc.	50,886
604	Constellation Brands, Inc., Class A	117,013
647	Dr Pepper Snapple Group, Inc.	58,948
2,029	General Mills, Inc.	112,407
493	Hershey Co. (The)	52,933
950	Hormel Foods Corp.	32,405
410	JM Smucker Co. (The)	48,515
888	Kellogg Co.	61,680
2,101	Kraft Heinz Co. (The)	179,930
399	McCormick & Co., Inc.	38,907
650	Molson Coors Brewing Co., Class B	56,121
5,343	Mondelez International, Inc., Class A	230,764
1,420	Monster Beverage Corp.(2)	70,546
5,031	PepsiCo, Inc.	581,030
5,469	Philip Morris International, Inc.	642,334
2,914	Reynolds American, Inc.	189,527
1,015	Tyson Foods, Inc., Class A	63,569

		3,849,930

	Health Care Equipment & Services - 1.4%
6,111	Abbott Laboratories	297,056
1,168	Aetna, Inc.	177,337
266	Align Technology, Inc.(2)	39,932
584	AmerisourceBergen Corp.	55,205
933	Anthem, Inc.	175,525
1,718	Baxter International, Inc.	104,008
801	Becton Dickinson and Co.	156,283
4,822	Boston Scientific Corp.(2)	133,666
1,112	Cardinal Health, Inc.	86,647
607	Centene Corp.(2)	48,487
1,035	Cerner Corp.(2)	68,796
902	Cigna Corp.	150,986
172	Cooper Cos., Inc. (The)	41,180
255	CR Bard, Inc.	80,608
2,151	Danaher Corp.	181,523
547	DaVita, Inc.(2)	35,424
807	DENTSPLY SIRONA, Inc.	52,326

The accompanying Notes are an integral part of these financial statements.

3

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Health Care Equipment & Services - 1.4% - (continued)
739	Edwards Lifesciences Corp.(2)	$87,379
413	Envision Healthcare Corp.(2)	25,883
2,090	Express Scripts Holding Co.(2)	133,426
1,008	HCA Healthcare, Inc.(2)	87,898
279	Henry Schein, Inc.(2)	51,063
986	Hologic, Inc.(2)	44,745
508	Humana, Inc.	122,235
310	IDEXX Laboratories, Inc.(2)	50,040
130	Intuitive Surgical, Inc.(2)	121,598
360	Laboratory Corp. of America Holdings(2)	55,490
743	McKesson Corp.	122,253
4,821	Medtronic plc	427,864
287	Patterson Cos., Inc.	13,475
482	Quest Diagnostics, Inc.	53,579
1,092	Stryker Corp.	151,548
3,394	UnitedHealth Group, Inc.	629,315
315	Universal Health Services, Inc., Class B	38,455
324	Varian Medical Systems, Inc.(2)	33,433
709	Zimmer Biomet Holdings, Inc.	91,036

		4,225,704

	Household & Personal Products - 0.5%
878	Church & Dwight Co., Inc.	45,551
454	Clorox Co. (The)	60,491
3,111	Colgate-Palmolive Co.	230,618
1,659	Coty, Inc., Class A	31,123
788	Estee Lauder Cos., Inc. (The), Class A	75,632
1,250	Kimberly-Clark Corp.	161,388
9,007	Procter & Gamble Co. (The)	784,960

		1,389,763

	Insurance - 0.7%
1,398	Aflac, Inc.	108,597
1,284	Allstate Corp. (The)	113,557
3,097	American International Group, Inc.	193,624
923	Aon plc	122,713
632	Arthur J Gallagher & Co.	36,182
193	Assurant, Inc.	20,012
1,644	Chubb Ltd.	239,005
528	Cincinnati Financial Corp.	38,254
145	Everest Re Group Ltd.	36,916
1,294	Hartford Financial Services Group, Inc. (The)(3)	68,026
791	Lincoln National Corp.	53,456
972	Loews Corp.	45,499
1,815	Marsh & McLennan Cos., Inc.	141,497
3,805	MetLife, Inc.	209,047
944	Principal Financial Group, Inc.	60,482
2,046	Progressive Corp. (The)	90,208
1,511	Prudential Financial, Inc.	163,400
383	Torchmark Corp.	29,299
984	Travelers Cos., Inc. (The)	124,505
805	Unum Group	37,537
448	Willis Towers Watson PLC	65,166
921	XL Group Ltd.	40,340

		2,037,322

	Materials - 0.7%
767	Air Products & Chemicals, Inc.	109,727
390	Albemarle Corp.	41,161
312	Avery Dennison Corp.	27,571
1,233	Ball Corp.	52,045

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Materials - 0.7% - (continued)
819	CF Industries Holdings, Inc.	$22,899
3,958	Dow Chemical Co. (The)	249,631
514	Eastman Chemical Co.	43,171
919	Ecolab, Inc.	121,997
3,053	EI du Pont de Nemours & Co.	246,408
472	FMC Corp.	34,480
4,687	Freeport-McMoRan, Inc.(2)	56,291
278	International Flavors & Fragrances, Inc.	37,530
1,454	International Paper Co.	82,311
1,163	LyondellBasell Industries N.V., Class A	98,146
221	Martin Marietta Materials, Inc.	49,190
1,545	Monsanto Co.	182,866
1,236	Mosaic Co. (The)	28,218
1,878	Newmont Mining Corp.	60,828
1,124	Nucor Corp.	65,046
902	PPG Industries, Inc.	99,184
1,007	Praxair, Inc.	133,478
690	Sealed Air Corp.	30,884
285	Sherwin-Williams Co. (The)	100,024
465	Vulcan Materials Co.	58,906
884	WestRock Co.	50,087

		2,082,079

	Media - 0.8%
1,297	CBS Corp., Class B	82,722
760	Charter Communications, Inc., Class A(2)	256,006
16,666	Comcast Corp., Class A	648,641
542	Discovery Communications, Inc., Class A(2)	14,000
742	Discovery Communications, Inc., Class C(2)	18,706
801	DISH Network Corp., Class A(2)	50,271
1,391	Interpublic Group of Cos., Inc. (The)	34,218
1,341	News Corp., Class A	18,372
421	News Corp., Class B	5,957
820	Omnicom Group, Inc.	67,978
338	Scripps Networks Interactive, Inc., Class A	23,089
2,731	Time Warner, Inc.	274,220
3,706	Twenty-First Century Fox, Inc., Class A	105,028
1,715	Twenty-First Century Fox, Inc., Class B	47,797
1,241	Viacom, Inc., Class B	41,660
5,123	Walt Disney Co. (The)	544,319

		2,232,984

	Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
5,605	AbbVie, Inc.	406,418
1,135	Agilent Technologies, Inc.	67,317
791	Alexion Pharmaceuticals, Inc.(2)	96,241
1,183	Allergan plc	287,575
2,591	Amgen, Inc.	446,248
752	Biogen, Inc.(2)	204,063
5,801	Bristol-Myers Squibb Co.	323,232
2,750	Celgene Corp.(2)	357,142
3,419	Eli Lilly & Co.	281,384
4,602	Gilead Sciences, Inc.	325,730
514	Illumina, Inc.(2)	89,189
599	Incyte Corp.(2)	75,420
9,486	Johnson & Johnson	1,254,903
349	Mallinckrodt plc(2)	15,639
9,632	Merck & Co., Inc.	617,315
91	Mettler-Toledo International, Inc.(2)	53,557
1,623	Mylan N.V.(2)	63,005
388	PerkinElmer, Inc.	26,438

The accompanying Notes are an integral part of these financial statements.

4

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.2% - (continued)
504	Perrigo Co. plc	$38,062
21,016	Pfizer, Inc.	705,927
268	Regeneron Pharmaceuticals, Inc.(2)	131,625
1,378	Thermo Fisher Scientific, Inc.	240,420
877	Vertex Pharmaceuticals, Inc.(2)	113,019
282	Waters Corp.(2)	51,843
1,728	Zoetis, Inc.	107,793

		6,379,505

	Real Estate - 0.7%
321	Alexandria Real Estate Equities, Inc., REIT	38,671
1,497	American Tower Corp., REIT	198,083
551	Apartment Investment & Management Co., Class A, REIT	23,677
485	AvalonBay Communities, Inc., REIT	93,202
542	Boston Properties, Inc., REIT	66,677
1,059	CBRE Group, Inc., Class A, REIT(2)	38,548
1,289	Crown Castle International Corp., REIT	129,132
563	Digital Realty Trust, Inc., REIT	63,591
274	Equinix, Inc., REIT	117,590
1,293	Equity Residential, REIT	85,118
231	Essex Property Trust, Inc., REIT	59,429
442	Extra Space Storage, Inc., REIT	34,476
254	Federal Realty Investment Trust, REIT	32,103
2,051	GGP, Inc., REIT	48,322
1,650	HCP, Inc., REIT	52,734
2,605	Host Hotels & Resorts, Inc., REIT	47,593
865	Iron Mountain, Inc., REIT	29,721
1,495	Kimco Realty Corp., REIT	27,433
419	Macerich Co. (The), REIT	24,327
400	Mid-America Apartment Communities, Inc., REIT	42,152
1,868	Prologis, Inc., REIT	109,540
526	Public Storage, REIT	109,687
962	Realty Income Corp., REIT	53,083
515	Regency Centers Corp., REIT	32,260
1,099	Simon Property Group, Inc., REIT	177,774
359	SL Green Realty Corp., REIT	37,982
942	UDR, Inc., REIT	36,710
1,250	Ventas, Inc., REIT	86,850
607	Vornado Realty Trust, REIT	56,997
1,289	Welltower, Inc., REIT	96,482
2,646	Weyerhaeuser Co., REIT	88,641

		2,138,585

	Retailing - 1.4%
260	Advance Auto Parts, Inc.	30,313
1,397	Amazon.com, Inc.(2)	1,352,296
232	AutoNation, Inc.(2)	9,781
99	AutoZone, Inc.(2)	56,476
511	Bed Bath & Beyond, Inc.	15,534
934	Best Buy Co., Inc.	53,546
652	CarMax, Inc.(2)	41,115
888	Dollar General Corp.	64,016
834	Dollar Tree, Inc.(2)	58,313
428	Expedia, Inc.	63,751
462	Foot Locker, Inc.	22,767
775	Gap, Inc. (The)	17,042
519	Genuine Parts Co.	48,143
4,210	Home Depot, Inc. (The)	645,814

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Retailing - 1.4% - (continued)
600	Kohl’s Corp.	$23,202
849	L Brands, Inc.	45,753
1,086	LKQ Corp.(2)	35,784
3,022	Lowe’s Cos., Inc.	234,296
1,068	Macy’s, Inc.	24,820
1,518	Netflix, Inc.(2)	226,804
392	Nordstrom, Inc.	18,749
320	O’Reilly Automotive, Inc.(2)	69,997
173	Priceline Group, Inc. (The)(2)	323,600
1,380	Ross Stores, Inc.	79,667
241	Signet Jewelers Ltd.	15,241
2,300	Staples, Inc.	23,161
1,943	Target Corp.	101,600
378	Tiffany & Co.	35,483
2,265	TJX Cos., Inc. (The)	163,465
453	Tractor Supply Co.	24,557
389	TripAdvisor, Inc.(2)	14,860
205	Ulta Salon Cosmetics & Fragrance, Inc.(2)	58,905

		3,998,851

	Semiconductors & Semiconductor Equipment - 0.9%
2,729	Advanced Micro Devices, Inc.(2)	34,058
1,292	Analog Devices, Inc.	100,518
3,784	Applied Materials, Inc.	156,317
1,413	Broadcom Ltd.	329,300
16,583	Intel Corp.	559,510
552	KLA-Tencor Corp.	50,514
568	Lam Research Corp.	80,332
808	Microchip Technology, Inc.	62,361
3,662	Micron Technology, Inc.(2)	109,347
2,095	NVIDIA Corp.	302,853
448	Qorvo, Inc.(2)	28,367
5,203	QUALCOMM, Inc.	287,310
650	Skyworks Solutions, Inc.	62,368
3,509	Texas Instruments, Inc.	269,947
874	Xilinx, Inc.	56,216

		2,489,318

	Software & Services - 3.3%
2,184	Accenture plc, Class A	270,117
2,442	Activision Blizzard, Inc.	140,586
1,742	Adobe Systems, Inc.(2)	246,388
608	Akamai Technologies, Inc.(2)	30,284
196	Alliance Data Systems Corp.	50,311
1,048	Alphabet, Inc., Class A(2)	974,305
1,051	Alphabet, Inc., Class C(2)	955,075
301	ANSYS, Inc.(2)	36,626
683	Autodesk, Inc.(2)	68,860
1,576	Automatic Data Processing, Inc.	161,477
1,101	CA, Inc.	37,951
532	Citrix Systems, Inc.(2)	42,337
2,074	Cognizant Technology Solutions Corp., Class A	137,714
510	CSRA, Inc.	16,193
997	DXC Technology Co.	76,490
3,545	eBay, Inc.(2)	123,791
1,092	Electronic Arts, Inc.(2)	115,446
8,324	Facebook, Inc., Class A(2)	1,256,758
1,164	Fidelity National Information Services, Inc.	99,406
748	Fiserv, Inc.(2)	91,510
318	Gartner, Inc.(2)	39,276

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Software & Services - 3.3% - (continued)
537	Global Payments, Inc.	$48,502
3,011	International Business Machines Corp.	463,182
857	Intuit, Inc.	113,818
3,303	MasterCard, Inc., Class A	401,149
27,188	Microsoft Corp.	1,874,069
10,578	Oracle Corp.	530,381
1,126	Paychex, Inc.	64,114
3,934	PayPal Holdings, Inc.(2)	211,138
626	Red Hat, Inc.(2)	59,939
2,355	salesforce.com, Inc.(2)	203,943
2,142	Symantec Corp.	60,511
529	Synopsys, Inc.(2)	38,580
583	Total System Services, Inc.	33,960
311	VeriSign, Inc.(2)	28,911
6,502	Visa, Inc., Class A	609,758
1,660	Western Union Co. (The)	31,623

		9,744,479

	Technology Hardware & Equipment - 1.4%
1,076	Amphenol Corp., Class A	79,430
18,361	Apple, Inc.	2,644,351
17,608	Cisco Systems, Inc.	551,130
3,241	Corning, Inc.	97,392
228	F5 Networks, Inc.(2)	28,970
479	FLIR Systems, Inc.	16,602
429	Harris Corp.	46,795
5,863	Hewlett Packard Enterprise Co.	97,267
5,928	HP, Inc.	103,621
1,346	Juniper Networks, Inc.	37,527
576	Motorola Solutions, Inc.	49,962
952	NetApp, Inc.	38,128
1,046	Seagate Technology plc	40,533
1,250	TE Connectivity Ltd.	98,350
1,026	Western Digital Corp.	90,904
749	Xerox Corp.	21,519

		4,042,481

	Telecommunication Services - 0.5%
21,650	AT&T, Inc.	816,854
1,933	CenturyLink, Inc.	46,160
1,031	Level 3 Communications, Inc.(2)	61,138
14,366	Verizon Communications, Inc.	641,586

		1,565,738

	Transportation - 0.6%
434	Alaska Air Group, Inc.	38,956
1,735	American Airlines Group, Inc.	87,305
496	CH Robinson Worldwide, Inc.	34,065
3,249	CSX Corp.	177,266
2,592	Delta Air Lines, Inc.	139,294
633	Expeditors International of Washington, Inc.	35,752
866	FedEx Corp.	188,208
302	JB Hunt Transport Services, Inc.	27,597
374	Kansas City Southern	39,139
1,020	Norfolk Southern Corp.	124,134
2,129	Southwest Airlines Co.	132,296
2,843	Union Pacific Corp.	309,631
992	United Continental Holdings, Inc.(2)	74,648
2,426	United Parcel Service, Inc., Class B	268,291

		1,676,582

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 25.0% - (continued)
	Utilities - 0.8%
2,325	AES Corp.	$25,831
800	Alliant Energy Corp.	32,136
854	Ameren Corp.	46,688
1,732	American Electric Power Co., Inc.	120,322
628	American Water Works Co., Inc.	48,953
1,518	CenterPoint Energy, Inc.	41,563
988	CMS Energy Corp.	45,695
1,075	Consolidated Edison, Inc.	86,882
2,215	Dominion Energy, Inc.	169,736
632	DTE Energy Co.	66,859
2,465	Duke Energy Corp.	206,049
1,147	Edison International	89,684
632	Entergy Corp.	48,519
1,116	Eversource Energy	67,752
3,261	Exelon Corp.	117,624
1,563	FirstEnergy Corp.	45,577
1,649	NextEra Energy, Inc.	231,074
1,136	NiSource, Inc.	28,809
1,110	NRG Energy, Inc.	19,114
1,798	PG&E Corp.	119,333
393	Pinnacle West Capital Corp.	33,468
2,406	PPL Corp.	93,016
1,781	Public Service Enterprise Group, Inc.	76,601
502	SCANA Corp.	33,639
883	Sempra Energy	99,558
3,503	Southern Co. (The)	167,724
1,111	WEC Energy Group, Inc.	68,193
1,788	Xcel Energy, Inc.	82,033

		2,312,432

	Total Common Stocks (cost $55,353,482)	73,142,835

EXCHANGE-TRADED FUND - 0.2%
	Diversified Financial Services - 0.2%
3,070	Vanguard S&P 500 ETF (cost $688,002)	681,724

	Total Exchange-Traded Funds (cost $688,002)	681,724

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.4%
	Banc of America Commercial Mortgage Trust,
	Series 2007-5, Class A4
$4,660	5.49%, 02/10/2051	4,666
	Bear Stearns Commercial Mortgage Securities Trust,
	Series 2007-PW18, Class A4
17,668	5.70%, 06/11/2050	17,753
	Chase Issuance Trust,
	Series 2013-A1, Class A1
100,000	1.30%, 02/18/2020	99,903
	Citibank Credit Card Issuance Trust,
	Series 2007-A8, Class A8,
100,000	5.65%, 09/20/2019	100,883
	Citigroup Commercial Mortgage Trust
	Series 2008-C7, Class A4
11,924	6.39%, 12/10/2049(4)	11,945

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.4% - (continued)
	Citigroup Commercial Mortgage Trust - (continued)
	Series 2014-GC23, Class A4
$50,000	3.62%, 07/10/2047	$52,045
	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	Series 2007-CD5, Class A4
2,318	5.89%, 11/15/2044(4)	2,320
	COMM Mortgage Trust
	Series 2013-CR9, Class A4,
35,000	4.37%, 07/10/2045(4)	37,904
	Series 2014-UBS5, Class A4
45,000	3.84%, 09/10/2047	47,235
	Series 2014-UBS6, Class A5
50,000	3.64%, 12/10/2047	51,671
	Series 2015-LC23, Class A4
35,000	3.77%, 10/10/2048	36,615
	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,829
	Commercial Mortgage Trust
	Series 2007-GG11, Class A4
1,698	5.74%, 12/10/2049	1,696
	Series 2013-LC6, Class A4
15,000	2.94%, 01/10/2046	15,161
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4
35,000	3.81%, 11/15/2048	36,579
	GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5
10,000	2.94%, 02/10/2046	10,142
	GS Mortgage Securities Trust
	Series 2012-GC6, Class A3
19,925	3.48%, 01/10/2045	20,786
	Series 2012-GCJ7, Class A4
49,095	3.38%, 05/10/2045	51,044
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	40,848
	Series 2013-GC14, Class A5
35,000	4.24%, 08/10/2046	37,791
	Series 2013-GC16, Class A4
40,000	4.27%, 11/10/2046	43,233
	Series 2014-GC18, Class A4
40,000	4.07%, 01/10/2047	42,644
	Series 2015-GS1, Class A3
30,000	3.73%, 11/10/2048	31,344
	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3
8,422	4.17%, 08/15/2046	8,967
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4
40,000	3.80%, 09/15/2047	41,863
	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3
9,379	5.87%, 09/15/2045(4)	9,438
	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4
18,717	5.70%, 09/12/2049	18,731

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.4% - (continued)
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2014-C15, Class A4
$40,000	4.05%, 04/15/2047	$42,668
	Series 2014-C16, Class A5
50,000	3.89%, 06/15/2047	52,891
	Series 2015-C22, Class A4
30,000	3.31%, 04/15/2048	30,562
	Series 2015-C27, Class A4
30,000	3.75%, 12/15/2047	31,412
	Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4
7,455	5.81%, 12/12/2049	7,477
	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3
2,505	5.68%, 05/15/2046	2,503
	WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	40,328

	Total Asset & Commercial Mortgage Backed Securities (cost $1,124,706)	1,111,877

CORPORATE BONDS - 14.3%
	Advertising - 0.0%
	Omnicom Group, Inc.
40,000	3.63%, 05/01/2022	41,750

	Aerospace/Defense - 0.3%
	Boeing Co. (The)
230,000	4.88%, 02/15/2020	247,579
35,000	6.13%, 02/15/2033	45,799
	General Dynamics Corp.
15,000	3.88%, 07/15/2021	15,954
	Lockheed Martin Corp.
140,000	4.25%, 11/15/2019	147,427
75,000	4.85%, 09/15/2041	84,932
	Northrop Grumman Corp.
40,000	4.75%, 06/01/2043	45,067
20,000	5.05%, 08/01/2019	21,252
	Raytheon Co.
95,000	3.13%, 10/15/2020	98,427
	United Technologies Corp.
65,000	4.50%, 04/15/2020	69,503
100,000	4.50%, 06/01/2042	109,195

		885,135

	Agriculture - 0.2%
	Altria Group, Inc.
300,000	4.75%, 05/05/2021	327,212
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	34,260
	Philip Morris International, Inc.
105,000	4.50%, 03/26/2020	112,002
75,000	4.50%, 03/20/2042	79,780
	Reynolds American, Inc.
90,000	4.45%, 06/12/2025	96,422

		649,676

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Auto Manufacturers - 0.3%
	Daimler Finance North America LLC
$18,000	8.50%, 01/18/2031	$27,048
	Ford Motor Co.
175,000	7.45%, 07/16/2031	221,259
	General Motors Co.
100,000	3.50%, 10/02/2018	101,756
120,000	6.25%, 10/02/2043	133,290
	Toyota Motor Credit Corp. MTN
70,000	2.00%, 10/24/2018	70,380
190,000	3.40%, 09/15/2021	198,552

		752,285

	Beverages - 0.4%
	Anheuser-Busch InBev Finance, Inc.
395,000	3.65%, 02/01/2026	406,957
	Anheuser-Busch InBev Worldwide, Inc.
110,000	3.75%, 07/15/2042	106,464
125,000	5.38%, 01/15/2020	135,347
	Coca-Cola Co. (The)
210,000	3.15%, 11/15/2020	218,192
	Diageo Capital plc
25,000	3.88%, 04/29/2043	25,035
	Molson Coors Brewing Co.
65,000	4.20%, 07/15/2046	64,101
	PepsiCo, Inc.
60,000	3.13%, 11/01/2020	62,147
85,000	5.50%, 01/15/2040	105,970

		1,124,213

	Biotechnology - 0.2%
	Amgen, Inc.
105,000	3.88%, 11/15/2021	110,675
25,000	4.40%, 05/01/2045	25,679
68,000	4.66%, 06/15/2051	72,022
	Celgene Corp.
160,000	3.25%, 08/15/2022	164,483
	Gilead Sciences, Inc.
230,000	3.70%, 04/01/2024	239,105
20,000	4.40%, 12/01/2021	21,576
45,000	4.80%, 04/01/2044	49,037

		682,577

	Chemicals - 0.3%
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	212,472
50,000	4.38%, 11/15/2042	51,643
	Eastman Chemical Co.
68,000	3.80%, 03/15/2025	69,978
	Ecolab, Inc.
45,000	4.35%, 12/08/2021	48,936
	EI du Pont de Nemours & Co.
20,000	5.60%, 12/15/2036	23,868
	LYB International Finance BV
130,000	4.00%, 07/15/2023	137,733
30,000	4.88%, 03/15/2044	31,768
	Monsanto Co.
80,000	4.40%, 07/15/2044	81,365
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	37,661
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,850

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Chemicals - 0.3% - (continued)
	Praxair, Inc.
$55,000	2.45%, 02/15/2022	$55,330

		771,604

	Commercial Banks - 3.1%
	Bank of America Corp.
250,000	3.30%, 01/11/2023	254,925
445,000	5.00%, 05/13/2021	485,552
115,000	5.88%, 02/07/2042	144,115
	Bank of New York Mellon Corp. (The)
150,000	3.55%, 09/23/2021	156,666
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	101,505
	Barclays PLC
270,000	2.88%, 06/08/2020	272,674
	BB&T Corp.
130,000	5.25%, 11/01/2019	138,951
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	151,048
	Citigroup, Inc.
210,000	2.65%, 10/26/2020	212,009
275,000	6.63%, 06/15/2032	343,799
	Cooperatieve Rabobank UA
195,000	4.50%, 01/11/2021	209,583
65,000	5.25%, 05/24/2041	79,356
	Credit Suisse
650,000	5.30%, 08/13/2019	694,271
	Deutsche Bank AG
70,000	3.70%, 05/30/2024	69,986
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	103,286
	Goldman Sachs Group, Inc. (The)
525,000	3.85%, 07/08/2024	544,905
89,000	6.25%, 02/01/2041	116,260
	HSBC Holdings plc
650,000	5.10%, 04/05/2021	706,682
	HSBC USA, Inc.
110,000	3.50%, 06/23/2024	113,324
	JPMorgan Chase & Co.
455,000	4.95%, 03/25/2020	487,978
220,000	5.50%, 10/15/2040	268,576
155,000	6.30%, 04/23/2019	166,822
	Landwirtschaftliche Rentenbank
160,000	1.88%, 09/17/2018	160,804
	Morgan Stanley
90,000	4.30%, 01/27/2045	93,071
655,000	5.50%, 07/28/2021	726,300
	PNC Financial Services Group, Inc. (The)
170,000	3.30%, 03/08/2022	176,237
150,000	5.13%, 02/08/2020	161,357
	Royal Bank of Canada
60,000	4.65%, 01/27/2026	64,307
	State Street Corp.
80,000	4.38%, 03/07/2021	85,731
	Sumitomo Mitsui Financial Group, Inc.
300,000	2.93%, 03/09/2021	304,768
	Toronto-Dominion Bank (The)
300,000	2.25%, 11/05/2019	302,225
	US Bancorp
180,000	4.13%, 05/24/2021	192,509

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Commercial Banks - 3.1% - (continued)
	Wells Fargo & Co.
$200,000	3.50%, 03/08/2022	$207,772
270,000	4.60%, 04/01/2021	291,047
180,000	5.61%, 01/15/2044	214,052
	Westpac Banking Corp.
250,000	4.88%, 11/19/2019	266,223

		9,068,676

	Commercial Services - 0.0%
	Princeton University
75,000	4.95%, 03/01/2019	79,028

	Construction Materials - 0.0%
	Johnson Controls International plc
100,000	5.00%, 03/30/2020	106,811

	Diversified Financial Services - 0.4%
	American Express Co.
148,000	2.65%, 12/02/2022	148,170
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	112,741
	GE Capital International Funding Co.
468,000	2.34%, 11/15/2020	471,742
	General Electric Capital Corp.
100,000	5.88%, 01/14/2038	129,412
	HSBC Finance Corp.
80,000	6.68%, 01/15/2021	90,157
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	112,730

		1,064,952

	Electric - 0.9%
	Alabama Power Co.
107,000	6.00%, 03/01/2039	136,138
	Berkshire Hathaway Energy Co.
135,000	6.13%, 04/01/2036	173,436
	CenterPoint Energy Houston Electric LLC
15,000	3.55%, 08/01/2042	14,660
	CMS Energy Corp.
60,000	5.05%, 03/15/2022	65,997
	Commonwealth Edison Co.
40,000	3.80%, 10/01/2042	39,971
	Consolidated Edison Co. of New York, Inc.
80,000	3.95%, 03/01/2043	80,902
40,000	6.65%, 04/01/2019	43,178
	Dominion Energy, Inc.
140,000	4.45%, 03/15/2021	149,737
	Series C
75,000	4.90%, 08/01/2041	81,957
	Duke Energy Carolinas LLC
90,000	4.00%, 09/30/2042	92,855
30,000	5.30%, 02/15/2040	36,876
	Entergy Louisiana LLC
100,000	4.05%, 09/01/2023	107,046
	Exelon Generation Co. LLC
75,000	4.00%, 10/01/2020	78,252
135,000	6.25%, 10/01/2039	147,305
	Florida Power & Light Co.
85,000	5.69%, 03/01/2040	109,892
	Georgia Power Co.
100,000	2.85%, 05/15/2022	100,495

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Electric - 0.9% - (continued)
	Indiana Michigan Power Co.
$25,000	6.05%, 03/15/2037	$30,990
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	83,909
	Nevada Power Co., Series R
55,000	6.75%, 07/01/2037	74,245
	NiSource Finance Corp.
40,000	5.25%, 02/15/2043	46,096
	Northern States Power Co.
80,000	3.40%, 08/15/2042	75,868
	Ohio Power Co., Series M
75,000	5.38%, 10/01/2021	83,500
	Oncor Electric Delivery Co. LLC
95,000	7.00%, 09/01/2022	114,362
	Pacific Gas & Electric Co.
135,000	6.05%, 03/01/2034	174,202
	Progress Energy, Inc.
140,000	3.15%, 04/01/2022	142,919
130,000	4.40%, 01/15/2021	138,100
	PSEG Power LLC
25,000	5.13%, 04/15/2020	26,759
	Public Service Electric & Gas Co.
65,000	3.95%, 05/01/2042	67,347
	South Carolina Electric & Gas Co.
40,000	6.05%, 01/15/2038	48,609
	Southern California Edison Co.
75,000	4.50%, 09/01/2040	83,165
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	68,810

		2,717,578

	Electrical Components & Equipment - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	74,567

	Electronics - 0.1%
	Honeywell International, Inc.
80,000	4.25%, 03/01/2021	85,849
20,000	5.70%, 03/15/2037	25,683
	Thermo Fisher Scientific, Inc.
150,000	4.15%, 02/01/2024	159,970

		271,502

	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	102,031
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	113,046

		215,077

	Food - 0.3%
	General Mills, Inc.
80,000	5.65%, 02/15/2019	84,729
	JM Smucker Co. (The)
70,000	3.50%, 03/15/2025	71,942
	Kellogg Co.
45,000	4.00%, 12/15/2020	47,533
	Kraft Foods Group, Inc.
183,000	5.38%, 02/10/2020	197,234
	Kraft Heinz Foods Co.
100,000	5.00%, 06/04/2042	105,568

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Food - 0.3% - (continued)
	Kroger Co. (The)
$70,000	6.80%, 12/15/2018	$74,675
40,000	7.50%, 04/01/2031	53,042
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	52,321
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	65,161

		752,205

	Forest Products&Paper - 0.1%
	Georgia-Pacific LLC
10,000	7.75%, 11/15/2029	13,863
	International Paper Co.
200,000	3.80%, 01/15/2026	205,551

		219,414

	Gas - 0.0%
	Atmos Energy Corp.
8,000	5.50%, 06/15/2041	9,777
	Sempra Energy
65,000	6.00%, 10/15/2039	82,274

		92,051

	Healthcare-Products - 0.3%
	Abbott Laboratories
100,000	2.90%, 11/30/2021	101,117
70,000	2.95%, 03/15/2025	68,320
100,000	4.75%, 11/30/2036	108,846
	Becton Dickinson and Co.
35,000	4.69%, 12/15/2044	36,045
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	76,185
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	46,527
	Medtronic, Inc.
225,000	3.50%, 03/15/2025	234,059
	Zimmer Biomet Holdings, Inc.
60,000	3.55%, 04/01/2025	60,605

		731,704

	Healthcare-Services - 0.2%
	Anthem, Inc.
90,000	4.65%, 01/15/2043	96,996
	Cigna Corp.
50,000	4.00%, 02/15/2022	52,851
10,000	5.38%, 02/15/2042	12,024
	Quest Diagnostics, Inc.
110,000	4.70%, 04/01/2021	117,696
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	177,550

		457,117

	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	90,795
	Procter & Gamble Co. (The)
57,000	5.55%, 03/05/2037	76,387

		167,182

	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	14,792

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Insurance - 0.5%
	Allstate Corp. (The)
$45,000	5.55%, 05/09/2035	$55,054
	American International Group, Inc.
110,000	4.50%, 07/16/2044	111,857
	Aon Corp.
20,000	5.00%, 09/30/2020	21,537
	Aon plc
60,000	4.75%, 05/15/2045	64,920
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	82,415
	Chubb INA Holdings, Inc.
165,000	2.70%, 03/13/2023	165,136
75,000	2.88%, 11/03/2022	76,296
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	63,212
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	38,051
	MetLife, Inc.
25,000	4.88%, 11/13/2043	28,259
90,000	5.70%, 06/15/2035	110,938
120,000	7.72%, 02/15/2019	131,073
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	71,942
	Prudential Financial, Inc.
145,000	5.38%, 06/21/2020	158,405
65,000	5.80%, 11/16/2041	80,927
	Travelers Cos., Inc. (The)
70,000	4.60%, 08/01/2043	78,075

		1,338,097

	Iron/Steel - 0.0%
	Vale Overseas Ltd.
90,000	6.88%, 11/10/2039	96,525

	IT Services - 0.4%
	Apple, Inc.
425,000	2.40%, 05/03/2023	421,655
110,000	3.45%, 02/09/2045	103,363
	Dell International LLC / EMC Corp.
240,000	5.45%, 06/15/2023(5)	260,441
	Hewlett Packard Enterprise Co.
170,000	4.40%, 10/15/2022	180,222
	HP, Inc.
45,000	4.30%, 06/01/2021	47,827
	International Business Machines Corp.
105,000	5.60%, 11/30/2039	129,745

		1,143,253

	Machinery-Construction & Mining - 0.1%
	Caterpillar, Inc.
40,000	3.80%, 08/15/2042	40,157
185,000	3.90%, 05/27/2021	196,535

		236,692

	Machinery-Diversified - 0.0%
	Deere & Co.
55,000	3.90%, 06/09/2042	57,413

	Media - 0.5%
	21st Century Fox America, Inc.
131,000	6.40%, 12/15/2035	166,015
	CBS Corp.
90,000	3.70%, 08/15/2024	92,352

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Media - 0.5% - (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$140,000	4.91%, 07/23/2025	$151,245
	Comcast Corp.
150,000	4.65%, 07/15/2042	164,464
105,000	5.15%, 03/01/2020	113,772
90,000	7.05%, 03/15/2033	123,013
	Discovery Communications LLC
30,000	4.88%, 04/01/2043	28,009
	Time Warner Cable LLC
245,000	4.00%, 09/01/2021	256,100
40,000	4.50%, 09/15/2042	38,060
65,000	6.75%, 07/01/2018	68,004
	Time Warner, Inc.
140,000	3.80%, 02/15/2027	140,946
60,000	4.85%, 07/15/2045	61,781
	Viacom, Inc.
98,000	4.38%, 03/15/2043	87,112
	Walt Disney Co. (The)
60,000	2.55%, 02/15/2022	60,558
55,000	4.13%, 12/01/2041	57,631

		1,609,062

	Mining - 0.1%
	Barrick Gold Corp.
45,000	5.25%, 04/01/2042	51,201
	BHP Billiton Finance USA Ltd.
63,000	2.88%, 02/24/2022	64,281
15,000	4.13%, 02/24/2042	15,358
	Newmont Mining Corp.
50,000	6.25%, 10/01/2039	61,365
	Rio Tinto Finance USA Ltd.
50,000	5.20%, 11/02/2040	59,119
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	63,348

		314,672

	Miscellaneous Manufacturer - 0.2%
	3M Co.
50,000	5.70%, 03/15/2037	63,907
	Eaton Corp.
115,000	2.75%, 11/02/2022	115,627
	General Electric Co.
67,000	4.13%, 10/09/2042	70,511
	Illinois Tool Works, Inc.
35,000	3.90%, 09/01/2042	36,346
	Newell Brands, Inc.
150,000	4.20%, 04/01/2026	159,268

		445,659

	Multi-National - 0.8%
	Asian Development Bank
100,000	1.75%, 09/11/2018	100,399
90,000	2.00%, 01/22/2025	87,836
	European Bank for Reconstruction & Development
150,000	1.75%, 11/26/2019	150,311
	European Investment Bank
850,000	2.88%, 09/15/2020	877,566
	Inter-American Development Bank
570,000	3.88%, 02/14/2020	601,046

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Multi-National - 0.8% - (continued)
	International Bank for Reconstruction & Development
$512,000	7.63%, 01/19/2023	$656,190

		2,473,348

	Office/Business Equipment - 0.0%
	Xerox Corp.
10,000	4.07%, 03/17/2022(5)	10,256

	Oil&Gas - 1.0%
	Anadarko Petroleum Corp.
60,000	6.20%, 03/15/2040	68,514
	Apache Corp.
85,000	5.10%, 09/01/2040	86,839
	BP Capital Markets plc
280,000	3.25%, 05/06/2022	288,032
	Canadian Natural Resources Ltd.
40,000	6.50%, 02/15/2037	47,498
	Chevron Corp.
125,000	2.36%, 12/05/2022	124,422
150,000	2.43%, 06/24/2020	151,878
	ConocoPhillips
108,000	6.50%, 02/01/2039	141,805
	Devon Financing Co. LLC
65,000	7.88%, 09/30/2031	84,349
	Exxon Mobil Corp.
55,000	2.71%, 03/06/2025	54,611
40,000	3.57%, 03/06/2045	38,476
	Hess Corp.
28,000	5.60%, 02/15/2041	27,526
	Kerr-McGee Corp.
60,000	6.95%, 07/01/2024	70,367
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	16,553
	Marathon Petroleum Corp.
35,000	5.00%, 09/15/2054	32,025
15,000	5.13%, 03/01/2021	16,259
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	72,218
	Noble Energy, Inc.
60,000	6.00%, 03/01/2041	67,139
	Occidental Petroleum Corp.
40,000	4.10%, 02/01/2021	42,609
35,000	4.40%, 04/15/2046	36,381
	Petroleos Mexicanos
100,000	4.88%, 01/24/2022	103,021
195,000	6.50%, 06/02/2041	193,635
	Phillips 66
35,000	4.30%, 04/01/2022	37,504
45,000	4.88%, 11/15/2044	48,236
	Shell International Finance BV
140,000	3.63%, 08/21/2042	130,967
170,000	4.30%, 09/22/2019	178,971
	Statoil ASA
35,000	5.10%, 08/17/2040	40,346
255,000	5.25%, 04/15/2019	269,987
	Suncor Energy, Inc.
60,000	6.50%, 06/15/2038	76,832
	Total Capital S.A.
95,000	4.25%, 12/15/2021	102,121
	Valero Energy Corp.
140,000	6.13%, 02/01/2020	153,487

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Office/Business Equipment - 0.0% - (continued)
	Valero Energy Corp. - (continued)
$40,000	7.50%, 04/15/2032	$51,322

		2,853,930

	Oil&Gas Services - 0.0%
	Baker Hughes, Inc.
46,000	5.13%, 09/15/2040	52,557
	National Oilwell Varco, Inc.
50,000	2.60%, 12/01/2022	48,345
15,000	3.95%, 12/01/2042	12,375

		113,277

	Pharmaceuticals - 0.7%
	AbbVie, Inc.
420,000	2.90%, 11/06/2022	423,951
	Allergan Funding SCS
200,000	3.85%, 06/15/2024	208,638
	Allergan Funding SCS
7,000	4.75%, 03/15/2045	7,556
	AstraZeneca plc
60,000	6.45%, 09/15/2037	80,802
	Baxalta, Inc.
100,000	4.00%, 06/23/2025	104,301
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	22,599
	Cardinal Health, Inc.
105,000	3.50%, 11/15/2024	107,266
	Express Scripts Holding Co.
165,000	4.50%, 02/25/2026	174,868
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	40,608
47,000	6.38%, 05/15/2038	64,529
	Johnson & Johnson
100,000	5.95%, 08/15/2037	134,528
	McKesson Corp.
70,000	3.80%, 03/15/2024	72,860
50,000	4.75%, 03/01/2021	53,635
	Merck & Co., Inc.
75,000	3.60%, 09/15/2042	73,275
	Mylan N.V.
60,000	3.95%, 06/15/2026	60,794
	Novartis Capital Corp.
145,000	2.40%, 09/21/2022	145,619
	Pfizer, Inc.
140,000	3.00%, 12/15/2026	140,391
	Sanofi
20,000	4.00%, 03/29/2021	21,272
	Teva Pharmaceutical Finance IV BV
28,000	3.65%, 11/10/2021	28,914
	Teva Pharmaceutical Finance Netherlands III BV
160,000	3.15%, 10/01/2026	151,948
	Wyeth LLC
40,000	5.95%, 04/01/2037	51,709

		2,170,063

	Pipelines - 0.4%
	Energy Transfer Partners L.P.
100,000	6.50%, 02/01/2042	111,704
64,000	9.00%, 04/15/2019	71,173
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	99,378

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Pipelines - 0.4% - (continued)
	Enterprise Products Operating LLC - (continued)
$40,000	4.85%, 03/15/2044	$42,402
	Kinder Morgan Energy Partners L.P.
55,000	4.70%, 11/01/2042	51,925
102,000	6.38%, 03/01/2041	115,014
	MPLX L.P.
100,000	4.13%, 03/01/2027	100,341
	ONEOK Partners L.P.
40,000	6.65%, 10/01/2036	48,139
	Plains All American Pipeline L.P. / PAA Finance Corp.
65,000	6.65%, 01/15/2037	73,044
	TransCanada PipeLines Ltd.
195,000	3.75%, 10/16/2023	204,587
55,000	3.80%, 10/01/2020	57,728
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	19,807
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	130,662
40,000	6.30%, 04/15/2040	46,356

		1,172,260

	Real Estate Investment Trusts - 0.1%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	107,222
	ERP Operating L.P.
40,000	4.50%, 07/01/2044	42,636
	Welltower, Inc.
40,000	3.75%, 03/15/2023	41,505
55,000	5.25%, 01/15/2022	60,383
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	55,076

		306,822

	Retail - 0.5%
	CVS Health Corp.
340,000	4.00%, 12/05/2023	359,146
	Home Depot, Inc. (The)
160,000	2.70%, 04/01/2023	162,331
85,000	5.88%, 12/16/2036	110,726
	McDonald’s Corp.
100,000	2.75%, 12/09/2020	101,813
84,000	3.70%, 02/15/2042	78,568
	Target Corp.
140,000	2.30%, 06/26/2019	141,727
119,000	2.50%, 04/15/2026	112,907
	Wal-Mart Stores, Inc.
50,000	3.25%, 10/25/2020	52,071
50,000	4.25%, 04/15/2021	54,042
121,000	5.63%, 04/15/2041	157,124
	Walgreen Co.
110,000	3.10%, 09/15/2022	112,208
	Walgreens Boots Alliance, Inc.
40,000	4.80%, 11/18/2044	42,566

		1,485,229

	Semiconductors - 0.2%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
110,000	3.88%, 01/15/2027(5)	112,959

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Semiconductors - 0.2% - (continued)
	Intel Corp.
$330,000	2.70%, 12/15/2022	$334,220
	QUALCOMM, Inc.
85,000	3.45%, 05/20/2025	87,367
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	80,056

		614,602

	Software - 0.4%
	Microsoft Corp.
225,000	3.13%, 11/03/2025	229,576
180,000	3.30%, 02/06/2027	185,413
70,000	4.00%, 02/12/2055	70,884
85,000	5.20%, 06/01/2039	103,291
	Oracle Corp.
210,000	2.65%, 07/15/2026	201,509
55,000	4.13%, 05/15/2045	56,545
40,000	5.38%, 07/15/2040	48,648
	Visa, Inc.
250,000	3.15%, 12/14/2025	253,817

		1,149,683

	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
60,000	6.13%, 11/15/2037	72,354
	AT&T Mobility LLC
25,000	7.13%, 12/15/2031	31,933
	AT&T, Inc.
250,000	3.60%, 02/17/2023	255,865
222,000	4.55%, 03/09/2049	209,785
55,000	5.00%, 03/01/2021	59,469
120,000	5.15%, 03/15/2042	122,543
14,000	5.35%, 09/01/2040	14,824
	British Telecommunications plc
43,000	9.13%, 12/15/2030	65,381
	Cisco Systems, Inc.
120,000	4.45%, 01/15/2020	127,841
60,000	5.50%, 01/15/2040	74,825
	Deutsche Telekom International Finance BV
37,000	8.75%, 06/15/2030	54,874
	Orange S.A.
80,000	5.38%, 07/08/2019	85,137
25,000	5.38%, 01/13/2042	29,240
	Qwest Corp.
11,000	6.88%, 09/15/2033	10,824
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	31,002
50,000	6.80%, 08/15/2018	52,745
	Telefonica Emisiones SAU
100,000	5.46%, 02/16/2021	109,993
	Verizon Communications, Inc.
143,000	2.95%, 03/15/2022(5)	143,993
276,000	5.01%, 08/21/2054	271,616
240,000	5.15%, 09/15/2023	266,589
	Vodafone Group plc
95,000	5.45%, 06/10/2019	101,118
50,000	6.15%, 02/27/2037	60,607

		2,252,558

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.3% - (continued)
	Transportation - 0.3%
	Burlington Northern Santa Fe LLC
$47,000	4.38%, 09/01/2042	$50,486
45,000	4.45%, 03/15/2043	48,886
170,000	4.70%, 10/01/2019	180,733
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,874
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	64,732
8,000	7.13%, 10/15/2031	10,914
	CSX Corp.
85,000	3.70%, 10/30/2020	88,819
105,000	4.25%, 06/01/2021	111,947
	FedEx Corp.
70,000	4.10%, 02/01/2045	68,674
	Norfolk Southern Corp.
70,000	4.84%, 10/01/2041	78,665
	Union Pacific Corp.
67,000	3.80%, 10/01/2051	65,607
60,000	4.00%, 02/01/2021	63,591
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	114,231

		988,159

	Total Corporate Bonds (cost $41,095,596)	41,771,456

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
	Canada - 0.2%
	Hydro-Quebec
70,000	8.40%, 01/15/2022	86,563
	Province of British Columbia
105,000	2.65%, 09/22/2021	107,720
	Province of Manitoba
85,000	2.10%, 09/06/2022	84,158
	Province of Ontario
285,000	4.40%, 04/14/2020	303,954
	Province of Quebec
70,000	7.50%, 09/15/2029	99,903

		682,298

	Colombia - 0.1%
	Colombia Government International Bond
240,000	8.13%, 05/21/2024	305,760

	Germany - 0.4%
	KFW
420,000	2.13%, 01/17/2023	419,432
561,000	4.00%, 01/27/2020	593,543

		1,012,975

	Hungary - 0.1%
	Hungary Government International Bond
100,000	5.38%, 03/25/2024	112,572

	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	50,941

	Mexico - 0.1%
	Mexico Government International Bond
70,000	3.63%, 03/15/2022	72,590

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.1% - (continued)
	Mexico - 0.1% - (continued)
	Mexico Government International Bond - (continued)
$252,000	6.05%, 01/11/2040	$297,058

		369,648

	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	64,375

	Peru - 0.0%
	Peruvian Government International Bond
75,000	5.63%, 11/18/2050	90,862

	Philippines - 0.1%
	Philippine Government International Bond
120,000	4.00%, 01/15/2021	127,902
100,000	6.38%, 10/23/2034	134,238

		262,140

	Poland - 0.1%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	155,400

	Uruguay - 0.0%
	Uruguay Government International Bond
45,000	5.10%, 06/18/2050	45,810

	Total Foreign Government Obligations (cost $3,095,622)	3,152,781

MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	County of Clark Department of Aviation
5,000	6.82%, 07/01/2045	7,252

	General Obligations - 0.1%
	California State GO,
105,000	7.60%, 11/01/2040	163,444
	Connecticut State, GO
45,000	5.85%, 03/15/2032	53,655
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	18,921
	Mississippi State, GO
25,000	5.25%, 11/01/2034	29,823
	New York, NY, GO
15,000	5.85%, 06/01/2040	19,694
	Texas State, GO
30,000	5.52%, 04/01/2039	39,286

		324,823

	Higher Education (Universities, Dorms, etc.) - 0.0%
	University of California Build America Bonds Rev.,
50,000	5.77%, 05/15/2043	64,048
	University of Texas System
25,000	4.79%, 08/15/2046	29,509

		93,557

	Miscellaneous - 0.0%
	New Jersey State Economic Development Authority Lease Rev.
15,000	7.43%, 02/15/2029	18,436

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3% - (continued)
	Tax Allocation - 0.0%
	New York State Dormitory Authority
$20,000	5.60%, 03/15/2040	$25,046

	Transportation - 0.1%
	Bay Area Toll Authority
30,000	6.26%, 04/01/2049	42,699
	Metropolitan Transportation Authority
20,000	5.87%, 11/15/2039	25,007
25,000	6.55%, 11/15/2031	32,549
15,000	6.65%, 11/15/2039	20,477
	New Jersey State Turnpike Authority
45,000	7.10%, 01/01/2041	66,040
15,000	7.41%, 01/01/2040	22,661
	Port Authority of New York & New Jersey
50,000	4.93%, 10/01/2051	58,773

		268,206

	Utilities - Electric - 0.1%
	American Municipal Power Inc.
45,000	6.05%, 02/15/2043	55,504
	Municipal Electric Authority of Georgia
40,000	6.64%, 04/01/2057	49,043

		104,547

	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	61,981

	Total Municipal Bonds (cost $825,755)	903,848

U.S. GOVERNMENT AGENCIES - 15.8%
	FHLB - 0.3%
650,000	1.38%, 11/15/2019	648,002
60,000	5.50%, 07/15/2036	81,210

		729,212

	FHLMC - 4.5%
10,000	2.41%, 03/25/2023	10,058
10,000	2.45%, 08/25/2023	10,049
68,885	2.50%, 07/01/2027	69,762
47,245	2.50%, 09/01/2027	47,843
77,127	2.50%, 10/01/2027	78,093
178,871	2.50%, 04/01/2028	181,080
219,098	2.50%, 06/01/2028	221,797
65,661	2.50%, 01/01/2029	66,471
289,999	2.50%, 12/01/2031	292,249
111,452	2.50%, 12/01/2042	107,553
10,000	2.53%, 05/25/2026	9,802
10,000	2.57%, 07/25/2026	9,822
10,000	2.65%, 08/25/2026	9,859
15,000	2.67%, 12/25/2024	15,076
10,000	2.67%, 03/25/2026	9,929
10,000	2.75%, 01/25/2026	10,000
15,000	2.79%, 01/25/2022	15,405
15,000	2.81%, 01/25/2025	15,191
10,000	3.00%, 12/25/2025	10,196
20,741	3.00%, 12/01/2025	21,316
144,035	3.00%, 11/01/2026	148,028
16,016	3.00%, 03/01/2027	16,460
53,442	3.00%, 04/01/2027	54,924
79,974	3.00%, 09/01/2027	82,191

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	FHLMC - 4.5% - (continued)
$310,514	3.00%, 10/01/2028	$319,122
291,091	3.00%, 12/01/2031	299,197
63,763	3.00%, 10/01/2042	64,000
157,084	3.00%, 10/01/2042	157,658
98,720	3.00%, 11/01/2042	99,088
102,057	3.00%, 12/01/2042	102,462
46,435	3.00%, 01/01/2043	46,613
141,143	3.00%, 01/01/2043	141,835
52,496	3.00%, 02/01/2043	52,693
216,313	3.00%, 02/01/2043	217,126
132,344	3.00%, 02/01/2043	132,720
28,166	3.00%, 05/01/2043	28,278
73,718	3.00%, 05/01/2043	74,012
762,053	3.00%, 08/01/2045	760,898
288,427	3.00%, 09/01/2046	287,991
588,700	3.00%, 12/01/2046	587,808
491,129	3.00%, 01/01/2047	490,385
10,000	3.01%, 07/25/2025	10,234
15,000	3.02%, 01/25/2025	15,394
10,000	3.06%, 11/25/2023(4)	10,344
15,000	3.06%, 12/25/2024	15,456
10,000	3.12%, 09/25/2026(4)	10,223
10,000	3.15%, 11/25/2025	10,327
15,000	3.22%, 03/25/2027(4)	15,440
10,000	3.30%, 10/25/2026	10,358
15,000	3.33%, 05/25/2025(4)	15,700
15,000	3.33%, 08/25/2025(4)	15,698
10,000	3.35%, 11/25/2026	10,396
10,000	3.41%, 12/25/2026	10,484
15,000	3.43%, 01/25/2027(4)	15,746
61,118	3.50%, 04/01/2026	63,830
56,489	3.50%, 08/01/2026	58,871
184,952	3.50%, 10/01/2026	192,751
78,046	3.50%, 10/01/2026	81,337
258,951	3.50%, 07/01/2029	270,298
22,522	3.50%, 10/01/2040	23,245
33,487	3.50%, 10/01/2041	34,547
120,272	3.50%, 11/01/2041	124,082
70,552	3.50%, 02/01/2042	72,797
24,743	3.50%, 03/01/2042	25,531
68,233	3.50%, 04/01/2042	70,401
67,020	3.50%, 04/01/2042	69,155
119,267	3.50%, 09/01/2042	123,066
59,612	3.50%, 09/01/2042	61,509
176,934	3.50%, 11/01/2042	182,570
70,536	3.50%, 01/01/2043	72,695
186,032	3.50%, 12/01/2043	191,833
436,535	3.50%, 09/01/2044	449,969
1,312,838	3.50%, 08/01/2046	1,349,768
680,000	3.75%, 03/27/2019	707,431
17,993	4.00%, 06/01/2024	18,852
48,240	4.00%, 07/01/2026	50,657
47,595	4.00%, 10/01/2040	50,256
87,850	4.00%, 10/01/2040	92,755
65,126	4.00%, 10/01/2040	68,770
10,686	4.00%, 12/01/2040	11,284
54,145	4.00%, 12/01/2040	57,169
14,501	4.00%, 02/01/2041	15,312
92,031	4.00%, 02/01/2041	97,183
14,006	4.00%, 04/01/2041	14,789
85,881	4.00%, 01/01/2042	90,690

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	FHLMC - 4.5% - (continued)
$148,912	4.00%, 02/01/2042	$157,253
248,434	4.00%, 11/01/2043	263,037
247,276	4.00%, 05/01/2044	260,260
152,315	4.00%, 07/01/2044	160,312
240,817	4.00%, 12/01/2046	253,461
1,682	4.50%, 05/01/2018	1,719
12,441	4.50%, 11/01/2024	13,227
37,967	4.50%, 09/01/2031	40,872
120,530	4.50%, 10/01/2039	130,066
19,500	4.50%, 05/01/2040	20,967
55,100	4.50%, 10/01/2040	59,235
106,830	4.50%, 06/01/2041	114,855
109,374	4.50%, 09/01/2041	117,512
33,059	5.00%, 05/01/2023	34,712
63,919	5.00%, 03/01/2027	69,391
45,849	5.00%, 11/01/2033	50,244
23,208	5.00%, 02/01/2038	25,385
5,136	5.00%, 04/01/2039	5,607
380,975	5.00%, 08/01/2041	418,860
61,136	5.00%, 08/01/2041	66,405
170,420	5.50%, 05/01/2036	190,467
12,744	5.50%, 05/01/2038	14,179
36,256	5.50%, 05/01/2038	40,360
40,250	5.50%, 08/01/2038	44,826
25,025	6.00%, 06/01/2036	28,373
24,012	6.00%, 04/01/2037	27,129
13,477	6.00%, 10/01/2037	15,178
150,000	6.25%, 07/15/2032	213,231

		13,171,366

	FNMA - 6.8%
900,000	1.75%, 06/20/2019	905,909
5,000	2.29%, 06/25/2026	4,784
10,000	2.37%, 07/25/2026(4)	9,610
5,000	2.49%, 05/25/2026	4,860
10,000	2.50%, 10/25/2026(4)	9,648
160,434	2.50%, 03/01/2027	162,346
74,500	2.50%, 07/01/2027	75,384
171,533	2.50%, 12/01/2027	173,574
93,878	2.50%, 02/01/2028	94,962
258,529	2.50%, 04/01/2028	261,506
241,489	2.50%, 07/01/2028	244,272
582,840	2.50%, 10/01/2031	586,678
129,936	2.50%, 01/01/2043	125,898
10,000	2.53%, 09/25/2026(4)	9,742
15,000	2.53%, 09/25/2024	14,880
10,000	2.58%, 03/25/2026	9,818
15,000	2.59%, 12/25/2024	14,903
10,000	2.70%, 02/25/2026	9,924
10,000	2.72%, 10/25/2024	10,034
10,000	2.80%, 06/25/2025(4)	10,010
10,000	2.90%, 01/25/2025(4)	10,153
10,000	2.94%, 01/25/2026(4)	10,122
39,028	3.00%, 12/01/2025	40,162
35,652	3.00%, 12/01/2026	36,617
76,073	3.00%, 03/01/2027	78,294
87,720	3.00%, 04/01/2027	90,279
250,615	3.00%, 07/01/2027	257,925
50,710	3.00%, 08/01/2027	52,131
169,252	3.00%, 02/01/2030	173,834
440,422	3.00%, 02/01/2032	452,365

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	FNMA - 6.8% - (continued)
$37,380	3.00%, 04/01/2042	$37,561
37,501	3.00%, 09/01/2042	37,548
73,951	3.00%, 11/01/2042	74,264
122,858	3.00%, 11/01/2042	123,379
167,114	3.00%, 12/01/2042	168,308
193,851	3.00%, 01/01/2043	194,662
108,089	3.00%, 02/01/2043	108,714
268,434	3.00%, 02/01/2043	269,558
157,741	3.00%, 04/01/2043	158,867
350,956	3.00%, 04/01/2043	353,891
93,724	3.00%, 04/01/2043	94,121
64,197	3.00%, 07/01/2043	64,452
114,071	3.00%, 10/01/2043	114,524
200,825	3.00%, 11/01/2043	200,696
936,647	3.00%, 03/01/2046	936,044
550,063	3.00%, 10/01/2046	550,011
111,970	3.00%, 11/01/2046	111,968
1,060,417	3.00%, 11/01/2046	1,059,734
413,545	3.00%, 12/01/2046	413,279
390,667	3.00%, 01/01/2047	390,416
7,976	3.50%, 09/01/2025	8,303
85,747	3.50%, 10/01/2028	89,527
160,663	3.50%, 07/01/2029	167,278
244,824	3.50%, 01/01/2041	252,818
48,248	3.50%, 02/01/2041	49,824
49,682	3.50%, 04/01/2041	51,316
65,214	3.50%, 11/01/2041	67,441
81,599	3.50%, 01/01/2042	84,198
32,058	3.50%, 03/01/2042	33,078
76,629	3.50%, 05/01/2042	79,067
100,567	3.50%, 06/01/2042	103,860
87,390	3.50%, 07/01/2042	90,144
234,304	3.50%, 07/01/2042	241,771
64,793	3.50%, 08/01/2042	66,852
87,326	3.50%, 08/01/2042	90,069
75,964	3.50%, 08/01/2042	78,356
319,673	3.50%, 09/01/2042	329,874
49,760	3.50%, 09/01/2042	51,307
96,107	3.50%, 09/01/2042	99,124
68,538	3.50%, 01/01/2043	70,624
205,644	3.50%, 05/01/2043	212,033
95,579	3.50%, 08/01/2043	98,701
96,744	3.50%, 08/01/2043	99,834
142,224	3.50%, 08/01/2043	146,858
80,935	3.50%, 08/01/2044	83,176
31,306	3.50%, 10/01/2044	32,173
80,353	3.50%, 01/01/2045	82,578
124,543	3.50%, 02/01/2045	127,993
669,514	3.50%, 11/01/2045	689,360
625,287	3.50%, 07/01/2046	642,607
198,355	3.50%, 01/01/2047	203,850
103,572	4.00%, 05/01/2020	107,221
28,372	4.00%, 04/01/2025	29,859
39,606	4.00%, 09/01/2025	41,680
48,483	4.00%, 08/01/2026	50,190
108,022	4.00%, 08/01/2040	114,074
19,790	4.00%, 08/01/2040	20,903
164,303	4.00%, 09/01/2040	173,393
7,878	4.00%, 10/01/2040	8,317
344,962	4.00%, 12/01/2040	364,075
132,120	4.00%, 02/01/2041	139,451

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	FNMA - 6.8% - (continued)
$36,216	4.00%, 04/01/2041	$38,089
18,013	4.00%, 07/01/2041	19,096
44,121	4.00%, 09/01/2041	46,551
352,647	4.00%, 12/01/2041	373,509
141,702	4.00%, 01/01/2042	149,450
488,288	4.00%, 11/01/2043	516,966
28,413	4.00%, 01/01/2044	29,883
252,444	4.00%, 01/01/2044	266,413
26,397	4.00%, 05/01/2044	27,762
171,336	4.00%, 12/01/2044	180,197
17,915	4.50%, 05/01/2025	18,818
51,643	4.50%, 04/01/2026	54,539
10,128	4.50%, 04/01/2029	10,888
77,514	4.50%, 06/01/2030	83,304
14,731	4.50%, 08/01/2038	15,842
50,516	4.50%, 01/01/2039	54,181
34,640	4.50%, 02/01/2039	37,243
97,853	4.50%, 04/01/2039	105,197
32,014	4.50%, 11/01/2039	34,337
56,793	4.50%, 02/01/2040	61,296
112,780	4.50%, 09/01/2040	122,031
107,179	4.50%, 10/01/2040	115,705
77,395	4.50%, 04/01/2041	83,027
20,703	4.50%, 04/01/2041	22,392
93,155	4.50%, 04/01/2041	100,398
111,662	4.50%, 07/01/2041	120,817
178,388	4.50%, 01/01/2044	191,698
38,067	5.00%, 02/01/2022	38,982
31,383	5.00%, 05/01/2028	34,260
200,263	5.00%, 05/01/2035	219,854
169,605	5.00%, 08/01/2035	186,359
84,369	5.00%, 03/01/2037	92,104
1,515	5.00%, 05/01/2037	1,653
31,515	5.00%, 02/01/2039	34,421
45,912	5.00%, 04/01/2039	50,121
26,560	5.00%, 01/01/2040	29,045
253,728	5.00%, 01/01/2041	277,249
237,408	5.50%, 10/01/2035	264,337
26,096	5.50%, 05/01/2037	29,122
8,212	5.50%, 01/01/2038	9,137
13,371	5.50%, 02/01/2038	14,900
101,744	5.50%, 02/01/2038	113,908
52,207	5.50%, 06/01/2038	58,024
20,676	5.50%, 07/01/2038	22,989
19,442	5.50%, 08/01/2038	21,553
60,755	5.50%, 09/01/2038	67,472
17,687	5.50%, 05/01/2040	19,697
130,000	5.63%, 07/15/2037	178,472
30,531	6.00%, 04/01/2036	34,498
50,537	6.00%, 07/01/2037	57,262
76,081	6.00%, 07/01/2037	86,354
29,395	6.50%, 06/01/2039	33,144
53,000	6.63%, 11/15/2030	75,772

		19,906,096

	GNMA - 4.1%
23,221	2.50%, 10/15/2027	23,633
70,393	2.50%, 01/15/2043	68,839
148,325	2.50%, 03/20/2047	144,798
47,446	3.00%, 04/15/2027	49,057
94,781	3.00%, 03/20/2028	97,974

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	GNMA - 4.1% - (continued)
$40,751	3.00%, 06/20/2042	$41,320
175,181	3.00%, 08/20/2042	177,628
178,661	3.00%, 09/20/2042	181,157
105,335	3.00%, 11/15/2042	106,845
135,776	3.00%, 12/20/2042	137,673
100,014	3.00%, 05/15/2043	101,439
224,309	3.00%, 06/20/2043	227,442
207,434	3.00%, 07/20/2043	210,332
232,576	3.00%, 10/20/2045	235,166
668,077	3.00%, 09/20/2046	675,517
486,000	3.00%, 11/20/2046	491,413
978,898	3.00%, 12/20/2046	989,800
8,815	3.50%, 09/15/2025	9,210
30,444	3.50%, 09/20/2040	31,567
36,468	3.50%, 12/15/2040	37,805
14,333	3.50%, 02/15/2041	14,858
13,350	3.50%, 12/20/2041	13,874
71,582	3.50%, 01/20/2042	74,414
30,390	3.50%, 02/20/2042	31,601
18,712	3.50%, 03/15/2042	19,405
131,404	3.50%, 04/20/2042	136,683
162,662	3.50%, 05/20/2042	169,196
8,904	3.50%, 06/15/2042	9,230
57,527	3.50%, 06/15/2042	59,752
91,966	3.50%, 06/20/2042	95,745
109,959	3.50%, 08/20/2042	114,376
140,720	3.50%, 04/20/2043	146,373
173,733	3.50%, 07/20/2043	180,713
101,637	3.50%, 08/15/2043	105,878
288,115	3.50%, 09/20/2043	299,691
858,389	3.50%, 04/20/2045	890,039
1,242,713	3.50%, 11/20/2046	1,288,534
688,218	3.50%, 01/20/2047	713,594
14,881	4.00%, 08/15/2026	15,596
223,910	4.00%, 08/15/2039	235,714
28,763	4.00%, 07/20/2040	30,504
17,792	4.00%, 08/15/2040	18,780
18,733	4.00%, 10/20/2040	19,895
115,860	4.00%, 12/15/2040	122,708
36,360	4.00%, 06/15/2041	38,374
29,914	4.00%, 09/15/2041	32,140
13,407	4.00%, 12/20/2041	14,190
27,265	4.00%, 01/20/2042	28,851
16,880	4.00%, 03/20/2042	17,855
63,444	4.00%, 05/20/2042	67,092
45,508	4.00%, 06/15/2042	47,961
248,354	4.00%, 06/20/2044	261,547
200,816	4.00%, 09/20/2044	211,483
221,587	4.00%, 11/20/2044	233,359
424,325	4.00%, 11/20/2045	446,866
247,774	4.00%, 03/20/2047	260,986
67,354	4.50%, 05/15/2039	73,495
221,322	4.50%, 09/15/2039	242,132
20,123	4.50%, 04/15/2040	21,578
6,598	4.50%, 05/20/2040	7,089
8,230	4.50%, 06/15/2040	8,822
50,444	4.50%, 06/20/2040	54,202
142,742	4.50%, 09/20/2040	153,431
95,699	4.50%, 10/15/2040	103,140
30,201	4.50%, 10/20/2040	32,562
65,541	4.50%, 03/20/2041	70,429

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.8% - (continued)
	GNMA - 4.1% - (continued)
$13,833	4.50%, 04/15/2041	$15,002
42,182	4.50%, 06/20/2041	45,326
92,939	5.00%, 11/20/2035	102,312
43,803	5.00%, 09/15/2039	48,105
75,120	5.00%, 02/15/2040	82,886
104,509	5.00%, 09/20/2040	114,822
64,595	5.00%, 02/20/2041	71,002
54,482	5.00%, 03/20/2041	60,156
58,544	5.00%, 08/20/2041	64,276
16,409	5.00%, 12/20/2041	18,256
15,764	5.50%, 05/20/2038	17,370
38,781	5.50%, 07/15/2038	43,185
36,785	5.50%, 08/20/2041	40,735
77,496	6.00%, 02/15/2036	87,363
19,376	6.00%, 08/20/2041	21,748

		12,105,896

	Tennessee Valley Authority - 0.1%
213,000	6.75%, 11/01/2025	279,100

	Total U.S. Government Agencies (cost $46,287,715)	46,191,670

U.S. GOVERNMENT SECURITIES - 17.6%
	U.S. Treasury Securities - 17.6%
	U.S. Treasury Bonds - 2.5%
1,160,000	2.50%, 02/15/2045	1,082,561
3,660,000	2.50%, 02/15/2046	3,406,658
276,000	3.13%, 11/15/2041	292,258
2,180,000	3.13%, 02/15/2043	2,303,135
100,000	3.50%, 02/15/2039	112,981

		7,197,593

	U.S. Treasury Notes - 15.1%
5,500,000	1.00%, 11/30/2018	5,473,358
3,300,000	1.13%, 02/28/2021	3,232,970
4,000,000	1.25%, 11/30/2018	3,994,688
1,000,000	1.38%, 03/31/2020	996,289
6,920,000	1.63%, 06/30/2019	6,950,815
2,650,000	1.63%, 05/15/2026	2,512,325
6,838,000	1.75%, 05/15/2022	6,800,603
2,750,000	2.00%, 02/15/2025	2,712,295
3,800,000	2.00%, 11/15/2026	3,705,296
315,000	2.13%, 05/15/2025	313,019
2,410,000	2.75%, 11/15/2023	2,508,661
2,825,000	2.75%, 02/15/2024	2,939,325
2,215,000	3.13%, 05/15/2021	2,330,421

		44,470,065

	Total U.S. Government Securities (cost $51,952,130)	51,667,658

	Total Long-Term investments - Excluding Purchased Options (cost $200,423,008)	218,623,849

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

Shares or Principal Amount		Market Value(1)
SHORT-TERM INVESTMENTS - 12.9%
	Repurchase Agreements - 0.3%

RBC Capital Markets LLC TriParty Repurchase Agreement (dated 06/30/2017, repurchase price $779,069, collateralized by FNMA 6.00%, 2036, GNMA 3.50% - 4.00%, 2043 - 2047, U.S. Treasury Bill 0.00% , 2017, value of $792,459)

779,000	1.06%, 07/03/2017	$779,000

	U.S. Government Agencies - 12.6%
	FHLB - 4.4%
10,000,000	0.87%, 08/23/2017(6)	9,985,550
3,000,000	1.05%, 08/23/2017(6)	2,995,665

		12,981,215

	FHLMC - 4.4%
3,000,000	1.01%, 10/05/2017(6)	2,991,696
4,043,000	1.03%, 08/11/2017(6)	4,038,532
6,000,000	1.08%, 11/03/2017(6)	5,978,064

		13,008,292

Shares or Principal Amount			Market Value(1)
SHORT-TERM INVESTMENTS - 12.9% - (continued)
	FNMA - 3.8%
6,000,000	0.80%, 07/05/2017(6)		$5,999,664
5,000,000	0.92%, 09/07/2017(6)		4,990,560

			10,990,224

			36,979,731

	Total Short-Term investments (cost $37,761,069)		37,758,731

	Total Investments Excluding Purchased Options (cost $238,184,077)	87.6%	$256,382,580

	Total Purchased Options (cost $39,981,719)	7.1%	20,798,665

	Total Investments (cost $278,165,796)(7)	94.7%	$277,181,245
	Other Assets and Liabilities	5.3%	15,395,708

	Total Net Assets	100.0%	$292,576,953

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the six-month period ended June 30, 2017 is as follows:

Company	Beginning Value At January 1, 2017	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At June 30, 2017	Dividend Income
Hartford Financial Services Group, Inc. (The)	$81,100	$—	$(19,853)	$3,217	$3,562	$68,026	$639

(4)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2017.

(5)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2017, the aggregate value of these securities was $527,649, which represents 0.2% of total net assets.

(6)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

The accompanying Notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

June 30, 2017 (Unaudited)

(7)	At June 30, 2017, the cost of securities for federal income tax purposes was $278,749,581, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,078,493
Unrealized Depreciation	(22,646,829)

Net Unrealized Depreciation	$(1,568,336)

Futures Contracts Outstanding at June 30, 2017

Description	Number of Contracts	Expiration Date	Aggregate Cost	Notional Value	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(433)	09/15/2017	(52,597,718)	$ (52,412,478)	$ 185,240

        Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at June 30, 2017.

OTC Option Contracts Outstanding at June 30, 2017

Description	Counterparty	Risk Exposure Category	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums Received/Paid by Fund(1)	Unrealized Appreciation Depreciation
Purchased option contracts:
Put option contracts
S&P 500 Index Option	BCLY	EQ	2,098	11/02/21	31,706	$6,932,961	$13,320,087	$(6,387,126)
S&P 500 Index Option	CSI	EQ	2,098	11/02/21	31,705	6,932,743	13,290,419	(6,357,676)
S&P 500 Index Option	JPM	EQ	2,098	11/02/21	31,706	6,932,961	13,371,213	(6,438,252)

Total put option contracts					95,117	$20,798,665	$39,981,719	$(19,183,054)

Total purchased option contracts					95,117	$20,798,665	$39,981,719	$(19,183,054)

(1)	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The brokers deposited securities valued at $14,119,762 and cash of $7,040,000 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the brokers retain legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
EQ	Equity
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Counterparty Abbreviations:
BCLY	Barclays Bank PLC
CSI	Credit Suisse International
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities

The accompanying Notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)

June 30, 2017 (Unaudited)

Credit Exposure

as of June 30, 2017

Credit Rating*	Percentage of Net Assets
AAA/Aaa	20.7%
AA/Aa	17.0
A	6.3
BBB/Baa	5.4
Not Rated	0.1
Non-Debt Securities and Other Short-Term Instruments	45.2
Other assets and liabilities	5.3

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. Inc. (“Fitch”) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P, Moody’s and Fitch credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If S&P, Moody’s and Fitch assign different ratings, the median rating is used. If only two agencies assign ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Investment Valuation Hierarchy Level Summary at June 30, 2017

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)

Assets:
Common Stocks(2)	$73,142,835	$73,142,835	$—	$—
Exchange-Traded Funds	681,724	681,724	—	—
Asset & Commercial Mortgage Backed Securities	1,111,877	—	1,111,877	—
Corporate Bonds	41,771,456	—	41,771,456	—
Foreign Government Obligations	3,152,781	—	3,061,919	90,862
Municipal Bonds	903,848	—	903,848	—
U.S. Government Agencies	46,191,670	—	46,191,670	—
U.S. Government Securities	51,667,658	—	51,667,658	—
Short-Term Investments	37,758,731	—	37,758,731	—
Put Options Purchased	20,798,665	—	20,798,665	—

Total	$277,181,245	$73,824,559	$203,265,824	$90,862

Futures(3)	$185,240	$185,240	$—	$—

Total	$185,240	$185,240	$—	$—

(1)	For the six-month period ended June 30, 2017, investments valued at $2,405,370 were transferred from Leve1 1 to Level 2 due to a U.S. Treasury security that no longer represented the most recent issue and is exclusively traded in the secondary market. For the same time period investments valued at $40,500 were transferred from Level 3 to Level 2 due to a security that was previously valued using significant unobservable inputs but is now valued using observable inputs.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six-month period ended June 30, 2017 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying Notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments in unaffiliated securities, at market value (cost $278,112,207)	$277,113,219
Investments in affiliated securities, at market value (cost $53,589)	68,026
Cash(1)	14,716,452
Receivables:
Investment securities sold	766,687
Dividends and interest	939,177
Other assets	2,764

Total assets	293,606,325

Liabilities:
Payables:
Investment securities purchased	715,809
Fund shares redeemed	67,646
Investment management fees	110,570
Variation margin on futures contracts	19,485
Distribution fees	60,519
Trustees fees	184
Accrued expenses	55,159

Total liabilities	1,029,372

Net assets	$292,576,953

Summary of Net Assets:
Capital stock and paid-in-capital	$400,309,821
Undistributed net investment income	4,393,578
Accumulated net realized loss	(111,327,135)
Unrealized depreciation of investments	(799,311)

Net assets	$292,576,953

Class IB: Net asset value per share	$7.18

Shares Outstanding	40,745,262

Net Assets	$292,576,953

(1)	Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at June 30, 2017.

The accompanying Notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends from unaffiliated securities	$786,635
Dividends from affiliated securities	639
Interest	1,953,461
Other Income	205

Total investment income, net	2,740,940

Expenses:
Investment management fees	895,848
Transfer agent fees	2,415
Distribution fees - Class IB	373,270
Custodian fees	17,166
Accounting service fees	105,456
Trustees fees	18,933
Audit fees	15,896
Printing fees	14,510
Legal fees	21,334
Insurance fees	10,210
Other expenses	9,421

Total expenses (before waivers)	1,484,459

Total waivers	(209,864)

Total expenses, net	1,274,595

Net Investment Income	1,466,345

Net Realized Gain (Loss) on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	6,946,983
Net realized gain on investments in affiliated securities	3,217
Net realized loss on futures	(5,255,646)

Net Realized Gain on Investments and Other Financial Instruments	1,694,554

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	851,678
Net unrealized depreciation of purchased options	(10,824,381)
Net unrealized appreciation of futures contracts	321,118

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(9,651,585)

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(7,957,031)

Net Decrease in Net Assets Resulting from Operations	$(6,490,686)

The accompanying Notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
Operations:
Net investment income	$1,466,345	$2,537,220
Net realized gain on investments and other financial instruments	1,694,554	(18,732,372)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(9,651,585)	2,238,371

Net Decrease in Net Assets Resulting from Operations	(6,490,686)	(13,956,781)

Distributions to Shareholders:
From net investment income
Capital Share Transactions:
Class IB
Sold	14,390,317	54,100,898
Redeemed	(27,872,269)	(72,733,609)

Total capital share transactions	(13,481,952)	(18,632,711)

Net decrease from capital share transactions	(13,481,952)	(18,632,711)

Net Decrease in Net Assets	(19,972,638)	(32,589,492)

Net Assets:
Beginning of period	312,549,591	345,139,083

End of period	$292,576,953	$312,549,591

Undistributed net investment income	$4,393,578	$2,927,233

Shares:
Class IB
Sold	1,991,417	7,156,098
Redeemed	(3,853,465)	(9,439,893)

Total share activity	(1,862,048)	(2,283,795)

The accompanying Notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Portfolio Diversifier HLS Fund”). The reorganization of the Hartford Portfolio Diversifier HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Portfolio Diversifier HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share is determined for the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each share is determined by dividing the value of the Fund’s net assets by the number of shares outstanding. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for

24

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in registered open-end investment companies are valued at the respective NAV of each such investment on the Valuation Date. Such open-end funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. GAAP defines fair value as the price that the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange

25

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

26

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of June 30, 2017.

b)

Illiquid and Restricted Investments – The Fund is permitted to invest in illiquid investments in an amount up to 15% of its net assets. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in determination of the Fund’s NAV. The Fund may not be able to sell illiquid investments when the investment manager considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such investments, and investments in them may have an adverse impact on the Fund’s NAV. The Fund may invest in certain restricted investments. Restricted investments may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.

27

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

The Fund may also purchase investments that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Board of Trustees. The Fund did not hold illiquid and/or restricted investments as of June 30, 2017.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of June 30, 2017.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of June 30, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

28

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2017.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the OTC market (“OTC options”) or executed in a registered exchange (“exchange traded options). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options as of June 30, 2017. The Fund did not hold written options contracts as of June 30, 2017.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of June 30, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in unaffiliated securities, at market value (purchased options)	$—	$—	$—	$20,798,665	$—	$—	$20,798,665
Unrealized appreciation on futures(1)	—	—	—	185,240	—	—	185,240

Total	$—	$—	$—	$20,983,905	$—	$—	$20,983,905

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2017.

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

The Effect of Derivative Instruments in the Statement of Operations for the six-month period ended June 30, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(5,255,646)	$—	$—	$(5,255,646)

Total	$—	$—	$—	$(5,255,646)	$—	$—	$(5,255,646)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(10,824,381)	$—	$—	$(10,824,381)
Net change in unrealized appreciation of futures	—	—	—	321,118	—	—	321,118

Total	$—	$—	$—	$(10,503,263)	$—	$—	$(10,503,263)

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of June 30, 2017:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$185,240	$—
Purchased options	20,798,665	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	20,983,905	—

Derivatives not subject to a MNA	(185,240)	—

Total gross amount of derivative assets and liabilities subject to MNA or similar agreements	$20,798,665	$—

	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Counterparty
Barclays Bank PLC	$6,932,961	$—	$(6,932,961)	$—	$—
Credit Suisse International	6,932,743	—	—	(6,932,743)	—
JP Morgan Chase & Co.	6,932,961	—	(6,932,961)	—	—

Total subject to a master netting or similar arrangement	$20,798,665	$—	$(13,865,922)	$(6,932,743)	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related to certain corporate actions, REITS, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Ordinary Income	$—	$3,190,703

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

As of December 31, 2016, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,927,233
Undistributed Long-Term Capital Gain	—
Accumulated Capital and Other Losses	(91,489,524)
Unrealized Appreciation (Depreciation)(1)	(12,679,891)

Total Accumulated Earnings (Deficit)	$(101,242,182)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss and certain distributions from REITs after gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(6,601)
Undistributed Net Investment Income	370,473
Accumulated Net Realized Loss	(363,872)

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2016 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$20,086,492
Long-Term Capital Loss Carryforward	71,403,032

Total	$91,489,524

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)

Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of June 30, 2017; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of average daily net assets. This contractual arrangement will remain in effect until April 30, 2018 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)

Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)

June 30, 2017 (Unaudited)

meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the six-month period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) was as follows:

	Excluding Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$10,155,482	$18,575,831	$28,731,313
Sales Proceeds	34,206,832	27,633,743	61,840,575

9.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

10.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of June 30, 2017.

34

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$7.34	$0.04	$(0.20)	$(0.16)	$—	$—	$7.18	(2.18	)%(4)	$292,577	0.99	%(5)	0.85	%(5)	0.98	%(5)
For the Year Ended December 31, 2016
IB	$7.69	$0.06	$(0.41)	$(0.35)	$—	$—	$7.34	(4.55)%		$312,550	0.97%		0.85%		0.78%
For the Year Ended December 31, 2015
IB	$7.91	$0.06	$(0.21)	$(0.15)	$(0.07)	$(0.07)	$7.69	(1.89)%		$345,139	1.02%		0.85%		0.71%
For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$(0.06)	$7.91	(2.03)%		$417,007	0.90%		0.85%		0.59%
For the Year Ended December 31, 2013(6)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$(0.03)	$8.13	(12.96)%		$443,121	0.89%		0.85%		0.29%
For the Year Ended December 31, 2012(6)(7)
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$(0.03)	$9.38	(7.58)%		$295,762	0.91%		0.85%		0.27%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate
For the Six Months Ended June 30, 2017 (Unaudited)	11%
For the Year Ended December 31, 2016	52
For the Year Ended December 31, 2015	34
For the Year Ended December 31, 2014	33
For the Year Ended December 31, 2013(1)	31
For the Year Ended December 31, 2012(1)	61

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.

35

HIMCO VIT Portfolio Diversifier Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2017 through June 30, 2017.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 - 6/30/17(1)	Net Annualized Expense Ratio(2)
Actual
Class IB	$1,000	$978.20	$4.17	0.85%
Hypothetical
Class IB	$1,000	$1,020.58	$4.26	0.85%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

37

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint

agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at

Online Privacy Policy.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include ending their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social

Security Numbers, Driver’s license numbers, or other

government-issued identification numbers, or credit,

debit card, or bank account numbers.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Portfolio Diversifier Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HIMCO Variable Insurance Trust

This report is prepared for the general information of contract owners and is not an offer to buy or sell an annuity contract, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Funds available for investment thereunder.

HIMCO VIT American Funds Asset Allocation Fund

Schedule of Investments

June 30, 2017 (Unaudited)

HIMCO VIT American Funds Blue Chip Income and Growth Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,636,976	American Funds Insurance Series - Asset Allocation Fund Class 1		$36,586,424

	Total Investment Companies (cost $34,671,369)		$36,586,424

	Total Investments (cost $34,671,369)(2)	100.1%	$36,586,424
	Other Assets and Liabilities	(0.1)%	(22,097)

	Total Net Assets	100.0%	$36,564,327

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $34,671,369, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,915,055
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,915,055

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$36,586,424

Total	$36,586,424

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,621,743	American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1		$36,022,742

	Total Investment Companies (cost $33,651,087)		$36,022,742

	Total Investments (cost $33,651,087)(2)	100.1%	$36,022,742
	Other Assets and Liabilities	(0.1)%	(22,830)

	Total Net Assets	100.0%	$35,999,912

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $33,658,790, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,363,952
Unrealized Depreciation	—

Net Unrealized Appreciation	$2,363,952

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$36,022,742

Total	$36,022,742

The accompanying Notes are an integral part of these financial statements.

2

HIMCO VIT American Funds Bond Fund

Schedule of Investments

June 30, 2017 (Unaudited)

HIMCO VIT American Funds Global Bond Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
12,263,650	American Funds Insurance Series - Bond Fund Class 1		$133,183,240

	Total Investment Companies (cost $133,933,016)		$133,183,240

	Total Investments (cost $133,933,016)(2)	100.1%	$133,183,240
	Other Assets and Liabilities	(0.1)%	(71,908)

	Total Net Assets	100.0%	$133,111,332

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $134,795,776, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(1,612,536)

Net Unrealized Depreciation	$(1,612,536)

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$133,183,240

Total	$133,183,240

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
923,474	American Funds Insurance Series - Global Bond Fund Class 1		$10,823,111

	Total Investment Companies (cost $11,027,314)		$10,823,111

	Total Investments (cost $11,027,314)(2)	100.1%	$10,823,111
	Other Assets and Liabilities	(0.1)%	(9,824)

	Total Net Assets	100.0%	$10,813,287

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $11,247,182, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(424,071)

Net Unrealized Depreciation	$(424,071)

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$10,823,111

Total	$10,823,111

The accompanying Notes are an integral part of these financial statements.

3

HIMCO VIT American Funds Global Growth and Income Fund

Schedule of Investments

June 30, 2017 (Unaudited)

HIMCO VIT American Funds Global Growth Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,259,967	American Funds Insurance Series - Global Growth and Income Fund Class 1		$33,108,524

	Total Investment Companies (cost $24,074,344)		$33,108,524

	Total Investments (cost $24,074,344)(2)	100.1%	$33,108,524
	Other Assets and Liabilities	(0.1)%	(21,341)

	Total Net Assets	100.0%	$33,087,183

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $25,023,305, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,085,219
Unrealized Depreciation	—

Net Unrealized Appreciation	$8,085,219

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$33,108,524

Total	$33,108,524

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
659,003	American Funds Insurance Series - Global Growth Fund Class 1		$18,247,787

	Total Investment Companies (cost $16,577,370)		$18,247,787

	Total Investments (cost $16,577,370)(2)	100.1%	$18,247,787
	Other Assets and Liabilities	(0.1)%	(13,161)

	Total Net Assets	100.0%	$18,234,626

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $16,620,301, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,627,486
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,627,486

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$18,247,787

Total	$18,247,787

The accompanying Notes are an integral part of these financial statements.

4

HIMCO VIT American Funds Global Small Capitalization Fund

Schedule of Investments

June 30, 2017 (Unaudited)

HIMCO VIT American Funds Growth Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,603,015	American Funds Insurance Series - Global Small Capitalization Fund Class 1		$36,452,571

	Total Investment Companies (cost $34,566,936)		$36,452,571

	Total Investments (cost $34,566,936)(2)	100.1%	$36,452,571
	Other Assets and Liabilities	(0.1)%	(24,312)

	Total Net Assets	100.0%	$36,428,259

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $34,607,735, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,844,836
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,844,836

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$36,452,571

Total	$36,452,571

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,259,037	American Funds Insurance Series - Growth Fund Class 1		$228,393,328

	Total Investment Companies (cost $205,592,196)		$228,393,328

	Total Investments (cost $205,592,196)(2)	100.1%	$228,393,328
	Other Assets and Liabilities	(0.1)%	(119,547)

	Total Net Assets	100.0%	$228,273,781

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $211,209,040, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,184,288
Unrealized Depreciation	—

Net Unrealized Appreciation	$17,184,288

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$228,393,328

Total	$228,393,328

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT American Funds Growth-Income Fund

Schedule of Investments

June 30, 2017 (Unaudited)

HIMCO VIT American Funds International Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,886,783	American Funds Insurance Series - Growth-Income Fund Class 1		$131,550,720

	Total Investment Companies (cost $120,947,189)		$131,550,720

	Total Investments (cost $120,947,189)(2)	100.1%	$131,550,720
	Other Assets and Liabilities	(0.1)%	(68,338)

	Total Net Assets	100.0%	$131,482,382

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $124,157,672, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,393,048
Unrealized Depreciation	—

Net Unrealized Appreciation	$7,393,048

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$131,550,720

Total	$131,550,720

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
6,968,878	American Funds Insurance Series - International Fund Class 1		$137,077,829

	Total Investment Companies (cost $121,986,380)		$137,077,829

	Total Investments (cost $121,986,380)(2)	100.1%	$137,077,829
	Other Assets and Liabilities	(0.1)%	(77,827)

	Total Net Assets	100.0%	$137,000,002

Note:     Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)      See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)      At June 30, 2017, the cost of securities for federal income tax purposes was $124,729,922, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,347,907
Unrealized Depreciation	—

Net Unrealized Appreciation	$12,347,907

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$137,077,829

Total	$137,077,829

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT American Funds New World Fund

Schedule of Investments

June 30, 2017 (Unaudited)

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
876,091	American Funds Insurance Series - New World Fund Class 1		$19,764,619

	Total Investment Companies (cost $19,082,262)		$19,764,619

	Total Investments (cost $19,082,262)(2)	100.1%	$19,764,619
	Other Assets and Liabilities	(0.1)%	(14,216)

	Total Net Assets	100.0%	$19,750,403

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At June 30, 2017, the cost of securities for federal income tax purposes was $19,572,475, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$192,144
Unrealized Depreciation	—

Net Unrealized Appreciation	$192,144

At June 30, 2017, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$19,764,619

Total	$19,764,619

The accompanying Notes are an integral part of these financial statements.

7

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Assets:
Investments in underlying funds, at market value	$36,586,424	$36,022,742	$133,183,240
Receivables:
Investment securities sold	1,686	5,952	659,128
Other assets	348	316	1,238

Total assets	36,588,458	36,029,010	133,843,606

Liabilities:
Payables:
Fund shares redeemed	1,686	5,952	659,128
Investment management fees	5,743	5,889	24,075
Distribution fees	7,581	7,443	27,555
Trustees fees	3	—	87
Accrued expenses	9,118	9,814	21,429

Total liabilities	24,131	29,098	732,274

Net assets	$36,564,327	$35,999,912	$133,111,332

Summary of Net Assets:
Capital stock and paid-in-capital	$29,072,228	$24,834,051	$130,219,608
Undistributed net investment income	521,956	1,102,067	3,920,618
Accumulated net realized gain (loss)	5,055,088	7,692,139	(279,118)
Unrealized appreciation (depreciation)	1,915,055	2,371,655	(749,776)

Net assets	$36,564,327	$35,999,912	$133,111,332

Class IB: Net asset value per share	$8.61	$9.99	$9.45

Shares Outstanding	4,245,694	3,604,028	14,090,964

Net Assets	$36,564,327	$35,999,912	$133,111,332

Cost of investments in underlying fund	$34,671,369	$33,651,087	$133,933,016

The accompanying Notes are an integral part of these financial statements.

8

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$10,823,111	$33,108,524	$18,247,787	$36,452,571	$228,393,328	$131,550,720	$137,077,829	$19,764,619

5,875	624	3,043	232,625	612,267	466,961	385,086	9,701
94	298	146	326	2,008	1,170	1,206	165

10,829,080	33,109,446	18,250,976	36,685,522	229,007,603	132,018,851	137,464,121	19,774,485

5,875	624	3,043	232,625	612,267	466,961	385,086	9,701
332	4,673	2,076	6,114	41,311	22,883	24,457	2,229
2,242	6,888	3,804	7,616	47,913	27,302	28,577	4,107
—	23	—	1	—	—	—	—
7,344	10,055	7,427	10,907	32,331	19,323	25,999	8,045

15,793	22,263	16,350	257,263	733,822	536,469	464,119	24,082

$10,813,287	$33,087,183	$18,234,626	$36,428,259	$228,273,781	$131,482,382	$137,000,002	$19,750,403

$11,475,037	$20,231,230	$13,779,798	$26,536,552	$137,301,721	$82,855,341	$105,841,564	$20,397,868
65,417	504,150	120,473	109,531	1,323,815	2,351,916	1,547,757	59,110
(522,964)	3,317,623	2,663,938	7,896,541	66,847,113	35,671,594	14,519,232	(1,388,932)
(204,203)	9,034,180	1,670,417	1,885,635	22,801,132	10,603,531	15,091,449	682,357

$10,813,287	$33,087,183	$18,234,626	$36,428,259	$228,273,781	$131,482,382	$137,000,002	$19,750,403

$8.96	$6.86	$7.51	$7.03	$7.57	$8.46	$7.92	$6.08

1,207,320	4,821,827	2,426,707	5,178,231	30,139,740	15,543,355	17,307,310	3,247,317

$10,813,287	$33,087,183	$18,234,626	$36,428,259	$228,273,781	$131,482,382	$137,000,002	$19,750,403

$11,027,314	$24,074,344	$16,577,370	$34,566,936	$205,592,196	$120,947,189	$121,986,380	$19,082,262

The accompanying Notes are an integral part of these financial statements.

9

HIMCO Variable Insurance Trust

Statements of Operations

For the Six-Month Period Ended June 30, 2017 (Unaudited)

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Investment Income:
Dividends from underlying fund	$139,416	$291,987	$2,186,025

Total investment income	139,416	291,987	2,186,025

Expenses:
Investment management fees	124,617	138,815	334,580
Transfer agent fees	833	822	1,401
Distribution fees - Class IB	47,930	46,272	167,290
Accounting service fees	5,353	5,165	14,786
Trustee fees	2,413	2,250	8,423
Audit fees	7,859	7,805	10,448
Printing fees	2,683	3,066	7,166
Legal fees	2,736	2,590	9,485
Insurance fees	1,283	1,167	4,576
Other expenses	1,441	1,433	1,626

Total expenses (before waivers)	197,148	209,385	559,781

Total waivers	(87,869)	(102,035)	(191,743)

Total expenses, net	109,279	107,350	368,038

Net Investment Income (Loss)	30,137	184,637	1,817,987

Net Realized Gain (Loss) on Investments:
Capital gain distribution received from underlying fund	1,632,268	1,178,104	507,254
Net realized gain (loss) on investments in underlying funds	922,722	1,192,614	(562,370)

Net Realized Gain on Investments	2,554,990	2,370,718	(55,116)

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in underlying fund	416,718	(536,687)	1,351,491

Net Realized and Unrealized Gain (Loss) on Investments	2,971,708	1,834,031	1,296,375

Net Increase in Net Assets Resulting from Operations	$3,001,845	$2,018,668	$3,114,362

The accompanying Notes are an integral part of these financial statements.

10

HIMCO Variable Insurance Trust

Statements of Operations (concluded)

For the Six-Month Period Ended June 30, 2017 (Unaudited)

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$65,135	$107,829	$21,942	$154,400	$918,314	$471,873	$522,643	$33,518

65,135	107,829	21,942	154,400	918,314	471,873	522,643	33,518

39,825	129,397	84,874	145,525	857,584	462,754	578,527	105,658
663	792	695	814	1,947	1,386	1,397	711
13,275	40,436	21,219	45,476	285,861	165,269	170,155	24,013
2,533	4,666	3,049	5,039	23,816	14,512	14,701	3,322
648	2,020	997	2,242	13,927	8,118	8,331	1,154
7,443	7,919	7,508	8,015	12,599	10,209	10,505	7,573
2,178	2,654	2,399	3,459	12,498	5,737	11,549	3,135
737	2,270	1,137	2,543	15,879	9,251	9,462	1,317
344	1,100	536	1,204	7,419	4,320	4,453	614
1,386	1,432	1,397	1,437	1,789	1,609	1,618	1,403

69,032	192,686	123,811	215,754	1,233,319	683,165	810,698	148,900

(38,234)	(103,726)	(74,584)	(110,249)	(615,859)	(326,184)	(436,357)	(93,190)

30,798	88,960	49,227	105,505	617,460	356,981	374,341	55,710

34,337	18,869	(27,285)	48,895	300,854	114,892	148,302	(22,192)

931	579,581	540,154	—	21,381,464	8,339,126	1,540,056	—
(61,451)	1,242,390	219,580	53,754	10,938,053	4,889,856	2,670,835	(228,723)

(60,520)	1,821,971	759,734	53,754	32,319,517	13,228,982	4,210,891	(228,723)

527,429	2,592,633	2,126,689	4,203,929	(806,982)	(1,094,789)	18,697,182	2,804,860

466,909	4,414,604	2,886,423	4,257,683	31,512,535	12,134,193	22,908,073	2,576,137

$501,246	$4,433,473	$2,859,138	$4,306,578	$31,813,389	$12,249,085	$23,056,375	$2,553,945

The accompanying Notes are an integral part of these financial statements.

11

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets

	HIMCO VIT American Funds Asset Allocation Fund		HIMCO VIT American Funds Blue Chip Income and Growth Fund
	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$30,137	$491,821	$184,637	$917,430
Net realized gain (loss) on investments	2,554,990	2,500,099	2,370,718	5,329,289
Net unrealized appreciation (depreciation) of investments	416,718	471,223	(536,687)	108,356

Net Increase (Decrease) in Net Assets Resulting from Operations	3,001,845	3,463,143	2,018,668	6,355,075

Distributions to Shareholders:
From net investment income
Class IB	—	(1,013,091)	—	(899,736)
From net realized gain on investments
Class IB	—	(6,577,960)	—	(8,179,373)

Total distributions	—	(7,591,051)	—	(9,079,109)

Capital Share Transactions:
Class IB
Sold	1,119,362	2,407,590	544,286	3,895,906
Issued on reinvestment of distributions	—	7,591,051	—	9,079,109
Redeemed	(7,057,295)	(10,463,729)	(4,036,979)	(9,650,580)

Net increase (decrease) from capital share transactions	(5,937,933)	(465,088)	(3,492,693)	3,324,435

Net Increase (Decrease) in Net Assets	(2,936,088)	(4,592,996)	(1,474,025)	600,401

Net Assets:
Beginning of period	39,500,415	44,093,411	37,473,937	36,873,536

End of period	$36,564,327	$39,500,415	$35,999,912	$37,473,937

Undistributed net investment income	$521,956	$491,819	$1,102,067	$917,430

Shares:
Class IB
Sold	133,258	281,473	55,874	362,953
Issued on reinvestment of distributions	—	965,783	—	995,516
Redeemed	(840,267)	(1,222,357)	(410,486)	(951,358)

Total share activity	(707,009)	24,899	(354,612)	407,111

The accompanying Notes are an integral part of these financial statements.

12

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets (continued)

HIMCO VIT American Funds Bond Fund		HIMCO VIT American Funds Global Bond Fund		HIMCO VIT American Funds Global Growth and Income Fund		HIMCO VIT American Funds Global Growth Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016

$1,817,987	$2,102,636	$34,337	$31,081	$18,869	$485,284	$(27,285)	$147,759
(55,116)	2,397	(60,520)	(162,063)	1,821,971	3,036,099	759,734	2,285,113
1,351,491	2,071,693	527,429	345,022	2,592,633	(1,263,416)	2,126,689	(2,436,159)

3,114,362	4,176,726	501,246	214,040	4,433,473	2,257,967	2,859,138	(3,287)

—	(4,871,873)	—	(169,483)	—	(665,667)	—	(314,071)

—	(1,344,209)	—	—	—	(4,556,731)	—	(2,791,775)

—	(6,216,082)	—	(169,483)	—	(5,222,398)	—	(3,105,846)

7,012,965	10,784,893	1,111,869	2,616,991	141,573	439,412	1,111,886	1,146,915
—	6,216,082	—	169,483	—	5,222,398	—	3,105,846
(12,770,601)	(30,890,662)	(1,111,514)	(3,078,042)	(3,620,398)	(8,905,562)	(1,377,777)	(4,501,163)

(5,757,636)	(13,889,687)	355	(291,568)	(3,478,825)	(3,243,752)	(265,891)	(248,402)

(2,643,274)	(15,929,043)	501,601	(247,011)	954,648	(6,208,183)	2,593,247	(3,357,535)

135,754,606	151,683,649	10,311,686	10,558,697	32,132,535	38,340,718	15,641,379	18,998,914

$133,111,332	$135,754,606	$10,813,287	$10,311,686	$33,087,183	$32,132,535	$18,234,626	$15,641,379

$3,920,618	$2,102,631	$65,417	$31,080	$504,150	$485,281	$120,473	$147,758

752,532	1,134,890	127,615	291,034	22,323	69,783	157,313	162,704
—	652,950	—	18,442	—	868,951	—	474,175
(1,369,016)	(3,223,939)	(126,758)	(349,266)	(565,730)	(1,420,127)	(195,792)	(637,207)

(616,484)	(1,436,099)	857	(39,790)	(543,407)	(481,393)	(38,479)	(328)

The accompanying Notes are an integral part of these financial statements.

13

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets (continued)

	HIMCO VIT American Funds Global Small Capitalization Fund		HIMCO VIT American Funds Growth Fund
	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
Operations:
Net investment income (loss)	$48,895	$60,637	$300,854	$1,022,969
Net realized gain (loss) on investments	53,754	8,131,856	32,319,517	43,069,946
Net unrealized appreciation (depreciation) of investments	4,203,929	(7,572,548)	(806,982)	(23,789,767)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,306,578	619,945	31,813,389	20,303,148

Distributions to Shareholders:
From net investment income
Class IB	—	(160,017)	—	(748,434)
From net realized gain on investments
Class IB	—	(7,330,124)	—	(92,964,012)

Total distributions	—	(7,490,141)	—	(93,712,446)

Capital Share Transactions:
Class IB
Sold	673,144	2,369,229	1,403,612	4,156,939
Issued on reinvestment of distributions	—	7,490,141	—	93,712,446
Redeemed	(4,132,927)	(9,144,876)	(30,210,761)	(56,278,674)

Net increase (decrease) from capital share transactions	(3,459,783)	714,494	(28,807,149)	41,590,711

Net Increase (Decrease) in Net Assets	846,795	(6,155,702)	3,006,240	(31,818,587)

Net Assets:
Beginning of period	35,581,464	41,737,166	225,267,541	257,086,128

End of period	$36,428,259	$35,581,464	$228,273,781	$225,267,541

Undistributed net investment income	$109,531	$60,636	$1,323,815	$1,022,961

Shares:
Class IB
Sold	99,513	341,446	191,048	453,446
Issued on reinvestment of distributions	—	1,172,166	—	14,551,622
Redeemed	(611,541)	(1,353,152)	(4,210,370)	(6,998,542)

Total share activity	(512,028)	160,460	(4,019,322)	8,006,526

The accompanying Notes are an integral part of these financial statements.

14

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets (concluded)

HIMCO VIT American Funds Growth-Income Fund		HIMCO VIT American Funds International Fund		HIMCO VIT American Funds New World Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Six-Month Period Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016

$114,892	$2,237,028	$148,302	$1,399,466	$(22,192)	$81,306
13,228,982	26,215,232	4,210,891	12,521,810	(228,723)	(946,938)
(1,094,789)	(13,955,688)	18,697,182	(9,028,302)	2,804,860	1,766,630

12,249,085	14,496,572	23,056,375	4,892,974	2,553,945	900,998

—	(2,142,064)	—	(1,915,253)	—	(402,896)

—	(39,353,428)	—	(15,464,176)	—	(796,215)

—	(41,495,492)	—	(17,379,429)	—	(1,199,111)

1,914,366	3,246,275	2,985,929	8,845,165	864,711	1,098,215
—	41,495,492	—	17,379,429	—	1,199,111
(14,776,315)	(32,328,123)	(19,738,509)	(32,294,458)	(2,241,286)	(4,718,145)

(12,861,949)	12,413,644	(16,752,580)	(6,069,864)	(1,376,575)	(2,420,819)

(612,864)	(14,585,276)	6,303,795	(18,556,319)	1,177,370	(2,718,932)

132,095,246	146,680,522	130,696,207	149,252,526	18,573,033	21,291,965

$131,482,382	$132,095,246	$137,000,002	$130,696,207	$19,750,403	$18,573,033

$2,351,916	$2,237,024	$1,547,757	$1,399,455	$59,110	$81,302

230,670	356,388	424,988	1,274,593	146,177	201,679
—	5,540,119	—	2,522,414	—	218,020
(1,804,197)	(3,661,440)	(2,664,861)	(4,612,014)	(388,583)	(882,871)

(1,573,527)	2,235,067	(2,239,873)	(815,007)	(242,406)	(463,172)

The accompanying Notes are an integral part of these financial statements.

15

HIMCO Variable Insurance Trust

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

The financial statements and the accompanying notes relate to the following funds: HIMCO VIT American Funds Asset Allocation Fund (“Asset Allocation Fund”), HIMCO VIT American Funds Blue Chip Income and Growth Fund (“Blue Chip Income and Growth Fund”), HIMCO VIT American Funds Bond Fund (“Bond Fund”), HIMCO VIT American Funds Global Bond Fund (“Global Bond Fund”), HIMCO VIT American Funds Global Growth and Income Fund (“Global Growth and Income Fund”), HIMCO VIT American Funds Global Growth Fund (“Global Growth Fund”), HIMCO VIT American Funds Global Small Capitalization Fund (“Global Small Capitalization Fund”), HIMCO VIT American Funds Growth Fund (“Growth Fund”), HIMCO VIT American Funds Growth-Income Fund (“Growth-Income Fund”), HIMCO VIT American Funds International Fund (“International Fund”) and HIMCO VIT American Funds New World Fund (“New World Fund”) (each a “Fund” or collectively the “Funds”). The Funds are each a series of the Trust. Each Fund is the successor of a series of Hartford Series Fund, Inc. (collectively referred to as the “American Funds HLS Funds”). The reorganization of the American Funds HLS with and into the respective Funds occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the respective American Funds HLS Funds.

Each Fund is a diversified open-end management investment company, except for the HIMCO VIT American Funds Global Bond Fund, which is non-diversified. Each Fund is authorized to issue an unlimited number of shares. The Funds are investment companies and apply specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates.

The Funds operate in the manner of “feeder funds”, investing all of their assets in shares of corresponding mutual funds (the “Master Funds”). Each Master Fund is offered by American Funds Insurance Series® and is a registered open-end investment company. The Funds and their related Master Funds are listed below:

Fund	Master Fund
Asset Allocation Fund	Asset Allocation Fund Class 1
Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund Class 1
Bond Fund	Bond Fund Class 1
Global Bond Fund	Global Bond Fund Class 1
Global Growth and Income Fund	Global Growth and Income Fund Class 1
Global Growth Fund	Global Growth Fund Class 1
Global Small Capitalization Fund	Global Small Capitalization Fund Class 1
Growth Fund	Growth Fund Class 1
Growth-Income Fund	Growth-Income Fund Class 1
International Fund	International Fund Class 1
New World Fund	New World Fund Class 1

The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Funds’ financial statements.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The

16

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Funds will treat such day as a typical business day and accept purchase and redemption orders and calculate the Funds’ NAV as of 4:00 p.m. Eastern Time. The NAV for each share is determined by dividing the value of a Fund’s net assets by the number of shares outstanding. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Funds do not buy investment securities directly. Instead, each Fund invests all of its assets in a separate mutual fund, which has the same investment objective and strategies as the Fund. Each Master Fund is a series of American Funds Insurance Series®. Investments in Class 1 shares of the Master Funds are valued at the respective NAV of each Master Fund as determined as of the NYSE Close on the Valuation Date. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. The Prospectuses, Statements of Additional Information and Shareholder Reports by the Master Funds explain the valuation methods used for the Master Funds, including the circumstances under which the Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses, Statements of Additional Information and Shareholder Reports are available on the SEC EDGAR database on its internet site at http://www.sec.gov.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
•	Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs.
•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Funds’ investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

17

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Funds’ adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the six-month period ended June 30, 2017, there were no transfers between different hierarchy levels.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Master Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Funds are exposed to the risks of the Master Funds in direct proportion to the amount of assets each Fund allocates to each Master Fund. The market values of the Master Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

18

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds distributed substantially all of their income and capital gains in the prior years, if applicable, and each Fund intends to distribute substantially all of its income and capital gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain distribution adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Asset Allocation Fund	$(1,013,091)	$(6,577,960)	$(721,372)	$(758,343)
Blue Chip Income and Growth Fund	(899,736)	(8,179,373)	(1,263,856)	(708,750)
Bond Fund	(4,871,873)	(1,344,209)	(3,092,400)	(414,404)
Global Bond Fund	(169,483)	—	(168,861)	(1,369)
Global Growth and Income Fund	(665,667)	(4,556,731)	(1,501,497)	(668,984)
Global Growth Fund	(314,071)	(2,791,775)	(165,242)	(168,621)
Global Small Capitalization Fund	(160,017)	(7,330,124)	—	(544,795)
Growth Fund	(748,434)	(92,964,012)	(2,530,703)	(6,406,141)
Growth-Income Fund	(2,142,064)	(39,353,428)	(1,666,340)	(3,952,087)
International Fund	(1,915,253)	(15,464,176)	(2,004,068)	(1,164,587)
New World Fund	(402,897)	(796,214)	(261,451)	(8,094)

(1)	The Funds designate these distributions as capital gain dividends per IRC Sec. 852(b) (3) (C).

19

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

As of December 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital(1)	Unrealized Appreciation (Depreciation)(2)	Total Accumulated Earnings (Deficit)
Asset Allocation Fund	$491,819	$2,500,098	$—	$1,498,337	$4,490,254
Blue Chip Income and Growth Fund	917,430	5,329,124	—	2,900,639	9,147,193
Bond Fund	2,102,631	233,729	—	(2,558,998)	(222,638)
Global Bond Fund	31,080	—	(296,561)	(897,515)	(1,162,996)
Global Growth and Income Fund	485,281	2,444,613	—	5,492,586	8,422,480
Global Growth Fund	147,758	1,944,018	—	(496,086)	1,595,690
Global Small Capitalization Fund	60,636	7,872,633	—	(2,348,140)	5,585,129
Growth Fund	1,022,961	40,141,913	—	17,993,797	59,158,671
Growth-Income Fund	2,237,024	25,652,357	—	8,488,575	36,377,956
International Fund	1,399,455	12,905,587	—	(6,202,979)	8,102,063
New World Fund	81,302	—	(760,202)	(2,522,510)	(3,201,410)

(1)	The Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

(d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statements of Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Growth Fund	$1	$—	$(1)
New World Fund	—	(1)	1

e)	Capital Loss Carryforward – Under U.S. tax law, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2016 (tax-year-end), the following Funds had long-term capital loss carryforwards with no expiration for U.S. federal income tax purposes as follows:

Amount
Global Bond Fund	$296,561
New World Fund	760,202

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Funds analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year ended December 31, 2016. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

5.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Funds’ investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Funds and has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to the investment manager for investment management services rendered during the six-month period ended June 30, 2017. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
Asset Allocation Fund	0.65%
Blue Chip Income and Growth Fund	0.75%
Bond Fund	0.50%
Global Bond Fund	0.75%
Global Growth and Income Fund	0.80%
Global Growth Fund	1.00%
Global Small Capitalization Fund	0.80%
Growth Fund	0.75%
Growth-Income Fund	0.70%
International Fund	0.85%
New World Fund	1.10%

*	Hartford Investment Management has contractually agreed with the Trust, on behalf of each Fund, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Fund is part of a master-feeder fund structure. The Board of Trustees may change or eliminate this waiver if the fund structure changes.

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Funds, and State Street Bank. The amount paid for accounting services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund. Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of each Fund as follows:

Fund	Annual Rate
Asset Allocation Fund	0.86%
Blue Chip Income and Growth Fund	0.99%
Bond Fund	0.93%
Global Bond Fund	1.15%
Global Growth and Income Fund	1.18%
Global Growth Fund	1.14%
Global Small Capitalization Fund	1.32%
Growth Fund	0.89%
Growth-Income Fund	0.83%
International Fund	1.09%
New World Fund	1.36%

21

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the Funds’ principal underwriter and distributor. The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Funds. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Funds. The Board of Trustees elects officers who are responsible for the day to day operations of the Funds. The Board of Trustees oversees the investment manager and the other principal service providers of the Funds. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. The Trustee fees paid during the period can be found in the Statements of Operations.

6.	Investment Transactions:

For the six-month period ended June 30, 2017, the aggregate cost of purchases and sales of investments in Master Funds (excluding short-term investments) was as follows:

	Cost of Purchases	Sales Proceeds
Asset Allocation Fund	$2,616,906	$6,906,168
Blue Chip Income and Growth Fund	1,981,845	4,124,832
Bond Fund	9,507,501	12,958,559
Global Bond Fund	1,088,846	1,063,659
Global Growth and Income Fund	785,104	3,676,745
Global Growth Fund	1,564,443	1,327,834
Global Small Capitalization Fund	764,472	4,186,717
Growth Fund	22,930,789	30,073,186
Growth-Income Fund	10,332,056	14,760,680
International Fund	4,767,896	19,843,606
New World Fund	855,819	2,265,255

7.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and

22

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

June 30, 2017 (Unaudited)

require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

8.	Plan of Liquidation:

At meetings held on June 1, 2017 and June 19, 2017, the Board approved (i) a Plan of Liquidation for each of the Funds (each, a “Feeder Fund” and, collectively, the “Feeder Funds”) and (ii) submission of an Agreement and Plan of Substitution for each Feeder Fund by Hartford Life and Hartford Life and Annuity Insurance Company (collectively, the “Insurance Companies”), who sponsor the variable life insurance policies and variable annuity contracts (collectively, the “Contracts”) for which the Feeder Funds serve as investment vehicles, to the holders of such Contracts (the “Contract Holders”). The Board determined that each Feeder Fund should be liquidated and dissolved contingent upon receiving Contract Holder approval of the applicable Agreement and Plan of Substitution.

Agreement and Plan of Substitution. If Contract Holders approve the Agreement and Plan of Substitution for a Feeder Fund, the Feeder Fund will be liquidated on or about the close of business on November 10, 2017 (the “Liquidation Date”), pursuant to the Plan of Liquidation approved by the Board on behalf of the Feeder Fund. Each Feeder Fund invests in Class 1 shares of a corresponding Master Fund. The Agreement and Plan of Substitution provides that on or about November 10, 2017, the Insurance Companies will redeem shares of the Feeder Fund in complete liquidation of the Feeder Fund. The Insurance Companies will then purchase Class 4 shares of each Master Fund with the cash proceeds from the redemption (each such transaction, a “Substitution”). Each Substitution will take place at relative net asset value with no change in the dollar amount of any Contract Holder’s beneficial investment in the Feeder Fund. The Master Funds are the same funds as those in which the Feeder Funds currently invest. Each Substitution is not expected to increase a Contract Holder’s fees or charges paid under the Contracts. In addition, the net portfolio expense ratio of each Master Fund is expected to be lower than that of the corresponding Feeder Fund immediately following the Substitution. If the Agreement and Plan of Substitution is approved, each Contract Holder’s beneficial interest in shares of each Feeder Fund would be replaced with shares of the corresponding Master Fund as indicated below:

Name of Feeder Fund	Name of Master Fund
HIMCO VIT American Funds Asset Allocation Fund Class IB Shares	American Funds Insurance Series – Asset Allocation Fund Class 4 Shares
HIMCO VIT American Funds Blue Chip Income and Growth Fund Class IB Shares	American Funds Insurance Series – Blue Chip Income and Growth Fund Class 4 Shares
HIMCO VIT American Funds Bond Fund Class IB Shares	American Funds Insurance Series – Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Bond Fund Class IB Shares	American Funds Insurance Series – Global Bond Fund Class 4 Shares
HIMCO VIT American Funds Global Growth Fund Class IB Shares	American Funds Insurance Series – Global Growth Fund Class 4 Shares
HIMCO VIT American Funds Global Growth and Income Fund Class IB Shares	American Funds Insurance Series – Global Growth and Income Fund Class 4 Shares
HIMCO VIT American Funds Global Small Capitalization Fund Class IB Shares	American Funds Insurance Series – Global Small Capitalization Fund Class 4 Shares
HIMCO VIT American Funds Growth Fund Class IB Shares	American Funds Insurance Series – Growth Fund Class 4 Shares
HIMCO VIT American Funds Growth-Income Fund Class IB Shares	American Funds Insurance Series – Growth-Income Fund Class 4 Shares
HIMCO VIT American Funds International Fund Class IB Shares	American Funds Insurance Series – International Fund Class 4 Shares
HIMCO VIT American Funds New World Fund Class IB Shares	American Funds Insurance Series – New World Fund Class 4 Shares

23

HIMCO Variable Insurance Trust

Notes to Financial Statements – (concluded)

June 30, 2017 (Unaudited)

More information about the Agreement and Plan of Substitution and the Master Funds will be provided in proxy materials that are expected to be mailed in August 2017. If Contract Holders do not approve the Agreement and Plan of Substitution for a Feeder Fund, the Feeder Fund will not be liquidated and the Board will consider what, if any, steps to take. Apart from the proxy materials, no further notification regarding the liquidation of the Feeder Funds will be sent, unless circumstances change from those described above.

Transfer Rights. At any time prior to the Liquidation Date, Contract Holders may transfer their beneficial interests in a Feeder Fund to any of the other investment options offered under their respective Contracts, subject to the terms of the relevant Contract prospectuses and Contracts, and no transfer fees or other charges will be imposed. Following a Substitution, Contract Holders who had any beneficial interest automatically transferred from investing in a Feeder Fund to investing in the corresponding Master Fund may transfer such interests among any of the investment options available under their respective Contracts in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to, or within 90 days after, the date of the Substitution. Please note, however, that if you have elected an optional living and/or death benefit rider in your Contract, any transfers may be subject to investment restrictions. Please see your Contract prospectus and your Contract for more information about the investment options available for your optional living and/or death benefit rider, if applicable. In addition, Contract Holders’ transfer rights are subject to any market timing/short-term trading provisions described in their respective Contract prospectuses or their Contracts. The Insurance Companies will issue supplements to the prospectuses for its affected Contracts advising Contract Holders of their rights to transfer under their respective Contracts.

9.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of June 30, 2017.

24

HIMCO Variable Insurance Trust

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Asset Allocation Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$7.98	$0.01	$0.62	$0.63	$—	$—	$—	$8.61	7.89	%(4)	$36,564	1.03	%(5)	0.57	%(5)	0.16	%(5)

For the Year Ended December 31, 2016
IB	$8.95	$0.10	$0.68	$0.78	$(0.23)	$(1.52)	$(1.75)	$7.98	9.11%		$39,500	1.01%		0.57%		1.20%

For the Year Ended December 31, 2015
IB	$9.12	$0.18	$(0.08)	$0.10	$(0.13)	$(0.14)	$(0.27)	$8.95	1.12%		$44,093	1.01%		0.56%		1.99%

For the Year Ended December 31, 2014
IB	$12.63	$0.12	$0.44	$0.56	$(0.18)	$(3.89)	$(4.07)	$9.12	5.05%		$54,855	0.99%		0.55%		1.09%

For the Year Ended December 31, 2013(6)
IB	$11.04	$0.12	$2.39	$2.51	$(0.17)	$(0.75)	$(0.92)	$12.63	23.40%		$62,961	0.95%		0.55%		0.97%

For the Year Ended December 31, 2012(6)(7)
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%		$64,616	0.95%		0.55%		1.56%

HIMCO VIT American Funds Blue Chip Income and Growth Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$9.47	$0.05	$0.47	$0.52	$—	$—	$—	$9.99	5.49	%(4)	$36,000	1.13	%(5)	0.58	%(5)	1.00	%(5)

For the Year Ended December 31, 2016
IB	$10.38	$0.25	$1.56	$1.81	$(0.27)	$(2.45)	$(2.72)	$9.47	18.46%		$37,474	1.12%		0.58%		2.44%

For the Year Ended December 31, 2015
IB	$11.25	$0.23	$(0.58)	$(0.35)	$(0.33)	$(0.19)	$(0.52)	$10.38	(3.30)%		$36,874	1.13%		0.57%		2.07%

For the Year Ended December 31, 2014
IB	$12.31	$0.34	$1.38	$1.72	$(0.20)	$(2.58)	$(2.78)	$11.25	15.02%		$47,550	1.10%		0.57%		2.83%

For the Year Ended December 31, 2013(6)
IB	$10.11	$0.17	$3.02	$3.19	$(0.18)	$(0.81)	$(0.99)	$12.31	32.55%		$43,502	1.07%		0.57%		1.51%

For the Year Ended December 31, 2012(6)(7)
IB	$9.07	$0.15	$1.07	$1.22	$(0.12)	$(0.06)	$(0.18)	$10.11	13.53%		$39,920	1.07%		0.57%		1.67%

HIMCO VIT American Funds Bond Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$9.23	$0.13	$0.09	$0.22	$—	$—	$—	$9.45	2.38	%(4)	$133,111	0.84	%(5)	0.55	%(5)	2.72	%(5)

For the Year Ended December 31, 2016
IB	$9.40	$0.14	$0.12	$0.26	$(0.34)	$(0.09)	$(0.43)	$9.23	2.66%		$135,755	0.83%		0.55%		1.45%

For the Year Ended December 31, 2015
IB	$9.60	$0.27	$(0.28)	$(0.01)	$(0.17)	$(0.02)	$(0.19)	$9.40	(0.06)%		$151,684	0.84%		0.54%		2.81%

For the Year Ended December 31, 2014
IB	$9.75	$0.14	$0.34	$0.48	$(0.17)	$(0.46)	$(0.63)	$9.60	4.98%		$189,076	0.81%		0.54%		1.42%

For the Year Ended December 31, 2013(6)
IB	$10.52	$0.17	$(0.42)	$(0.25)	$(0.22)	$(0.30)	$(0.52)	$9.75	(2.37)%		$236,846	0.79%		0.54%		1.67%

For the Year Ended December 31, 2012(6)(7)
IB	$10.52	$0.23	$0.29	$0.52	$(0.29)	$(0.23)	$(0.52)	$10.52	5.01%		$199,008	0.79%		0.54%		2.13%

See Portfolio Turnover information at the conclusion of Financial Highlights

25

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Bond Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$8.55	$0.03	$0.38	$0.41	$—	$—	$—	$8.96	4.80	%(4)	$10,813	1.30	%(5)	0.58	%(5)	0.65	%(5)

For the Year Ended December 31, 2016
IB	$8.47	$0.02	$0.19	$0.21	$(0.13)	$—	$(0.13)	$8.55	2.40%		$10,312	1.25%		0.58%		0.28%

For the Year Ended December 31, 2015
IB	$8.98	$0.11	$(0.50)	$(0.39)	$(0.12)	$— (8)	$(0.12)	$8.47	(4.39)%		$10,559	1.25%		0.58%		1.29%

For the Year Ended December 31, 2014
IB	$9.66	$0.10	$0.05	$0.15	$(0.01)	$(0.82)	$(0.83)	$8.98	1.17%		$15,042	1.22%		0.63%		1.01%

For the Year Ended December 31, 2013(6)
IB	$11.10	$(0.06)	$(0.29)	$(0.35)	$(0.37)	$(0.72)	$(1.09)	$9.66	(3.03)%		$17,007	1.09%		0.59%		(0.59)%

For the Year Ended December 31, 2012(6)(7)
IB	$11.02	$0.24	$0.38	$0.62	$(0.31)	$(0.23)	$(0.54)	$11.10	5.83%		$38,193	1.07%		0.57%		1.69%

HIMCO VIT American Funds Global Growth and Income Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$5.99	$— (8)	$0.87	$0.87	$—	$—	$—	$6.86	14.52	%(4)	$33,087	1.19	%(5)	0.55	%(5)	0.12	%(5)

For the Year Ended December 31, 2016
IB	$6.56	$0.09	$0.37	$0.46	$(0.13)	$(0.90)	$(1.03)	$5.99	7.02%		$32,133	1.18%		0.54%		1.40%

For the Year Ended December 31, 2015
IB	$7.01	$0.10	$(0.20)	$(0.10)	$(0.24)	$(0.11)	$(0.35)	$6.56	(1.64)%		$38,341	1.17%		0.55%		1.49%

For the Year Ended December 31, 2014
IB	$11.24	$0.29	$0.32	$0.61	$(0.37)	$(4.47)	$(4.84)	$7.01	5.36%		$48,147	1.15%		0.57%		3.04%

For the Year Ended December 31, 2013(6)
IB	$9.58	$0.24	$1.84	$2.08	$(0.26)	$(0.16)	$(0.42)	$11.24	22.16%		$52,712	1.11%		0.56%		2.28%

For the Year Ended December 31, 2012(6)(7)
IB	$8.38	$0.23	$1.20	$1.43	$(0.23)	$—	$(0.23)	$9.58	17.30%		$74,927	1.10%		0.55%		2.05%

HIMCO VIT American Funds Global Growth Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$6.34	$(0.01)	$1.18	$1.17	$—	$—	$—	$7.51	18.45	%(4)	$18,235	1.46	%(5)	0.58	%(5)	(0.32	)%(5)

For the Year Ended December 31, 2016
IB	$7.71	$0.06	$(0.01)	$0.05	$(0.14)	$(1.28)	$(1.42)	$6.34	0.15%		$15,641	1.44%		0.59%		0.87%

For the Year Ended December 31, 2015
IB	$7.35	$0.12	$0.36	$0.48	$(0.06)	$(0.06)	$(0.12)	$7.71	6.60%		$18,999	1.43%		0.59%		1.51%

For the Year Ended December 31, 2014
IB	$12.56	$0.08	$0.07	$0.15	$(0.12)	$(5.24)	$(5.36)	$7.35	1.97%		$20,704	1.42%		0.60%		0.75%

For the Year Ended December 31, 2013(6)
IB	$10.45	$0.08	$2.83	$2.91	$(0.06)	$(0.74)	$(0.80)	$12.56	28.77%		$24,509	1.34%		0.59%		0.71%

For the Year Ended December 31, 2012(6)(7)
IB	$8.74	$0.06	$1.86	$1.92	$(0.10)	$(0.11)	$(0.21)	$10.45	22.19%		$29,055	1.33%		0.58%		0.48%

See Portfolio Turnover information at the conclusion of Financial Highlights

26

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Small Capitalization Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$6.25	$0.01	$0.77		$0.78	$—	$—	$—	$7.03	12.48	%(4)	$36,428	1.19	%(5)	0.58	%(5)	0.27	%(5)

For the Year Ended December 31, 2016
IB	$7.55	$0.01	$0.15		$0.16	$(0.03)	$(1.43)	$(1.46)	$6.25	1.67%		$35,581	1.17%		0.59%		0.16%

For the Year Ended December 31, 2015
IB	$7.64	$0.03	$(0.02)		$0.01	$—	$(0.10)	$(0.10)	$7.55	(0.03)%		$41,737	1.17%		0.58%		0.34%

For the Year Ended December 31, 2014
IB	$9.47	$(0.02)	$0.16		$0.14	$(0.03)	$(1.94)	$(1.97)	$7.64	1.75%		$50,478	1.15%		0.57%		(0.26)%

For the Year Ended December 31, 2013(6)
IB	$8.29	$0.03	$2.18		$2.21	$(0.09)	$(0.94)	$(1.03)	$9.47	27.89%		$61,224	1.13%		0.58%		0.30%

For the Year Ended December 31, 2012(6)(7)
IB	$7.83	$0.10	$1.23		$1.33	$(0.10)	$(0.77)	$(0.87)	$8.29	17.85%		$53,881	1.11%		0.56%		0.99%

HIMCO VIT American Funds Growth Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$6.59	$0.01	$0.97		$0.98	$—	$—	$—	$7.57	14.87	%(4)	$228,274	1.08	%(5)	0.54	%(5)	0.26	%(5)

For the Year Ended December 31, 2016
IB	$9.83	$0.04	$0.76		$0.80	$(0.03)	$(4.01)	$(4.04)	$6.59	9.10%		$225,268	1.07%		0.54%		0.43%

For the Year Ended December 31, 2015
IB	$9.53	$0.03	$0.59		$0.62	$(0.09)	$(0.23)	$(0.32)	$9.83	6.50%		$257,086	1.09%		0.54%		0.26%

For the Year Ended December 31, 2014
IB	$13.09	$0.10	$0.70		$0.80	$(0.10)	$(4.26)	$(4.36)	$9.53	8.21%		$299,254	1.06%		0.54%		0.85%

For the Year Ended December 31, 2013(6)
IB	$10.45	$0.07	$3.00		$3.07	$(0.06)	$(0.37)	$(0.43)	$13.09	29.78%		$351,018	1.04%		0.54%		0.60%

For the Year Ended December 31, 2012(6)(7)
IB	$8.95	$0.05	$1.51		$1.56	$(0.03)	$(0.03)	$(0.06)	$10.45	17.56%		$333,889	1.04%		0.54%		0.50%

HIMCO VIT American Funds Growth-Income Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$7.72	$0.01	$0.73		$0.74	$—	$—	$—	$8.46	9.59	%(4)	$131,482	1.03	%(5)	0.54	%(5)	0.17	%(5)

For the Year Ended December 31, 2016
IB	$9.86	$0.14	$0.87		$1.01	$(0.16)	$(2.99)	$(3.15)	$7.72	11.21%		$132,095	1.03%		0.54%		1.62%

For the Year Ended December 31, 2015
IB	$10.09	$0.13	$—	(8)	$0.13	$(0.11)	$(0.25)	$(0.36)	$9.86	1.19%		$146,681	1.04%		0.54%		1.32%

For the Year Ended December 31, 2014
IB	$13.26	$0.11	$1.03		$1.14	$(0.15)	$(4.16)	$(4.31)	$10.09	10.30%		$171,832	1.01%		0.54%		0.90%

For the Year Ended December 31, 2013(6)
IB	$10.20	$0.11	$3.23		$3.34	$(0.14)	$(0.14)	$(0.28)	$13.26	33.14%		$197,689	0.99%		0.54%		0.97%

For the Year Ended December 31, 2012(6)(7)
IB	$8.81	$0.13	$1.38		$1.51	$(0.12)	$—	$(0.12)	$10.20	17.16%		$183,220	0.99%		0.54%		1.29%

See Portfolio Turnover information at the conclusion of Financial Highlights

27

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds International Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$6.69	$0.01	$1.22	$1.23	$—	$—	$—	$7.92	18.39	%(4)	$137,000	1.19	%(5)	0.55	%(5)	0.22	%(5)

For the Year Ended December 31, 2016
IB	$7.33	$0.07	$0.20	$0.27	$(0.10)	$(0.81)	$(0.91)	$6.69	3.27%		$130,696	1.18%		0.55%		0.99%

For the Year Ended December 31, 2015
IB	$7.85	$0.09	$(0.45)	$(0.36)	$(0.10)	$(0.06)	$(0.16)	$7.33	(4.83)%		$149,253	1.20%		0.55%		1.12%

For the Year Ended December 31, 2014
IB	$10.27	$0.09	$(0.36)	$(0.27)	$(0.12)	$(2.03)	$(2.15)	$7.85	(2.88)%		$180,339	1.17%		0.55%		0.98%

For the Year Ended December 31, 2013(6)
IB	$8.73	$0.09	$1.74	$1.83	$(0.11)	$(0.18)	$(0.29)	$10.27	21.23%		$226,400	1.15%		0.55%		0.99%

For the Year Ended December 31, 2012(6)(7)
IB	$7.54	$0.10	$1.22	$1.32	$(0.13)	$—	$(0.13)	$8.73	17.58%		$225,298	1.14%		0.54%		1.15%

HIMCO VIT American Funds New World Fund
For the Six-Month Period Ended June 30, 2017 (Unaudited)
IB	$5.32	$(0.01)	$0.77	$0.76	$—	$—	$—	$6.08	14.29	%(4)	$19,750	1.55	%(5)	0.58	%(5)	(0.23	)%(5)

For the Year Ended December 31, 2016
IB	$5.39	$0.02	$0.26	$0.28	$(0.12)	$(0.23)	$(0.35)	$5.32	4.89%		$18,573	1.52%		0.57%		0.41%

For the Year Ended December 31, 2015
IB	$5.65	$0.09	$(0.29)	$(0.20)	$(0.06)	$— (8)	$(0.06)	$5.39	(3.52)%		$21,292	1.51%		0.58%		1.61%

For the Year Ended December 31, 2014
IB	$9.17	$0.05	$(0.54)	$(0.49)	$(0.10)	$(2.93)	$(3.03)	$5.65	(8.17)%		$27,138	1.49%		0.59%		0.59%

For the Year Ended December 31, 2013(6)
IB	$9.46	$0.07	$0.89	$0.96	$(0.08)	$(1.17)	$(1.25)	$9.17	11.06%		$34,304	1.43%		0.58%		0.77%

For the Year Ended December 31, 2012(6)(7)
IB	$8.66	$0.07	$1.38	$1.45	$(0.15)	$(0.50)	$(0.65)	$9.46	17.47%		$51,697	1.41%		0.56%		0.61%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include expenses of the Master Funds.
(4)	Not annualized.
(5)	Annualized.
(6)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Funds’ auditor.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(8)	Per share amount is less than $0.005.

See Portfolio Turnover information at the conclusion of Financial Highlights

28

HIMCO Variable Insurance Trust

Financial Highlights – (concluded)

	Portfolio Turnover Rate
	For the Six Months Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013(1)	For the Year Ended December 31, 2012(1)
HIMCO VIT American Funds Asset Allocation Fund	7%	9%	16%	11%	29%	14%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	5	19	18	15	16	23
HIMCO VIT American Funds Bond Fund	7	9	9	6	15	15
HIMCO VIT American Funds Global Bond Fund	10	22	5	12	10	8
HIMCO VIT American Funds Global Growth and Income Fund	2	3	3	7	4	5
HIMCO VIT American Funds Global Growth Fund	8	15	18	15	7	4
HIMCO VIT American Funds Global Small Capitalization Fund	2	24	16	5	11	4
HIMCO VIT American Funds Growth Fund	10	12	22	8	3	4
HIMCO VIT American Funds Growth-Income Fund	8	15	19	8	6	9
HIMCO VIT American Funds International Fund	4	16	14	6	4	7
HIMCO VIT American Funds New World Fund	4	6	11	16	6	8

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Funds’ auditor.

29

HIMCO Variable Insurance Trust

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

HIMCO Variable Insurance Trust

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2017 through June 30, 2017.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Fund Name	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 - 6/30/17(1)	Net Annualized Expense Ratio(2)
HIMCO VIT American Funds Asset Allocation Fund
Actual
Class IB	$1,000.00	$1,078.90	$4.43	0.86%
Hypothetical
Class IB	$1,000.00	$1,020.53	$4.31	0.86%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Actual
Class IB	$1,000.00	$1,054.90	$5.04	0.99%
Hypothetical
Class IB	$1,000.00	$1,019.89	$4.96	0.99%
HIMCO VIT American Funds Bond Fund
Actual
Class IB	$1,000.00	$1,023.80	$4.67	0.93%
Hypothetical
Class IB	$1,000.00	$1,020.18	$4.66	0.93%
HIMCO VIT American Funds Global Bond Fund
Actual
Class IB	$1,000.00	$1,048.00	$5.84	1.15%
Hypothetical
Class IB	$1,000.00	$1,019.09	$5.76	1.15%

31

HIMCO Variable Insurance Trust

Expense Example (Unaudited) – (concluded)

Fund Name	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 - 6/30/17(1)	Net Annualized Expense Ratio(2)
HIMCO VIT American Funds Global Growth and Income Fund
Actual
Class IB	$1,000.00	$1,145.20	$6.28	1.18%
Hypothetical
Class IB	$1,000.00	$1,018.94	$5.91	1.18%
HIMCO VIT American Funds Global Growth Fund
Actual
Class IB	$1,000.00	$1,184.50	$6.17	1.14%
Hypothetical
Class IB	$1,000.00	$1,019.14	$5.71	1.14%
HIMCO VIT American Funds Global Small Capitalization Fund
Actual
Class IB	$1,000.00	$1,124.80	$6.95	1.32%
Hypothetical
Class IB	$1,000.00	$1,018.25	$6.61	1.32%
HIMCO VIT American Funds Growth Fund
Actual
Class IB	$1,000.00	$1,148.70	$4.74	0.89%
Hypothetical
Class IB	$1,000.00	$1,020.38	$4.46	0.89%
HIMCO VIT American Funds Growth-Income Fund
Actual
Class IB	$1,000.00	$1,095.90	$4.31	0.83%
Hypothetical
Class IB	$1,000.00	$1,020.68	$4.16	0.83%
HIMCO VIT American Funds International Fund
Actual
Class IB	$1,000.00	$1,183.90	$5.90	1.09%
Hypothetical
Class IB	$1,000.00	$1,019.39	$5.46	1.09%
HIMCO VIT American Funds New World Fund
Actual
Class IB	$1,000.00	$1,142.90	$7.23	1.36%
Hypothetical
Class IB	$1,000.00	$1,018.05	$6.81	1.36%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include ending their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is prepared for the general information of contract owners and is not an offer to buy or sell an annuity contract, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of HIMCO Variable Insurance Trust Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

AMERICAN FUNDS®

From Capital Group

American Funds Insurance Series®

Semi-annual report for the six months ended June 30, 2017

We believe high-conviction investing and diverse perspectives lead to better results.

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

45	Global Growth Fund

48	Global Small Capitalization Fund

52	Growth Fund

55	International Fund

59	New World Fund®

63	Blue Chip Income and Growth Fund

66	Global Growth and Income Fund

69	Growth-Income Fund

72	International Growth and Income Fund

75	Capital Income Builder®

79	Asset Allocation Fund

84	Global Balanced Fund

89	Bond Fund

95	Global Bond Fund

101	High-Income Bond Fund

106	Mortgage Fund

110	Ultra-Short Bond Fund

111	U.S. Government/AAA-Rated Securities Fund

115	Managed Risk Growth Fund

116	Managed Risk International Fund

117	Managed Risk Blue Chip Income and Growth Fund

118	Managed Risk Growth-Income Fund

119	Managed Risk Asset Allocation Fund

120	Financial statements

Fellow investors:

Global stocks rallied for the six months ended June 30, 2017, with the MSCI ACWI (All Country World Index)1 gaining 11.48%. Against a backdrop of supportive global monetary policy, strong corporate earnings and improving economic data in the U.S., Europe and Japan helped to diminish investors’ concerns about increasing populism and geopolitical uncertainty.

The MSCI USA Index1 advanced 9.53%, and several market indexes hit a series of new highs in anticipation of the Trump administration reducing regulations and delivering tax reforms. While the U.S. economy continued to grow, there were some signs of moderation in the form of tepid consumer activity and hiring. The U.S. Federal Reserve increased short-term interest rates by a quarter percentage point in both March and June. These rate hikes can be considered steps toward “normalization” after central banks pursued accommodative monetary policies focused on healing stresses in the global financial system caused by the 2008 financial crisis.

European markets also rose, despite heightened political uncertainty ahead of pivotal elections in the U.K. and France that served as referenda on the future of Europe. The MSCI Europe Index climbed 15.36%, reversing last year’s weakness, with Spain (23.81%), France (17.05%), Germany (15.32%) and the U.K.

(10.00%) all registering double-digit gains. Elsewhere among developed markets, Japanese equities rose 9.92%,

See page 2 for footnotes.

buoyed by the country’s longest streak of economic expansion in more than a decade.

Emerging markets enjoyed some of the best results with the MSCI EM (Emerging Markets) Index1 up 18.43%. Gains were solid across Asia as Chinese equities advanced 24.86%, outweighing concerns about the nation’s debt load. Chinese industrial production remained robust, as the government introduced policies to cool the housing market and confront the country’s high debt. Indian equities soared 20.53%, despite the currency demonetization initiative announced by Prime Minister Modi in November as part of his efforts to curtail corruption. Russian stocks slipped 14.18% as oil prices fell, and OPEC and Russia considered extending cuts in oil production to speed up rebalancing of global inventories.

In bond markets, U.S. investment-grade and high-yield corporates advanced 3.80% and 4.92%, respectively, as demand remained healthy despite tightening monetary policy. Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), rose 4.41%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved to 2.27%. The 10-year Treasury yield, which stood at 2.45% on December 31, 2016, declined marginally to 2.31%. U.S. dollar-denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3,

American Funds Insurance Series 1

climbed 6.20% as their higher yields were popular in the current interest rate environment.

The U.S. dollar depreciated against most currencies. Gainers included the euro (8.13%), Japanese yen (3.80%) and Singapore dollar (4.93%).

AFIS funds recorded positive returns during the period; those funds with exposure to growth stocks and companies outside the U.S. enjoyed the strongest returns.

Looking ahead

In today’s uncertain political environment, the underlying economic reality is generally positive. The U.S. is likely to continue growing at a moderate pace, even as some countries experience sluggish growth and low inflation. While China is currently growing, its development has relied on infrastructure spending, and investments in fixed assets may be approaching a point of diminishing returns. Geopolitical challenges plague many parts of the world. The European landscape continues to evolve following parliamentary elections in the U.K. and the presidential victory of Emmanuel Macron in France. The conflict in Syria and mounting tensions in the Middle East bear watching as well. Against this backdrop, markets may be more volatile going forward, which is not a negative per se. Volatility often creates opportunities for long-term investors. So, we believe that investors should keep to their long-term plans and not panic.

Valuations are richer in the U.S. than in other parts of the world, but this is normal given that U.S. indexes comprise a greater proportion of innovative technology companies (which tend to have higher multiples) and a lesser proportion of financial companies (which tend to have lower multiples). Our goal is to see through uncertainties and focus on the fundamental outlook for each business that we evaluate. Our investment approach – based on extensive research, a long-term outlook and close attention to valuation – has served investors well over time.

We have confidence that this time-tested and robust approach will continue to serve our investors well in the long run. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

August 14, 2017

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

1Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

2Bloomberg Barclays source: Bloomberg Index Services Ltd.

3This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2 American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses for all funds except Managed Risk Asset Allocation Fund. The waivers and reimbursements will be in effect through at least May 1, 2018, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth Fund.SM The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International Fund.SM The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth Fund.SM The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income Fund.SM The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 18.57% for the six months ended June 30, 2017, compared with a 11.48% increase for the MSCI ACWI (All Country World Index).1

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. Information technology stocks led markets higher, as the share price of U.S. tech giants Apple and Alphabet advanced. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed strong returns, supported by technology companies reporting strong earnings.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary contributed most to the fund’s returns. An eclectic mix of stocks boosted the fund’s returns. Nintendo shares rose to an eight-year high on optimism that more third-party developers would create games for the company’s new flagship console. Consumer discretionary company Amazon advanced and posted a double-digit return as the company expanded its product offerings through Prime. Mortgage lender Indiabulls Housing Finance rose, benefitting from India’s affordable housing initiative.

The fund’s exposure to companies in the energy sector detracted from returns. Seven Generations and Schlumberger slipped and hindered returns as oil prices declined on concerns of oversupply.

Stocks of companies domiciled in the U.S. and Japan were additive to results on a relative basis, while stocks of companies based in Denmark and Korea hindered relative returns.

While political uncertainties may result in volatility, the fund’s portfolio managers are optimistic long-term investments can be found among companies with innovative products and services that are changing the way people live around the world.

Percent of net assets

Country diversification

The Americas
United States	40.6%
Other	1.4

42.0

Europe
United Kingdom	7.1
France	6.8
Switzerland	3.5
Netherlands	3.5
Spain	1.7
Germany	1.7
Russian Federation	1.2
Finland	1.2
Denmark	1.0

Europe (continued)
Italy	1.0%
Sweden	1.0
Other	.6

30.3

Asia/Pacific Basin
Japan	7.5
China	5.1
Taiwan	4.0
Hong Kong	2.7
India	1.8
South Korea	1.3
Other	1.4

23.8

Other regions
South Africa	1.1%

Short-term securities & other assets less liabilities	2.8

Total	100.0%

4	American Funds Insurance Series

Global Growth Fund

Percent of net assets

Largest individual

equity securities

Amazon	4.92%
TSMC	3.44
Alphabet	3.33
Nintendo	2.96
ASML Holding	2.94

Facebook	2.32%
British American Tobacco	2.26
Regeneron Pharmaceuticals	2.05
AIA Group	1.92
Alibaba Group	1.88

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio
Class 1	18.75%	23.89%	13.95%	7.04%	9.81%	.56%
Class 1A	18.66	23.64	13.68	6.77	9.54	.81[2]
Class 2	18.57	23.54	13.66	6.77	9.54	.81
Class 4	18.44	23.25	13.47	6.54	9.29	1.06

Investment results assume all distributions are reinvested and respect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 12.71% for the six months ended June 30, 2017, leading its benchmark, the MSCI All Country World Small Cap Index,1 which gained 10.36%.

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed strong returns, buoyed by technology companies reporting strong earnings.

Consumer discretionary holdings aided returns, with zooplus reporting revenue growth. The company was among the top contributors to returns. Information technology company Sunny Optical rallied on optimism the smartphone market is improving as shipments of smartphone camera lenses grew at a robust pace and was also among the top contributors to results.

Energy stocks were the biggest detractors from returns, as the price of oil declined due to concerns of oversupply. Among the top detractors were investments in Laredo Petroleum, SM Energy and Carrizo.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K. domiciled companies detracted from relative results.

While political uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

Percent of net assets

Country diversification

The Americas
United States	40.4%
Canada	2.3
Other	1.8

44.5

Asia/Pacific Basin
Japan	6.3
China	5.2
India	4.0
Hong Kong	3.2
Thailand	2.2

Asia/Pacific Basin (continued)
Taiwan	2.1%
Philippines	1.9
Indonesia	1.0
Other	1.5

27.4

Europe
United Kingdom	11.2
Germany	3.5
Other	6.6

21.3

Short-term securities & other assets less liabilities	6.8%

Total	100.0%

Percent of net assets

Largest individual

equity securities

Qorvo	2.80%
Insulet	1.65
GW Pharmaceuticals	1.62
China Biologic Products	1.41
Domino’s Pizza	1.27

zooplus	1.23%
Kotak Mahindra Bank	1.20
athenahealth	1.19
Hilton Grand Vacations	1.00
Kite Pharma	.99

6	American Funds Insurance Series

Global Small Capitalization Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio
Class 1	12.82%	20.09%	11.22%	3.15%	9.42%	.74%
Class 1A	12.77	19.88	10.96	2.90	9.16	.99[2]
Class 2	12.71	19.85	10.95	2.90	9.16	.99
Class 4	12.57	19.52	10.69	2.65	8.88	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 15.00% for the six months ended June 30, 2017, compared with a 9.34% increase in its benchmark index, Standard & Poor’s 500 Composite Index.1

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Larger-than-index investments and strong stock selection in consumer discretionary and information technology boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) were consumer discretionary companies Amazon and Tesla and information technology companies Facebook and Broadcom.

Exposure to the energy sector detracted from fund results as the price of crude oil declined, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production companies Noble Energy and EOG Resources, as well as oil-field services company Schlumberger, detracted from returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to favor well-managed, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets

Largest individual

equity securities

Amazon	5.72%
Facebook	5.34
Alphabet	3.43
Microsoft	3.41
Broadcom	3.03

UnitedHealth Group	2.76%
Apple	2.35
Tesla	2.31
Home Depot	1.94
ASML	1.91

8	American Funds Insurance Series

Growth Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
Class 1	15.15%	25.04%	15.95%	7.55%	12.66%	.35%
Class 1A	15.07	24.80	15.67	7.28	12.38	.60[2]
Class 2	15.00	24.74	15.66	7.28	12.36	.60
Class 3	15.05	24.82	15.75	7.35	12.46	.53
Class 4	14.86	24.42	15.41	7.03	12.11	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 18.55% for the six months ended June 30, 2017. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 rose 14.10%.

It was a challenging start to the year as rising populism, the U.K. vote to depart the EU by March 2019, and pivotal elections in Europe dominated investor concerns. By the end of the period, global markets advanced amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Global markets were led by the information technology sector, as technology companies reported strong earnings.

Investments in the information technology sector contributed most to returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Strong Chinese consumption contributed to revenue growth for both companies. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the energy sector hindered the fund’s returns. Tullow was among the top detractors to returns, as the company’s share price declined on write-downs due to the weakness in crude oil prices.

The fund’s portfolio managers strive to maintain a balanced approach and look for companies that have the potential to thrive in today’s uncertain political environment. That is why we take a multilayered approach to research, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Percent of net assets

Country diversification

Asia/Pacific Basin
Japan	11.6%
Hong Kong	9.3
China	9.1
India	7.8
South Korea	6.5
Australia	1.8
Thailand	1.2
Philippines	1.1

48.4

Europe
United Kingdom	11.8
France	7.3
Switzerland	4.3

Europe (continued)
Netherlands	3.5%
Germany	2.3
Spain	2.3
Italy	1.7
Denmark	1.0
Belgium	1.0
Other	1.5

36.7

The Americas
Canada	2.0
Brazil	1.0
United States	.6

3.6

Other regions
Israel	1.4%
South Africa	.9

2.3

Short-term securities & other assets less liabilities	9.0

Total	100.0%

Percent of net assets

Largest individual

equity securities

Tencent	3.43%
AIA Group	3.34
HDFC Bank	3.33
Samsung Electronics	3.26
Alibaba Group	2.96

Airbus Group	2.40%
Altice	2.36
Novartis	1.86
Kering	1.67
UniCredit	1.65

10	American Funds Insurance Series

International Fund

Average annual total

returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio
Class 1	18.71%	24.54%	9.67%	3.17%	8.28%	.54%
Class 1A	18.58	24.25	9.40	2.91	8.01	.79[2]
Class 2	18.55	24.20	9.40	2.91	8.00	.79
Class 3	18.64	24.32	9.48	2.98	8.09	.72
Class 4	18.48	23.94	9.16	2.67	7.75	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 14.48% for the six months ended June 30, 2017. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index,1 rose 11.48% and 18.43%, respectively.

It was a challenging start to the year as rising populism, the U.K.’s vote to depart the EU by March 2019, and pivotal elections in Europe dominated investor concerns. By the end of the period, global markets advanced amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Global markets were led by the information technology sector, as technology companies reported strong earnings.

Investments in India were the most additive to the fund’s returns, with Reliance Industries and HDFC Bank among the top contributors to results. Reliance Industries rose as the company launched India’s largest fourth-generation, mobile-telecom network and reported strong earnings from its refining and petrochemical businesses. HDFC Bank also surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. Russian food retailer Lenta was a key detractor hurt by lower profits amid sluggish consumer demand. Reliance Communications also detracted from the fund’s returns as the company reported fourth-quarter losses.

While political and economic uncertainty remains, the fund’s portfolio managers continue to carefully monitor the portfolio while also looking for idiosyncratic investment opportunities when stock prices are favorable.

Percent of net assets

Country diversification

Asia/Pacific Basin
India	11.2%
China	9.6
Japan	7.3
Taiwan	4.3
Indonesia	2.1
Australia	1.8
South Korea	1.6
Hong Kong	1.3
Thailand	1.1
Other	.2

40.5

The Americas
United States	19.2%
Brazil	6.8
Mexico	4.7
Argentina	2.1
Other	.6

33.4

Europe
United Kingdom	7.5
Russian Federation	3.4
France	2.6
Switzerland	1.5
Other	2.5

17.5

Other regions
South Africa	1.6%
Other	.8

2.4

Short-term securities & other assets less liabilities	6.2

Total	100.0%

Percent of net assets

Largest individual

equity securities

Reliance Industries	4.41%
British American Tobacco	3.12
TSMC	2.93
Murata Manufacturing	2.81
Alphabet	2.51

IEnova	2.29%
HDFC Bank	2.12
Facebook	1.91
SoftBank	1.67
Samsung Electronics	1.62

12	American Funds Insurance Series

New World Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio
Class 1	14.59%	18.19%	6.42%	3.73%	8.31%	.78%
Class 1A	14.49	17.93	6.16	3.48	8.04	1.03[2]
Class 2	14.48	17.85	6.14	3.48	8.04	1.03
Class 4	14.32	17.59	5.91	3.23	7.78	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 5.76% for the six months ended June 30, 2017, trailing its benchmark index, Standard & Poor’s 500 Composite Index,1 which rose 9.34%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Investments in industrials and consumer staples boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was industrials company CSX as the company appointed a new CEO and took cost-cutting measures to spur a turnaround. Consumer staples company Philip Morris International was also among the fund’s top contributors as the company climbed to record highs.

Investments in the energy sector hindered returns as the price of oil declined amid concerns of oversupply. Energy exploration and production companies Halliburton and Canadian Natural Resources hindered returns.

Given the fund’s focus on investing in dividend-paying stocks, lower-than-index investments and stock selection in information technology were a drag on relative returns. On a country basis, lower-than-index investments in U.S. domiciled companies also detracted from the fund’s relative returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets

Largest individual

equity securities

AbbVie	5.52%
Amgen	4.59
Verizon Communications	4.43
JPMorgan Chase	4.00
Wells Fargo	3.40

Prudential Financial	3.22%
Apple	3.22
Altria	3.15
Intel	2.84
Texas Instruments	2.28

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio
Class 1	5.82%	14.53%	14.71%	6.50%	6.38%	.41%
Class 1A	5.74	14.30	14.43	6.24	6.12	.66[2]
Class 2	5.76	14.24	14.43	6.24	6.12	.66
Class 4	5.52	13.88	14.26	6.03	5.89	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 14.70% for the six months ended June 30, 2017, in line with the MSCI ACWI (All Country World Index),1 which rose 11.48%.

Global stocks rallied amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs, despite political uncertainty. U.S. equity markets surged in anticipation of lower regulation and tax cuts, led by information technology stocks. European stocks also climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets enjoyed strong returns as well, buoyed by strong earnings growth of technology companies.

Several sectors, led by information technology, made positive contributions to the fund’s returns. The fund’s holdings in Nintendo, Broadcom and TSMC were among the top contributors to results. Nintendo shares soared to an eight-year high on optimism that more third-party developers would create games for the company’s new flagship console. Semiconductor manufacturer TSMC rose, fueled by higher demand for smartphone microchips and optimism over demand for Apple’s next iPhone. Semiconductor manufacturer Broadcom also rose as the company’s second-quarter earnings topped analyst estimates.

Exposure to the energy sector was a drag on the fund’s returns. Among the fund’s top detractors to returns were Helmerich & Payne, BP and Royal Dutch Shell, which slid as oil prices declined on concerns of oversupply.

The fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can uncover promising long-term investment opportunities, and companies with sustainable dividends and income.

Percent of net assets

Country diversification

The Americas
United States	35.4%
Mexico	3.5
Canada	2.3
Brazil	1.6
Argentina	.3

43.1

Europe
United Kingdom	12.5
Switzerland	4.9
France	4.2
Germany	3.9
Denmark	1.2

Europe (continued)
Ireland	1.2%
Other	2.1

30.0

Asia/Pacific Basin
Japan	8.2
Taiwan	5.0
India	2.7
China	2.0
Australia	1.2
Other	2.7

21.8

Short-term securities & other assets less liabilities	5.1%

Total	100.0%

Percent of net assets

Largest individual

equity securities

Nintendo	4.81%
British American Tobacco	4.03
TSMC	3.36
Microsoft	3.23
Nestlé	2.51

UnitedHealth Group	2.44%
Broadcom	2.26
Airbus Group SE	1.98
IEnova	1.73
Murata Manufacturing	1.44

16	American Funds Insurance Series

Global Growth and Income Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio
Class 1	14.88%	21.35%	12.12%	5.61%	6.72%	.63%
Class 1A	14.87	21.20	11.87	5.36	6.46	.88[2]
Class 2	14.70	21.02	11.85	5.34	6.45	.88
Class 4	14.58	20.71	11.61	5.10	6.20	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 9.77% for the six months ended June 30, 2017. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 9.34%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment, as well as the anticipation of fewer regulations and more tax cuts. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples.

Regarding the fund, stock selection and an overweight position in consumer discretionary contributed most to the fund’s returns. Among the fund’s top contributors to results (posting double-digit gains) was consumer discretionary company Amazon. An increase in revenue from Amazon Web Services contributed to the company’s strong first-quarter earnings.

The fund’s weakest sector on an absolute basis was energy, impacted by persistent oversupply concerns that continued to drive oil prices lower. Investments in the telecommunication services sector also hindered returns and Verizon Communications was among the top detractors as the company reported first-quarter earnings that missed analyst expectations.

The portfolio managers exercise some caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s lack of success so far in various reforms. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term. The portfolio managers remain confident in our robust research process and its ability to identify attractive investments.

Percent of net assets

Largest individual

equity securities

Amazon	3.64%
Microsoft	2.24
Alphabet	2.21
Netflix	1.97
AbbVie	1.94

Amgen	1.74%
Verizon Communications	1.71
Texas Instruments	1.63
Broadcom	1.53
JPMorgan Chase	1.46

18	American Funds Insurance Series

Growth-Income Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
Class 1	9.90%	19.02%	15.01%	6.72%	11.27%	.29%
Class 1A	9.85	18.82	14.74	6.46	10.99	.54[2]
Class 2	9.77	18.70	14.72	6.45	10.96	.54
Class 3	9.83	18.82	14.80	6.53	11.07	.47
Class 4	9.64	18.43	14.47	6.20	10.72	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 15.48% for the six months ended June 30, 2017, while the MSCI ACWI (All Country World Index) ex USA1 gained 14.10%.

Strong corporate earnings and improving economic data in the U.S., Europe and Japan, with a backdrop of supportive global monetary policy, helped to diminish investors’ concerns about increasing populism and geopolitical uncertainty. Information technology stocks led U.S. markets higher, as the share price of U.S. tech giants Apple and Alphabet advanced. European stocks also climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union. Emerging markets enjoyed strong returns buoyed by strong earnings from technology companies.

The top contributor to the fund’s results was the financials sector. HDFC Bank surged after the company reported a more than 18% increase in fourth-quarter profits as the bank continued to gain market share from state-owned banks. HDFC Bank was among the top contributors to the fund’s returns. On the downside, investments in the energy sector detracted from returns as the price of crude oil slipped on concerns of oversupply. Among stock investments, Teva Pharmaceutical dragged down results as the company missed first-quarter revenue expectations.

By region, holdings in the U.S., India and Hong Kong contributed to relative returns, and holdings in China, Israel and Sweden were a drag on relative returns.

As geopolitics weigh on investor sentiment, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate can help us identify attractive investment opportunities.

Percent of net assets

Country diversification

Europe
United Kingdom	21.0%
France	6.9
Switzerland	4.9
Spain	3.9
Germany	2.4
Portugal	2.0
Netherlands	1.8
Italy	1.8
Denmark	1.6
Other	3.4

49.7

Asia/Pacific Basin
Hong Kong	7.4
Japan	4.7

Asia/Pacific Basin (continued)
South Korea	3.9%
China	3.8
India	3.5
Taiwan	2.9
Thailand	1.9
Australia	1.2
Other	.4

29.7

The Americas
United States	2.6
Brazil	1.6
Canada	1.3
Other	.8

6.3

Other regions
Israel	2.1%
Other	.6

2.7

Short-term securities & other assets less liabilities	11.6

Total	100.0%

Percent of net assets

Largest individual

equity securities

HDFC Bank	3.52%
Royal Dutch Shell	3.37
Imperial Brands	2.39
TSMC	2.32
Cheung Kong Property Holdings	2.18

Samsung Electronics	2.06%
Novartis	2.06
Shanghai International Airport Co., Ltd., Class A	2.05
Capita PLC	2.00
Teva Pharmaceutical Industries Ltd. (ADR)	1.88

20	American Funds Insurance Series

International Growth and Income Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio
Class 1	15.54%	16.13%	7.19%	9.97%	.68%
Class 1A	15.53	15.98	6.95	9.71	.93[2]
Class 2	15.48	15.89	6.93	9.70	.93
Class 4	15.29	15.52	6.74	9.46	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 8.15% for the six months ended June 30, 2017. During the same period, the MSCI ACWI (All Country World Index)1 rose 11.48%. The Bloomberg Barclays U.S. Aggregate Index2 gained 2.27%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 8.65%. The Lipper Global Equity Income Funds Average4 a measure of similar funds, increased 8.92%.

Global stocks rose amid strong corporate earnings and improving economic data in the U.S., Europe and Japan. Several key market indexes hit a series of new highs. U.S. equity markets surged in anticipation of lower regulation and tax cuts. Information technology stocks led markets higher. European stocks climbed higher despite the U.K’s pivotal vote to leave the European Union. Markets cheered Emmanuel Macron’s victory in the French presidential election as the centrist leader pledged to keep France in the European Union.

In the equity portfolio, the top contributor to the fund’s returns was the consumer staples sector due in part to good stock selection. Consumer staples company Philip Morris International was among the top contributors to returns, as the company reached record highs and registered double-digit gains. The fund’s fixed income holdings also rose on an absolute basis, contributing to the fund’s objective of generating a stream of income for its investors.

Given the fund’s focus on investing in stocks that pay dividends, we did not hold non-yielding information technology stocks that were strong in the first half. This hindered relative returns. Investments in the energy sector were also a detractor as the price of oil declined due to concerns of oversupply. Energy exploration and production company Helmerich & Payne and oil transportation company Inter Pipeline detracted from the fund’s returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. Portfolio managers continue to maintain an overweight position in defensive sectors such as consumer staples, telecommunication services and utilities. They continue to search for companies dedicated to both paying dividends and increasing them over time to meet the fund’s objectives of providing above-average and growing income.

Percent of net assets

Country diversification

The Americas
United States	51.4%
Canada	2.3

53.7

Europe
United Kingdom	15.3
France	3.3
Switzerland	2.8
Sweden	2.5
Finland	2.2
Italy	1.9
Other	3.5

31.5

Asia/Pacific Basin
Hong Kong	2.1%
Singapore	1.9
Australia	1.8
Taiwan	1.6
Other	1.9

9.3

Other regions
United Arab Emirates	.2%

Short-term securities & other assets less liabilities	5.3

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2014)	Expense ratio
Class 1	8.27%	6.94%	3.51%	.54%
Class 1A	8.12	6.65	3.24	.80[5]
Class 2	8.15	6.73	3.44	.80
Class 4	7.92	6.43	2.99	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Source: Bloomberg Index Services Ltd.

3Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

4Source: Thomson Reuters Lipper.

5Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 8.17% for the six months ended June 30, 2017. Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 9.34% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.27%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 6.48%.

U.S. stocks rose to new highs led by strong corporate earnings and improving economic sentiment. Positive economic data on employment and industrial production bolstered optimism in the economy. Information technology stocks advanced, led by tech giants such as Alphabet, Facebook and Apple, amid growing optimism over consumer demand. Defensive sectors also rose, led by health care and consumer staples. Bonds also advanced, led by U.S. long credit.

Investments in the information technology and consumer staples sectors boosted the fund’s returns. Consumer staples company Philip Morris International climbed to record highs and was the top contributor to results. Holdings in the energy sector detracted the most from the fund’s returns as oil prices slumped. Noble Energy and Weatherford International slid amid investor concerns about a glut of crude oil.

The fund’s relatively defensive interest rate exposure compared to its fixed income benchmark was additive to results. Federal agency mortgage-backed securities also accounted for gains.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, which continues to show modest economic growth. They continue to favor well-managed companies that are capable of generating positive cash flow and dividend income for investors in myriad economic environments. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Percent of net assets

Largest individual

equity securities

Microsoft	3.15%
TSMC	2.55
Philip Morris International	2.38
Comcast	2.02
UnitedHealth Group	1.91

JPMorgan Chase	1.70%
Lockheed Martin	1.67
Johnson & Johnson	1.60
Chubb	1.51
DuPont	1.50

24	American Funds Insurance Series

Asset Allocation Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio
Class 1	8.28%	13.41%	11.27%	6.26%	8.57%	.29%
Class 1A	8.23	13.21	11.01	6.00	8.30	.54[4]
Class 2	8.17	13.16	10.99	5.99	8.29	.54
Class 3	8.20	13.25	11.08	6.07	8.37	.47
Class 4	8.02	12.89	10.82	5.77	8.05	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: Bloomberg Index Services Ltd.

3Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

4Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 11.12% for the six months ended June 30, 2017. The MSCI ACWI (All Country World Index),1 which measures global stocks, gained 11.48%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 4.41%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3 rose 8.61%.

Several key market indexes hit a series of new highs as the U.S. continued to demonstrate slow and steady economic expansion. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength.

Overseas, European stocks rose despite political turmoil ahead of pivotal elections in the U.K. and France that served as referendums on the future of Europe. Markets cheered Emmanuel Macron’s victory as the centrist leader pledged to keep France in the European Union. Emerging markets also enjoyed some of the best results with solid gains across Asia.

Strong selection and larger-than-index investments in consumer staples were beneficial and contributed the most to the fund’s returns. Consumer staples company British American Tobacco was among the fund’s top contributors to returns (posting double-digit gains). British American Tobacco rose as the company’s vaping business gained market share in Europe. The company expected that a weak pound would have a positive impact on the company’s profits repatriated to the U.K. Consumer staples company Philip Morris International also boosted the fund’s results, as the company’s shares reached record highs.

Larger-than-index investments in the energy sector were a detractor, hurt by concerns of an oversupply of crude oil that drove oil prices lower. Energy exploration and production companies LUKOIL PJSC and ConocoPhillips, oil-field services company Schlumberger and energy delivery company Enbridge were among the top detractors.

In fixed income, above-benchmark investments in Mexican debt and lower-than-index investments in euro-denominated debt contributed to relative returns. Exposure to select currencies, such as the Polish zloty, was also additive to relative results.

The fund’s portfolio managers exercise caution amid geopolitical uncertainty and continue to stay the course of focusing on global research and bottom-up analysis. As valuations for many companies are up, security selection is particularly important at this point in the market cycle. Portfolio managers continue to monitor changes in consumer behavior, the democratization of technology and e-commerce that present opportunities in the consumer staples sector for long-term investors.

	Percent of net assets			Percent of net assets
Largest sectors	Information technology	12.5%	Largest fixed income	U.S. Treasury	8.5%
in common stock	Consumer staples	7.9	holdings (by issuer)	Japanese Government	2.7
holdings	Industrials	7.4		Polish Government	1.4
	Financials	6.6		Mexican Government	1.2
	Health care	5.7		Spanish Government	.8

26	American Funds Insurance Series

Global Balanced Fund

Percent of net assets

Currency

diversification

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	32.9%	16.7%	(.1)%	6.0%	55.5%
Euros	7.6	3.2	1.6	-	12.4
British pounds	6.9	.9	(.8)	-	7.0
Japanese yen	3.4	2.7	.8	-	6.9
Swiss franc	2.4	-	-	-	2.4
Swedish kronor	1.5	-	.5	-	2.0
Hong Kong dollars	1.7	-	-	-	1.7
New Taiwan dollars	1.6	-	-	-	1.6
Polish zloty	-	1.4	(.1)	-	1.3
Indian rupees	.6	.7	(.3)	-	1.0
Other currencies	4.2	5.6	(1.6)	-	8.2

					100.0%

Percent of net assets

Largest individual

equity securities

Nintendo	2.29%
British American Tobacco	1.98
Microsoft	1.81
Humana	1.73
ASML Holding	1.61

TSMC	1.57%
JPMorgan Chase	1.35
Merck	1.29
Boeing	1.26
Philip Morris International	1.22

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017
	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio
Class 1	11.19%	12.47%	7.36%	5.67%	.72%
Class 1A	11.19	12.33	7.12	5.43	.97[4]
Class 2	11.12	12.22	7.11	5.42	.97
Class 4	11.00	12.01	7.07	5.34	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Source: Bloomberg Index Services Ltd.

3Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

4Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 2.51% for the six months ended June 30, 2017, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index1 which rose 2.27%.

U.S. bond markets generated modest returns amid political uncertainty and a mixed global economy. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the six-month period at 2.31%.

The fund had a modestly overweight duration relative to the benchmark, which generally helped returns as yields marginally declined. The fund also benefited from sector allocation, with U.S. high-yield securities contributing most to the fund.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued investor demand for flight-to-safety assets and higher yields. Given uncertainty over how the Federal Reserve will reduce assets on its balance sheet, portfolio managers may experience periods of volatility in the months ahead. Nonetheless, they will continue to search the bond market for promising investment opportunities.

Percent of net assets

Largest holdings

(by issuer)

U.S. Treasury	21.2%
Freddie Mac	10.8
Fannie Mae	10.5
Ginnie Mae	5.4
Mexican Government	2.2

Japanese Government	1.5%
Portuguese Government	1.4
State of Illinois	1.1
Pemex	.9
Enbridge Energy Partners, LP	.9

28	American Funds Insurance Series

Bond Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio
Class 1	2.62%	.32%	2.45%	3.28%	4.80%	.38%
Class 1A	2.52	.10	2.20	3.03	4.54	.63[2]
Class 2	2.51	.06	2.19	3.02	4.54	.63
Class 4	2.29	-.18	1.96	2.78	4.28	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 4.94% for the six months ended June 30, 2017, while the Bloomberg Barclays Global Aggregate Index1 rose 4.41%.

Global bond markets rose as a mixed global economy and political turmoil contributed to investor demand for perceived flight-to-safety assets and high quality credit. Although there was much optimism at the beginning of the year about U.S. fiscal policy designed to spur growth, uncertainty about fiscal expansion contributed to a weaker U.S. dollar. The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. Global central banks kept monetary policy steady to remain flexible amid economic uncertainty. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the period at 2.31%. Meanwhile, 10-year U.K. bonds traded at lower yields.

Low exposure to euro-denominated debt and Japanese debt combined with above-benchmark investments in Mexican debt contributed to relative returns. Exposure to select currencies, such as the Polish zloty and Hungarian forint, were also additive to relative results.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets, and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Percent of net assets

Currency weighting (after hedging) by country

United States[2]	48.6%
Japan	16.1
Euro zone[3]	11.4
United Kingdom	3.6
Poland	2.8
Norway	2.1
Sweden	2.0
Colombia	1.3
Mexico	1.1
India	1.1
Turkey	1.1
Denmark	.9
Malaysia	.9
Chile	.8
Hungary	.5
Thailand	.4
Egypt	.3
Argentina	.2
Canada	.2
Israel	.2
Philippines	.1
Other	4.3

Total	100.0%

Non-U.S. government bonds by country

Euro zone[3]:
Germany	3.5%
Portugal	2.4
Spain	1.0
Italy	.8
Other	2.5	10.2%

Japan		9.1
Poland		4.5
Mexico		3.6
India		2.5
Malaysia		2.1
Norway		1.7
Australia		1.7
United Kingdom		1.6
Colombia		1.2
Other		9.3

Total		47.5%

Percent of net assets

Largest holdings

(by issuer)

U.S. Treasury	15.7%
Japanese Government	9.1
Polish Government	4.5
Mexican Government	3.6
German Government	3.3

Indian Government	2.4%
Portuguese Government	2.4
Malaysian Government	2.1
Norwegian Government	1.7
Australian Government	1.7

30	American Funds Insurance Series

Global Bond Fund

Average annual

total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio
Class 1	5.09%	.14%	1.32%	4.06%	4.21%	.57%
Class 1A	5.08	.01	1.09	3.82	3.96	.82[4]
Class 2	4.94	-.17	1.06	3.80	3.94[5]	.82
Class 4	4.88	-.37	.90	3.59	3.73	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Includes U.S. dollar-denominated debt of other countries, totaling 13.9%.

3Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Slovenia and Spain.

4Based on estimated amounts for the current fiscal year.

5Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 217

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 4.43% for the six months ended June 30, 2017. The fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 increased 4.92%.

Renewed investor expectations of more rapid economic growth led to higher interest rates as the Federal Reserve increased the benchmark federal funds rate in March and June of this year by a quarter percentage point each time. U.S. bond markets rose for the six-month period, led by U.S. long credit. The yield on the benchmark 10-year Treasury note fell 14 basis points to end the period at 2.31%, and the spread between U.S. corporate bonds and Treasuries declined by a modest 14 basis points.

The fund’s allocation to high-yield debt and exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, were additive to results. High-yield bond investments in the energy sector, however, detracted from returns as oil prices declined due to concerns of oversupply.

The fund’s portfolio managers believe current fundamentals support a constructive high-yield market environment. While we are monitoring the Federal Reserve’s tightening monetary policy, maturities in the high-yield market have tended to be shorter than some other markets, which should help dampen the effect of rising rates.

Percent of net assets

Largest holdings

(by issuer)

VRX	2.8%
Altice	1.9
Cheniere Energy	1.8
First Quantum Minerals	1.7
Tenet Healthcare	1.5

Sprint Nextel	1.4%
Chesapeake Energy	1.4
AES	1.3
Cliffs Natural Resources	1.3
CCO Holdings LLC and CCO Holdings Capital	1.3

32	American Funds Insurance Series

High-Income Bond Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
Class 1	4.60%	13.18%	5.79%	5.63%	8.94%	.49%
Class 1A	4.60	13.03	5.56	5.38	8.67	.74[2]
Class 2	4.43	13.00	5.54	5.37	8.61	.74
Class 3	4.46	12.94	5.59	5.44	8.74	.67
Class 4	4.29	12.63	5.37	5.15	8.41	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.37% for the six months ended June 30, 2017, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index1 rose 1.35%.

The Federal Reserve increased the benchmark federal funds overnight lending rate in March and June of this year by a quarter percentage point each time. Long maturity U.S. Treasury yields modestly declined, pushing their prices higher. The housing market continued to function smoothly as home sales rose modestly and home prices increased about 5% on a year-over-year basis.

The fund’s investments in the agency mortgage-backed securities sector, inflation linked treasury bonds and securitized debt were additive to relative returns. As the yield curve flattened, the fund’s curve positioning detracted from relative returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for fiight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Percent of net assets

Breakdown of

mortgage-backed

obligations

30-year pass-throughs:
Ginnie Mae	14.1%
Fannie Mae	6.8
Freddie Mac	27.9	48.8%

Other		13.2

Total		62.0%

34	American Funds Insurance Series

Mortgage Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio
Class 1	1.51%	1.12%	2.17%	2.83%	.46%
Class 1A	1.41	.89	1.92	2.58	.71[2]
Class 2	1.37	.85	1.91	2.58	.71
Class 4	1.25	.62	1.78	2.41	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.09% for the six months ended June 30, 2017, while the Bloomberg Barclays Short-Term Government/Corporate Index1 gained 0.43%.

The fund’s returns were higher than in 2016 as yields on three-month Treasury bills were up approximately 50 basis points since the end of last year. Short-term interest rates still remain near historically low levels.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point twice this year, reassuring investors of persistent U.S. economic strength. Given these increases in interest rates, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.27%		.36%	–.09%	.36%	3.53%	.35%
Class 1A	.26	.23	–.31	.12	3.28	.60[2]
Class 2.09		–.00	–.36	.09	3.24	.60
Class 3.18		.09	–.29	.16	3.35	.53
Class 4	–.00	–.18	–.45	–.08	3.04	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1 Source: Bloomberg Index Services Ltd.

2 Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s assets were invested as of June 30, 2017

Commercial paper	68.9%
Federal agency discount notes	24.8
Bonds & notes of governments & government agencies outside the U.S.	3.2
U.S. Treasury bills	3.2
Other assets less liabilities	(.1)

Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.76% for the six months ended June 30, 2017, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index1 rose 1.64%.

The Federal Reserve increased the benchmark federal funds rate by a quarter percentage point twice this year – moves that lend credence to the case for continued domestic growth and economic stability. U.S. government debt rose modestly. The yield on the benchmark 10-year Treasury note declined by 14 basis points over the six months to end the period at 2.31%.

Some of the major themes driving the markets in the first half of 2017 were concerns about global economic growth, geopolitical events such as elections in Europe, and recent weak consumer price inflation in the U.S.

During the period, the fund’s duration contributed to relative returns. The fund also benefited from sector allocation, with U.S. agency securities contributing to relative returns. As the yield curve flattened, yield curve positioning detracted from relative returns.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

Percent of net assets

Breakdown of mortgage-backed obligations

30-year pass-throughs:
Freddie Mac	10.5%
Fannie Mae	13.2
Ginnie Mac	8.1	31.8%

Other		4.2

Total		36.0%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual

total returns based on

a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio
Class 1	1.87%	-.67%	1.63%	3.96%	5.96%	.36%
Class 1A	1.86	-.80	1.40	3.72	5.70	.61[2]
Class 2	1.76	-.93	1.36	3.70	5.66	.61
Class 3	1.83	-.86	1.43	3.78	5.77	.54
Class 4	1.62	-1.24	1.21	3.49	5.45	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Based on estimated amounts for the current fiscal year.

Percent of net assets

Where the fund’s

assets were

invested as of

June 30, 2017

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth Fund gained 13.91% for the six months ended June 30, 2017. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

While the underlying fund’s larger-than-index investments and strong stock selection in consumer discretionary and information technology added to returns, energy stocks detracted from the fund’s results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
Class P1	14.10%	20.64%	8.32%	.87%	.71%
Class P2	13.91	20.24	7.96	1.12	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk International Fund advanced 16.57% for the six months ended June 30, 2017, outpacing the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which rose 11.59%. The MSCI ACWI (All Country World Index) ex USA2 rose 14.10%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in the information technology sector contributed most to returns, while holdings in the energy sector hindered returns.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
Class P1	16.87%	17.80%	2.40%	1.05%	.89%
Class P2	16.57	17.37	2.00	1.30	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund gained 5.11% for the six months ended June 30, 2017, trailing Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,1 which rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in industrials and consumer discretionary boosted fund results on a relative basis, while investments in the information technology sector were a drag on relative returns.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
Class P1	5.37%	12.31%	7.60%	.92%	.76%
Class P2	5.11	11.89	7.21	1.17	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 9.10% for the six months ended June 30, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,1 which rose 7.89%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s stock selection and overweight position in consumer discretionary added the most to returns. The fund’s weakest sector on an absolute basis was energy, impacted by a decline in oil prices on concerns of oversupply.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
Class P1	9.11%	15.96%	7.83%	.83%	.67%
Class P2	9.10	15.77	7.50	1.08	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios, which are restated for Class P1 shares to reflect current fees, are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund rose 7.43% for the six months ended June 30, 2017, beating the Standard & Poor’s 500 Managed Risk Index – Moderate,1 which rose 7.16%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 9.34%, while the Bloomberg Barclays U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.27%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying fund’s investments in the information technology sector contributed the most to absolute returns. Holdings in the energy sector hindered returns as oil prices slumped on concerns of oversupply.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2017

	6 months	1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio
Class P1	7.53%	12.01%	8.11%	.70%	.65%
Class P2	7.43	11.74	7.84	.95	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. Investment results and net expense ratios shown reflect the waiver, without which the results would have been lower and the expenses would have been higher. This waiver will be in effect through at least May 1, 2018, unless modified or terminated by the fund’s board. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2Source: S&P Dow Jones Indices LLC.

3Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44	American Funds Insurance Series

Global Growth Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 97.12%		Shares	Value (000)

Information	Taiwan Semiconductor Manufacturing Co., Ltd.	27,614,000	$189,267
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	11,712
29.76%	Alphabet Inc., Class A1	140,400	130,527
	Alphabet Inc., Class C1	71,052	64,567
	Nintendo Co., Ltd.	516,200	172,931
	ASML Holding NV	675,542	88,036
	ASML Holding NV (New York registered)	643,900	83,907
	Facebook, Inc., Class A1	898,500	135,656
	Alibaba Group Holding Ltd. (ADR)[1]	781,050	110,050
	Microsoft Corp.	1,380,000	95,123
	Visa Inc., Class A	998,800	93,668
	Murata Manufacturing Co., Ltd.	608,000	92,274
	Broadcom Ltd.	392,200	91,402
	Samsung Electronics Co., Ltd.	18,520	38,476
	Samsung Electronics Co., Ltd., nonvoting preferred	18,500	30,107
	Tencent Holdings Ltd.	1,800,000	64,369
	AAC Technologies Holdings Inc.	4,418,540	55,236
	Just Eat PLC[1]	5,264,900	44,915
	Other securities		148,947

			1,741,170

Consumer	Amazon.com, Inc.[1]	297,100	287,593
discretionary	Ulta Beauty, Inc.[1]	315,300	90,598
19.00%	Home Depot, Inc.	513,000	78,694
	Peugeot SA	3,878,800	77,373
	Priceline Group Inc.[1]	39,000	72,950
	Industria de Diseño Textil, SA	1,723,000	66,142
	McDonald’s Corp.	293,000	44,876
	Naspers Ltd., Class N	208,300	40,522
	Other securities		352,875

			1,111,623

Health care	Regeneron Pharmaceuticals, Inc.[1]	243,700	119,691
13.90%	UnitedHealth Group Inc.	344,700	63,914
	Bayer AG	421,600	54,509
	Boston Scientific Corp.[1]	1,779,200	49,319
	Express Scripts Holding Co.[1]	720,200	45,978
	AstraZeneca PLC	686,500	45,914
	Sartorius AG, non-registered shares, nonvoting preferred	444,000	42,841
	Straumann Holding AG	71,500	40,675
	Eurofins Scientific SE, non-registered shares	68,145	38,383
	Mettler-Toledo International Inc.[1]	65,000	38,255
	Other securities		273,900

			813,379

Financials	AIA Group Ltd.	15,387,900	112,441
9.74%	JPMorgan Chase & Co.	869,100	79,436
	Indiabulls Housing Finance Ltd.	3,031,000	50,463
	Prudential PLC	1,905,134	43,696
	MarketAxess Holdings Inc.	188,000	37,807
	Other securities		245,859

			569,702

American Funds Insurance Series	45

Global Growth Fund

Common stocks (continued)		Shares	Value (000)

Consumer staples	British American Tobacco PLC	1,938,000	$132,114
7.61%	Nestlé SA	739,650	64,369
	Altria Group, Inc.	650,000	48,405
	Pernod Ricard SA	301,400	40,363
	Other securities		159,630

			444,881

Industrials 6.14%	Airbus SE, non-registered shares	1,109,500	91,239
	KONE Oyj, Class B	880,000	44,767
	Caterpillar Inc.	399,000	42,877
	ASSA ABLOY AB, Class B	1,677,000	36,846
	Other securities		143,617

			359,346

Energy 2.46%	Other securities		144,098

Materials 2.06%	Sherwin-Williams Co.	116,000	40,711
	Other securities		79,594

			120,305

Telecommunication	SoftBank Group Corp.	776,000	62,763
services 1.46%	Other securities		22,870

			85,633

Miscellaneous	Other common stocks in initial period of acquisition		291,977

4.99%	Total common stocks (cost: $4,016,519,000)		5,682,114

Bonds, notes & other debt instruments 0.04%		Principal amount (000)

U.S. Treasury bonds & notes 0.04%
U.S. Treasury	Other securities		1,999

0.04%	Total bonds, notes & other debt instruments (cost: $1,999,000)		1,999

Short-term securities 3.03%

	Other securities		177,358

	Total short-term securities (cost: $177,375,000)		177,358

	Total investment securities 100.19% (cost: $4,195,893,000)		5,861,471
	Other assets less liabilities (0.19)%		(10,921)

	Net assets 100.00%		$5,850,550

46	American Funds Insurance Series

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $41,497,000, which represented .71% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $153,405,000, which represented 2.62% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD5,243	JPY581,294	Bank of America, N.A.	7/25/2017	$69

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	47

Global Small Capitalization Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.48%		Shares	Value (000)

Consumer	Domino’s Pizza, Inc.	242,300	$51,254
discretionary	zooplus AG, non-registered shares[1]	250,671	49,817
21.57%	Hilton Grand Vacations Inc.[1]	1,114,900	40,203
	GVC Holdings PLC	4,048,748	39,892
	Cedar Fair, LP	531,000	38,285
	Melco International Development Ltd.	13,831,000	37,025
	Five Below, Inc.[1]	684,000	33,769
	Tele Columbus AG1	2,743,000	30,389
	Hostelworld Group PLC[2]	5,720,000	25,852
	Vail Resorts, Inc.	121,107	24,564
	AA PLC	7,894,804	23,444
	Other securities		475,713

			870,207

Information	Qorvo, Inc.[1]	1,783,038	112,902
technology	VTech Holdings Ltd.	2,189,000	34,682
16.57%	AAC Technologies Holdings Inc.	2,563,061	32,041
	ZPG PLC	6,660,920	31,388
	II-VI, Inc.[1]	814,200	27,927
	Paycom Software, Inc.[1]	374,985	25,653
	Hamamatsu Photonics KK	785,753	24,102
	Lumentum Holdings Inc.[1]	419,900	23,955
	Mellanox Technologies, Ltd.[1]	553,000	23,945
	Topcon Corp.	1,360,510	23,394
	Other securities		308,651

			668,640

Health care	Insulet Corp.[1]	1,298,633	66,633
16.05%	GW Pharmaceuticals PLC (ADR)[1]	652,600	65,423
	China Biologic Products, Inc.[1]	503,000	56,889
	athenahealth, Inc.[1]	342,000	48,068
	Kite Pharma, Inc.[1]	385,539	39,969
	Illumina, Inc.[1]	230,200	39,944
	Integra LifeSciences Holdings Corp.[1]	688,523	37,531
	NuVasive, Inc.[1]	460,750	35,441
	iRhythm Technologies, Inc.[1]	807,980	34,331
	Bluebird Bio, Inc.[1]	267,765	28,129
	Ultragenyx Pharmaceutical Inc.[1]	387,108	24,043
	Other securities		170,898

			647,299

Industrials	International Container Terminal Services, Inc.	20,180,000	39,112
10.02%	Other securities		364,989

			404,101

Financials	Kotak Mahindra Bank Ltd.	3,282,732	48,540
8.40%	Essent Group Ltd.[1]	1,058,841	39,325
	Texas Capital Bancshares, Inc.[1]	481,423	37,262
	Webster Financial Corp.	553,000	28,878
	Avanza Bank Holding AB	560,129	24,460
	Other securities		160,380

			338,845

Consumer staples	COSMOS Pharmaceutical Corp.	193,900	37,720
3.65%	Other securities		109,464

			147,184

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks		Shares	Value (000)

Materials	Lundin Mining Corp.	5,999,000	$34,094
3.46%	Other securities		105,345

			139,439

Real estate	WHA Corp. PCL	340,831,250	31,705
2.75%	MGM Growth Properties LLC REIT, Class A	1,048,600	30,608
	Other securities		48,469

			110,782

Energy	Other securities		104,542

2.59%

Utilities	ENN Energy Holdings Ltd.	4,991,400	30,112
2.16%	Other securities		57,118

			87,230

Telecommunication	Other securities		17,039

services 0.42%

Miscellaneous	Other common stocks in initial period of acquisition		195,276

4.84%	Total common stocks (cost: $3,037,636,000)		3,730,584

Rights & warrants 0.02%

Real estate	Other securities		227

0.01%

Miscellaneous	Other rights & warrants in initial period of acquisition		424

0.01%	Total rights & warrants (cost: $431,000)		651

Bonds, notes & other debt instruments 0.69%		Principal amount (000)

Corporate bonds & notes 0.59%
Consumer	Caesars Entertainment Operating Co. 10.00% 2018[3]	$25,950	24,004

discretionary 0.59%

U.S. Treasury bonds & notes 0.10%
U.S. Treasury	Other securities		4,116

0.10%	Total bonds, notes & other debt instruments (cost: $25,619,000)		28,120

Short-term securities 6.87%

	Bank of Montreal 1.15% due 8/15/2017	30,000	29,952
	Fairway Finance Corp. 1.24% due 9/13/2017[4]	10,000	9,973
	Federal Home Loan Bank 1.03%-1.05% due 9/6/2017-10/3/2017	52,700	52,572
	Nordea Bank AB 1.03% due 7/20/2017[4]	55,900	55,864

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)

Statoil ASA 1.14% due 7/28/2017[4]	$25,000	$24,979
Victory Receivables Corp. 1.22% due 7/21/2017[4]	30,000	29,975
Other securities		73,788

Total short-term securities (cost: $277,117,000)		277,103

Total investment securities 100.06% (cost: $3,340,803,000)		4,036,458
Other assets less liabilities (0.06)%		(2,599)

Net assets 100.00%		$4,033,859

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $11,697,000, an aggregate cost of $10,011,000, and which represented .29% of the net assets of the fund) were acquired from 5/1/2015 to 4/28/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities“ also includes a security which was pledged as collateral. The total value of pledged collateral was $654,000, which represented .02% of the net assets of the fund.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD3,971	JPY437,000	UBS AG	7/12/2017	$ 83
USD44,059	GBP34,000	HSBC Bank	7/13/2017	(244)
USD15,876	JPY1,765,175	JPMorgan Chase	7/28/2017	162
USD10,245	INR663,163	Citibank	7/31/2017	30
USD15,586	GBP12,190	Citibank	8/21/2017	(317)

$(286)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2017 (000)
Hostelworld Group PLC	–	5,720,000	–	5,720,000	$–	$2,585	$999	$25,852
Time Technoplast Ltd.[5]	11,888,000	–	11,888,000	–	5,933	107	–	–
Indochine Mining Ltd.[1,5,6]	182,998	–	182,998	–	(8,032)	8,032	–	–
Victoria Oil & Gas PLC[1,5]	6,966,560	–	6,966,560	–	(1,438)	3,759	–	–

					$(3,537)	$14,483	$999	$25,852

50	American Funds Insurance Series

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $190,528,000, which represented 4.72% of the net assets of the fund.
[5]	Unaffiliated issuer at 6/30/2017.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $56,540,000, which represented 1.40% of the net assets of the fund. This amount includes $43,269,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	51

Growth Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.89%		Shares	Value (000)

Information	Facebook, Inc., Class A1	8,340,500	$1,259,249
technology	Alphabet Inc., Class C1	613,000	557,052
30.26%	Alphabet Inc., Class A1	271,500	252,408
	Microsoft Corp.	11,676,000	804,827
	Broadcom Ltd.	3,068,300	715,067
	Apple Inc.	3,851,000	554,621
	ASML Holding NV (New York registered)	2,251,504	293,393
	ASML Holding NV	1,199,568	156,327
	Taiwan Semiconductor Manufacturing Co., Ltd.	48,812,000	334,559
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,225,392	112,760
	Visa Inc., Class A	2,955,000	277,120
	Samsung Electronics Co., Ltd.	89,330	185,585
	Intel Corp.	4,926,000	166,203
	Alibaba Group Holding Ltd. (ADR)[1]	1,143,000	161,049
	TE Connectivity Ltd.	1,925,000	151,459
	Adobe Systems Inc.[1]	1,000,000	141,440
	Other securities		1,016,208

			7,139,327

Consumer	Amazon.com, Inc.[1]	1,393,416	1,348,827
discretionary	Tesla, Inc.[1]	1,506,200	544,657
20.78%	Home Depot, Inc.	2,985,000	457,899
	Netflix, Inc.[1]	2,746,000	410,280
	Comcast Corp., Class A	10,390,000	404,379
	Ulta Beauty, Inc.[1]	1,120,000	321,821
	Priceline Group Inc.[1]	131,531	246,031
	Starbucks Corp.	4,195,000	244,610
	Charter Communications, Inc., Class A1	698,680	235,350
	Other securities		688,079

			4,901,933

Health care	UnitedHealth Group Inc.	3,517,500	652,215
14.59%	Regeneron Pharmaceuticals, Inc.[1]	834,500	409,856
	Centene Corp.[1]	4,031,052	322,000
	Intuitive Surgical, Inc.[1]	313,500	293,239
	Humana Inc.	993,200	238,984
	Vertex Pharmaceuticals Inc.[1]	1,711,200	220,522
	Boston Scientific Corp.[1]	7,845,000	217,463
	Thermo Fisher Scientific Inc.	995,000	173,598
	Incyte Corp.[1]	1,040,000	130,946
	Other securities		784,045

			3,442,868

Energy	EOG Resources, Inc.	2,402,400	217,465
7.45%	Schlumberger Ltd.	2,900,000	190,936
	Concho Resources Inc.[1]	1,550,000	188,372
	Noble Energy, Inc.	5,663,000	160,263
	Suncor Energy Inc.	4,402,090	128,621
	Other securities		872,407

			1,758,064

Financials	JPMorgan Chase & Co.	2,635,000	240,839
7.34%	Wells Fargo & Co.	3,335,000	184,792
	Legal & General Group PLC	40,158,246	135,102
	Other securities		1,171,273

			1,732,006

52	American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)

Industrials	Boeing Co.	876,400	$173,308
6.13%	Fortive Corp.	2,329,397	147,567
	TransDigm Group Inc.	524,000	140,888
	MTU Aero Engines AG	941,034	132,738
	Rockwell Collins, Inc.	1,225,000	128,723
	Other securities		723,031

			1,446,255

Consumer staples	Constellation Brands, Inc., Class A	815,000	157,890
2.32%	Other securities		389,821

			547,711

Telecommunication	Zayo Group Holdings, Inc.[1]	6,245,000	192,970
services	Other securities		26,491

0.93%			219,461

Other 1.38%	Other securities		324,938

Miscellaneous 1.71%	Other common stocks in initial period of acquisition		402,317

	Total common stocks (cost: $14,405,033,000)		21,914,880

Convertible stocks 0.05%

Consumer	Other securities		12,276

discretionary 0.05%	Total convertible stocks (cost: $10,650,000)		12,276

Short-term securities 7.21%		Principal amount (000)

	Apple Inc. 0.89%-1.15% due 7/20/2017-9/19/2017[2]	$135,000	134,824
	Chariot Funding, LLC 0.95%-1.00% due 7/7/2017-7/14/2017[2]	150,000	149,954
	Federal Home Loan Bank 0.84%-1.03% due 7/5/2017-9/20/2017	909,575	908,835
	Jupiter Securitization Co., LLC 0.95% due 7/3/2017[2]	20,000	19,998
	Other securities		486,947

	Total short-term securities (cost: $1,700,520,000)		1,700,558

	Total investment securities 100.15% (cost: $16,116,203,000)		23,627,714
	Other assets less liabilities (0.15)%		(35,001)

	Net assets 100.00%		$23,592,713

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $12,276,000, which represented .05% of the net assets of the fund. This security was acquired for $10,650,000 on 5/22/2015 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

American Funds Insurance Series	53

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $686,896,000, which represented 2.91% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

54	American Funds Insurance Series

International Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 90.29%		Shares	Value (000)

Financials	AIA Group Ltd.	40,078,700	$292,860
16.62%	HDFC Bank Ltd.[1]	10,149,569	261,259
	HDFC Bank Ltd. (ADR)	352,300	30,639
	UniCredit SpA[2]	7,776,692	145,223
	Prudential PLC	5,142,265	117,944
	Kotak Mahindra Bank Ltd.	6,186,048	91,469
	Barclays PLC	34,317,708	90,623
	BNP Paribas SA	1,002,776	72,224
	Credit Suisse Group AG	4,172,789	60,314
	Other securities		296,876

			1,459,431

Information	Tencent Holdings Ltd.	8,410,399	300,762
technology	Samsung Electronics Co., Ltd.	137,599	285,865
13.61%	Alibaba Group Holding Ltd. (ADR)[2]	1,844,800	259,932
	ASML Holding NV	693,834	90,420
	Nintendo Co., Ltd.	188,239	63,062
	Other securities		194,919

			1,194,960

Consumer	Altice NV, Class A2	7,869,893	181,570
discretionary	Altice NV, Class B2	1,118,127	25,803
13.22%	Kering SA	431,324	146,904
	Galaxy Entertainment Group Ltd.	18,326,000	111,259
	Hyundai Motor Co.	653,354	91,081
	Naspers Ltd., Class N	364,200	70,850
	Sony Corp.	1,580,500	60,227
	Sands China Ltd.	13,028,000	59,655
	Other securities		413,431

			1,160,780

Health care	Novartis AG	1,967,000	163,694
9.59%	Teva Pharmaceutical Industries Ltd. (ADR)	3,660,300	121,595
	Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	69,828
	Grifols, SA, Class A, non-registered shares	881,000	24,537
	Grifols, SA, Class B (ADR)	793,690	16,771
	Takeda Pharmaceutical Co. Ltd.	1,646,500	83,573
	UCB SA	1,111,391	76,455
	Merck KGaA	567,900	68,592
	Sysmex Corp.	1,055,000	62,939
	Other securities		153,565

			841,549

Consumer staples	Nestlé SA	1,317,700	114,675
8.28%	AMOREPACIFIC Corp.	385,274	102,367
	Pernod Ricard SA	717,437	96,077
	Associated British Foods PLC	2,250,488	86,058
	British American Tobacco PLC	1,126,000	76,760
	Treasury Wine Estates Ltd.	6,529,100	66,040
	Other securities		185,182

			727,159

Industrials	Airbus SE, non-registered shares	2,559,364	210,469
8.08%	Rolls-Royce Holdings PLC[2]	8,468,900	98,280
	Other securities		400,540

			709,289

American Funds Insurance Series	55

International Fund

Common stocks (continued)		Shares	Value (000)

Utilities	Power Grid Corp. of India Ltd.	35,497,206	$115,628
5.86%	DONG Energy AS	1,873,324	84,568
	ENN Energy Holdings Ltd.	13,136,000	79,246
	CK Infrastructure Holdings Ltd.	7,942,000	66,731
	China Gas Holdings Ltd.	31,610,000	63,807
	Other securities		104,190

			514,170

Materials	Nitto Denko Corp.	1,092,000	89,710
5.29%	Grasim Industries Ltd.	3,031,988	58,264
	Other securities		316,366

			464,340

Energy	Royal Dutch Shell PLC, Class B	2,974,624	79,907
3.80%	Royal Dutch Shell PLC, Class A	2,338,425	61,980
	Other securities		191,776

			333,663

Telecommunication	Nippon Telegraph and Telephone Corp.	2,715,000	128,176
services	SoftBank Group Corp.	911,900	73,755
3.02%	Other securities		63,242

			265,173

Real estate	Cheung Kong Property Holdings Ltd.	12,918,528	101,181
1.93%	Other securities		68,688

			169,869

Miscellaneous	Other common stocks in initial period of acquisition		86,831

0.99%	Total common stocks (cost: $6,468,357,000)		7,927,214

Bonds, notes & other debt instruments 0.75%		Principal amount (000)

Corporate bonds & notes 0.45%
Other	Other securities		39,031

0.45%	Total corporate bonds & notes		39,031

U.S. Treasury bonds & notes 0.26%
U.S. Treasury	Other securities		22,819

0.26%

Bonds & notes of governments outside the U.S. 0.04%
	Other securities		3,838

	Total bonds, notes & other debt instruments (cost: $55,678,000)		65,688

56	American Funds Insurance Series

International Fund

Short-term securities 9.06%	Principal amount (000)	Value (000)

Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.03% due 7/12/2017	$55,000	$54,978
Federal Home Loan Bank 0.82%–1.07% due 7/7/2017–10/27/2017	408,200	407,665
Mizuho Bank, Ltd. 0.95%–1.19% due 7/3/2017–7/26/2017[3]	105,200	105,145
Other securities		228,011

Total short-term securities (cost: $795,808,000)		795,799

Total investment securities 100.10% (cost: $7,319,843,000)		8,788,701
Other assets less liabilities (0.10)%		(9,083)

Net assets 100.00%		$8,779,618

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	57

International Fund

Forward currency contracts

Contract amount				Unrealized appreciation at 6/30/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD26,925	INR1,744,071	Bank of America, N.A.	7/31/2017	$59

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $261,259,000, which represented 2.98% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $340,257,000, which represented 3.88% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See Notes to Financial Statements

58	American Funds Insurance Series

New World Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 89.02%		Shares	Value (000)

Information	Taiwan Semiconductor Manufacturing Co., Ltd.	9,887,000	$67,766
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	24,472
24.07%	Murata Manufacturing Co., Ltd.	584,000	88,632
	Alphabet Inc., Class C1	69,700	63,338
	Alphabet Inc., Class A1	16,900	15,712
	Facebook, Inc., Class A1	399,100	60,256
	Samsung Electronics Co., Ltd.	18,500	38,434
	Samsung Electronics Co., Ltd., nonvoting preferred	7,750	12,613
	Alibaba Group Holding Ltd. (ADR)[1]	361,550	50,942
	Microsoft Corp.	729,000	50,250
	Intel Corp.	1,293,460	43,641
	United Microelectronics Corp.	80,327,000	38,949
	Broadcom Ltd.	159,750	37,230
	Baidu, Inc., Class A (ADR)[1]	177,600	31,766
	Yandex NV, Class A1	1,201,950	31,539
	TravelSky Technology Ltd., Class H	7,580,456	22,331
	Other securities		80,686

			758,557

Consumer	Matahari Department Store Tbk PT2	38,552,200	40,941
discretionary	Domino’s Pizza, Inc.	173,400	36,679
10.99%	Kroton Educacional SA, ordinary nominative	7,721,000	34,656
	Naspers Ltd., Class N	177,519	34,534
	Sony Corp.	700,000	26,674
	Maruti Suzuki India Ltd.	224,500	25,068
	MakeMyTrip Ltd., non-registered shares[1]	733,931	24,623
	Starbucks Corp.	380,000	22,158
	Other securities		101,056

			346,389

Financials	HDFC Bank Ltd.[2]	1,891,100	48,678
10.66%	HDFC Bank Ltd. (ADR)	208,400	18,125
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	47,265
	Grupo Financiero Galicia SA, Class B (ADR)	935,951	39,909
	AIA Group Ltd.	4,611,600	33,698
	Housing Development Finance Corp. Ltd.	1,158,700	28,950
	Other securities		119,565

			336,190

Consumer staples	British American Tobacco PLC	1,440,000	98,165
8.59%	CP ALL PCL	17,121,500	31,627
	Nestlé SA	312,196	27,169
	Lenta Ltd. (GDR)[1]	4,126,200	23,973
	Lenta Ltd. (GDR)[1,3]	244,500	1,421
	Foshan Haitian Flavouring and Food Co. Ltd., Class A	1,999,900	12,030
	Other securities		76,381

			270,766

Energy	Reliance Industries Ltd.[1]	6,506,589	138,915
8.57%	Other securities		131,101

			270,016

American Funds Insurance Series	59

New World Fund

Common stocks (continued)		Shares	Value (000)

Industrials	Airbus SE, non-registered shares	612,229	$50,347
6.26%	Eicher Motors Ltd.[1]	104,200	43,589
	Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	27,749
	Other securities		75,792

			197,477

Health care	Hypermarcas SA, ordinary nominative	4,903,700	41,149
4.95%	CSL Ltd.	269,500	28,591
	Other securities		86,271

			156,011

Materials	Randgold Resources Ltd.	529,600	46,939
4.88%	Vale SA, Class A, preferred nominative	2,830,000	22,988
	Klabin SA, units	4,487,400	21,984
	Other securities		61,817

			153,728

Utilities	Infraestructura Energética Nova, SAB de CV	13,547,613	72,222
2.72%	Other securities		13,535

			85,757

Telecommunication	SoftBank Group Corp.	650,000	52,572
services	Other securities		8,558

1.94%			61,130

Real estate	American Tower Corp. REIT	236,800	31,333
1.17%	Other securities		5,471

			36,804

Miscellaneous	Other common stocks in initial period of acquisition		133,078

4.22%	Total common stocks (cost: $2,336,213,000)		2,805,903

Rights & warrants 1.54%

Consumer staples	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,3]	5,330,000	32,061
1.34%	Other securities		10,052

			42,113

Consumer	Other securities		6,248

discretionary	Total rights & warrants (cost: $40,814,000)		48,361

0.20%

Bonds, notes & other debt instruments 3.20%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 2.59%
	Other securities		81,623

Corporate bonds & notes 0.56%
Other	Other securities		17,837

0.56%	Total corporate bonds & notes		17,837

60	American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 0.05%
U.S. Treasury	Other securities		$1,499

0.05%	Total bonds, notes & other debt instruments (cost: $99,154,000)		100,959

Short-term securities 5.56%

	Federal Home Loan Bank 0.83%-0.95% due 7/11/2017-8/23/2017	$40,000	39,957
	Liberty Street Funding Corp. 1.22% due 7/5/2017[3]	24,300	24,296
	Nordea Bank AB 1.03% due 7/20/2017[3]	39,200	39,175
	Sumitomo Mitsui Banking Corp. 1.15% due 7/21/2017[3]	22,200	22,184
	Victory Receivables Corp. 1.20%-1.22% due 7/11/2017-7/21/2017[3]	37,700	37,672
	Other securities		12,063

	Total short-term securities (cost: $175,358,000)		175,347

	Total investment securities 99.32% (cost: $2,651,539,000)		3,130,570
	Other assets less liabilities 0.68%		21,335

	Net assets 100.00%		$3,151,905

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	61

New World Fund

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation) at 6/30/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD526	COP1,530,569	Citibank	7/10/2017	$ 25
USD1,315	ZAR16,955	Goldman Sachs	7/10/2017	21
USD1,397	BRL4,600	JPMorgan Chase	7/10/2017	12
USD3,162	INR204,401	JPMorgan Chase	7/10/2017	4
USD496	TRY1,775	Bank of America, N.A.	7/10/2017	(7)
USD1,897	MXN34,748	Bank of America, N.A.	7/10/2017	(14)
USD2,964	ZAR38,500	Barclays Bank PLC	7/12/2017	28
USD1,265	COP3,721,800	JPMorgan Chase	7/17/2017	47
USD900	BRL3,000	JPMorgan Chase	7/21/2017	(1)
USD298	EUR265	HSBC Bank	7/21/2017	(5)
USD3,967	INR257,150	JPMorgan Chase	8/10/2017	11
USD685	INR44,350	Citibank	8/10/2017	2
USD1,389	JPY153,000	Bank of America, N.A.	8/17/2017	25
USD570	JPY63,000	UBS AG	8/21/2017	8
USD595	EUR530	HSBC Bank	8/23/2017	(12)

$144

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,“ was $158,032,000, which represented 5.01% of the net assets of the fund. This amount includes $58,508,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $209,408,000, which represented 6.64% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

EUR = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio June 30, 2017	unaudited

Common stocks 96.55%		Shares	Value (000)

Health care	AbbVie Inc.	6,761,500	$490,277
16.68%	Amgen Inc.	2,366,500	407,582
	Teva Pharmaceutical Industries Ltd. (ADR)	5,375,800	178,584
	Medtronic PLC	1,460,000	129,575
	Abbott Laboratories	1,576,100	76,614
	Bristol-Myers Squibb Co.	1,125,000	62,685
	Other securities		136,236

			1,481,553

Financials	JPMorgan Chase & Co.	3,884,900	355,080
14.50%	Wells Fargo & Co.	5,444,000	301,652
	Prudential Financial, Inc.	2,649,000	286,463
	Citigroup Inc.	2,531,000	169,273
	American International Group, Inc.	1,506,300	94,174
	Other securities		81,000

			1,287,642

Information	Apple Inc.	1,983,180	285,618
technology	Intel Corp.	7,487,200	252,618
13.63%	Texas Instruments Inc.	2,630,000	202,326
	Oracle Corp.	3,150,000	157,941
	Microsoft Corp.	2,050,000	141,306
	Western Union Co.	6,290,000	119,825
	Other securities		50,764

			1,210,398

Consumer staples	Altria Group, Inc.	3,754,000	279,560
13.04%	Kimberly-Clark Corp.	1,395,800	180,212
	Kellogg Co.	2,152,800	149,533
	Philip Morris International Inc.	1,250,000	146,813
	Reynolds American Inc.	1,607,000	104,519
	Mondelez International, Inc.	1,580,000	68,240
	Kraft Heinz Co.	776,666	66,514
	Other securities		162,787

			1,158,178

Industrials	CSX Corp.	3,641,500	198,680
9.76%	General Dynamics Corp.	740,696	146,732
	Illinois Tool Works Inc.	650,000	93,112
	Union Pacific Corp.	750,000	81,683
	Rockwell Automation	450,000	72,882
	Boeing Co.	329,000	65,060
	General Electric Co.	2,400,000	64,824
	Other securities		143,711

			866,684

Telecommunication	Verizon Communications Inc.	8,804,171	393,194
services	AT&T Inc.	4,181,000	157,749
7.54%	CenturyLink, Inc.	4,966,000	118,588

			669,531

American Funds Insurance Series	63

Blue Chip Income and Growth Fund

Common stocks (continued)		Shares	Value (000)

Energy	Canadian Natural Resources, Ltd.	6,859,000	$197,814
5.83%	Exxon Mobil Corp.	2,054,000	165,819
	Halliburton Co.	2,419,700	103,345
	Other securities		50,842

			517,820

Consumer	Amazon.com, Inc.[1]	104,500	101,156
discretionary	Las Vegas Sands Corp.	1,435,000	91,682
4.81%	McDonald’s Corp.	500,000	76,580
	General Motors Co.	2,000,000	69,860
	Other securities		87,945

			427,223

Materials	Vale SA, Class A, preferred nominative (ADR)	14,564,737	118,703
3.73%	Vale SA, ordinary nominative (ADR)	460,500	4,029
	Freeport-McMoRan Inc.[1]	6,840,000	82,148
	Other securities		125,996

			330,876

Utilities	Exelon Corp.	2,263,000	81,626
1.67%	Other securities		66,357

			147,983

Real estate 0.45%	Other securities		40,072

Miscellaneous 4.91%	Other common stocks in initial period of acquisition		435,631

	Total common stocks (cost: $6,803,622,000)		8,573,591

Short-term securities 3.24%		Principal amount (000)

	ExxonMobil Corp. 1.14% due 9/11/2017	$33,000	32,924
	Federal Home Loan Bank 0.91%–1.03% due 7/19/2017–9/5/2017	135,000	134,856
	Jupiter Securitization Co., LLC 0.93% due 7/17/2017[2]	50,000	49,972
	Other securities		70,180

	Total short-term securities (cost: $287,927,000)		287,932

	Total investment securities 99.79% (cost: $7,091,549,000)		8,861,523
	Other assets less liabilities 0.21%		18,249

	Net assets 100.00%		$8,879,772

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

64	American Funds Insurance Series

Blue Chip Income and Growth Fund

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $112,653,000, which represented 1.27% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	65

Global Growth and Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.54%		Shares	Value (000)

Information	Nintendo Co., Ltd.	278,000	$93,132
technology	Taiwan Semiconductor Manufacturing Co., Ltd.	9,480,800	64,982
22.19%	Microsoft Corp.	907,000	62,520
	Broadcom Ltd.	188,000	43,813
	Murata Manufacturing Co., Ltd.	183,000	27,773
	Facebook, Inc., Class A1	140,300	21,183
	Apple Inc.	138,000	19,875
	AAC Technologies Holdings Inc.	1,503,500	18,795
	TE Connectivity Ltd.	200,000	15,736
	Alibaba Group Holding Ltd. (ADR)[1]	105,000	14,795
	Alphabet Inc., Class C1	9,000	8,179
	Alphabet Inc., Class A1	6,000	5,578
	Other securities		33,060

			429,421

Financials	YES Bank Ltd.	815,000	18,453
10.78%	Prudential PLC	765,000	17,546
	Blackstone Group LP	453,250	15,116
	First Republic Bank	145,000	14,514
	CIT Group Inc.	250,000	12,175
	Capital One Financial Corp.	144,000	11,897
	Other securities		118,856

			208,557

Industrials	Airbus SE, non-registered shares	467,000	38,404
9.93%	Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	23,425
	Lockheed Martin Corp.	82,300	22,847
	Boeing Co.	113,000	22,346
	Deutsche Post AG	523,000	19,605
	Flughafen Zürich AG	69,000	16,939
	Ryanair Holdings PLC (ADR)[1]	141,375	15,213
	Other securities		33,256

			192,035

Consumer staples	British American Tobacco PLC	1,144,000	77,987
9.80%	Nestlé SA	558,700	48,622
	Costco Wholesale Corp.	130,600	20,887
	Other securities		42,166

			189,662

Consumer	Amazon.com, Inc.[1]	20,000	19,360
discretionary	Home Depot, Inc.	122,000	18,715
8.82%	Sony Corp.	480,000	18,291
	ProSiebenSat.1 Media SE	430,000	17,995
	Vivendi SA	715,200	15,921
	Nitori Holdings Co., Ltd.	105,000	14,040
	Other securities		66,281

			170,603

Energy	Royal Dutch Shell PLC, Class B (ADR)	347,000	18,887
7.07%	Royal Dutch Shell PLC, Class A (ADR)	141,457	7,524
	BP PLC	4,030,206	23,243
	Reliance Industries Ltd.[1]	1,052,094	22,462

66	American Funds Insurance Series

Global Growth and Income Fund

Common stocks		Shares	Value (000)

	Enbridge Inc.	260,760	$10,381
	Enbridge Inc. (CAD denominated)	239,029	9,522
	Other securities		44,840

			136,859

Health care	UnitedHealth Group Inc.	255,100	47,301
6.99%	Hypermarcas SA, ordinary nominative	2,150,000	18,041
	Other securities		69,904

			135,246

Materials	Randgold Resources Ltd.	271,100	24,028
4.23%	James Hardie Industries PLC (CDI)	850,000	13,393
	Other securities		44,467

			81,888

Real estate	MGM Growth Properties LLC REIT, Class A	943,856	27,551
3.61%	Gaming and Leisure Properties, Inc. REIT	604,000	22,753
	Other securities		19,600

			69,904

Utilities	Infraestructura Energética Nova, SAB de CV	6,281,884	33,488
3.50%	DONG Energy AS	491,552	22,190
	Other securities		12,119

			67,797

Telecommunication	Vodafone Group PLC	4,350,000	12,337
services	Other securities		20,272

1.69%			32,609

Miscellaneous	Other common stocks in initial period of acquisition		76,045

3.93%	Total common stocks (cost: $1,435,467,000)		1,790,626

Rights & warrants 0.01%

Miscellaneous	Other rights & warrants in initial period of acquisition		178

0.01%	Total rights & warrants (cost: $187,000)		178

Convertible bonds 0.35%		Principal amount (000)

Miscellaneous	Other convertible bonds in initial period of acquisition		6,821

0.35%	Total convertible bonds (cost: $6,003,000)		6,821

Bonds, notes & other debt instruments 1.98%

Corporate bonds & notes 1.90%
Telecommunication	Sprint Corp. 7.25% 2021	$33,000	36,754

services
1.90%

American Funds Insurance Series	67

Global Growth and Income Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 0.08%
U.S. Treasury	Other securities		$1,599

0.08%	Total bonds, notes & other debt instruments (cost: $32,553,000)		38,353

Short-term securities 3.59%
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.16% due 7/14/2017	$47,800	47,778
	Nestlé Capital Corp. 1.14% due 9/12/2017[2]	15,500	15,463
	Other securities		6,098

	Total short-term securities (cost: $69,341,000)		69,339

	Total investment securities 98.47% (cost: $1,543,551,000)		1,905,317
	Other assets less liabilities 1.53%		29,699

	Net assets 100.00%		$1,935,016

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $6,491,000, which represented .34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,463,000, which represented .80% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

See Notes to Financial Statements

68	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 92.56%		Shares	Value (000)

Information	Microsoft Corp.	9,171,027	$632,159
technology	Alphabet Inc., Class A1	373,700	347,421
15.92%	Alphabet Inc., Class C1	303,884	276,149
	Texas Instruments Inc.	5,992,659	461,015
	Broadcom Ltd.	1,857,590	432,911
	Apple Inc.	2,379,100	342,638
	Oracle Corp.	5,921,000	296,879
	Intel Corp.	7,904,600	266,701
	Accenture PLC, Class A	1,654,500	204,629
	QUALCOMM Inc.	3,218,175	177,708
	Other securities		1,059,988

			4,498,198

Consumer	Amazon.com, Inc.[1]	1,061,200	1,027,242
discretionary	Netflix, Inc.[1]	3,716,277	555,249
14.98%	Comcast Corp., Class A	6,032,600	234,789
	Twenty-First Century Fox, Inc., Class A	6,891,000	195,291
	Home Depot, Inc.	1,243,000	190,676
	Time Warner Inc.	1,767,902	177,515
	Other securities		1,850,600

			4,231,362

Health care	AbbVie Inc.	7,549,600	547,422
14.57%	Amgen Inc.	2,858,916	492,391
	Stryker Corp.	2,203,757	305,837
	UnitedHealth Group Inc.	1,513,596	280,651
	Medtronic PLC	2,805,700	249,006
	Express Scripts Holding Co.[1]	3,627,500	231,580
	Gilead Sciences, Inc.	3,212,100	227,352
	Humana Inc.	877,000	211,024
	Merck & Co., Inc.	3,128,280	200,491
	Illumina, Inc.[1]	1,100,300	190,924
	Other securities		1,181,029

			4,117,707

Financials	JPMorgan Chase & Co.	4,499,400	411,245
11.34%	Goldman Sachs Group, Inc.	1,010,280	224,181
	Marsh & McLennan Companies, Inc.	2,726,100	212,527
	Wells Fargo & Co.	3,381,200	187,352
	Bank of New York Mellon Corp.	3,486,500	177,881
	American International Group, Inc.	2,716,489	169,835
	Aon PLC, Class A	1,214,800	161,508
	Other securities		1,658,137

			3,202,666

Industrials	CSX Corp.	4,913,400	268,075
8.11%	Union Pacific Corp.	2,186,433	238,124
	General Dynamics Corp.	1,122,100	222,288
	Other securities		1,564,302

			2,292,789

Consumer staples	Philip Morris International Inc.	2,912,130	342,030
7.27%	Coca-Cola Co.	5,964,900	267,526
	Procter & Gamble Co.	1,887,992	164,539
	Other securities		1,280,352

			2,054,447

American Funds Insurance Series	69

Growth-Income Fund

Common stocks (continued)		Shares	Value (000)

Energy	TOTAL SA	4,688,868	$231,808
5.94%	EOG Resources, Inc.	2,345,155	212,284
	Chevron Corp.	1,716,900	179,124
	Other securities		1,055,603

			1,678,819

Materials	Celanese Corp., Series A	3,424,433	325,116
4.68%	Dow Chemical Co.	3,554,100	224,157
	Monsanto Co.	1,666,485	197,245
	Vale SA, Class A, preferred nominative (ADR)	18,591,184	151,518
	Vale SA, Class A, preferred nominative	4,440,000	36,065
	Other securities		388,416

			1,322,517

Real estate	Other securities		517,877

1.83%

Telecommunication	Verizon Communications Inc.	10,842,400	484,221
services	Other securities		22,544

1.79%			506,765

Utilities	Sempra Energy	1,649,600	185,992
0.85%	Other securities		53,804

			239,796

Mutual funds	Other securities		132,822

0.47%

Miscellaneous	Other common stocks in initial period of acquisition		1,358,818

4.81%	Total common stocks (cost: $19,495,854,000)		26,154,583

Convertible stocks 0.02%

Financials	Other securities		5,722

0.02%	Total convertible stocks (cost: $6,000,000)		5,722

Convertible bonds 0.33%		Principal amount (000)

Other	Other securities		93,133

0.33%	Total convertible bonds (cost: $71,028,000)		93,133

Bonds, notes & other debt instruments 0.20%

U.S. Treasury bonds & notes 0.20%
U.S. Treasury	U.S. Treasury 1.625% 2026	$59,900	56,801

0.20%	Total bonds, notes & other debt instruments (cost: $60,218,000)		56,801

70	American Funds Insurance Series

Growth-Income Fund

Short-term securities 6.85%	Principal amount (000)	Value (000)

Apple Inc. 0.89% due 7/11/2017[2]	$50,000	$49,984
Chariot Funding, LLC 0.95% due 7/7/2017[2]	50,000	49,988
Coca-Cola Co. 1.09% due 8/2/2017[2]	50,000	49,950
Federal Home Loan Bank 0.80%–1.04% due 7/5/2017–10/3/2017	1,169,400	1,168,348
Jupiter Securitization Co., LLC 1.17% due 7/27/2017[2]	50,000	49,954
U.S. Treasury Bills 0.59%–0.91% due 7/6/2017–9/21/2017	242,100	241,864
Other securities		325,405

Total short-term securities (cost: $1,935,411,000)		1,935,493

Total investment securities 99.96% (cost: $21,568,511,000)		28,245,732
Other assets less liabilities 0.04%		11,308

Net assets 100.00%		$28,257,040

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $5,722,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $500,083,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	71

International Growth and Income Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 85.41%		Shares	Value (000)

Financials	HDFC Bank Ltd.[1]	1,884,593	$48,511
18.04%	Zurich Insurance Group AG	83,900	24,420
	KB Financial Group Inc.	356,500	17,978
	Banco Santander, SA	2,571,524	17,011
	Prudential PLC	738,000	16,927
	St. James’s Place PLC	1,048,000	16,134
	AIA Group Ltd.	1,833,000	13,394
	UniCredit SpA[2]	674,400	12,594
	Sampo Oyj, Class A	203,000	10,403
	Lloyds Banking Group PLC	11,968,000	10,311
	BNP Paribas SA	137,300	9,889
	Bank of Montreal	76,927	5,649
	Other securities		45,458

			248,679

Consumer staples	Imperial Brands PLC	734,463	32,988
10.42%	Philip Morris International Inc.	208,700	24,512
	Pernod Ricard SA	128,650	17,228
	British American Tobacco PLC	212,600	14,493
	CALBEE, Inc.	284,400	11,164
	Other securities		43,232

			143,617

Industrials	Shanghai International Airport Co., Ltd., Class A	5,134,562	28,257
10.40%	Capita PLC	3,066,000	27,614
	Airbus SE, non-registered shares	163,000	13,404
	Abertis Infraestructuras, SA, Class A, non-registered shares	721,507	13,366
	ASSA ABLOY AB, Class B	585,700	12,868
	CK Hutchison Holdings Ltd.	847,348	10,636
	Other securities		37,151

			143,296

Consumer	HUGO BOSS AG	207,500	14,528
discretionary	Toyota Motor Corp.	226,000	11,841
8.04%	Ctrip.com International, Ltd. (ADR)[2]	202,200	10,891
	Christian Dior SE1	33,500	9,759
	Other securities		63,860

			110,879

Utilities	EDP - Energias de Portugal, SA	6,947,820	22,719
7.70%	DONG Energy AS	497,000	22,436
	SSE PLC	801,800	15,174
	Power Assets Holdings Ltd.	1,313,000	11,596
	CK Infrastructure Holdings Ltd.	1,282,000	10,772
	Other securities		23,472

			106,169

Information	Taiwan Semiconductor Manufacturing Co., Ltd.	4,668,000	31,995
technology	Samsung Electronics Co., Ltd.	13,671	28,402
7.48%	Flex Ltd.[2]	703,000	11,466
	Other securities		31,277

			103,140

72	American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)

Health care	Novartis AG	341,145	$28,390
6.07%	Teva Pharmaceutical Industries Ltd. (ADR)	781,700	25,968
	Other securities		29,248

			83,606

Energy	Royal Dutch Shell PLC, Class A	1,753,707	46,482
4.64%	TOTAL SA	208,000	10,283
	Other securities		7,118

			63,883

Real estate	Cheung Kong Property Holdings Ltd.	3,833,348	30,024
4.41%	Sun Hung Kai Properties Ltd.	888,000	13,046
	Other securities		17,772

			60,842

Telecommunication	BT Group PLC	4,904,461	18,828
services	Nippon Telegraph and Telephone Corp.	332,800	15,712
2.75%	Other securities		3,327

			37,867

Materials	Rio Tinto PLC	274,325	11,583
2.69%	Fortescue Metals Group Ltd.	2,403,000	9,641
	Other securities		15,822

			37,046

Miscellaneous	Other common stocks in initial period of acquisition		38,208

2.77%	Total common stocks (cost: $1,081,498,000)		1,177,232

Bonds, notes & other debt instruments 2.96%		Principal amount (000)

Corporate bonds & notes 1.47%
Health care	Teva Pharmaceutical Finance Company BV 3.15%–4.10% 2026–2046	$2,775	2,604
0.54%	Other securities		4,823

			7,427

Materials	FMG Resources 9.75% 2022[3]	5,900	6,748

0.49%

Energy	Other securities		6,066

0.44%	Total corporate bonds & notes		20,241

Bonds & notes of governments & government agencies outside the U.S. 1.46%
	Other securities		20,189

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		419

0.03%	Total bonds, notes & other debt instruments (cost: $38,065,000)		40,849

American Funds Insurance Series	73

International Growth and Income Fund

Short-term securities 12.16%	Principal amount (000)	Value (000)

Chariot Funding, LLC 1.18% due 7/18/2017[3]	$15,000	$14,991
CPPIB Capital Inc. 1.14% due 7/18/2017[3]	32,200	32,182
Fairway Finance Corp. 1.24% due 9/13/2017[3]	15,000	14,960
Federal Home Loan Bank 1.00%–1.03% due 7/12/2017–8/23/2017	45,200	45,167
General Electric Co. 1.08% due 7/3/2017	15,600	15,599
Victory Receivables Corp. 1.06%–1.14% due 7/3/2017–7/11/2017[3]	30,000	29,990
Other securities		14,659

Total short-term securities (cost: $167,548,000)		167,548

Total investment securities 100.53% (cost: $1,287,111,000)		1,385,629
Other assets less liabilities (0.53)%		(7,261)

Net assets 100.00%		$1,378,368

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,“ was $65,021,000, which represented 4.72% of the net assets of the fund. This amount includes $4,659,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $103,694,000, which represented 7.52% of the net assets of the fund.

Key to Abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

74	American Funds Insurance Series

Capital Income Builder
Summary investment portfolio June 30, 2017	unaudited

Common stocks 72.88%		Shares	Value (000)

Financials	Sampo Oyj, Class A	217,380	$11,140
14.27%	Swedbank AB, Class A	211,087	5,144
	Lloyds Banking Group PLC	5,949,400	5,126
	Zurich Insurance Group AG	17,206	5,008
	Mercury General Corp.	88,510	4,780
	KBC Groep NV	57,447	4,357
	HSBC Holdings PLC (GBP denominated)	437,200	4,053
	ABN AMRO Group NV, depository receipts	141,555	3,753
	Other securities		28,217

			71,578

Consumer staples	Philip Morris International Inc.	190,235	22,342
12.66%	Coca-Cola Co.	250,145	11,219
	Altria Group, Inc.	149,110	11,104
	British American Tobacco PLC	93,200	6,353
	Imperial Brands PLC	123,800	5,561
	Diageo PLC	168,400	4,976
	Other securities		1,979

			63,534

Telecommunication	Vodafone Group PLC	3,422,700	9,707
services	Singapore Telecommunications Ltd.	2,861,700	8,086
7.90%	Verizon Communications Inc.	151,851	6,782
	HKT Trust and HKT Ltd., units	4,775,340	6,263
	Other securities		8,792

			39,630

Energy	Royal Dutch Shell PLC, Class B	279,360	7,504
7.40%	Royal Dutch Shell PLC, Class B (ADR)	8,500	463
	Royal Dutch Shell PLC, Class A	3,192	85
	Exxon Mobil Corp.	92,600	7,476
	Enbridge Inc. (CAD denominated)	174,970	6,970
	Helmerich & Payne, Inc.	96,200	5,227
	Inter Pipeline Ltd.	244,600	4,791
	Other securities		4,585

			37,101

Health care	AstraZeneca PLC	104,010	6,956
6.03%	AstraZeneca PLC (ADR)	114,800	3,914
	Pfizer Inc.	232,100	7,796
	Roche Holding AG, non-registered shares, nonvoting	26,075	6,640
	Other securities		4,933

			30,239

Information	Taiwan Semiconductor Manufacturing Co., Ltd.	1,003,000	6,875
technology	Microsoft Corp.	61,720	4,254
4.94%	Paychex, Inc.	67,410	3,838
	Other securities		9,790

			24,757

Real estate	Crown Castle International Corp. REIT	83,300	8,345
4.68%	Iron Mountain Inc. REIT	165,295	5,680
	Nexity SA, Class A, non-registered shares	89,436	5,197
	Other securities		4,262

			23,484

American Funds Insurance Series	75

Capital Income Builder

Common stocks (continued)		Shares	Value (000)

Industrials	Sydney Airport, units	963,757	$5,252
4.07%	Boeing Co.	20,200	3,994
	Airbus SE, non-registered shares	45,592	3,749
	Other securities		7,438

			20,433

Utilities	SSE PLC	309,313	5,854
3.97%	CMS Energy Corp.	79,100	3,658
	Other securities		10,410

			19,922

Consumer	Greene King PLC	549,600	4,821
discretionary	Las Vegas Sands Corp.	71,400	4,562
3.60%	Other securities		8,686

			18,069

Materials	Amcor Ltd.	294,697	3,672
1.23%	Other securities		2,506

			6,178

Miscellaneous	Other common stocks in initial period of acquisition		10,684

2.13%	Total common stocks (cost: $346,870,000)		365,609

Convertible stocks 1.22%

Real estate	American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	50,600	6,134

1.22%	Total convertible stocks (cost: $5,305,000)		6,134

Bonds, notes & other debt instruments 20.55%		Principal amount (000)

Mortgage-backed obligations 7.49%
Federal agency	Fannie Mae 4.00% 2036–2047[1]	$5,869	6,208
mortgage-backed	Fannie Mae 4.00% 2047[1]	3,830	4,029
obligations	Freddie Mac 4.00% 2047[1]	13,957	14,701
7.38%	Freddie Mac 4.50% 2047[1]	6,924	7,419
	Freddie Mac 2.50%–4.00% 2032–2047[1]	777	802
	Other securities		3,842

			37,001

Other	Other securities		553

0.11%	Total mortgage-backed obligations		37,554

U.S. Treasury bonds & notes 7.47%
U.S. Treasury	U.S. Treasury 8.00% 2021	5,500	6,932
6.85%	U.S. Treasury 8.125% 2021	8,200	10,267
	U.S. Treasury 1.875% 2022	3,900	3,905
	U.S. Treasury 2.00% 2025	9,400	9,242
	U.S. Treasury 2.00%–2.88% 2026–2045	4,100	4,018

			34,364

76	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.38%-0.63% 2025-2026[2]	$3,089	$3,096

inflation-protected	Total U.S. Treasury bonds & notes		37,460

securities
0.62%

Corporate bonds & notes 4.57%
Financials	Other securities		7,592

1.51%

Consumer staples	Altria Group, Inc. 9.25% 2019	200	230
0.40%	Other securities		1,767

			1,997

Telecommunication	Verizon Communications Inc. 4.50%-4.60% 2020-2021	600	643

services
0.13%

Other	Other securities		12,695

2.53%	Total corporate bonds & notes		22,927

Asset-backed obligations 1.02%
	Other securities		5,117

	Total bonds, notes & other debt instruments (cost: $103,148,000)		103,058

Short-term securities 5.06%

	Total short-term securities (cost: $25,392,000)		25,394

	Total investment securities 99.71% (cost: $480,715,000)		500,195
	Other assets less liabilities 0.29%		1,468

	Net assets 100.00%		$501,663

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,125,000, which represented .22% of the net assets of the fund. This amount includes $1,040,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities“ also includes securities (with an aggregate value of $484,000, which represented .10% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

American Funds Insurance Series	77

Capital Income Builder

Forward currency contracts

Contract amount
Purchases (000)	Sales (000)	Counterparty	Settlement date	Unrealized depreciation at 6/30/2017 (000)
USD257	NZD357	Bank of America, N.A.	7/21/2017	$(5)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See Notes to Financial Statements

78	American Funds Insurance Series

Asset Allocation Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 62.94%		Shares	Value (000)

Information	Microsoft Corp.	10,820,000	$745,823
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,550,000	543,628
18.29%	Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	58,945
	ASML Holding NV (New York registered)	2,502,100	326,049
	ASML Holding NV	50,859	6,628
	VeriSign, Inc.[1]	3,240,000	301,190
	Broadcom Ltd.	1,245,000	290,147
	Facebook, Inc., Class A1	1,722,000	259,987
	Intel Corp.	6,000,000	202,440
	Apple Inc.	1,132,850	163,153
	Western Digital Corp.	1,800,000	159,480
	AAC Technologies Holdings Inc.	12,661,500	158,280
	Alphabet Inc., Class C	168,985	153,562
	Intuit Inc.	1,133,200	150,500
	Symantec Corp.	5,000,000	141,250
	Texas Instruments Inc.	1,520,200	116,949
	Other securities		546,100

			4,324,111

Health care	UnitedHealth Group Inc.	2,431,000	450,756
8.52%	Johnson & Johnson	2,850,000	377,026
	Humana Inc.	1,310,000	315,212
	Express Scripts Holding Co.[1]	3,550,000	226,632
	Merck & Co., Inc.	2,170,300	139,095
	Other securities		503,990

			2,012,711

Consumer	Comcast Corp., Class A	12,246,000	476,614
discretionary	Newell Brands Inc.	5,600,000	300,272
7.96%	Home Depot, Inc.	1,600,000	245,440
	Amazon.com, Inc.[1]	210,225	203,498
	VF Corp.	2,730,000	157,248
	General Motors Co.	3,500,000	122,255
	Other securities		376,668

			1,881,995

Financials	JPMorgan Chase & Co.	4,400,000	402,160
7.68%	Chubb Ltd.	2,458,500	357,417
	First Republic Bank	2,480,000	248,248
	Citigroup Inc.	2,750,000	183,920
	Bank of America Corp.	7,000,000	169,820
	Other securities		454,362

			1,815,927

Consumer staples	Philip Morris International Inc.	4,794,000	563,055
5.18%	Associated British Foods PLC	4,600,000	175,904
	Nestlé SA	908,230	79,041
	Nestlé SA (ADR)	900,000	78,480
	Other securities		327,673

			1,224,153

Energy	Noble Energy, Inc.	9,000,000	254,700
4.48%	Weatherford International PLC[1]	48,600,000	188,082
	Chevron Corp.	1,279,750	133,516
	Other securities		483,206

			1,059,504

American Funds Insurance Series	79

Asset Allocation Fund

Common stocks (continued)		Shares	Value (000)

Industrials	Lockheed Martin Corp.	1,422,000	$394,761
3.53%	Boeing Co.	1,551,800	306,869
	Other securities		132,724

			834,354

Materials	E.I. du Pont de Nemours and Co.	4,405,000	355,528
3.39%	LyondellBasell Industries NV	2,200,000	185,658
	Other securities		261,012

			802,198

Real estate	Other securities		279,872

1.19%

Telecommunication	AT&T Inc.	3,700,800	139,631
services	Other securities		90,487

0.97%			230,118

Utilities	Other securities		76,630

0.33%

Miscellaneous	Other common stocks in initial period of acquisition		335,415

1.42%	Total common stocks (cost: $10,593,691,000)		14,876,988

Convertible stocks 0.04%

Industrials	Other securities		4,426

0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		5,350

0.02%	Total convertible stocks (cost: $19,828,000)		9,776

Bonds, notes & other debt instruments 29.13%		Principal amount (000)

U.S. Treasury bonds & notes 12.55%
U.S. Treasury	U.S. Treasury 1.50% 2019	$ 400,000	400,924
10.27%	U.S. Treasury 1.25% 2020[2]	328,117	326,102
	U.S. Treasury 1.625% 2020	125,000	125,156
	U.S. Treasury 2.875% 2046	147,158	148,198
	U.S. Treasury 3.00% 2047	112,750	116,484
	U.S. Treasury 0.63%-4.75% 2018-2046	1,312,407	1,312,155

			2,429,019

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	213,965	217,193
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	134,572	146,704
securities	U.S. Treasury Inflation-Protected Securities 0.13%-2.63% 2017-2046[3]	176,480	174,433

2.28%			538,330

	Total U.S. Treasury bonds & notes		2,967,349

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Corporate bonds & notes 9.69%
Energy	Other securities		$451,692

1.91%

Financials	ACE INA Holdings Inc. 2.30%-4.35% 2020-2045	$ 6,905	7,084
1.50%	JPMorgan Chase & Co. 2.55%-5.30% 2020-2049	13,252	13,467
	Other securities		334,443

			354,994

Health care	Johnson & Johnson 2.25%-3.75% 2022-2047	11,785	12,009
1.38%	UnitedHealth Group Inc. 3.35% 2022	4,355	4,549
	Other securities		310,806

			327,364

Consumer	Comcast Corp. 1.63%-5.88% 2018-2036	9,285	8,875
discretionary	Home Depot, Inc. 1.80%-4.25% 2020-2047	13,665	13,890
0.92%	Newell Rubbermaid Inc. 2.60%-5.50% 2019-2046	9,253	9,825
	Other securities		185,214

			217,804

Industrials	Lockheed Martin Corp. 2.50%-3.55% 2020-2026	15,050	15,474
0.48%	Other securities		96,927

			112,401

Consumer staples	Philip Morris International Inc. 1.88%-4.25% 2020-2044	13,445	13,608
0.47%	Other securities		96,430

			110,038

Information	Apple Inc. 2.50%-3.35% 2022-2027	3,695	3,739
technology	Broadcom Ltd. 2.38%-3.88% 2020-2027[4]	19,670	20,114
0.43%	Microsoft Corp. 2.40%-4.20% 2026-2037	10,150	10,692
	Other securities		67,529

			102,074

Other	Other securities		614,941

2.60%	Total corporate bonds & notes		2,291,308

Mortgage-backed obligations 5.68%
Federal agency	Fannie Mae 0%-7.50% 2021-2056[5,6,7]	582,350	606,624
mortgage-backed	Freddie Mac 1.69%-6.50% 2022-2050[5,6,7]	419,104	435,897
obligations	Other securities		223,537

5.36%			1,266,058

Other	Other securities		75,787

0.32%	Total mortgage-backed obligations		1,341,845

American Funds Insurance Series	81

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Federal agency bonds & notes 0.22%
Fannie Mae 1.88%-2.00% 2022-2026	$ 16,000	$15,378
Federal Home Loan Bank 0.875% 2018	17,140	17,071
Freddie Mac 0.75% 2018	18,768	18,702
Other securities		210

Total federal agency bonds & notes		51,361

Other 0.99%
Other securities		234,779

Total bonds, notes & other debt instruments (cost: $6,822,677,000)		6,886,642

Short-term securities 9.92%

Apple Inc. 0.91%-0.92% due 7/18/2017-7/25/2017[4]	100,000	99,935
Federal Home Loan Bank 0.64%-1.05% due 7/3/2017-10/10/2017	1,551,500	1,550,290
Johnson & Johnson 1.07%-1.12% due 8/31/2017-9/19/2017[4]	85,000	84,819
Jupiter Securitization Co., LLC 1.17% due 7/27/2017[4]	50,000	49,954
Microsoft Corp. 1.02% due 8/22/2017[4]	34,200	34,143
U.S. Treasury Bills 0.59%-0.91% due 7/6/2017-8/24/2017	368,700	368,423
Other securities		157,419

Total short-term securities (cost: $2,344,887,000)		2,344,983

Total investment securities 102.03% (cost: $19,781,083,000)		24,118,389
Other assets less liabilities (2.03)%		(479,072)

Net assets 100.00%		$23,639,317

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $38,105,000, which represented .16% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $57,784,000, which represented .24% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $27,635,000, an aggregate cost of $48,070,000, and which represented .12% of the net assets of the fund) were acquired from 3/10/2010 to 3/6/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 6/30/2017[9] (000)	Unrealized appreciation at 6/30/2017 (000)

10 Year U.S. Treasury Note Futures	Short	200	September 2017	$(20,000)	$(25,106)	$145
2 Year U.S. Treasury Note Futures	Short	883	October 2017	(176,600)	(190,825)	200

						$345

82	American Funds Insurance Series

Asset Allocation Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)

3-month USD-LIBOR	1.875%	3/20/2019	$2,320,000	$ (511)	$–	$ (511)
1.32625%	U.S. EFFR	4/5/2019	366,600	(396)	–	(396)
3-month USD-LIBOR	1.501%	6/8/2019	100,000	180	–	180
1.336%	U.S. EFFR	6/8/2019	100,000	(142)	–	(142)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(32)	–	(32)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,218)	–	(3,218)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,411)	–	(2,411)

					$–	$(6,530)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,892,000, which represented .03% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,152,860,000, which represented 4.88% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	83

Global Balanced Fund
Summary investment portfolio June 30, 2017	unaudited

Common stocks 62.81%		Shares	Value (000)

Information	Nintendo Co., Ltd.	19,800	$6,633
technology	Microsoft Corp.	76,100	5,246
12.53%	ASML Holding NV	35,689	4,651
	Taiwan Semiconductor Manufacturing Co., Ltd.	664,000	4,551
	Alphabet Inc., Class C1	2,155	1,958
	Keyence Corp.	4,400	1,930
	Broadcom Ltd.	7,850	1,830
	Amphenol Corp., Class A	24,000	1,772
	Symantec Corp.	62,565	1,768
	Samsung Electronics Co., Ltd.	830	1,724
	Other securities		4,231

			36,294

Consumer staples	British American Tobacco PLC	84,150	5,736
7.92%	Philip Morris International Inc.	30,200	3,547
	Nestlé SA	33,200	2,889
	Reynolds American Inc.	42,104	2,738
	Altria Group, Inc.	31,000	2,309
	Other securities		5,708

			22,927

Industrials	Boeing Co.	18,500	3,658
7.40%	Flughafen Zürich AG	12,235	3,004
	ASSA ABLOY AB, Class B	118,000	2,593
	BAE Systems PLC	280,000	2,310
	AB Volvo, Class B	102,000	1,739
	Edenred SA	65,000	1,695
	General Electric Co.	54,000	1,459
	Other securities		4,988

			21,446

Financials	JPMorgan Chase & Co.	42,700	3,903
6.64%	HSBC Holdings PLC (GBP denominated)	303,468	2,813
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,241
	HDFC Bank Ltd. (ADR)	21,605	1,879
	AIA Group Ltd.	250,000	1,827
	BlackRock, Inc.	4,000	1,689
	Other securities		4,886

			19,238

Health care	Humana Inc.	20,830	5,012
5.74%	Merck & Co., Inc.	58,120	3,725
	Mettler-Toledo International Inc.[1]	3,500	2,060
	Fisher & Paykel Healthcare Corp. Ltd.	204,000	1,712
	Other securities		4,103

			16,612

Consumer	Amazon.com, Inc.[1]	3,600	3,485
discretionary	Home Depot, Inc.	22,030	3,380
4.76%	Peugeot SA	119,000	2,374
	Nokian Renkaat Oyj	50,634	2,096
	Other securities		2,439

			13,774

84	American Funds Insurance Series

Global Balanced Fund

Common stocks		Shares	Value (000)

Materials	E.I. du Pont de Nemours and Co.	37,500	$3,027
4.75%	Other securities		10,721

			13,748

Energy	Royal Dutch Shell PLC, Class B	100,000	2,686
4.37%	ConocoPhillips	49,506	2,176
	Enbridge Inc. (CAD denominated)	50,594	2,016
	LUKOIL Oil Co. PJSC (ADR)	39,800	1,938
	Other securities		3,832

			12,648

Utilities	Dominion Energy, Inc.	28,500	2,184
2.17%	Enel Américas SA (ADR)	197,000	1,857
	Other securities		2,237

			6,278

Real estate	Equinix, Inc. REIT	4,240	1,820
1.18%	Other securities		1,610

			3,430

Telecommunication	Other securities		1,804

services 0.62%

Miscellaneous	Other common stocks in initial period of acquisition		13,687

4.73%	Total common stocks (cost: $142,482,000)		181,886

Bonds, notes & other debt instruments 31.18%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 14.54%
	Japan 0.10%-2.30% 2018-2044[2]	¥809,803	7,805
	Poland (Republic of) 3.25%-5.75% 2017-2025	PLN13,590	3,979
	Russian Federation 7.00% 2023	RUB135,000	2,209
	United Mexican States 4.00%-10.00% 2017-2040[2]	MXN53,729	3,089
	United Mexican States 4.60%-4.75% 2044-2046	$ 350	347
	Other securities		24,667

			42,096

U.S. Treasury bonds & notes 8.53%
U.S. Treasury	U.S. Treasury 0.75%-3.13% 2017-2046	17,763	17,681

6.10%

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–20442	6,983	7,032

inflation-protected	Total U.S. Treasury bonds & notes		24,713

securities
2.43%

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds & notes 6.86%
Financials	HSBC Holdings PLC 3.375% 2024	€ 100	$120
1.70%	HSBC Holdings PLC 3.90%-4.30% 2026	$ 400	420
	JPMorgan Chase & Co. 2.55%-6.75% 2021-2049	389	407
	Other securities		3,987

			4,934

Health care	Humana Inc. 3.15% 2022	100	102
0.71%	Other securities		1,945

			2,047

Consumer staples	Philip Morris International Inc. 2.00%-4.25% 2020-2044	195	198
0.44%	Reynolds American Inc. 4.00%-5.85% 2022-2045	145	160
	Other securities		900

			1,258

Information	Microsoft Corp. 2.40%-3.30% 2026-2027	640	651
technology	Other securities		338

0.34%			989

Industrials	General Electric Capital Corp. 3.15% 2022	50	52
0.25%	Other securities		671

			723

Other	Other securities		9,903

3.42%	Total corporate bonds & notes		19,854

Mortgage-backed obligations 1.18%
Other	Other securities		3,413

1.18%	Total mortgage-backed obligations		3,413

Asset-backed obligations 0.07%
	Other securities		200

	Total bonds, notes & other debt instruments (cost: $90,647,000)		90,276

Short-term securities 5.18%

	British Columbia (Province of) 0.92% due 7/17/2017	3,000	2,998
	CPPIB Capital Inc. 1.16% due 7/18/2017[3]	3,000	2,998
	General Electric Co. 1.08% due 7/3/2017	3,400	3,400
	Gotham Funding Corp. 1.20% due 7/14/2017[3]	2,000	1,999
	U.S. Treasury Bills 0.63% due 7/6/2017	1,500	1,500
	Victory Receivables Corp. 1.20% due 7/17/2017[3]	2,100	2,099

	Total short-term securities (cost: $14,995,000)		14,994

	Total investment securities 99.17% (cost: $248,124,000)		287,156
	Other assets less liabilities 0.83%		2,396

	Net assets 100.00%		$289,552

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

86	American Funds Insurance Series

Global Balanced Fund

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,240,000, which represented .77% of the net assets of the fund. This amount includes $1,468,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)

USD1,114	JPY125,000	JPMorgan Chase	7/7/2017	$ 2
USD310	PLN1,158	JPMorgan Chase	7/7/2017	(2)
SEK7,759	USD895	Citibank	7/10/2017	26
NOK6,100	USD721	Bank of America, N.A.	7/10/2017	9
USD561	INR36,300	JPMorgan Chase	7/10/2017	1
USD387	INR25,000	JPMorgan Chase	7/10/2017	– [4]
GBP276	AUD475	UBS AG	7/10/2017	(5)
USD770	MXN14,100	Bank of America, N.A.	7/10/2017	(6)
GBP255	USD330	JPMorgan Chase	7/11/2017	2
USD294	THB10,000	Bank of America, N.A.	7/11/2017	(1)
USD170	ILS600	JPMorgan Chase	7/11/2017	(3)
JPY33,581	USD307	JPMorgan Chase	7/11/2017	(8)
SEK1,625	USD187	Barclays Bank PLC	7/12/2017	6
NOK2,443	USD288	Barclays Bank PLC	7/12/2017	5
EUR335	GBP290	HSBC Bank	7/12/2017	4
EUR344	GBP300	Goldman Sachs	7/13/2017	3
USD326	MXN6,000	Bank of America, N.A.	7/14/2017	(3)
JPY43,839	USD399	Bank of America, N.A.	7/18/2017	(9)
EUR361	USD403	Citibank	7/19/2017	10
USD739	AUD970	Citibank	7/19/2017	(6)
JPY72,628	USD665	JPMorgan Chase	7/19/2017	(19)
EUR719	USD803	UBS AG	7/20/2017	19
JPY31,929	USD288	Citibank	7/20/2017	(4)
USD2,206	GBP1,700	Barclays Bank PLC	7/20/2017	(10)
EUR982	USD1,094	Bank of America, N.A.	7/24/2017	29
EUR645	USD724	Citibank	7/24/2017	13
EUR266	USD297	Goldman Sachs	7/24/2017	8
EUR134	USD150	JPMorgan Chase	7/24/2017	4
USD220	ZAR2,900	UBS AG	7/24/2017	– [4]
USD267	ZAR3,500	JPMorgan Chase	7/24/2017	– [4]
USD648	MYR2,800	JPMorgan Chase	7/24/2017	(3)
JPY21,085	AUD250	UBS AG	7/24/2017	(4)
JPY22,275	USD200	Goldman Sachs	7/27/2017	(2)
USD207	AUD275	Bank of America, N.A.	7/27/2017	(4)
JPY40,289	USD362	Bank of America, N.A.	7/27/2017	(4)
USD358	AUD475	Bank of America, N.A.	7/27/2017	(7)
EUR357	USD400	Citibank	7/28/2017	8
USD298	MXN5,430	JPMorgan Chase	7/28/2017	1
JPY57,092	USD512	UBS AG	8/4/2017	(4)
USD256	JPY28,000	Bank of New York Mellon	8/9/2017	7
SEK1,270	USD147	Bank of America, N.A.	8/9/2017	4
USD614	CAD800	Goldman Sachs	8/10/2017	(4)
JPY22,250	USD202	HSBC Bank	8/14/2017	(4)
SEK1,613	USD186	UBS AG	8/21/2017	6
JPY23,305	USD211	HSBC Bank	8/21/2017	(3)
JPY36,271	USD327	HSBC Bank	8/23/2017	(4)

				$ 48

American Funds Insurance Series	87

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $12,075,000, which represented 4.17% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SEK = Swedish kronor

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

88	American Funds Insurance Series

Bond Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 96.74%		Principal amount (000)	Value (000)

Corporate bonds & notes 36.14%
Financials	Bank of America Corp. 3.124% 2023	$ 42,500	$43,007
8.57%	Capital One Financial Corp. 2.50% 2020	48,000	48,237
	Citigroup Inc. 2.15%-3.89% 2018-2028	77,415	77,721
	Intesa Sanpaolo SpA 5.017% 2024[1]	51,415	52,223
	Morgan Stanley 2.50% 2021	44,400	44,386
	US Bancorp. 2.00%-3.15% 2020-2027	3,800	3,814
	Other securities		630,256

			899,644

Energy	Other securities		657,739

6.26%

Health care	Other securities		520,526

4.96%

Utilities	Other securities		444,402

4.23%

Consumer	Other securities		383,633

discretionary
3.65%

Consumer staples	Other securities		284,721

2.71%

Telecommunication	Other securities		172,408

services 1.64%

Real estate	Other securities		131,668

1.25%

Industrials	Other securities		121,291

1.15%

Information	Apple Inc. 1.55%-3.35% 2021-2027	16,442	16,225
technology	Other securities		94,798

1.06%			111,023

Materials	Other securities		69,005

0.66%	Total corporate bonds & notes		3,796,060

Mortgage-backed obligations 27.23%
Federal agency	Fannie Mae 3.00% 2046[2]	77,742	77,700
mortgage-backed	Fannie Mae 4.00% 2046[2]	51,064	53,719
obligations	Fannie Mae 3.00% 2047[2,3]	43,330	43,198
26.58%	Fannie Mae 3.50% 2047[2,3]	46,740	47,995
	Fannie Mae 4.00% 2047[2,3]	385,400	404,391
	Fannie Mae 4.00% 2047[2,3]	120,500	126,657
	Fannie Mae 4.50% 2047[2,3]	190,000	203,790

American Funds Insurance Series	89

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency	Fannie Mae 2.77%-9.31% 2023-2047[2,3,4]	$ 124,544	$131,829
mortgage-backed	Freddie Mac 3.00% 2035[2]	54,447	55,516
obligations	Freddie Mac 3.50% 2045[2]	42,618	44,145
(continued)	Freddie Mac 3.50% 2046[2]	106,869	109,878
	Freddie Mac 3.00% 2047[2,3]	131,109	130,812
	Freddie Mac 3.50% 2047[2,3]	255,000	261,465
	Freddie Mac 3.50% 2047[2,3]	50,000	51,355
	Freddie Mac 4.00% 2047[2,3]	301,000	315,956
	Freddie Mac 4.00% 2047[2,3]	50,000	52,580
	Freddie Mac 0%-5.50% 2021-2047[2,3]	109,965	115,144
	Government National Mortgage Assn. 4.00% 2047[2,3]	315,681	332,180
	Government National Mortgage Assn. 4.00% 2047[2,3]	55,919	58,759
	Government National Mortgage Assn. 4.50% 2047[2]	50,760	54,049
	Government National Mortgage Assn. 4.50% 2040-2047[2]	113,500	120,753

			2,791,871

Other	Other securities		68,205

0.65%	Total mortgage-backed obligations		2,860,076

U.S. Treasury bonds & notes 21.22%
U.S. Treasury	U.S. Treasury 8.75% 2020	40,000	48,706
18.45%	U.S. Treasury 1.375% 2021[5]	70,000	69,037
	U.S. Treasury 2.00% 2022	222,750	223,262
	U.S. Treasury 2.125% 2022	150,000	151,647
	U.S. Treasury 2.25% 2023	115,000	116,145
	U.S. Treasury 2.125% 2024	260,000	260,325
	U.S. Treasury 2.25% 2024	80,000	80,759
	U.S. Treasury 2.25% 2027	226,075	225,094
	U.S. Treasury 2.375% 2027	281,212	283,102
	U.S. Treasury 3.00% 2047	196,713	203,228
	U.S. Treasury 3.00% 2047	106,625	110,215
	U.S. Treasury 0.75%-6.13% 2019-2046	159,234	166,226

			1,937,746

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	52,608	52,271
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	79,415	78,066
securities	U.S. Treasury Inflation-Protected Security 0.875% 2047[6]	90,148	87,605
2.77%	U.S. Treasury Inflation-Protected Securities 1.00%-2.00% 2026-2046[6]	68,221	72,769

			290,711

	Total U.S. Treasury bonds & notes		2,228,457

Bonds & notes of governments & government agencies outside the U.S. 6.66%
	Japan, Series 19, 0.10% 2024[6]	¥ 5,339,655	49,482
	Japan, Series 20, 0.10% 2025[6]	11,261,250	104,458
	Portuguese Republic 5.125% 2024	$ 94,400	96,524
	Portuguese Republic 2.20%-4.13% 2022-2027	€ 40,000	48,860
	United Mexican States, Series M, 6.50% 2021	MXN3,132,700	172,114
	United Mexican States 3.60%-6.05% 2025-2047	$ 25,020	26,130
	United Mexican States 4.00%-5.75% 2026-2046[6]	MXN671,343	35,797
	Other securities		165,840

			699,205

Asset-backed obligations 3.59%
	Other securities		376,981

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Municipals 1.78%
Illinois 1.14%	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$ 16,830	$16,913
	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[2]	81,515	76,389
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	414
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	984
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	710
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	1,991
	G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,339
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
	G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	14,156
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	258
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,000	2,037
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	2,986
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	750	751
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	400	414
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	375	387

			120,073

Other 0.64%	Other securities		66,721

	Total municipals		186,794

Federal agency bonds & notes 0.12%
	Fannie Mae 2.125% 2026	12,410	12,135

	Total bonds, notes & other debt instruments (cost: $10,083,200,000)		10,159,708

Common stocks 0.02%		Shares

Other	Other securities		1,095

0.01%

Miscellaneous	Other common stocks in initial period of acquisition		1,049

0.01%	Total common stocks (cost: $1,644,000)		2,144

Rights & warrants 0.00%

Utilities	Other securities		71

0.00%	Total rights & warrants (cost: $100,000)		71

Short-term securities 22.07%		Principal amount (000)

	Apple Inc. 1.10%-1.18% due 8/7/2017-10/2/2017[1]	$ 105,000	104,788
	Citibank, N.A. 1.29% due 9/29/2017	100,000	100,002
	Federal Home Loan Bank 0.64%-1.05% due 7/5/2017-9/26/2017	1,178,600	1,177,176
	Freddie Mac 0.83% due 8/7/2017	50,000	49,959
	General Electric Co. 1.08% due 7/3/2017	43,500	43,496
	Johnson & Johnson 1.07% due 8/31/2017[1]	94,300	94,120
	National Rural Utilities Cooperative Finance Corp. 1.15% due 8/2/2017	59,200	59,136

American Funds Insurance Series	91

Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)

U.S. Bank, N.A. 1.21% due 10/24/2017-10/25/2017	$175,000	$175,016
U.S. Treasury Bills 0.59%-1.07% due 7/13/2017-12/21/2017	447,000	445,424
Other securities		68,845

Total short-term securities (cost: $2,317,806,000)		2,317,962

Total investment securities 118.83% (cost: $12,402,750,000)		12,479,885
Other assets less liabilities (18.83)%		(1,977,186)

Net assets 100.00%		$10,502,699

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,623,000, which represented .02% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $26,163,000, which represented .25% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2017[8] (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
10 Year Euro-Bund Futures	Short	120	September 2017	$ (12,000)	$ (22,186)	$ 345
10 Year U.S. Treasury Note Futures	Long	2,174	September 2017	217,400	272,905	(1,303)
10 Year Ultra U.S. Treasury Note Futures	Short	45	September 2017	(4,500)	(6,066)	19
30 Year Ultra U.S. Treasury Bond Futures	Short	51	September 2017	(5,100)	(8,460)	28
5 Year U.S. Treasury Note Futures	Long	4,995	October 2017	499,500	588,591	(3,244)
2 Year U.S. Treasury Note Futures	Short	3,200	October 2017	(640,000)	(691,550)	547

						$(3,608)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)			at 6/30/2017 (000)

USD66,550	MXN1,220,000	Bank of America, N.A.	7/10/2017	$ (561)
USD65,409	MXN1,200,000	JPMorgan Chase	7/10/2017	(602)
USD65,343	MXN1,200,000	JPMorgan Chase	7/11/2017	(656)
USD31,168	JPY3,430,000	UBS AG	7/12/2017	656
USD13,134	JPY1,445,000	Bank of America, N.A.	7/12/2017	280
USD54,738	EUR48,800	Citibank	7/17/2017	(1,051)
USD65,574	JPY7,300,000	HSBC Bank	7/24/2017	599
USD44,244	JPY4,925,000	JPMorgan Chase	7/24/2017	408
USD13,837	MXN252,000	Barclays Bank PLC	7/24/2017	9
USD18,708	EUR16,750	Citibank	7/28/2017	(453)
USD56,861	AUD75,000	JPMorgan Chase	8/4/2017	(756)
USD5,364	EUR4,750	JPMorgan Chase	9/7/2017	(81)

92	American Funds Insurance Series

Bond Fund

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)			at 6/30/2017 (000)

USD9,606	EUR8,500	JPMorgan Chase	9/7/2017	$(138)
USD9,708	EUR8,600	JPMorgan Chase	9/7/2017	(151)

				$(2,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
1.35375%	U.S. EFFR	4/27/2019	$37,000	$(28)	$–	$(28)
1.669%	3-month USD-LIBOR	10/28/2019	112,000	46	–	46
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(2)	–	(2)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(258)	–	(258)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	(30)	–	(30)
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	(859)	–	(859)
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(411)	–	(411)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(2,354)	–	(2,354)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(61)	–	(61)
3-month USD-LIBOR	2.54%	10/3/2024	400	(11)	–	(11)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(841)	–	(841)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(4)	–	(4)
3-month USD-LIBOR	2.326%	10/22/2024	800	(11)	–	(11)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(19)	–	(19)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(59)	–	(59)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(522)	–	(522)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(17)	–	(17)
3-month USD-LIBOR	2.353%	12/8/2024	700	(11)	–	(11)
3-month USD-LIBOR	2.2845%	12/12/2024	330	(3)	–	(3)
3-month USD-LIBOR	1.8185%	1/20/2025	900	21	–	21
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	22	–	22
3-month USD-LIBOR	2.192%	3/18/2025	1,850	(6)	–	(6)
3-month USD-LIBOR	2.0475%	3/23/2025	450	3	–	3
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	(18)	–	(18)
3-month USD-LIBOR	2.339%	5/13/2025	375	(5)	–	(5)
3-month USD-LIBOR	2.351%	5/15/2025	590	(8)	–	(8)
3-month USD-LIBOR	2.287%	5/20/2025	500	(5)	–	(5)
3-month USD-LIBOR	2.227%	5/28/2025	260	(1)	–	(1)
3-month USD-LIBOR	2.2125%	5/29/2025	465	(2)	–	(2)
3-month USD-LIBOR	2.451%	6/5/2025	650	(14)	–	(14)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(56)	–	(56)
3-month USD-LIBOR	2.455%	6/24/2025	235	(5)	–	(5)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(39)	–	(39)
3-month USD-LIBOR	2.397%	7/13/2025	900	(15)	–	(15)
3-month USD-LIBOR	2.535%	7/15/2025	800	(22)	–	(22)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(28)	–	(28)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	(11)	–	(11)
3-month USD-LIBOR	2.331%	7/30/2025	435	(5)	–	(5)
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	(14)	–	(14)
3-month USD-LIBOR	2.228%	9/4/2025	12,000	(46)	–	(46)
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(290)	–	(290)

American Funds Insurance Series	93

Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
3-month USD-LIBOR	1.6705%	3/4/2026	$248,000	$10,597	$–	$10,597
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,107	–	1,107
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	51	–	51
3-month USD-LIBOR	1.595%	5/12/2026	8,500	430	–	430
3-month USD-LIBOR	1.592%	5/12/2026	4,000	203	–	203
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	203	–	203
2.913%	3-month USD-LIBOR	11/24/2034	10,000	655	–	655
2.844%	3-month USD-LIBOR	6/11/2035	3,250	181	–	181
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	180	–	180
2.773%	3-month USD-LIBOR	7/13/2035	500	23	–	23
2.589%	3-month USD-LIBOR	9/4/2035	3,100	53	–	53
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(108)	–	(108)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(101)	–	(101)
3-month USD-LIBOR	2.6695%	12/19/2044	200	(6)	–	(6)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(15)	–	(15)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(59)	–	(59)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(72)	–	(72)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,173	–	1,173
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(884)	–	(884)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	212	–	212

					$–	$ 7,824

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,375,344,000, which represented 13.10% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $28,506,000, which represented .27% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD = Australian dollars

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

USD/$ = U.S. dollars

TBA = To-be-announced

See Notes to Financial Statements

94	American Funds Insurance Series

Global Bond Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 87.58%		Principal amount (000)	Value (000)

Euros	Belgium (Kingdom of), Series 77, 1.00% 2026	€ 12,900	$15,210
12.89%	French Republic O.A.T. 1.85% 2027[1]	8,756	12,413
	Germany (Federal Republic of) 0.10% 2026[1]	18,150	22,325
	Germany (Federal Republic of) 0.50% 2026	13,000	15,087
	Germany (Federal Republic of) 2.50% 2046	24,695	36,813
	Germany (Federal Republic of) 0.10%-6.25% 2023-2040[1]	3,423	5,560
	Hungary 3.88%-6.00% 2019-2020	2,200	2,753
	Italy (Republic of) 1.45% 2022	10,575	12,359
	Portuguese Government 2.875% 2026	4,200	4,832
	Portuguese Republic 2.20% 2022	10,300	12,305
	Portuguese Republic 4.125% 2027	32,040	39,996
	Spain (Kingdom of) 1.30% 2026	13,400	15,174
	Other securities		114,201

			309,028

Japanese yen	Japan, Series 326, 0.70% 2022	¥1,935,000	17,908
9.13%	Japan, Series 18, 0.10% 2024[1]	4,704,210	43,384
	Japan, Series 19, 0.10% 2024[1]	2,672,325	24,764
	Japan, Series 344, 0.10% 2026	1,355,000	12,095
	Japan, Series 116, 2.20% 2030	1,735,000	19,271
	Japan, Series 145, 1.70% 2033	2,005,000	21,481
	Japan, Series 42, 1.70% 2044	2,045,000	22,240
	Japan 0.10%-2.30% 2022-2035[1]	6,040,270	57,615

			218,758

Polish zloty	Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	14,873
4.50%	Poland (Republic of), Series 0420, 1.50% 2020	124,425	33,073
	Poland (Republic of), Series 1021, 5.75% 2021	50,980	15,611
	Poland (Republic of), Series 0922, 5.75% 2022	46,600	14,430
	Poland (Republic of) 2.00%-5.25% 2020-2025	106,690	29,851

			107,838

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN793,300	43,585
3.43%	United Mexican States, Series M20, 10.00% 2024	209,500	13,764
	United Mexican States 4.00%-10.00% 2017-2042[1]	435,052	24,797

			82,146

Indian rupees	India (Republic of) 7.80% 2021	INR1,087,600	17,504
2.44%	India (Republic of) 8.83% 2023	1,284,200	21,947
	India (Republic of) 6.97%-7.88% 2023-2030	1,173,470	18,929

			58,380

Malaysian	Malaysia (Federation of) 3.58%-4.50% 2018-2030	MYR216,165	50,426

ringgits 2.10%

British pounds	United Kingdom 3.25% 2044	£ 9,000	14,977
1.76%	United Kingdom 1.50%-3.50% 2023-2045	16,630	24,011
	Other securities		3,150

			42,138

Norwegian kroner	Norway (Kingdom of) 3.75% 2021	NKr305,750	40,554

1.69%

American Funds Insurance Series	95

Global Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Australian dollars	Australia (Commonwealth of), Series 124, 5.75% 2021	A$27,800	$24,290
1.69%	Australia (Commonwealth of), Series 128, 5.75% 2022	13,650	12,267
	Australia (Commonwealth of), Series 138, 3.25% 2029	4,250	3,433
	Other securities		388

			40,378

Colombian pesos	Colombia (Republic of), Series B, 7.00% 2022	COP35,100,000	12,099
1.22%	Colombia (Republic of), Series B, 7.50% 2026	41,451,000	14,599
	Colombia (Republic of), Series B, 6.00% 2028	8,306,600	2,612

			29,310

Danish kroner	Other securities		25,593

1.07%

Turkish lira	Turkey (Republic of) 9.20% 2021	TRY47,700	12,995
1.02%	Turkey (Republic of) 10.50%-11.00% 2020-2022	39,700	11,436

			24,431

Israeli shekels	Israel (State of) 5.50% 2042	ILS29,300	11,699
0.82%	Other securities		8,055

			19,754

Chilean pesos	Chile (Banco Central de) 4.50% 2021	CLP12,705,000	19,736

0.82%

Canadian dollars	Canada 2.25% 2025	C$18,050	14,534

0.61%

Hungarian forints	Hungary 2.00%-6.50% 2019-2025	HUF3,145,600	12,713

0.53%

U.S. dollars	Hungary 4.00%-6.25% 2019-2024	$ 8,070	8,684
40.21%	Turkey (Republic of) 6.25%-6.75% 2022-2040	2,090	2,282
	U.S. Treasury 1.125% 2021[2]	43,160	42,282
	U.S. Treasury 2.25% 2025	15,750	15,757
	U.S. Treasury 2.00% 2026	55,335	53,973
	U.S. Treasury 2.25% 2046	13,950	12,302
	U.S. Treasury 2.875% 2046	15,925	16,038
	U.S. Treasury 3.00% 2047	16,225	16,771
	U.S. Treasury 1.13%-3.00% 2019-2045	74,590	74,673
	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	40,717	40,538
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	32,720	33,214
	U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	24,353	24,371
	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2024-2045[1]	46,201	46,484
	United Mexican States 4.75% 2044	3,200	3,211
	Other securities		573,204

			963,784

Other	Other securities		39,430

1.65%	Total bonds, notes & other debt instruments (cost: $2,077,893,000)		2,098,931

96	American Funds Insurance Series

Global Bond Fund

Convertible stocks 0.04%		Shares	Value (000)

U.S. dollars	Other securities		$143

0.00%

Miscellaneous	Other convertible stocks in initial period of acquisition		909

0.04%	Total convertible stocks (cost: $1,202,000)		1,052

Common stocks 0.04%

U.S. dollars	Other securities		1,000

0.04%	Total common stocks (cost: $3,941,000)		1,000

Short-term securities 12.92%		Principal amount (000)

	CPPIB Capital Inc. 1.16% due 7/18/2017[3]	$ 20,000	19,989
	Federal Home Loan Bank 1.02%-1.08% due 8/23/2017-10/16/2017	40,000	39,922
	Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	136,144
	John Deere Financial Inc. 1.05% due 7/6/2017[3]	$ 25,000	24,995
	Liberty Street Funding Corp. 1.28% due 9/18/2017[3]	15,000	14,958
	Mizuho Bank, Ltd. 1.19% due 7/27/2017[3]	20,000	19,982
	Unilever Capital Corp. 1.10% due 7/24/2017[3]	29,800	29,778
	Other securities		23,940

	Total short-term securities (cost: $309,095,000)		309,708

	Total investment securities 100.58% (cost: $2,392,131,000)		2,410,691
	Other assets less liabilities (0.58)%		(14,015)

	Net assets 100.00%		$2,396,676

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,143,000, which represented .09% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $7,941,000, which represented .33% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,289,000, an aggregate cost of $5,384,000, and which represented .18% of the net assets of the fund) were acquired from 3/10/2010 to 3/6/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[4] (000)	Value at 6/30/2017[5] (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	89	September 2017	$8,900	$11,998	$(32)
30 Year Ultra U.S. Treasury Bond Futures	Long	85	September 2017	8,500	14,099	192
10 Year U.S. Treasury Note Futures	Long	82	September 2017	8,200	10,294	(25)
5 Year U.S. Treasury Note Futures	Long	549	October 2017	54,900	64,692	(143)
90 Day Euro Dollar Futures	Short	220	March 2018	(55,000)	(54,142)	24

						$16

American Funds Insurance Series	97

Global Bond Fund

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)

USD4,775	PLN17,827	JPMorgan Chase	7/7/2017	$ (36)
SEK123,798	USD14,284	Citibank	7/10/2017	419
NOK93,000	USD10,999	Bank of America, N.A.	7/10/2017	143
USD16,422	MYR70,000	JPMorgan Chase	7/10/2017	123
USD20,237	INR1,308,300	JPMorgan Chase	7/10/2017	24
USD7,734	INR500,000	JPMorgan Chase	7/10/2017	9
USD12,581	MXN230,400	Bank of America, N.A.	7/10/2017	(93)
GBP5,907	AUD10,150	UBS AG	7/10/2017	(104)
USD15,633	MXN286,625	Goldman Sachs	7/10/2017	(134)
USD15,606	MXN286,625	Bank of America, N.A.	7/10/2017	(161)
JPY935,361	USD8,575	HSBC Bank	7/10/2017	(255)
EUR15,020	PLN63,358	UBS AG	7/11/2017	69
USD4,069	THB138,500	Bank of America, N.A.	7/11/2017	(8)
USD4,229	AUD5,600	JPMorgan Chase	7/11/2017	(74)
JPY391,780	USD3,584	JPMorgan Chase	7/11/2017	(99)
USD9,013	ILS31,900	JPMorgan Chase	7/11/2017	(136)
EUR17,250	USD18,995	UBS AG	7/12/2017	720
SEK60,114	USD6,908	Barclays Bank PLC	7/12/2017	232
EUR19,534	PLN82,342	HSBC Bank	7/12/2017	106
NOK46,831	USD5,513	Barclays Bank PLC	7/12/2017	97
EUR5,840	GBP5,090	Goldman Sachs	7/13/2017	42
USD2,024	BRL6,700	Citibank	7/14/2017	8
USD4,732	MXN87,000	Bank of America, N.A.	7/14/2017	(51)
USD6,220	MXN116,370	HSBC Bank	7/14/2017	(177)
USD4,823	INR310,000	JPMorgan Chase	7/17/2017	39
USD5,125	AUD6,800	Bank of America, N.A.	7/17/2017	(101)
JPY3,321,365	USD30,215	JPMorgan Chase	7/18/2017	(661)
JPY3,567,358	USD32,460	Bank of America, N.A.	7/18/2017	(717)
EUR5,283	USD5,900	Citibank	7/19/2017	141
JPY414,706	USD3,801	HSBC Bank	7/19/2017	(110)
USD12,768	AUD16,760	Citibank	7/19/2017	(111)
JPY726,285	USD6,655	JPMorgan Chase	7/19/2017	(193)
EUR5,244	USD5,857	UBS AG	7/20/2017	139
USD3,045	BRL10,100	HSBC Bank	7/20/2017	10
JPY351,002	USD3,164	Citibank	7/20/2017	(40)
GBP5,633	USD7,117	JPMorgan Chase	7/24/2017	226
EUR5,084	USD5,666	Goldman Sachs	7/24/2017	149
EUR18,255	NOK174,000	UBS AG	7/24/2017	25
USD6,827	ZAR89,650	JPMorgan Chase	7/24/2017	4
USD2,980	ZAR39,200	UBS AG	7/24/2017	(3)
EUR4,253	GBP3,750	HSBC Bank	7/24/2017	(24)
USD13,597	MYR58,750	JPMorgan Chase	7/24/2017	(74)
USD6,037	ILS21,303	Bank of America, N.A.	7/24/2017	(76)
USD7,728	AUD10,200	UBS AG	7/24/2017	(109)
JPY1,976,140	USD17,751	HSBC Bank	7/24/2017	(162)
EUR6,645	USD7,490	Bank of America, N.A.	7/25/2017	111
GBP5,792	EUR6,700	JPMorgan Chase	7/25/2017	(112)
JPY445,496	USD4,000	Goldman Sachs	7/27/2017	(34)
JPY835,989	USD7,521	Bank of America, N.A.	7/27/2017	(79)
USD5,808	AUD7,700	Bank of America, N.A.	7/27/2017	(108)
USD7,542	AUD10,000	Bank of America, N.A.	7/27/2017	(141)
JPY1,698,519	USD15,271	Citibank	7/27/2017	(151)
EUR5,439	USD6,100	Citibank	7/28/2017	122
SEK172,682	USD20,325	Goldman Sachs	8/3/2017	214
EUR14,702	USD16,481	JPMorgan Chase	8/4/2017	343
GBP25,426	EUR28,875	Bank of America, N.A.	8/4/2017	112
JPY1,655,674	USD14,857	UBS AG	8/4/2017	(113)

98	American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2017 (000)
NOK31,682	DKK24,600	Citibank	8/9/2017	$11
JPY392,473	USD3,596	Citibank	8/9/2017	(101)
NOK70,523	CHF8,000	Bank of America, N.A.	8/10/2017	89
USD5,959	NZD8,200	Citibank	8/10/2017	(45)
USD9,203	CAD12,000	Goldman Sachs	8/10/2017	(57)
JPY1,310,000	USD11,894	HSBC Bank	8/14/2017	(224)
USD11,444	CNH80,000	Citibank	8/14/2017	(314)
SEK30,059	USD3,464	Barclays Bank PLC	8/17/2017	114
JPY846,335	USD7,628	HSBC Bank	8/23/2017	(85)
USD138,524	JPY15,300,000	Citibank	5/21/2018	255

				$(1,177)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
U.S. EFFR	1.299%	1/31/2018	$450,000	$(14)	$–	$(14)
1.707%	3-month USD-LIBOR	3/16/2019	12,000	29	–	29
1.6505%	3-month USD-LIBOR	3/21/2019	85,000	122	–	123
1.36%	6-month NOK-NIBOR	12/19/2019	NKr250,000	128	–	128
1.572%	3-month USD-LIBOR	9/16/2020	$ 10,000	(60)	–	(60)
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(16)	–	(16)
6.73%	28-day MXN-TIIE	6/20/2022	340,000	(56)	–	(56)
6-month HUF-BUBOR	2.58%	3/31/2027	HUF2,540,000	(276)	–	(276)
3-month USD-LIBOR	2.52611%	11/24/2045	$ 17,400	6	–	6
3-month USD-LIBOR	2.535%	11/24/2045	1,100	(2)	–	(2)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(60)	–	(60)
3-month USD-LIBOR	2.354%	1/29/2046	6,000	221	–	221
3-month USD-LIBOR	2.116%	4/15/2046	2,250	198	–	198
3-month USD-LIBOR	1.909%	10/11/2046	5,750	771	–	771
3-month USD-LIBOR	2.699%	1/31/2047	2,800	(104)	–	(104)
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(170)	–	(170)
3-month USD-LIBOR	2.696%	3/7/2047	4,500	(165)	–	(165)
6-month EURIBOR	1.4162%	3/8/2047	€ 4,400	150	–	150
6-month EURIBOR	1.4247%	4/28/2047	2,500	80	–	80

					$–	$783

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $14,439,000, which represented .60% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $283,746,000, which represented 11.84% of the net assets of the fund.
[4]	Notional amount is calculated based on the number of contracts and notional contract size.
[5]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series	99

Global Bond Fund

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH = Chinese yuan renminbi

COP = Colombian pesos

DKK = Danish kroner

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norwegian Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZD = New Zealand dollars

PLN = Polish zloty

SEK = Swedish kronor

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

100	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 93.24%		Principal amount (000)	Value (000)

Corporate bonds & notes 92.32%
Energy	American Energy (Permian Basin) 7.125% 2020[1]	$ 8,045	$6,677
17.72%	Blackstone CQP Holdco LP, 6.50% 2021[1,2]	24,675	24,811
	Cheniere Energy, Inc. 5.13%-7.00% 2024-2027[1]	2,810	2,941
	Chesapeake Energy Corp. 8.00% 2025[1]	7,550	7,503
	Chesapeake Energy Corp. 4.41%-8.00% 2019-2027[1,3]	14,253	14,042
	CONSOL Energy Inc. 5.875% 2022	12,599	12,442
	NGL Energy Partners LP 6.875% 2021	6,640	6,623
	Southwestern Energy Co. 4.10% 2022	7,605	7,125
	Sunoco LP 6.25% 2021	5,950	6,233
	Teekay Corp. 8.50% 2020	11,168	10,233
	Weatherford International PLC 6.75% 2040	7,980	6,903
	Weatherford International PLC 4.50%-9.88% 2021-2042[1]	13,125	12,038
	Other securities		161,409

			278,980

Health care	Centene Corp. 4.75% 2022	7,715	8,091
13.08%	Centene Corp. 4.75%-6.13% 2021-2025	9,130	9,574
	Kinetic Concepts, Inc. 12.50% 2021[1]	7,813	8,829
	Molina Healthcare, Inc. 5.375% 2022	9,615	10,228
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[3,4,5,6,7]	6,351	6,222
	Tenet Healthcare Corp. 4.38%-7.00% 2021-2025[1]	11,832	11,934
	Tenet Healthcare Corp., First Lien 4.50%-6.00% 2020-2021	11,515	12,114
	VPI Escrow Corp. 6.375% 2020[1]	9,690	9,436
	VPI Escrow Corp. 5.625% 2021[1]	1,175	1,066
	VPI Escrow Corp. 6.50%-7.50% 2021-2024[1]	6,615	6,756
	VRX Escrow Corp. 6.125% 2025[1]	18,995	16,146
	VRX Escrow Corp. 5.38%-7.25% 2020-2023[1]	10,960	9,947
	Other securities		95,614

			205,957

Consumer	Cablevision Systems Corp. 6.75% 2021	5,875	6,521
discretionary	Cablevision Systems Corp. 5.50%-7.75% 2018-2027[1]	1,575	1,662
12.04%	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	10,620	11,390
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.91%-5.88% 2024-2027[1]	8,625	9,082
	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,713	12,697
	iHeartCommunications, Inc. 9.00% 2019	9,685	7,639
	Petsmart, Inc. 5.875% 2025[1]	7,365	7,135
	Petsmart, Inc. 7.13%-8.88% 2023-2025[1]	10,625	9,614
	Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.22% 2022[3,4,5]	3,444	3,207
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	6,525	6,880
	Wynn Macau, Ltd. 5.25% 2021[1]	7,275	7,475
	Other securities		106,178

			189,480

Materials	ArcelorMittal 7.50% 2041	9,555	10,582
11.98%	Cliffs Natural Resources Inc. 8.25% 2020[1]	7,865	8,612
	Cliffs Natural Resources Inc. 5.75% 2025[1]	11,950	11,323
	Cliffs Natural Resources Inc. 6.25% 2040	825	627
	First Quantum Minerals Ltd. 7.00% 2021[1]	10,813	11,137
	First Quantum Minerals Ltd. 7.50% 2025[1]	11,625	11,422
	First Quantum Minerals Ltd. 7.25% 2022-2023[1]	3,575	3,629
	FMG Resources 9.75% 2022[1]	7,555	8,641
	Ryerson Inc. 11.00% 2022[1]	6,901	7,824
	Other securities		114,730

			188,527

American Funds Insurance Series	101

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds & notes (continued)
Telecommunication services 11.33%	Altice NV 5.50%-7.50% 2022-2026[1]	$ 4,385	$4,694
	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	5,267	5,386
	Frontier Communications Corp. 10.50% 2022	6,780	6,483
	Frontier Communications Corp. 8.50%-11.00% 2020-2025	12,912	12,786
	Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.85% 2020 (100% PIK)[3,4,5,7]	19,138	18,414
	Neptune Finco Corp. (Altice NV) 6.63%-10.13% 2023-2025[1]	4,450	5,022
	Numericable Group SA 6.00%-7.38% 2022-2026[1]	5,365	5,760
	SoftBank Group Corp. 4.50% 2020[1]	6,225	6,487
	Sprint Corp. 11.50% 2021	5,355	6,881
	Sprint Corp. 6.875% 2028	5,650	6,294
	Sprint Nextel Corp. 7.13%-7.88% 2021-2024	8,320	9,421
	Wind Acquisition SA 7.375% 2021[1]	13,300	13,840
	Windstream Holdings, Inc. 7.75% 2021	8,225	7,773
	Other securities		69,087

			178,328

Information	BMC Software, Inc. 8.125% 2021[1]	8,390	8,728
technology	Gogo Inc. 12.50% 2022[1]	7,850	8,959
7.69%	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.420% 2024[3,4,5]	7,870	8,172
	Solera Holdings, Inc. 10.50% 2024[1]	6,075	7,009
	Unisys Corp. 10.75% 2022[1]	7,325	8,057
	Other securities		80,102

			121,027

Industrials	Associated Materials, LLC 9.00% 2024[1]	8,700	9,309
7.08%	Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,613
	Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7]	1,307	1,399
	DAE Aviation Holdings, Inc. 10.00% 2023[1]	6,625	7,370
	Other securities		79,785

			111,476

Utilities	AES Corp. 4.88%-8.00% 2020-2026[1]	19,325	20,979
3.70%	Other securities		37,244

			58,223

Financials	CIT Group Inc. 3.875% 2019	9,335	9,592
3.54%	Other securities		46,101

			55,693

Real estate	Iron Mountain Inc. 5.75% 2024	5,975	6,124
2.10%	Other securities		26,965

			33,089

Consumer staples	Other securities		31,758

2.02%

Municipals	Other securities		594

0.04%	Total corporate bonds & notes		1,453,132

102	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Other bonds & notes 0.92%
	U.S. Treasury 1.25% 2019[8]	$ 10,000	$9,978
	Other securities		4,489

			14,467

	Total bonds, notes & other debt instruments (cost: $1,442,832,000)		1,467,599

Convertible bonds 0.37%

Consumer	Other securities		1,747

discretionary
0.11%

Miscellaneous	Other convertible bonds in initial period of acquisition		4,092

0.26%	Total convertible bonds (cost: $5,452,000)		5,839

Convertible stocks 1.07%		Shares

Telecommunication	Frontier Communications Corp., Series A, convertible preferred	10,000	294

services
0.02%

Other	Other securities		4,581

0.29%

Miscellaneous	Other convertible stocks in initial period of acquisition		11,953

0.76%	Total convertible stocks (cost: $20,794,000)		16,828

Common stocks 0.80%

Information	Corporate Risk Holdings I, Inc.[6,9]	218,504	3,402
technology	Other securities		–

0.22%			3,402

Other	Other securities		7,219

0.45%

Miscellaneous	Other common stocks in initial period of acquisition		1,986

0.13%	Total common stocks (cost: $38,036,000)		12,607

Rights & warrants 0.00%

Utilities	Other securities		46

0.00%

Miscellaneous	Other rights & warrants in initial period of acquisition		–

0.00%	Total rights & warrants (cost: $65,000)		46

American Funds Insurance Series	103

High-Income Bond Fund

Short-term securities 3.95%	Principal amount (000)	Value (000)

ExxonMobil Corp. 1.10% due 7/10/2017	$ 19,700	$19,694
Federal Home Loan Bank 0.85% due 7/14/2017	10,000	9,998
General Electric Co. 1.08% due 7/3/2017	32,400	32,398

Total short-term securities (cost: $62,090,000)		62,090

Total investment securities 99.43% (cost: $1,569,269,000)		1,565,009
Other assets less liabilities 0.57%		8,949

Net assets 100.00%		$1,573,958

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)

3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$267	$–	$267
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	(21)	–	(21)
					$–	$246

Credit default swaps

    Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2017 (000)

CDX.NA.HY.28	5.00%/Quarterly	6/20/2022	$62,600	$(4,318)	$(4,467)	$149

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $758,939,000, which represented 48.22% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $107,360,000, which represented 6.82% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $32,053,000, which represented 2.04% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,469,000, which represented .22% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.

104	American Funds Insurance Series

High-Income Bond Fund

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$24,675	$24,811	1.58%
Other securities	3/10/2010-8/22/2014	13,197	4,239	.26

Total private placement securities		$37,872	$29,050	1.84%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	105

Mortgage Fund

Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 97.67%		Principal amount (000)	Value (000)

Mortgage-backed obligations 62.02%
Federal agency	Fannie Mae 4.00% 2036[1]	$ 5,460	$5,803
mortgage-backed	Fannie Mae 4.00% 2047[1]	10,353	10,891
obligations	Fannie Mae 4.00% 2047[1]	3,985	4,192
54.82%	Fannie Mae 4.00%-5.00% 2036-2047[1,2]	2,523	2,660
	Freddie Mac 5.00% 2034[1]	1,816	1,991
	Freddie Mac 4.00% 2036[1]	6,443	6,851
	Freddie Mac 4.00% 2036[1]	1,107	1,169
	Freddie Mac 3.50% 2045[1]	10,635	11,016
	Freddie Mac 4.00% 2047[1,2]	47,854	50,232
	Freddie Mac 4.00% 2047[1]	10,000	10,528
	Freddie Mac 4.00% 2047[1]	9,969	10,501
	Freddie Mac 4.50% 2047[1,2]	3,700	3,963
	Freddie Mac Pool #760014 2.981% 2045[1,3]	3,309	3,405
	Government National Mortgage Assn. 3.75% 2034[1]	1,438	1,510
	Government National Mortgage Assn. 5.50% 2040[1]	2,558	2,862
	Government National Mortgage Assn. 5.00% 2041[1]	1,445	1,552
	Government National Mortgage Assn. 3.50% 2043[1]	2,588	2,703
	Government National Mortgage Assn. 3.50% 2043[1]	1,978	2,064
	Government National Mortgage Assn. 3.50% 2043[1]	1,942	2,013
	Government National Mortgage Assn. 4.25% 2044[1]	1,782	1,905
	Government National Mortgage Assn. 4.00% 2046[1]	1,608	1,668
	Government National Mortgage Assn. 4.00% 2047[1]	13,380	14,098
	Government National Mortgage Assn. 4.00% 2047[1]	4,972	5,248
	Government National Mortgage Assn. 4.50% 2047[1]	5,152	5,484
	Government National Mortgage Assn. 4.737% 2065[1]	1,995	2,102
	Government National Mortgage Assn. 4.62% 2066[1]	2,037	2,184
	Government National Mortgage Assn. 3.50%-6.50% 2038-2066[1]	12,773	13,366
	Seasoned Credit Risk Transfer, Series 2017-1, Class HA, 2.00% 2056[1]	1,571	1,574
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,727	4,793
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	799	820

			189,148

Collateralized	Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A1,
mortgage-backed	(1-month USD-LIBOR + 0.85%) 1.967% 2019[1,3,4]	1,620	1,621
(privately	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,4]	2,636	2,663
originated)	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,4]	2,520	2,556
3.76%	Other securities		6,137

			12,977

Other	Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,502	4,588
mortgage-backed	Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,955
securities	Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,313

3.15%			10,856

Commercial	Other securities		995

mortgage-backed	Total mortgage-backed obligations		213,976

securities 0.29%

Federal agency bonds & notes 18.37%
	Fannie Mae 1.875% 2022	3,000	2,996
	Fannie Mae 2.00% 2022	40,000	40,203
	Federal Home Loan Bank 1.375% 2021	3,000	2,966
	Federal Home Loan Bank 1.875% 2021	10,000	10,034
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,184

			63,383

106	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 11.90%
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[5,6]	$ 10,516	$10,449
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 2026[5,6]	4,497	4,529
securities	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	123	153
8.79%	U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	6,963	6,641
	U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	7,842	8,549

			30,321

U.S. Treasury	U.S. Treasury 1.875% 2022	9,000	8,999
3.11%	U.S. Treasury 1.50%-2.13% 2020-2022	1,744	1,755

			10,754

	Total U.S. Treasury bonds & notes		41,075

Asset-backed obligations 5.32%
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,814
	Other securities		16,529

			18,343

Corporate bonds & notes 0.06%
Financials	Other securities		214

0.06%	Total bonds, notes & other debt instruments (cost: $335,741,000)		336,991

Short-term securities 18.17%

	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.37% due 11/16/2017	5,000	4,974
	Coca-Cola Co. 1.22% due 12/6/2017[4]	10,000	9,945
	Federal Home Loan Bank 1.00%-1.03% due 10/20/2017-11/10/2017	15,679	15,621
	Freddie Mac 1.02% due 11/20/2017	3,750	3,734
	General Electric Co. 1.08% due 7/3/2017	8,800	8,799
	John Deere Canada ULC 1.16% due 7/25/2017[4]	4,700	4,696
	Mitsubishi UFJ Trust and Banking Corp. 1.35% due 11/16/2017[4]	5,000	4,974
	Private Export Funding Corp. 1.26% due 11/17/2017[4]	5,000	4,975
	Svenska Handelsbanken Inc. 1.28% due 11/29/2017[4]	5,000	4,972

	Total short-term securities (cost: $62,695,000)		62,690

	Total investment securities 115.84% (cost: $398,436,000)		399,681
	Other assets less liabilities (15.84)%		(54,657)

	Net assets 100.00%		$345,024

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,423,000, which represented .41% of the net assets of the fund.

American Funds Insurance Series	107

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2017[8] (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
20 Year U.S. Treasury Bond Futures	Long	48	September 2017	$4,800	$7,377	$57
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2017	500	830	11
10 Year Ultra U.S. Treasury Note Futures	Short	17	September 2017	(1,700)	(2,292)	16
5 Year U.S. Treasury Note Futures	Long	2,195	October 2017	219,500	258,650	(626)
30 Day Federal Funds Futures	Long	208	October 2017	86,667	85,629	(5)

						$(547)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$1,000,000	$30	$–	$30
U.S. EFFR	1.17865%	11/1/2017	500,000	10	–	10
U.S. EFFR	1.2165%	11/1/2017	700,000	(14)	–	(14)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	310	–	310
3-month USD-LIBOR	1.225%	9/22/2021	11,500	306	–	306
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	361	–	361
3-month USD-LIBOR	2.24%	12/5/2026	10,500	3	–	3
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(20)	–	(20)
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(582)	–	(582)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(279)	–	(279)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(292)	–	(292)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(431)	–	(431)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	9	–	9
3-month USD-LIBOR	2.454%	1/15/2045	3,200	49	–	49
3-month USD-LIBOR	2.516%	10/20/2045	2,500	6	–	6
3-month USD-LIBOR	2.525%	10/20/2045	1,500	1	–	1
3-month USD-LIBOR	2.5315%	10/26/2045	4,000	(3)	–	(3)
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	– [9]	–	– [9]
3-month USD-LIBOR	2.4835%	12/3/2045	2,000	19	–	19
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(30)	–	(30)
3-month USD-LIBOR	2.4095%	1/14/2046	1,500	38	–	38
3-month USD-LIBOR	2.33725%	2/1/2046	5,000	203	–	203

					$–	$(306)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,065,000, which represented 15.96% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $9,431,000, which represented 2.73% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

108	American Funds Insurance Series

Mortgage Fund

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	109

Ultra-Short Bond Fund
Investment portfolio June 30, 2017	unaudited

Short-term securities 100.11%	Principal amount (000)	Value (000)

Commercial paper 72.15%
Apple Inc. 1.08% due 8/3/2017[1]	$ 9,000	$8,991
Australia & New Zealand Banking Group, Ltd. 1.10% due 9/6/2017[1]	5,000	4,988
Bridgestone Americas, Inc. 1.05% due 7/11/2017[1]	8,500	8,497
CAFCO, LLC 1.28% due 10/3/2017[1]	10,000	9,968
Chariot Funding, LLC 1.18% due 7/18/2017[1]	10,000	9,994
Cisco Systems, Inc. 0.98% due 7/12/2017[1]	10,000	9,996
Emerson Electric Co. 1.08% due 8/1/2017[1]	5,500	5,495
ExxonMobil Corp. 1.14% due 9/11/2017	10,000	9,977
Fairway Finance Corp. 1.16% due 8/28/2017[1]	10,000	9,979
John Deere Canada ULC 1.12% due 7/10/2017[1]	8,300	8,297
KfW 0.95% due 7/5/2017[1]	10,000	9,999
Liberty Street Funding Corp. 1.28% due 9/18/2017[1]	10,000	9,972
Microsoft Corp. 0.97% due 7/17/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 1.11% due 7/3/2017[1]	10,000	9,999
National Australia Bank Ltd. 1.14% due 7/24/2017[1]	11,400	11,391
Nestlé Finance International Ltd. 1.14% due 9/7/2017	8,000	7,982
Old Line Funding, LLC 1.02% due 7/17/2017[1]	10,000	9,994
Paccar Financial Corp. 1.12% due 7/28/2017	6,700	6,694
Pfizer Inc. 1.15% due 9/18/2017[1]	10,000	9,975
Prudential Funding, LLC 1.10% due 7/17/2017	10,000	9,995
Simon Property Group, L.P. 1.08% due 8/14/2017[1]	10,000	9,985
Sumitomo Mitsui Banking Corp. 1.15% due 8/1/2017[1]	12,900	12,886
Total Capital Canada Ltd. 1.05% due 8/15/2017[1]	10,000	9,985
United Parcel Service Inc. 1.08% due 7/5/2017[1]	9,000	8,999

		224,033

Federal agency discount notes 24.74%
Fannie Mae 0.80% due 7/17/2017	15,000	14,995
Federal Home Loan Bank 0.64%-0.90% due 7/7/2017-8/1/2017	35,700	35,682
Freddie Mac 0.82%-1.03% due 7/13/2017-11/10/2017	16,300	16,251
International Bank for Reconstruction and Development 0.86% due 7/13/2017	9,900	9,898

		76,826

U.S. Treasury bonds & notes 3.22%
U.S. Treasury Bills 0.90% due 8/24/2017	10,000	9,987

Total short-term securities (cost: $310,858,000)		310,846

Total investment securities 100.11% (cost: $310,858,000)		310,846
Other assets less liabilities (0.11)%		(347)

Net assets 100.00%		$310,499

1 Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,386,000, which represented 60.99% of the net assets of the fund.

See Notes to Financial Statements

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio June 30, 2017	unaudited

Bonds, notes & other debt instruments 97.12%		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 42.41%
U.S. Treasury	U.S. Treasury 1.125% 2021	$ 31,950	$31,114
32.16%	U.S. Treasury 1.375% 2021	20,000	19,786
	U.S. Treasury 1.75% 2021[1]	40,540	40,437
	U.S. Treasury 2.00% 2021	46,300	46,638
	U.S. Treasury 2.00% 2021	44,350	44,745
	U.S. Treasury 2.00% 2021	26,500	26,769
	U.S. Treasury 2.125% 2021	23,450	23,774
	U.S. Treasury 2.25% 2021	64,745	65,989
	U.S. Treasury 2.25% 2021	38,000	38,752
	U.S. Treasury 1.75% 2022	198,300	197,138
	U.S. Treasury 1.875% 2022	63,000	62,995
	U.S. Treasury 2.125% 2022	21,970	22,146
	U.S. Treasury 1.50% 2023	26,020	25,333
	U.S. Treasury 2.125% 2023	98,795	99,135
	U.S. Treasury 2.00% 2024	30,000	29,741
	U.S. Treasury 2.875% 2046	23,339	23,504
	U.S. Treasury 3.00% 2047	32,660	33,760
	U.S. Treasury 3.00% 2047	17,140	17,708
	U.S. Treasury 0.75%-6.25% 2019-2030	76,561	77,973

			927,437

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,984	26,533
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	85,884	85,334
securities	U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	24,645	28,096
10.25%	U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	32,896	32,337
	U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,306	20,320
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	68,930	75,144
	U.S. Treasury Inflation-Protected Securities 0.13%-2.13% 2020-2047[2]	27,968	27,679

			295,443

	Total U.S. Treasury bonds & notes		1,222,880

Mortgage-backed obligations 35.97%
Federal agency	Fannie Mae 3.00% 2036[3]	30,230	30,707
mortgage-backed	Fannie Mae 4.00% 2036[3]	17,031	18,100
obligations	Fannie Mae 3.00% 2037[3]	19,307	19,612
35.32%	Fannie Mae 3.00% 2046[3]	29,492	29,476
	Fannie Mae 4.00% 2047[3,4]	56,000	58,760
	Fannie Mae 4.00% 2047[3]	46,481	48,897
	Fannie Mae 4.00% 2047[3]	25,000	26,300
	Fannie Mae 4.50% 2047[3,4]	64,000	68,645
	Fannie Mae 0%-9.47% 2017-2047[3,4,5]	77,529	81,587
	Freddie Mac 3.50% 2046[3]	57,957	59,791
	Freddie Mac 4.00% 2047[3,4]	84,742	88,953
	Freddie Mac 4.00% 2047[3,4]	75,000	78,870
	Freddie Mac 4.00% 2047[3]	58,200	61,273
	Freddie Mac 0%-5.50% 2023-2045[3,5]	18,081	18,783
	Government National Mortgage Assn. 4.50% 2045[3]	21,214	22,562
	Government National Mortgage Assn. 4.00% 2047[3]	87,804	92,676
	Government National Mortgage Assn. 4.00% 2047[3]	26,264	27,675
	Government National Mortgage Assn. 4.50% 2047[3]	24,310	25,876
	Government National Mortgage Assn. 1.68%-6.64% 2034-2065[3,5]	119,472	125,833
	Other securities		34,048

			1,018,424

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Other	Fannie Mae 2.72%-3.50% 2022-2024[3,5]	$10,225	$10,676
mortgage-backed securities 0.65%	Freddie Mac 1.38%-3.32% 2020-2023[3,5]	8,050	8,102

			18,778

	Total mortgage-backed obligations		1,037,202

Federal agency bonds & notes 18.74%
	Fannie Mae 1.25%-7.13% 2019-2030	31,400	33,110
	Federal Home Loan Bank 1.75% 2018	74,000	74,372
	Federal Home Loan Bank 3.375% 2023	16,715	17,929
	Federal Home Loan Bank 5.50% 2036	600	814
	Freddie Mac 3.75% 2019	12,750	13,265
	Private Export Funding Corp. 1.45%-3.55% 2019-2024	28,840	29,342
	Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,440
	Tennessee Valley Authority 2.88%-5.88% 2027-2060	14,330	15,785
	TVA Southaven 3.846% 2033[3]	1,466	1,489
	U.S. Department of Housing and Urban Development 0.93%-3.70% 2017-2034	91,632	93,759
	United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,935
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,310
	United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	44,236
	United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,198
	United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,760	4,540
	United States Agency for International Development, State of Iraq, 2.149% 2022	6,670	6,693
	United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,940
	United States Agency for International Development, Ukraine 1.47%-1.84% 2019-2021	5,855	5,783
	Other securities		5,208

			540,148

	Total bonds, notes & other debt instruments (cost: $2,789,296,000)		2,800,230

Short-term securities 7.09%

	Bank of Montreal 1.30% due 11/22/2017	40,000	39,995
	General Electric Co. 1.08% due 7/3/2017	35,000	34,997
	U.S. Treasury Bills 1.09% due 12/7/2017	90,000	89,580
	Other securities		39,973

	Total short-term securities (cost: $204,540,000)		204,545

	Total investment securities 104.21% (cost: $2,993,836,000)		3,004,775
	Other assets less liabilities (4.21)%		(121,503)

	Net assets 100.00%		$2,883,272

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $25,458,000, which represented .88% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 6/30/2017[7] (000)	Unrealized (depreciation) appreciation at 6/30/2017 (000)
10 Year U.S. Treasury Note Futures	Long	1,141	September 2017	$114,100	$143,231	$(1,183)
10 Year Ultra U.S. Treasury Note Futures	Long	179	September 2017	17,900	24,131	(65)
20 Year U.S. Treasury Bond Futures	Short	3	September 2017	(300)	(461)	8
30 Year Ultra U.S. Treasury Bond Futures	Short	115	September 2017	(11,500)	(19,076)	183
5 Year U.S. Treasury Note Futures	Long	14,313	October 2017	1,431,300	1,686,586	(4,366)
2 Year U.S. Treasury Note Futures	Long	700	October 2017	140,000	151,277	(243)
30 Day Federal Funds Futures	Long	1,013	October 2017	422,084	417,031	(23)
90 Day Euro Dollar Futures	Short	1,175	September 2018	(293,750)	(288,727)	(487)
90 Day Euro Dollar Futures	Short	625	December 2018	(156,250)	(153,438)	(321)

						$(6,497)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
U.S. EFFR	1.1745%	11/1/2017	$7,246,700	$ 217	$–	$ 217
U.S. EFFR	1.17865%	11/1/2017	3,623,300	72	–	72
U.S. EFFR	1.19125%	11/1/2017	3,075,000	31	–	31
U.S. EFFR	1.201%	11/1/2017	1,565,000	–	–	–
U.S. EFFR	1.19875%	11/1/2017	1,565,000	–	–	–
U.S. EFFR	1.211%	11/1/2017	1,940,000	(39)	–	(39)
U.S. EFFR	1.2165%	11/1/2017	4,800,000	(96)	–	(96)
1.6715%	3-month USD-LIBOR	3/17/2019	223,000	408	–	408
1.654%	3-month USD-LIBOR	3/20/2019	222,000	333	–	333
1.329%	U.S. EFFR	3/27/2019	131,000	(127)	–	(127)
1.32625%	U.S. EFFR	4/5/2019	68,800	(74)	–	(74)
1.34875%	U.S. EFFR	4/5/2019	120,000	(83)	–	(83)
3-month USD-LIBOR	1.5165%	4/19/2019	130,000	146	–	146
3-month USD-LIBOR	1.504%	6/8/2019	60,500	105	–	105
3-month USD-LIBOR	1.5055%	6/8/2019	60,500	103	–	103
1.337%	U.S. EFFR	6/8/2019	121,000	(169)	–	(169)
3-month USD-LIBOR	1.5395%	6/12/2019	60,500	66	–	66
1.367%	U.S. EFFR	6/12/2019	60,500	(51)	–	(51)
3-month USD-LIBOR	1.553%	6/14/2019	60,500	53	–	53
1.37%	U.S. EFFR	6/14/2019	60,500	(48)	–	(48)
3-month USD-LIBOR	1.555%	6/21/2019	60,500	59	–	59
1.362%	U.S. EFFR	6/21/2019	60,500	(60)	–	(60)
3-month USD-LIBOR	1.5445%	6/28/2019	60,500	77	–	77
1.351%	U.S. EFFR	6/28/2019	60,500	(77)	–	(77)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	1,044	–	1,044
3-month USD-LIBOR	1.217%	9/22/2021	60,000	1,616	–	1,616
3-month USD-LIBOR	1.225%	9/22/2021	60,000	1,596	–	1,596
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	133	–	133
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	(120)	–	(120)
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	(524)	–	(524)
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	(233)	–	(233)
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(696)	–	(696)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	204	–	204
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	466	–	466
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,576	–	2,576

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2017 (000)
2.75%	3-month USD-LIBOR	9/2/2022	$280,000	$2,316	$–	$2,316
3-month USD-LIBOR	2.74125%	11/22/2023	15,000	(617)	–	(617)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(6)	–	(6)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(15)	–	(15)
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(3,079)	–	(3,079)
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,121	–	1,121
3-month USD-LIBOR	2.24%	12/5/2026	55,100	16	–	16
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(103)	–	(103)
2.579%	3-month USD-LIBOR	3/14/2027	53,000	1,518	–	1,518
2.333%	3-month USD-LIBOR	3/29/2027	42,000	278	–	278
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,920)	–	(1,920)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,098)	–	(2,098)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,477)	–	(7,477)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,230)	–	(2,230)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,333)	–	(2,333)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(440)	–	(440)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	50	–	50
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	14	–	14
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,105)	–	(1,105)
3-month USD-LIBOR	2.516%	10/20/2045	36,000	91	–	91
3-month USD-LIBOR	2.525%	10/20/2045	24,000	15	–	15
3-month USD-LIBOR	2.5315%	10/26/2045	10,000	(8)	–	(8)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	(1)	–	(1)
3-month USD-LIBOR	2.59125%	12/16/2045	9,000	(121)	–	(121)
3-month USD-LIBOR	1.768%	8/17/2046	8,200	1,344	–	1,344
3-month USD-LIBOR	2.3985%	6/9/2047	22,500	643	–	643
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(390)	–	(390)

					$–	$(7,629)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $69,299,000, which represented 2.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Growth Fund
Summary investment portfolio June 30, 2017	unaudited

Growth funds 93.32%	Shares	Value (000)

American Funds Insurance Series – Growth Fund, Class 1	3,280,267	$229,881

Total growth funds (cost: $228,002,000)		229,881

Short-term securities 6.77%

Government Cash Management Fund	16,661,618	16,662

Total short-term securities (cost: $16,662,000)		16,662

Total investment securities 100.09% (cost: $244,664,000)		246,543
Other assets less liabilities (0.09)%		(216)

Net assets 100.00%		$246,327

Investment in affiliates

American Funds Insurance Series – Growth Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)

2,821,842	603,955	145,530	3,280,267	$(574)	$8,123	$365	$229,881

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk International Fund
Investment portfolio June 30, 2017	unaudited

Growth funds 94.42%	Shares	Value (000)

American Funds Insurance Series - International Fund, Class 1	5,939,497	$116,830

Total growth funds (cost: $109,949,000)		116,830

Short-term securities 5.67%

Government Cash Management Fund	7,013,879	7,014

Total short-term securities (cost: $7,014,000)		7,014

Total investment securities 100.09% (cost: $116,963,000)		123,844
Other assets less liabilities (0.09)%		(108)

Net assets 100.00%		$123,736

Investment in affiliates

American Funds Insurance Series – International Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
5,381,857	791,338	233,698	5,939,497	$(483)	$16,607	$397	$116,830

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio June 30, 2017	unaudited

Growth-and-income funds 94.65%	Shares	Value (000)

American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	24,910,308	$342,268

Total growth-and-income funds (cost: $338,625,000)		342,268

Short-term securities 5.44%

Government Cash Management Fund	19,687,948	19,688

Total short-term securities (cost: $19,688,000)		19,688

Total investment securities 100.09% (cost: $358,313,000)		361,956
Other assets less liabilities (0.09)%		(323)

Net assets 100.00%		$361,633

Investment in affiliates

American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
20,295,700	5,700,424	1,085,816	24,910,308	$(296)	$3,936	$1,244	$342,268

See Notes to Financial Statements

American Funds Insurance Series	117

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2017	unaudited

Growth-and-income funds 95.01%	Shares	Value (000)

American Funds Insurance Series – Growth-Income Fund, Class 1	3,872,003	$176,447

Total growth-and-income funds (cost: $182,552,000)		176,447

Short-term securities 5.07%

Government Cash Management Fund	9,412,597	9,413

Total short-term securities (cost: $9,413,000)		9,413

Total investment securities 100.08% (cost: $191,965,000)		185,860
Other assets less liabilities (0.08)%		(154)

Net assets 100.00%		$185,706

Investment in affiliates

American Funds Insurance Series – Growth-Income Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
3,415,529	565,019	108,545	3,872,003	$(554)	$4,193	$488	$176,447

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2017	unaudited

Asset allocation funds 94.13%	Shares	Value (000)

American Funds Insurance Series – Asset Allocation Fund, Class 1	172,084,829	$3,846,096

Total asset allocation funds (cost: $3,739,099,000)		3,846,096

Short-term securities 5.97%

Government Cash Management Fund	244,055,456	244,055

Total short-term securities (cost: $244,055,000)		244,055

Total investment securities 100.10% (cost: $3,983,154,000)		4,090,151
Other assets less liabilities (0.10)%		(3,925)

Net assets 100.00%		$4,086,226

Investment in affiliates

American Funds Insurance Series – Asset Allocation Fund, Class 1 is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2017, appear below.

Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2017 (000)
153,453,622	19,254,736	623,529	172,084,829	$1,372	$97,975	$12,067	$3,846,096

See Notes to Financial Statements

American Funds Insurance Series	119

Financial statements

Statements of assets and liabilities at June 30, 2017

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$5,861,471	$4,010,606	$23,627,714	$8,788,701	$3,130,570
Affiliated issuers	–	25,852	–	–	–
Cash	522	1,412	4,457	81	7,786
Cash denominated in currencies other than U.S. dollars	2,465	130	1,115	2,672	642
Unrealized appreciation on open forward currency contracts	69	275	–	59	183
Receivables for:
Sales of investments	4,174	8,550	18,948	21,757	41,134
Sales of fund’s shares	3,230	1,295	9,536	4,861	3,298
Dividends and interest	14,596	4,318	25,910	16,327	10,630
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Other	102	48	29	433	96
	5,886,629	4,052,486	23,687,709	8,834,891	3,194,339
Liabilities:
Unrealized depreciation on open forward currency contracts	–	561	–	–	39
Payables for:
Purchases of investments	187	10,345	45,536	25,621	35,060
Repurchases of fund’s shares	30,325	3,300	35,223	20,368	1,610
Investment advisory services	2,536	2,353	6,383	3,586	1,863
Services provided by related parties	874	551	3,467	954	295
Trustees’ deferred compensation	67	44	507	217	28
Closed forward currency contracts	–	922	–	–	13
Variation margin on futures contracts	–	–	–	–	–
Variation margin on swap contracts	–	–	–	–	–
Non-U.S. taxes	1,573	131	3,240	3,527	2,891
Other	517	420	640	1,000	635
	36,079	18,627	94,996	55,273	42,434
Net assets at June 30, 2017	$5,850,550	$4,033,859	$23,592,713	$8,779,618	$3,151,905

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,828,761	$3,294,628	$14,280,881	$7,019,945	$2,613,842
Undistributed (distributions in excess of) net investment income	27,922	9,675	92,306	76,172	3,247
Undistributed (accumulated) net realized gain (loss)	328,168	34,174	1,707,987	217,143	57,659
Net unrealized appreciation (depreciation)	1,665,699	695,382	7,511,539	1,466,358	477,157
Net assets at June 30, 2017	$5,850,550	$4,033,859	$23,592,713	$8,779,618	$3,151,905

Investment securities, at cost:
Unaffiliated issuers	$4,195,893	$3,317,537	$16,116,203	$7,319,843	$2,651,539
Affiliated issuers	–	23,266	–	–	–
Cash denominated in currencies other than U.S. dollars, at cost	2,465	130	1,116	2,672	642

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$8,861,523	$1,905,317	$28,245,732	$1,385,629	$500,195	$24,118,389	$287,156	$12,479,885	$2,410,691
–	–	–	–	–	–	–	–	–
3,653	826	9,219	(631)	227	5,697	164	6,728	1,516
–	2,892	1,750	1,145	42	176	67	5,698	946
–	–	–	–	–	–	167	1,952	4,096

11,968	34,405	46,304	1,862	6,500	375,868	2,342	1,651,319	50,152
1,687	764	12,051	331	277	17,908	666	3,283	5,342
11,191	7,813	31,347	6,945	2,732	81,492	1,362	60,244	19,501
–	–	–	–	–	–	–	–	185
–	–	–	–	–	139	–	393	11
–	–	–	–	–	484	–	1,659	293
25	93	233	49	8	129	17	83	417
8,890,047	1,952,110	28,346,636	1,395,330	509,981	24,600,282	291,941	14,211,244	2,493,150

–	–	–	–	5	–	119	4,449	5,273

2,383	12,999	68,823	13,336	7,613	939,301	1,949	3,693,052	87,634
3,816	1,580	10,079	1,624	162	7,758	29	4,204	824
2,863	984	6,102	674	205	5,222	156	3,239	1,042
812	331	3,122	75	64	1,957	46	934	262
69	21	577	7	1	231	2	106	22
–	–	–	–	–	–	9	–	299
–	–	–	–	–	–	–	1,470	209
–	–	–	–	–	273	–	780	151
–	1,020	374	–	72	4,039	51	–	345
332	159	519	1,246	196	2,184	28	311	413
10,275	17,094	89,596	16,962	8,318	960,965	2,389	3,708,545	96,474
$8,879,772	$1,935,016	$28,257,040	$1,378,368	$501,663	$23,639,317	$289,552	$10,502,699	$2,396,676

$6,601,086	$1,418,581	$20,172,320	$1,270,585	$484,727	$18,507,550	$242,493	$10,362,915	$2,383,849
96,117	28,427	217,613	22,391	1,143	209,787	1,472	112,798	20,272
412,570	126,714	1,189,775	(12,441)	(3,691)	590,837	6,492	(52,014)	(25,858)
1,769,999	361,294	6,677,332	97,833	19,484	4,331,143	39,095	79,000	18,413
$8,879,772	$1,935,016	$28,257,040	$1,378,368	$501,663	$23,639,317	$289,552	$10,502,699	$2,396,676

$7,091,549	$1,543,551	$21,568,511	$1,287,111	$480,715	$19,781,083	$248,124	$12,402,750	$2,392,131
–	–	–	–	–	–	–	–	–
–	2,887	1,750	1,142	42	176	67	5,626	945

American Funds Insurance Series	121

Statements of assets and liabilities at June 30, 2017

					U.S.
	High-				Government/	Managed
	Income				AAA-Rated	Risk
	Bond		Mortgage	Ultra-Short	Securities	Growth
	Fund		Fund	Bond Fund	Fund	Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$1,565,009		$399,681	$310,846	$3,004,775	$ 16,662
Affiliated issuers	–		–	–	–	229,881
Cash	2,087		1,268	141	5,626	–
Cash denominated in currencies other than U.S. dollars	–	*	–	–	–	–
Receivables for:
Sales of investments	23,105		98,441	–	1,299,112	33
Sales of fund’s shares	166		31	74	710	12
Dividends and interest	24,063		1,178	–	10,370	11
Variation margin on futures contracts	–		6	–	216	–
Variation margin on swap contracts	89		273	–	3,491	–
Other	4		–	–	–	–
	1,614,523		500,878	311,061	4,324,300	246,599
Liabilities:
Payables for:
Purchases of investments	37,730		154,771	–	1,434,167	2
Repurchases of fund’s shares	1,310		518	390	1,014	45
Investment advisory services	635		122	83	823	20
Services provided by related parties	186		17	60	345	199
Trustees’ deferred compensation	53		2	19	60	1
Variation margin on futures contracts	–		412	–	2,983	–
Variation margin on swap contracts	166		5	–	1,584	–
Non-U.S. taxes	5		–	–	–	–
Other	480		7	10	52	5
	40,565		155,854	562	1,441,028	272
Net assets at June 30, 2017	$1,573,958		$345,024	$310,499	$2,883,272	$246,327

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,731,295		$339,619	$310,090	$2,848,473	$230,262
Undistributed (distributions in excess of) net investment income	50,886		2,404	421	22,411	(312)
Undistributed (accumulated) net realized gain (loss)	(204,289)		2,608	–	15,576	14,498
Net unrealized appreciation (depreciation)	(3,934)		393	(12)	(3,188)	1,879
Net assets at June 30, 2017	$1,573,958		$345,024	$310,499	$2,883,272	$246,327

Investment securities, at cost:
Unaffiliated issuers	$1,569,335		$398,436	$310,858	$2,993,836	$ 16,662
Affiliated issuers	–		–	–	–	228,002
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–	–	–	–

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

122	American Funds Insurance Series

unaudited (dollars in thousands)

		Managed	Managed	Managed
Managed		Risk Blue	Risk	Risk
Risk		Chip Income	Growth-	Asset
International		and Growth	Income	Allocation
Fund		Fund	Fund	Fund

$ 7,014		$ 19,688	$ 9,413	$ 244,055
116,830		342,268	176,447	3,846,096
–		–	–	–
–		–	–	–

28		18	–	–
82		12	118	8,289
5		14	6	169
–		–	–	–
–		–	–	–
–	*	–	–	–
123,959		362,000	185,984	4,098,609

–		8	107	6,991
112		23	3	772
10		30	15	335
100		295	150	3,016
1		1	1	16
–		–	–	–
–		–	–	–
–		–	–	–
–		10	2	1,253
223		367	278	12,383
$123,736		$361,633	$185,706	$4,086,226

$122,756		$347,062	$184,750	$3,803,412
56		197	(35)	2,234
(5,957)		10,731	7,096	173,583
6,881		3,643	(6,105)	106,997
$123,736		$361,633	$185,706	$4,086,226

$ 7,014		$ 19,688	$ 9,413	$ 244,055
109,949		338,625	182,552	3,739,099
–		–	–	–

American Funds Insurance Series	123

Statements of assets and liabilities at June 30, 2017

			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized
Class 1:	Net assets	$1,866,425	$1,526,093	$7,756,995	$4,486,803	$1,840,696
	Shares outstanding	67,412	67,096	110,682	228,103	81,594
	Net asset value per share	$27.69	$22.74	$70.08	$19.67	$22.56
Class 1A:	Net assets	$561	$147	$811	$369	$167
	Shares outstanding	20	7	12	19	7
	Net asset value per share	$27.67	$22.73	$70.03	$19.65	$22.54
Class 2:	Net assets	$3,849,664	$2,446,269	$15,059,300	$4,164,515	$990,023
	Shares outstanding	140,379	110,503	216,397	212,643	44,314
	Net asset value per share	$27.42	$22.14	$69.59	$19.58	$22.34
Class 3:	Net assets			$200,617	$29,834
	Shares outstanding			2,847	1,515
	Net asset value per share			$70.47	$19.70
Class 4:	Net assets	$133,900	$61,350	$574,990	$98,097	$321,019
	Shares outstanding	4,897	2,747	8,341	5,049	14,411
	Net asset value per share	$27.35	$22.33	$68.93	$19.43	$22.28

					U.S.
		High-			Government/	Managed
		Income			AAA-Rated	Risk
		Bond	Mortgage	Ultra-Short	Securities	Growth
		Fund	Fund	Bond Fund	Fund	Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized
Class 1:	Net assets	$741,061	$273,166	$32,502	$1,328,206
	Shares outstanding	70,436	25,725	2,878	108,547
	Net asset value per share	$10.52	$10.62	$11.30	$12.24
Class 1A:	Net assets	$111	$104	$10	$111
	Shares outstanding	11	10	1	9
	Net asset value per share	$10.52	$10.61	$11.30	$12.24
Class 2:	Net assets	$797,660	$62,273	$257,613	$1,486,950
	Shares outstanding	77,013	5,881	23,411	122,821
	Net asset value per share	$10.36	$10.59	$11.00	$12.11
Class 3:	Net assets	$13,052		$3,675	$10,727
	Shares outstanding	1,237		331	875
	Net asset value per share	$10.55		$11.12	$12.26
Class 4:	Net assets	$22,074	$9,481	$16,699	$57,278
	Shares outstanding	1,983	901	1,501	4,724
	Net asset value per share	$11.13	$10.52	$11.12	$12.13
Class P1:	Net assets					$1,322
	Shares outstanding					111
	Net asset value per share					$11.95
Class P2:	Net assets					$245,005
	Shares outstanding					20,616
	Net asset value per share					$11.88

*Amount less than one thousand.

See Notes to Financial Statements

124	American Funds Insurance Series

unaudited

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$5,269,923	$409,724	$14,186,521	$1,066,860	$201,987	$15,067,547	$75,469	$6,409,191	$1,222,013
383,409	27,964	311,300	63,870	20,022	674,106	6,145	590,394	104,285
$13.74	$14.65	$45.57	$16.70	$10.09	$22.35	$12.28	$10.86	$11.72
$161	$11	$450	$17	$75	$1,979	$11	$391	$31
12	1	10	1	7	89	1	36	3
$13.74	$14.65	$45.55	$16.70	$10.08	$22.34	$12.28	$10.85	$11.72
$3,434,403	$1,500,617	$13,333,215	$264,171	$732	$5,349,839	$193,166	$3,971,247	$1,160,083
252,757	102,680	295,740	15,876	73	241,782	15,774	370,598	99,817
$13.59	$14.61	$45.08	$16.64	$10.09	$22.13	$12.25	$10.72	$11.62
		$159,906			$36,628
		3,505			1,638
		$45.62			$22.36
$175,285	$24,664	$576,948	$47,320	$298,869	$3,183,324	$20,906	$121,870	$14,549
12,922	1,704	12,896	2,857	29,679	144,458	1,718	11,361	1,260
$13.56	$14.47	$44.74	$16.56	$10.07	$22.04	$12.17	$10.73	$11.55

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$125	$201	$1,792	$1,466,442
12	17	156	115,455
$10.17	$11.96	$11.45	$12.70
$123,611	$361,432	$183,914	$2,619,784
12,238	30,441	16,138	206,573
$10.10	$11.87	$11.40	$12.68

American Funds Insurance Series	125

Statements of operations for the six months ended June 30, 2017

			Global
	Global		Small			New
	Growth		Capitalization	Growth	International	World
	Fund		Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$ 56,592		$ 27,833	$ 137,104	$ 97,141	$ 29,601
Interest	1,196		1,457	4,798	5,105	6,559
	57,788		29,290	141,902	102,246	36,160
Fees and expenses*:
Investment advisory services	14,558		14,170	37,258	20,281	11,051
Distribution services	4,749		3,060	19,178	5,092	1,550
Insurance administrative services	140		65	645	100	351
Transfer agent services	–	†	– †	1	– †	– †
Administrative services	279		203	1,140	408	156
Reports to shareholders	152		105	626	216	80
Registration statement and prospectus	9		15	45	11	16
Trustees’ compensation	27		20	111	39	15
Auditing and legal	–	†	3	4	4	17
Custodian	344		225	238	674	401
Other	6		44	3	15	20
Total fees and expenses before waivers/reimbursements	20,264		17,910	59,249	26,840	13,657
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–		–	–	–	–
Miscellaneous fee reimbursements	–		–	–	–	–
Total waivers/reimbursements of fees and expenses	–		–	–	–	–
Total fees and expenses after waivers/reimbursements	20,264		17,910	59,249	26,840	13,657
Net investment income (loss)	37,524		11,380	82,653	75,406	22,503
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on*:
Investments
Unaffiliated issuers	329,123		8,706	1,883,619	214,021	184,399
Affiliated issuers	–		(3,537)	–	–	–
Futures contracts	–		–	–	–	–
Forward currency contracts	134		(3,099)	–	(8,385)	(859)
Swap contracts	–		–	–	–	–
Currency transactions	(1,077)		27	(282)	(905)	(1,656)
	328,180		2,097	1,883,337	204,731	181,884
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	586,020		463,321	1,218,360	1,103,867	218,406
Affiliated issuers	–		14,483	–	–	–
Futures contracts	–		–	–	–	–
Forward currency contracts	(290)		(1,672)	–	2,203	134
Swap contracts	–		–	–	–	–
Currency translations	502		81	65	572	(64)
	586,232		476,213	1,218,425	1,106,642	218,476
Net realized gain (loss) and unrealized appreciation (depreciation)	914,412		478,310	3,101,762	1,311,373	400,360
Net increase in net assets resulting from operations	$951,936		$489,690	$3,184,415	$1,386,779	$422,863

See end of statements of operations for footnotes.

See Notes to Financial Statements

126	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip		Global		International
Income and		Growth	Growth-	Growth	Capital		Asset	Global		Global
Growth		and Income	Income	and Income	Income		Allocation	Balanced	Bond	Bond
Fund		Fund	Fund	Fund	Builder		Fund	Fund	Fund	Fund

$117,580		$ 33,520	$ 257,726	$ 25,860	$ 9,573		$ 160,259	$ 2,571	$ –	$ 84
1,689		2,408	9,438	1,699	836		95,123	1,163	139,252	33,891
119,269		35,928	267,164	27,559	10,409		255,382	3,734	139,252	33,975

17,382		6,061	35,953	3,690	1,138		30,178	887	19,889	6,109
4,478		1,834	17,289	370	346		10,448	250	5,056	1,438
195		24	671	52	345		3,823	18	136	16
—	†	— †	2	–	–	†	1	– †	1	– †
447		102	1,364	59	23		1,121	13	551	115
170		35	588	12	5		585	3	270	43
153		3	40	17	22		251	4	120	4
44		10	133	6	2		109	1	55	11
1		1	5	1	–		3	1	2	1
57		140	242	118	14		107	15	108	300
2		5	7	2	1		114	10	30	20
22,929		8,215	56,294	4,327	1,896		46,740	1,202	26,218	8,057

–		–	–	–	–		–	–	–	–
–		–	–	–	–		–	–	–	–
–		–	–	–	–		–	–	–	–
22,929		8,215	56,294	4,327	1,896		46,740	1,202	26,218	8,057
96,340		27,713	210,870	23,232	8,513		208,642	2,532	113,034	25,918

380,596		127,997	1,140,134	(1,933)	3,295		592,305	5,873	(18,640)	(10,428)
–		–	–	–	–		–	–	–	–
–		–	–	–	–		1,548	–	19,307	657
–		(157)	–	(143)	(26)		–	(115)	(43,217)	(10,947)
–		–	–	–	–		3,474	–	(1,445)	(918)
(14)		(269)	(223)	(366)	24		(660)	(14)	390	(3,174)
380,582		127,571	1,139,911	(2,442)	3,293		596,667	5,744	(43,605)	(24,810)

25,575		132,297	1,200,176	148,712	23,246		955,474	19,960	217,370	108,647
–		–	–	–	–		–	–	–	–
–		–	–	–	–		104	–	(2,500)	16
–		(147)	–	105	–		–	(53)	(4,424)	4,188
–		–	–	–	–		(2,901)	–	(637)	(339)
38		115	178	128	17		116	28	407	755
25,613		132,265	1,200,354	148,945	23,263		952,793	19,935	210,216	113,267
406,195		259,836	2,340,265	146,503	26,556		1,549,460	25,679	166,611	88,457
$502,535		$287,549	$2,551,135	$169,735	$35,069		$1,758,102	$28,211	$279,645	$114,375

American Funds Insurance Series	127

Statements of operations for the six months ended June 30, 2017

					U.S.
	High-				Government/	Managed
	Income				AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short		Securities	Growth
	Fund	Fund	Bond Fund		Fund	Fund

Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$ 783	$ –	$ –		$ –	$ 365
Interest	56,796	3,282	1,365		29,712	42
	57,579	3,282	1,365		29,712	407
Fees and expenses*:
Investment advisory services	4,128	716	520		5,091	170
Distribution services	1,040	89	362		1,933	283
Insurance administrative services	32	11	17		68	284
Transfer agent services	– †	– †	–	†	– †	– †
Administrative services	89	17	16		151	–
Accounting and administrative services	–	–	–		–	28
Reports to shareholders	33	3	6		54	2
Registration statement and prospectus	3	1	1		6	7
Trustees’ compensation	10	1	1		15	1
Auditing and legal	9	– †	–	†	–	–
Custodian	4	1	1		4	6
Other	19	18	–	†	22	115
Total fees and expenses before waivers/reimbursements	5,367	857	924		7,344	896
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–		–	57
Miscellaneous fee reimbursements	–	–	–		–	125
Total waivers/reimbursements of fees and expenses	–	–	–		–	182
Total fees and expenses after waivers/reimbursements	5,367	857	924		7,344	714
Net investment income (loss)	52,212	2,425	441		22,368	(307)
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on*:
Investments
Unaffiliated issuers	30,949	143	–		(1,796)	–
Affiliated issuers	–	–	–		–	(574)
Futures contracts	–	1,927	–		11,432	–
Swap contracts	330	261	–		16,310	–
Currency transactions	(38)	(1)	–		–	–
Capital gain distributions received	–	–	–		–	21,739
	31,241	2,330	–		25,946	21,165
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(2,555)	1,601	(35)		24,528	–
Affiliated issuers	–	–	–		–	8,123
Futures contracts	–	(230)	–		(82)	–
Swap contracts	(676)	(962)	–		(17,657)	–
	(3,231)	409	(35)		6,789	8,123
Net realized gain (loss) and unrealized appreciation (depreciation)	28,010	2,739	(35)		32,735	29,288
Net increase in net assets resulting from operations	$80,222	$5,164	$ 406		$ 55,103	$28,981

* Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.

† Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

unaudited (dollars in thousands)

	Managed		Managed	Managed
Managed	Risk Blue		Risk	Risk
Risk	Chip Income		Growth-	Asset
International	and Growth		Income	Allocation
Fund	Fund		Fund	Fund

$ 397	$ 1,244		$ 488	$ 12,067
21	61		29	749
418	1,305		517	12,816

84	259		131	2,889
140	431		217	3,127
140	432		219	4,815
– †	–	†	– †	–	†
–	–		–	–
26	29		27	68
1	3		2	45
3	16		4	98
1	2		1	18
–	–		–	–
6	6		6	6
42	186		83	342
443	1,364		690	11,408

28	86		44	963
62	190		96	—
90	276		140	963
353	1,088		550	10,445
65	217		(33)	2,371

–	–		–	–
(483)	(296)		(554)	1,372
(506)	–		–	–
–	–		–	–
8	–		–	–
1,333	12,607		11,243	172,372
352	12,311		10,689	173,744

–	–		–	–
16,607	3,936		4,193	97,975
18	–		–	–
–	–		–	–
16,625	3,936		4,193	97,975
16,977	16,247		14,882	271,719
$17,042	$16,464		$14,849	$274,090

American Funds Insurance Series	129

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2017*	2016	2017*	2016	2017*	2016
Operations:
Net investment income (loss)	$ 37,524	$ 43,253	$ 11,380	$ 16,207	$ 82,653	$ 179,970
Net realized gain (loss)	328,180	182,760	2,097	(26,426)	1,883,337	2,252,045
Net unrealized appreciation (depreciation)	586,232	(192,438)	476,213	93,893	1,218,425	(489,479)
Net increase (decrease) in net assets resulting from operations	951,936	33,575	489,690	83,674	3,184,415	1,942,536
Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,483)	(51,522)	(16,092)	(13,487)	(31,422)	(177,667)
Distributions from net realized gain on investments	(174,096)	(443,911)	–	(724,863)	(2,251,429)	(1,900,853)
Total dividends and distributions paid to shareholders	(179,579)	(495,433)	(16,092)	(738,350)	(2,282,851)	(2,078,520)
Net capital share transactions	(128,527)	134,946	(316,593)	300,027	1,141,399	(111,950)
Total increase (decrease) in net assets	643,830	(326,912)	157,005	(354,649)	2,042,963	(247,934)
Net assets:
Beginning of period	5,206,720	5,533,632	3,876,854	4,231,503	21,549,750	21,797,684
End of period	$5,850,550	$5,206,720	$4,033,859	$3,876,854	$23,592,713	$21,549,750

Undistributed (distributions in excess of) net investment income	$27,922	$(4,119)	$9,675	$14,387	$92,306	$41,075

	International Growth
	and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2017*	2016	2017*	2016	2017*	2016
Operations:
Net investment income (loss)	$ 23,232	$ 30,357	$ 8,513	$ 10,171	$ 208,642	$ 356,748
Net realized gain (loss)	(2,442)	(11,768)	3,293	(5,074)	596,667	1,072,096
Net unrealized appreciation (depreciation)	148,945	(534)	23,263	5,120	952,793	360,724
Net increase (decrease) in net assets resulting from operations	169,735	18,055	35,069	10,217	1,758,102	1,789,568
Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,360)	(30,394)	(6,422)	(11,031)	(70,189)	(347,205)
Distributions from net realized gain on investments	–	(4,687)	–	–	(1,069,604)	(465,866)
Total dividends and distributions paid to shareholders	(2,360)	(35,081)	(6,422)	(11,031)	(1,139,793)	(813,071)
Net capital share transactions	109,541	125,599	60,981	175,844	1,973,107	1,700,837
Total increase (decrease) in net assets	276,916	108,573	89,628	175,030	2,591,416	2,677,334
Net assets:
Beginning of period	1,101,452	992,879	412,035	237,005	21,047,901	18,370,567
End of period	$1,378,368	$1,101,452	$501,663	$412,035	$23,639,317	$21,047,901

Undistributed (distributions in excess of) net investment income	$22,391	$1,519	$1,143	$(948)	$209,787	$71,334

See end of statements of changes in net assets for footnote.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

				Blue Chip Income		Global Growth
International Fund		New World Fund		and Growth Fund		and Income Fund		Growth-Income Fund
Six months		Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2017*	2016	2017*	2016	2017*	2016	2017*	2016	2017*	2016

$ 75,406	$ 107,613	$ 22,503	$ 30,850	$ 96,340	$ 173,682	$ 27,713	$ 37,944	$ 210,870	$ 406,211
204,731	174,210	181,884	(49,262)	380,582	340,410	127,571	63,152	1,139,911	1,870,618
1,106,642	486	218,476	165,410	25,613	803,943	132,265	36,088	1,200,354	478,434
1,386,779	282,309	422,863	146,998	502,535	1,318,035	287,549	137,184	2,551,135	2,755,263

(28,350)	(112,086)	(4,703)	(26,290)	(30,871)	(170,997)	(5,647)	(36,671)	(72,640)	(395,167)
(100,923)	(637,485)	–	–	(328,661)	(595,206)	(33,691)	–	(1,807,557)	(2,694,334)
(129,273)	(749,571)	(4,703)	(26,290)	(359,532)	(766,203)	(39,338)	(36,671)	(1,880,197)	(3,089,501)
67,237	439,487	(160,120)	79,376	93,531	1,193,132	(304,804)	114,314	1,492,912	2,214,035
1,324,743	(27,775)	258,040	200,084	236,534	1,744,964	(56,593)	214,827	2,163,850	1,879,797

7,454,875	7,482,650	2,893,865	2,693,781	8,643,238	6,898,274	1,991,609	1,776,782	26,093,190	24,213,393
$8,779,618	$7,454,875	$3,151,905	$2,893,865	$8,879,772	$8,643,238	$1,935,016	$1,991,609	$28,257,040	$26,093,190

$76,172	$29,116	$3,247	$(14,553)	$96,117	$30,648	$28,427	$6,361	$217,613	$79,383

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months		Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2017*	2016	2017*	2016	2017*	2016	2017*	2016	2017*	2016

$ 2,532	$ 3,667	$ 113,034	$ 188,699	$ 25,918	$ 49,208	$ 52,212	$ 106,342	$ 2,425	$ 4,590
5,744	1,518	(43,605)	163,219	(24,810)	(11,548)	31,241	(82,614)	2,330	4,966
19,935	5,219	210,216	(52,479)	113,267	25,290	(3,231)	262,380	409	(1,322)
28,211	10,404	279,645	299,439	114,375	62,950	80,222	286,108	5,164	8,234

–	(3,285)	(60,071)	(197,417)	–	(15,576)	(19,156)	(106,140)	(1,054)	(6,310)
(934)	–	(157,394)	(35,948)	(14,450)	(4,207)	–	–	(2,214)	(3,532)
(934)	(3,285)	(217,465)	(233,365)	(14,450)	(19,783)	(19,156)	(106,140)	(3,268)	(9,842)
10,395	25,497	(448,998)	898,544	48,567	(40,534)	(268,749)	(193,559)	2,723	(117)
37,672	32,616	(386,818)	964,618	148,492	2,633	(207,683)	(13,591)	4,619	(1,725)

251,880	219,264	10,889,517	9,924,899	2,248,184	2,245,551	1,781,641	1,795,232	340,405	342,130
$289,552	$251,880	$10,502,699	$10,889,517	$2,396,676	$2,248,184	$1,573,958	$1,781,641	$345,024	$340,405

$1,472	$(1,060)	$112,798	$59,835	$20,272	$(5,646)	$50,886	$17,830	$2,404	$1,033

American Funds Insurance Series	131

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2017*	2016	2017*	2016	2017*	2016
Operations:
Net investment income (loss)	$ 441	$ (452)	$ 22,368	$ 36,028	$ (307)	$ 731
Net realized gain (loss)	–	–	25,946	9,371	21,165	(560)
Net unrealized appreciation (depreciation)	(35)	(3)	6,789	(5,718)	8,123	6,120
Net increase (decrease) in net assets resulting from operations	406	(455)	55,103	39,681	28,981	6,291
Dividends and distributions paid to shareholders:
Dividends from net investment income	–	–	(7,654)	(46,049)	(734)	(330)
Distributions from net realized gain on investments	–	–	–	(60,973)	(4,142)	(15,012)
Total dividends and distributions paid to shareholders	–	–	(7,654)	(107,022)	(4,876)	(15,342)
Net capital share transactions	(40,923)	(11,965)	(201,901)	43,179	21,094	64,347
Total increase (decrease) in net assets	(40,517)	(12,420)	(154,452)	(24,162)	45,199	55,296
Net assets:
Beginning of period	351,016	363,436	3,037,724	3,061,886	201,128	145,832
End of period	$310,499	$351,016	$2,883,272	$3,037,724	$246,327	$201,128

Undistributed (distributions in excess of) net investment income	$421	$(20)	$22,411	$7,697	$(312)	$729

*Unaudited.

See Notes to Financial Statements

132	American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2017*	2016	2017*	2016	2017*	2016	2017*	2016

$ 65	$ 884	$ 217	$ 4,012	$ (33)	$ 1,562	$ 2,371	$ 41,207
352	(4,433)	12,311	5,539	10,689	5,070	173,744	37,559
16,625	1,071	3,936	15,029	4,193	2,438	97,975	148,316
17,042	(2,478)	16,464	24,580	14,849	9,070	274,090	227,082

(900)	(843)	(4,294)	(3,375)	(1,867)	(1,707)	(31,722)	(44,188)
(1,403)	(2,185)	(5,569)	(5,923)	(7,726)	(8,465)	(38,742)	(93,578)
(2,303)	(3,028)	(9,863)	(9,298)	(9,593)	(10,172)	(70,464)	(137,766)
11,392	19,951	63,816	138,529	19,694	39,189	323,620	804,645
26,131	14,445	70,417	153,811	24,950	38,087	527,246	893,961

97,605	83,160	291,216	137,405	160,756	122,669	3,558,980	2,665,019
$123,736	$97,605	$361,633	$291,216	$185,706	$160,756	$4,086,226	$3,558,980

$56	$891	$197	$4,274	$(35)	$1,865	$2,234	$31,585

American Funds Insurance Series	133

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – Seeks to provide long-term growth of capital.

Global Small Capitalization Fund – Seeks to provide long-term growth of capital.

Growth Fund – Seeks to provide growth of capital.

International Fund – Seeks to provide long-term growth of capital.

New World Fund – Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund – Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder – Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund – Seeks to provide current income and preservation of capital.

134	American Funds Insurance Series

Ultra-Short Bond Fund – Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders – Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	135

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities

Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

136	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	137

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2017 (dollars in thousands):

Global Growth Fund

	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,741,170	$ –	$–	$1,741,170
Consumer discretionary	1,079,024	32,599	–	1,111,623
Health care	813,379	–	–	813,379
Financials	569,702	–	–	569,702
Consumer staples	444,881	–	–	444,881
Industrials	359,346	–	–	359,346
Energy	144,098	–	–	144,098
Materials	111,407	8,898	–	120,305
Telecommunication services	85,633	–	–	85,633
Miscellaneous	291,977	–	–	291,977
Bonds, notes & other debt instruments	–	1,999	–	1,999
Short-term securities	–	177,358	–	177,358

Total	$5,640,617	$220,854	$–	$5,861,471

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$69	$–	$69

  *Securities with a value of $2,454,098,000, which represented 41.95% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund
	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$ 855,368	$14,839	$ –	$ 870,207
Information technology	668,640	–	–	668,640
Health care	644,673	2,626	–	647,299
Industrials	385,813	18,288	–	404,101
Financials	338,845	–	–	338,845
Consumer staples	147,184	–	–	147,184
Materials	139,439	–	–	139,439
Real estate	110,782	–	–	110,782
Energy	93,339	1,355	9,848	104,542
Utilities	87,230	–	–	87,230
Telecommunication services	10,878	6,161	–	17,039
Miscellaneous	191,853	1,563	1,860	195,276
Rights & warrants	651	–	–	651
Bonds, notes & other debt instruments	–	28,120	–	28,120
Short-term securities	–	277,103	–	277,103

Total	$3,674,695	$350,055	$11,708	$4,036,458

138	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$275	$–	$275
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(561)	–	(561)

Total	$–	$(286)	$–	$(286)

*Securities with a value of $1,441,058,000, which represented 35.72% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,139,327	$–	$–	$7,139,327
Consumer discretionary	4,901,933	–	–	4,901,933
Health care	3,442,868	–	–	3,442,868
Energy	1,758,064	–	–	1,758,064
Financials	1,732,006	–	–	1,732,006
Industrials	1,446,255	–	–	1,446,255
Consumer staples	547,711	–	–	547,711
Telecommunication services	219,461	–	–	219,461
Other	324,938	–	–	324,938
Miscellaneous	402,317	–	–	402,317
Convertible stocks	–	–	12,276	12,276
Short-term securities	–	1,700,558	–	1,700,558

Total	$21,914,880	$1,700,558	$12,276	$23,627,714

*Securities with a value of $1,434,478,000, which represented 6.08% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,198,172	$261,259	$–	$1,459,431
Information technology	1,194,960	–	–	1,194,960
Consumer discretionary	1,160,780	–	–	1,160,780
Health care	841,549	–	–	841,549
Consumer staples	727,159	–	–	727,159
Industrials	709,289	–	–	709,289
Utilities	514,170	–	–	514,170
Materials	464,340	–	–	464,340
Energy	333,663	–	–	333,663
Telecommunication services	265,173	–	–	265,173
Real estate	169,869	–	–	169,869
Miscellaneous	86,831	–	–	86,831
Bonds, notes & other debt instruments	–	65,688	–	65,688
Short-term securities	–	795,799	–	795,799

Total	$7,665,955	$1,122,746	$–	$8,788,701

See next page for footnote.

American Funds Insurance Series	139

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$59	$–	$59

*Securities with a value of $6,567,118,000, which represented 74.80% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$758,557	$–	$–	$758,557
Consumer discretionary	305,448	40,941	–	346,389
Financials	282,536	53,654	–	336,190
Consumer staples	270,766	–	–	270,766
Energy	257,425	12,591	–	270,016
Industrials	197,477	–	–	197,477
Health care	156,011	–	–	156,011
Materials	151,643	2,085	–	153,728
Utilities	85,757	–	–	85,757
Telecommunication services	61,130	–	–	61,130
Real estate	36,777	–	27	36,804
Miscellaneous	133,078	–	–	133,078
Rights & warrants	–	48,361	–	48,361
Bonds, notes & other debt instruments	–	100,959	–	100,959
Short-term securities	–	175,347	–	175,347

Total	$2,696,605	$433,938	$27	$3,130,570

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$183	$–	$183
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(39)	–	(39)

Total	$–	$144	$–	$144

*Securities with a value of $841,725,000, which represented 26.71% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

140	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,481,553	$–	$–	$1,481,553
Financials	1,287,642	–	–	1,287,642
Information technology	1,210,398	–	–	1,210,398
Consumer staples	1,158,178	–	–	1,158,178
Industrials	866,684	–	–	866,684
Telecommunication services	669,531	–	–	669,531
Energy	517,820	–	–	517,820
Consumer discretionary	427,223	–	–	427,223
Materials	330,876	–	–	330,876
Utilities	147,983	–	–	147,983
Real estate	40,072	–	–	40,072
Miscellaneous	435,631	–	–	435,631
Short-term securities	–	287,932	–	287,932

Total	$8,573,591	$287,932	$–	$8,861,523

Global Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$429,421	$–	$–	$429,421
Financials	208,557	–	–	208,557
Industrials	192,035	–	–	192,035
Consumer staples	189,662	–	–	189,662
Consumer discretionary	170,603	–	–	170,603
Energy	136,859	–	–	136,859
Health care	135,246	–	–	135,246
Materials	81,888	–	–	81,888
Real estate	69,904	–	–	69,904
Utilities	67,797	–	–	67,797
Telecommunication services	32,609	–	–	32,609
Miscellaneous	69,554	6,491	–	76,045
Rights & warrants	178	–	–	178
Convertible bonds	–	6,821	–	6,821
Bonds, notes & other debt instruments	–	38,353	–	38,353
Short-term securities	–	69,339	–	69,339

Total	$1,784,313	$121,004	$–	$1,905,317

*Securities with a value of $741,282,000, which represented 38.31% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

American Funds Insurance Series	141

Growth-Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,498,198	$–	$–	$4,498,198
Consumer discretionary	4,231,362	–	–	4,231,362
Health care	4,117,707	–	–	4,117,707
Financials	3,202,666	–	–	3,202,666
Industrials	2,292,789	–	–	2,292,789
Consumer staples	1,956,533	97,914	–	2,054,447
Energy	1,678,819	–	–	1,678,819
Materials	1,322,517	–	–	1,322,517
Real estate	517,877	–	–	517,877
Telecommunication services	506,765	–	–	506,765
Utilities	239,796	–	–	239,796
Mutual funds	132,822	–	–	132,822
Miscellaneous	1,320,207	38,611	–	1,358,818
Convertible stocks	–	5,722	–	5,722
Convertible bonds	–	93,133	–	93,133
Bonds, notes & other debt instruments	–	56,801	–	56,801
Short-term securities	–	1,935,493	–	1,935,493

Total	$26,018,058	$2,227,674	$–	$28,245,732

*Securities with a value of $1,532,209,000, which represented 5.42% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$195,509	$53,170	$–	$248,679
Consumer staples	141,525	–	2,092	143,617
Industrials	143,296	–	–	143,296
Consumer discretionary	101,120	9,759	–	110,879
Utilities	106,169	–	–	106,169
Information technology	103,140	–	–	103,140
Health care	83,606	–	–	83,606
Energy	63,883	–	–	63,883
Real estate	60,842	–	–	60,842
Telecommunication services	37,867	–	–	37,867
Materials	37,046	–	–	37,046
Miscellaneous	38,208	–	–	38,208
Bonds, notes & other debt instruments	–	40,849	–	40,849
Short-term securities	–	167,548	–	167,548

Total	$1,112,211	$271,326	$2,092	$1,385,629

*Securities with a value of $781,320,000, which represented 56.68% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

142	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$70,538	$1,040	$–	$71,578
Consumer staples	63,534	–	–	63,534
Telecommunication services	39,630	–	–	39,630
Energy	37,101	–	–	37,101
Health care	30,239	–	–	30,239
Information technology	24,757	–	–	24,757
Real estate	23,484	–	–	23,484
Industrials	20,433	–	–	20,433
Utilities	19,922	–	–	19,922
Consumer discretionary	18,069	–	–	18,069
Materials	6,178	–	–	6,178
Miscellaneous	10,684	–	–	10,684
Convertible stocks	6,134	–	–	6,134
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	37,554	–	37,554
U.S. Treasury bonds & notes	–	37,460	–	37,460
Corporate bonds & notes	–	22,927	–	22,927
Asset-backed obligations	–	5,117	–	5,117
Short-term securities	–	25,394	–	25,394

Total	$370,703	$129,492	$–	$500,195

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(5)	$–	$(5)

*Securities with a value of $152,994,000, which represented 30.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,321,483	$–	$2,628	$4,324,111
Health care	2,012,092	–	619	2,012,711
Consumer discretionary	1,881,995	–	–	1,881,995
Financials	1,808,282	7,645	–	1,815,927
Consumer staples	1,224,153	–	–	1,224,153
Energy	1,059,504	–	–	1,059,504
Industrials	832,587	1,766	1	834,354
Materials	800,596	1,602	–	802,198
Real estate	279,872	–	–	279,872
Telecommunication services	230,118	–	–	230,118
Utilities	76,630	–	–	76,630
Miscellaneous	335,415	–	–	335,415
Convertible stocks	–	4,426	5,350	9,776
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,967,349	–	2,967,349
Corporate bonds & notes	–	2,278,161	13,147	2,291,308
Mortgage-backed obligations	–	1,341,845	–	1,341,845
Federal agency bonds & notes	–	51,361	–	51,361
Other	–	234,779	–	234,779
Short-term securities	–	2,344,983	–	2,344,983

Total	$14,862,727	$9,233,917	$21,745	$24,118,389

American Funds Insurance Series	143

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$345	$–	$–	$345
Unrealized appreciation on interest rate swaps	–	180	–	180
Liabilities:
Unrealized depreciation on interest rate swaps	–	(6,710)	–	(6,710)

Total	$345	$(6,530)	$–	$(6,185)

*Securities with a value of $591,467,000, which represented 2.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$36,294	$–	$–	$36,294
Consumer staples	22,927	–	–	22,927
Industrials	21,446	–	–	21,446
Financials	17,770	1,468	–	19,238
Health care	16,612	–	–	16,612
Consumer discretionary	13,774	–	–	13,774
Materials	12,976	772	–	13,748
Energy	12,648	–	–	12,648
Utilities	6,278	–	–	6,278
Real estate	3,430	–	–	3,430
Telecommunication services	1,804	–	–	1,804
Miscellaneous	13,687	–	–	13,687
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	42,096	–	42,096
U.S. Treasury bonds & notes	–	24,713	–	24,713
Corporate bonds & notes	–	19,854	–	19,854
Mortgage-backed obligations	–	3,413	–	3,413
Asset-backed obligations	–	200	–	200
Short-term securities	–	14,994	–	14,994

Total	$179,646	$107,510	$–	$287,156

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$167	$–	$167
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(119)	–	(119)

Total	$–	$48	$–	$48

*Securities with a value of $71,519,000, which represented 24.70% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$3,795,603	$ 457	$3,796,060
Mortgage-backed obligations	–	2,860,076	–	2,860,076
U.S. Treasury bonds & notes	–	2,228,457	–	2,228,457
Bonds & notes of governments & government agencies outside the U.S.	–	699,205	–	699,205
Asset-backed obligations	–	376,981	–	376,981
Municipals	–	186,794	–	186,794
Federal agency bonds & notes	–	12,135	–	12,135
Common stocks	1,049	–	1,095	2,144
Rights & warrants	–	–	71	71
Short-term securities	–	2,317,962	–	2,317,962

Total	$1,049	$12,477,213	$1,623	$12,479,885

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$939	$–	$–	$939
Unrealized appreciation on open forward currency contracts	–	1,952	–	1,952
Unrealized appreciation on interest rate swaps	–	15,160	–	15,160
Liabilities:
Unrealized depreciation on futures contracts	(4,547)	–	–	(4,547)
Unrealized depreciation on open forward currency contracts	–	(4,449)	–	(4,449)
Unrealized depreciation on interest rate swaps	–	(7,336)	–	(7,336)

Total	$(3,608)	$5,327	$–	$1,719

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$–	$309,028	$–	$309,028
Japanese yen	–	218,758	–	218,758
Polish zloty	–	107,838	–	107,838
Mexican pesos	–	82,146	–	82,146
Indian rupees	–	58,380	–	58,380
Malaysian ringgits	–	50,426	–	50,426
British pounds	–	42,138	–	42,138
Norwegian kroner	–	40,554	–	40,554
Australian dollars	–	40,378	–	40,378
Colombian pesos	–	29,310	–	29,310
Danish kroner	–	25,593	–	25,593
Turkish lira	–	24,431	–	24,431
Israeli shekels	–	19,754	–	19,754
Chilean pesos	–	19,736	–	19,736
Canadian dollars	–	14,534	–	14,534
Hungarian forints	–	12,713	–	12,713
U.S. dollars	–	963,589	195	963,784
Other	–	39,430	–	39,430
Convertible stocks	–	143	909	1,052
Common stocks	104	494	402	1,000
Short-term securities	–	309,708	–	309,708

Total	$104	$2,409,081	$1,506	$2,410,691

American Funds Insurance Series	145

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$216	$–	$–	$216
Unrealized appreciation on open forward currency contracts	–	4,096	–	4,096
Unrealized appreciation on interest rate swaps	–	1,706	–	1,706
Liabilities:
Unrealized depreciation on futures contracts	(200)	–	–	(200)
Unrealized depreciation on open forward currency contracts	–	(5,273)	–	(5,273)
Unrealized depreciation on interest rate swaps	–	(923)	–	(923)

Total	$16	$(394)	$–	$(378)

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$1,440,254	$12,878	$1,453,132
Other	–	14,467	–	14,467
Convertible bonds	–	5,839	–	5,839
Convertible stocks	8,476	3,163	5,189	16,828
Common stocks	3,052	4,062	5,493	12,607
Rights & warrants	–	–	46	46
Short-term securities	–	62,090	–	62,090

Total	$11,528	$1,529,875	$23,606	$1,565,009

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$–	$267	$–	$267
Unrealized appreciation on credit default swaps	–	149	–	149
Liabilities:
Unrealized depreciation on interest rate swaps	–	(21)	–	(21)

Total	$–	$395	$–	$395

*Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2017 (dollars in thousands):

	Beginning value at 1/1/2017	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2017
Investment securities	$22,631	$47	$258	$(16)	$–	$686	$–	$23,606

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2017								$686

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

146	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2017	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$12,878	Yield to call price	Yield to call	2.5% - 5.0%	Decrease
		Yield analysis	Yield risk premium	100 - 500 bps risk premium	Decrease
Convertible stocks	5,189	Accreted value (stated value increased by accrued dividends)	Payment-in-kind (PIK) dividend rate	N/A	Increase
Common stocks	5,493	Estimated liquidation proceeds	Discount to reflect timing of receipt and amount of proceeds	25% discount	Decrease
		Enterprise valuation	EV/EBITDA multiple	5.0x - 11.5x	Increase
		Arms-length transaction	Arms-length transaction	N/A	N/A
Rights & warrants	46	Net Present Value Model	Discount rate	12% discount	Decrease
	$23,606

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$213,976	$–	$213,976
Federal agency bonds & notes	–	63,383	–	63,383
U.S. Treasury bonds & notes	–	41,075	–	41,075
Asset-backed obligations	–	18,343	–	18,343
Corporate bonds & notes	–	–	214	214
Short-term securities	–	62,690	–	62,690

Total	$–	$399,467	$214	$399,681

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$84	$–	$–	$84
Unrealized appreciation on interest rate swaps	–	1,345	–	1,345
Liabilities:
Unrealized depreciation on futures contracts	(631)	–	–	(631)
Unrealized depreciation on interest rate swaps	–	(1,651)	–	(1,651)

Total	$(547)	$(306)	$–	$(853)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2017, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	147

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,222,880	$–	$1,222,880
Mortgage-backed obligations	–	1,037,202	–	1,037,202
Federal agency bonds & notes	–	540,148	–	540,148
Short-term securities	–	204,545	–	204,545

Total	$–	$3,004,775	$–	$3,004,775

	Other investments
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$191	$–	$–	$191
Unrealized appreciation on interest rate swaps	–	16,711	–	16,711
Liabilities:
Unrealized depreciation on futures contracts	(6,688)	–	–	(6,688)
Unrealized depreciation on interest rate swaps	–	(24,340)	–	(24,340)

Total	$(6,497)	$(7,629)	$–	$(14,126)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2017, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks – Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

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Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

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Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

American Funds Insurance Series	151

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

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Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

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On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps for each fund (dollars in thousands):

	Futures		Forwards		Interest rate swaps	Credit default swaps
Global Growth Fund	Not applicable		$ 5,416		Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable		94,919		Not applicable	Not applicable
International Fund	Not applicable		259,198		Not applicable	Not applicable
New World Fund	Not applicable		13,461		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable		7,767	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable		15,682	*	Not applicable	Not applicable
Capital Income Builder	Not applicable		469		Not applicable	Not applicable
Asset Allocation Fund	$ 219,612		Not applicable		$ 2,097,900	Not applicable
Global Balanced Fund	Not applicable		17,483		Not applicable	Not applicable
Bond Fund	1,612,655		385,299		1,705,816	Not applicable
Global Bond Fund	89,251		519,687		244,046	Not applicable
High-Income Bond Fund	Not applicable		Not applicable		23,513	$ 33,633
Mortgage Fund	231,062		Not applicable		408,752	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,614,240		Not applicable		6,343,500	Not applicable
Managed Risk International Fund	42,606	*	Not applicable		Not applicable	Not applicable

*No	contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

154 American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2017 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	275	59
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
			$ 69	$ 275	$ 59

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	561	–
Forward currency	Currency	Payables for closed forward currency contracts	–	922	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
			$ –	$ 1,483	$ –

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	134	(3,099)	(8,385)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
			$ 134	$(3,099)	$(8,385)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation (depreciation) on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(290)	(1,672)	2,203
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
			$(290)	$(1,672)	$ 2,203
			$(290)	$(1,672)	$2,203

See end of tables for footnote.

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			New World Fund	Global Growth and Income Fund	International Growth and Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	183	–	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
			$ 183	$ –	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	39	–	–
Forward currency	Currency	Payables for closed forward currency contracts	13	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
			$ 52	$ –	$ –

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(859)	(157)	(143)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
			$(859)	$(157)	$(143)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	134	(147)	105
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
			$ 134	$(147)	$ 105

156	American Funds Insurance Series

			Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ 345	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	–	167
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	180	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
			$ –	$ 525	$ 167

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	5	–	119
Forward currency	Currency	Payables for closed forward currency contracts	–	–	9
Interest rate swaps	Interest	Net unrealized depreciation*	–	6,710	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
			$ 5	$ 6,710	$ 128

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ 1,548	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(26)	–	(115)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	3,474	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
			$(26)	$ 5,022	$(115)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$ –	$ 104	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	–	–	(53)
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	–	(2,901)	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
			$ –	$(2,797)	$ (53)

See end of tables for footnote.

American Funds Insurance Series	157

			Bond Fund	Global Bond Fund	High- Income Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ 939	$ 216	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,952	4,096	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	185	–
Interest rate swaps	Interest	Net unrealized appreciation*	15,160	1,706	267
Credit default swaps	Credit	Net unrealized appreciation*	–	–	149
			$ 18,051	$ 6,203	$ 416

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 4,547	$ 200	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	4,449	5,273	–
Forward currency	Currency	Payables for closed forward currency contracts	–	299	–
Interest rate swaps	Interest	Net unrealized depreciation*	7,336	923	21
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
			$ 16,332	$ 6,695	$ 21

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ 19,307	$ 657	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(43,217)	(10,947)	–
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(1,445)	(918)	(223)
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	553
			$(25,355)	$(11,208)	$ 330

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized (depreciation) appreciation on futures contracts	$ (2,500)	$ 16	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(4,424)	4,188	–
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	(637)	(339)	(181)
Credit default swaps	Credit	Net unrealized depreciation on credit default swaps	–	–	(495)
			$ (7,561)	$ 3,865	$(676)

158	American Funds Insurance Series

			Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk International Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ 84	$ 191	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	1,345	16,711	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
			$ 1,429	$ 16,902	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 631	$ 6,688	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	1,651	24,340	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
			$ 2,282	$ 31,028	$ –

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realize gain on futures contracts	$ 1,927	$ 11,432	$ –
Futures contracts	Equity	Net realized loss on futures contracts	–	–	(624)
Futures contracts	Currency	Net realized gain on futures contracts	–	–	118
Forward currency	Currency	Net realized gain on forward currency contracts	–	–	–
Interest rate swaps	Interest	Net realized gain on interest rate swaps	261	16,310	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
			$ 2,188	$ 27,742	$(506)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$ (230)	$ (82)	$ –
Futures contracts	Equity	Net unrealized depreciation on futures contracts	–	–	160
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	(142)
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation on interest rate swaps	(962)	(17,657)	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
			$(1,192)	$(17,739)	$ 18

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series	159

Collateral – Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2017, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$69	$–	$–	$–	$69

Global Small Capitalization Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Citibank	$ 30	$ 30	$ –	$–	$ –
JPMorgan Chase	162	–	–	–	162
UBS AG	83	–	–	–	83
Total	$ 275	$(30)	$ –	$–	$245

Liabilities:
Bank of America, N.A.	$ 442	$ –	$(339)	$–	$103
Citibank	317	(30)	(287)	–	–
Goldman Sachs	480	–	–	–	480
HSBC Bank	244	–	–	–	244
Total	$1,483	$(30)	$(626)	$–	$827

International Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$59	$–	$–	$–	$59

160	American Funds Insurance Series

New World Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$ 25	$(21)	$–	$–	$ 4
Barclays Bank PLC	28	–	–	–	28
Citibank	27	(2)	–	–	25
Goldman Sachs	21	–	–	–	21
JPMorgan Chase	73	(12)	–	–	61
UBS AG	9	–	–	–	9
Total	$183	$(35)	$–	$–	$148

Liabilities:
Bank of America, N.A.	$21	$(21)	$–	$–	$–
Citibank	2	(2)	–	–	–
HSBC Bank	17	–	–	–	17
JPMorgan Chase	12	(12)	–	–	–
Total	$ 52	$(35)	$–	$–	$17

Capital Income Builder
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$5	$–	$–	$–	$5

Global Balanced Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$ 42	$(33)	$–	$–	$9
Bank of New York Mellon	7	–	–	–	7
Barclays Bank PLC	11	(10)	–	–	1
Citibank	57	(10)	–	–	47
Goldman Sachs	10	(10)	–	–	–
HSBC Bank	5	(5)	–	–	–
JPMorgan Chase	10	(10)	–	–	–
UBS AG	25	(13)	–	–	–
Total	$167	$(91)	$–	$–	$76

Liabilities:
Bank of America, N.A.	$ 33	$(33)	$–	$–	$–
Barclays Bank PLC	10	(10)	–	–	–
Citibank	10	(10)	–	–	–
Goldman Sachs	13	(10)	–	–	–
HSBC Bank	11	(5)	–	–	3
JPMorgan Chase	38	(10)	–	–	6
UBS AG	13	(13)	–	–	28
Total	$128	$(91)	$–	$–	$37

See end of tables for footnote.

American Funds Insurance Series	161

Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$ 280	$(280)	$ –	$–	$ –
Barclays Bank PLC	9	–	–	–	9
HSBC Bank	599	–	(400)	–	199
JPMorgan Chase	408	(408)	–	–	–
UBS AG	656	–	(391)	–	265

Total	$1,952	$(688)	$ (791)	$–	$ –

Liabilities:
Bank of America, N.A.	$ 561	$(280)	$ (281)	$–	$ –
Citi	1,504	–	(1,504)	–	–
JPMorgan Chase	2,384	(408)	(1,976)	–	–

Total	$4,449	$(688)	$(3,761)	$–	$ –

Global Bond Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$ 461	$ (461)	$ –	$–	$ –
Barclays Bank PLC	444	–	(353)	–	91
Citibank	1,119	(761)	–	–	358
Goldman Sachs	406	(388)	–	–	18
HSBC Bank	130	(130)	–	–	–
JPMorgan Chase	768	(768)	–	–	–
UBS AG	953	(329)	(573)	–	51

Total	$4,281	$(2,837)	$ (926)	$–	$518

Liabilities:
Bank of America, N.A.	$1,636	$ (461)	$(1,174)	$–	$ 1
Citibank	761	(761)	–	–	–
Goldman Sachs	388	(388)	–	–	–
HSBC Bank	1,044	(130)	(914)	–	–
JPMorgan Chase	1,414	(768)	(547)	–	99
UBS AG	329	(329)	–	–	–

Total	$5,572	$(2,837)	$(2,635)	$–	$100

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation –  Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2013. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

162	American Funds Insurance Series

The funds are not subject to examination by state tax authorities for tax years before 2012. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Global Growth and Income Fund and Growth-Income Fund for tax years before 2010; International Growth and Income Fund for tax years before 2011; Global Balanced Fund for tax years before 2012; Asset Allocation Fund, Bond Fund and Global Bond Fund for tax years before 2014 and High-Income Bond Fund for tax years before 2015. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2016. These will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration date. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2016:
Undistributed ordinary income	$5,309	$ 16,070	$87,925	$31,353	$4,686	$69,604
Undistributed long-term capital gain	174,084	–	2,194,931	97,715	–	288,969
Capital loss carryforward:
No expiration	–	(55,253)	–	–	(123,342)	–
As of June 30, 2017:
Gross unrealized appreciation on investment securities	1,723,657	995,883	7,934,845	1,907,042	566,247	1,945,350
Gross unrealized depreciation on investment securities	(67,086)	(213,154)	(588,537)	(426,727)	(107,302)	(142,595)
Net unrealized appreciation (depreciation) on investment securities	1,656,571	782,729	7,346,308	1,480,315	458,945	1,802,755
Cost of investment securities	4,204,900	3,253,729	16,281,406	7,308,386	2,671,625	7,058,768

American Funds Insurance Series	163

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
As of December 31, 2016:
Undistributed ordinary income	$5,588	$95,174	$2,317	$21	$85,089	$–
Late year ordinary loss deferral*	–	–	–	–	–	(473)
Undistributed long-term capital gain	33,689	1,784,903	–	–	1,054,302	933
Capital loss carryforward:
No expiration	–	–	(12,324)	(6,972)	–	–
As of June 30, 2017:
Gross unrealized appreciation on investment securities	393,064	7,610,076	142,939	31,197	4,922,131	45,605
Gross unrealized depreciation on investment securities	(31,215)	(875,561)	(43,073)	(13,180)	(588,465)	(6,316)
Net unrealized appreciation (depreciation) on investment securities	361,849	6,734,515	99,866	18,017	4,333,666	39,289
Cost of investment securities	1,543,468	21,511,217	1,285,763	482,178	19,784,723	247,867
	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
As of December 31, 2016:
Undistributed ordinary income	$176,002	$14,185	$19,119	$1,751	$–	$7,538
Late year ordinary loss deferral*	–	(9,683)	–	–	–	–
Undistributed long-term capital gain	41,190	267	–	1,475	–	–
Capital loss carryforward:
No expiration	–	–	(170,563)	–	–	(6,295)
Expiring 2017	–	–	(45,026)	–	–	–
	–	–	(215,589)	–	–	(6,295)

As of June 30, 2017:
Gross unrealized appreciation on investment securities	135,012	58,070	38,595	2,810	5	16,247
Gross unrealized depreciation on investment securities	(65,501)	(41,725)	(65,040)	(1,580)	(17)	(13,386)
Net unrealized appreciation (depreciation) on investment securities	69,511	16,345	(26,445)	1,230	(12)	2,861
Cost of investment securities	12,410,374	2,394,346	1,591,454	398,451	310,858	3,001,914

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
As of December 31, 2016:
Undistributed ordinary income	$729	$891	$4,274	$1,865	$31,585
Undistributed long-term capital gain	4,133	1,396	5,561	7,717	38,638
As of June 30, 2017:
Gross unrealized appreciation on investment securities	–	211	1,764	–	106,941
Gross unrealized depreciation on investment securities	(5,400)	–	–	(10,243)	–
Net unrealized appreciation (depreciation) on investment securities	(5,400)	211	1,764	(10,243)	106,941
Cost of investment securities	251,943	123,633	360,192	196,103	3,983,210

  *These deferrals are considered incurred in the subsequent year.

164	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$2,246		$ 55,298	$ 57,544		$24,109	$126,735	$150,844
Class 1A*	1		16	17
Class 2	3,157		114,893	118,050		44,725	291,772	336,497
Class 4	79		3,889	3,968		945	7,147	8,092

Total	$5,483		$174,096	$179,579		$69,779	$425,654	$495,433

Global Small Capitalization Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 6,344		$–	$ 6,344		$11,807	$273,687	$285,494
Class 1A*	–	†	–	–	†
Class 2	9,528		–	9,528		12,193	433,806	445,999
Class 4	220		–	220		142	6,715	6,857

Total	$16,092		$–	$16,092		$24,142	$714,208	$738,350

Growth Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$30,665		$ 713,987	$ 744,652		$ 68,458	$ 603,135	$ 671,593
Class 1A*	3		63	66
Class 2	54,612		1,409,266	1,463,878		105,243	1,244,603	1,349,846
Class 3	740		18,484	19,224		1,482	16,336	17,818
Class 4	1,903		53,128	55,031		2,484	36,779	39,263

Total	$87,923		$2,194,928	$2,282,851		$177,667	$1,900,853	$2,078,520

International Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$16,895		$49,783	$ 66,678		$ 59,237	$296,124	$355,361
Class 1A*	1		3	4
Class 2	14,140		46,642	60,782		51,666	334,251	385,917
Class 3	103		331	434		389	2,445	2,834
Class 4	309		1,066	1,375		794	4,665	5,459

Total	$31,448		$97,825	$129,273		$112,086	$637,485	$749,571

See end of tables for footnotes.

American Funds Insurance Series	165

New World Fund

	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid		Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$3,080		$–		$3,080		$17,725	$–	$17,725
Class 1A*	–	†	–		–	†
Class 2	1,283		–		1,283		7,100	–	7,100
Class 4	340		–		340		1,465	–	1,465

Total	$4,703		$–		$4,703		$26,290	$–	$26,290

Blue Chip Income and Growth Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$42,318		$170,748		$213,066		$137,434	$292,079	$429,513
Class 1A*	2		5		7
Class 2	26,549		113,013		139,562		92,301	236,696	328,997
Class 4	1,292		5,605		6,897		2,759	4,934	7,693

Total	$70,161		$289,371		$359,532		$232,494	$533,709	$766,203

Global Growth and Income Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$1,322		$ 7,109		$ 8,431		$11,131	$–	$11,131
Class 1A*	–	†	–	†	–	†
Class 2	4,262		26,178		30,440		25,283	–	25,283
Class 4	63		404		467		257	–	257

Total	$5,647		$33,691		$39,338		$36,671	$–	$36,671

Growth-Income Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$50,076		$ 884,958		$ 935,034		$263,296	$1,172,060	$1,435,356
Class 1A*	1		16		17
Class 2	43,011		853,292		896,303		250,881	1,329,722	1,580,603
Class 3	528		10,140		10,668		3,141	16,262	19,403
Class 4	1,662		36,513		38,175		8,305	45,834	54,139

Total	$95,278		$1,784,919		$1,880,197		$525,623	$2,563,878	$3,089,501

166	American Funds Insurance Series

International Growth and Income Fund

	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$1,924		$–		$1,924		$23,268	$3,458	$26,726
Class 1A*	–	†	–		–	†
Class 2	382		–		382		6,231	1,080	7,311
Class 4	54		–		54		895	149	1,044

Total	$2,360		$–		$2,360		$30,394	$4,687	$35,081

Capital Income Builder
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid		Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$2,810		$–		$2,810		$ 4,372	$–	$ 4,372
Class 1A*	1		–		1
Class 2	7		–		7		2	–	2
Class 4	3,604		–		3,604		6,657	–	6,657

Total	$6,422		$–		$6,422		$11,031	$–	$11,031

Asset Allocation Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$56,922		$ 666,425		$ 723,347		$229,739	$280,306	$510,045
Class 1A*	6		70		76
Class 2	18,277		241,077		259,354		81,019	120,303	201,322
Class 3	130		1,646		1,776		580	860	1,440
Class 4	10,033		145,207		155,240		38,591	61,673	100,264

Total	$85,368		$1,054,425		$1,139,793		$349,929	$463,142	$813,071

Global Balanced Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$–		$243		$243		$ 939	$–	$ 939
Class 1A*	–		–	†	–	†
Class 2	–		628		628		2,225	–	2,225
Class 4	–		63		63		121	–	121

Total	$–		$934		$934		$3,285	$–	$3,285

See end of tables for footnotes.

American Funds Insurance Series	167

Bond Fund

	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$110,298		$25,594		$135,892		$138,255	$11,305	$149,560
Class 1A*	6		1		7
Class 2	64,031		15,280		79,311		74,576	7,465	82,041
Class 4	1,814		441		2,255		1,614	150	1,764

Total	$176,149		$41,316		$217,465		$214,445	$18,920	$233,365

Global Bond Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 7,194		$103		$ 7,297		$10,101	$ 872	$10,973
Class 1A*	–	†	–	†	–	†
Class 2	6,965		100		7,065		7,811	923	8,734
Class 4	87		1		88		68	8	76

Total	$14,246		$204		$14,450		$17,980	$1,803	$19,783

High-Income Bond Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid		Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$ 9,084		$–		$ 9,084		$ 57,104	$–	$ 57,104
Class 1A*	1		–		1
Class 2	9,562		–		9,562		47,007	–	47,007
Class 3	156		–		156		746	–	746
Class 4	353		–		353		1,283	–	1,283

Total	$19,156		$–		$19,156		$106,140	$–	$106,140

Mortgage Fund
	Six months ended June 30, 2017						Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$1,450		$1,186		$2,636		$7,780	$152	$7,932
Class 1A*	–	†	–	†	–	†
Class 2	291		262		553		1,648	35	1,683
Class 4	40		39		79		222	5	227

Total	$1,781		$1,487		$3,268		$9,650	$192	$9,842

168	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$3,834		$–	$3,834		$44,429	$7,982	$52,411
Class 1A*	–	†	–	–	†
Class 2	3,682		–	3,682		43,530	8,728	52,258
Class 3	27		–	27		307	60	367
Class 4	111		–	111		1,615	371	1,986

Total	$7,654		$–	$7,654		$89,881	$17,141	$107,022

Managed Risk Growth Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$7		$22	$29		$3	$57	$60
Class P2	727		4,120	4,847		327	14,955	15,282

Total	$734		$4,142	$4,876		$330	$15,012	$15,342

Managed Risk International Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$1		$2	$3		$2	$4	$6
Class P2	899		1,401	2,300		841	2,181	3,022

Total	$900		$1,403	$2,303		$843	$2,185	$3,028

Managed Risk Blue Chip Income and Growth Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$2		$3	$5		$5	$8	$13
Class P2	4,292		5,566	9,858		3,370	5,915	9,285

Total	$4,294		$5,569	$9,863		$3,375	$5,923	$9,298

Managed Risk Growth-Income Fund
	Six months ended June 30, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$19		$73	$92		$15	$64	$79
Class P2	1,848		7,653	9,501		1,692	8,401	10,093

Total	$1,867		$7,726	$9,593		$1,707	$8,465	$10,172

See end of tables for footnotes.

American Funds Insurance Series	169

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$11,454	$13,811	$25,265	$16,330	$29,417	$45,747
Class P2	20,268	24,931	45,199	27,858	64,161	92,019

Total	$31,722	$38,742	$70,464	$44,188	$93,578	$137,766

*Class 1A shares began investment operations on January 6, 2017.

†Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2017, total investment advisory services fees waived by CRMC were $1,178,000.

170	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended June 30, 2017, before waiver	For the period ended June 30, 2017, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.690%	.460%	$.6	$5.0	.523%	.523%
Global Small Capitalization Fund	.800	.635	.6	5.0	.698	.698
Growth Fund	.500	.280	.6	34.0	.327	.327
International Fund	.690	.430	.5	21.0	.498	.498
New World Fund	.850	.620	.5	2.5	.707	.707
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.264	.264
International Growth and Income Fund	.690	.530	.5	1.0	.622	.622
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.269	.269
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.361	.361
Global Bond Fund	.570	.450	1.0	3.0	.530	.530
High-Income Bond Fund	.500	.420	.6	2.0	.465	.465
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an

American Funds Insurance Series	171

annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements – CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2017, total expenses reimbursed by CRMC were $473,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 89
Class 1A*	$ –	$ –	†	–	†
Class 2	4,609	Not applicable		184
Class 4	140	140		6

Total class-specific expenses	$4,749	$140		$279

International Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$203
Class 1A*	$ –	$ –	†	–	†
Class 2	4,966	Not applicable		199
Class 3	26	Not applicable		2
Class 4	100	100		4

Total class-specific expenses	$5,092	$100		$408

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 81
Class 1A*	$ –	$ –	†	–	†
Class 2	2,995	Not applicable		120
Class 4	65	65		2

Total class-specific expenses	$3,060	$65		$203

New World Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 94
Class 1A*	$ –	$ –	†	–	†
Class 2	1,199	Not applicable		48
Class 4	351	351		14

Total class-specific expenses	$1,550	$351		$156

Growth Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 370
Class 1A*	$ –	$ –	†	–	†
Class 2	18,358	Not applicable		734
Class 3	175	Not applicable		10
Class 4	645	645		26

Total class-specific expenses	$19,178	$645		$1,140

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$268
Class 1A*	$ –	$ –	†	–	†
Class 2	4,283	Not applicable		171
Class 4	195	195		8

Total class-specific expenses	$4,478	$195		$447

172	American Funds Insurance Series

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 29
Class 1A*	$ —	$ —	—
Class 2	1,810	Not applicable	72
Class 4	24	24	1

Total class-specific expenses	$1,834	$24	$102

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 3
Class 1A*	$ —	$ —	—
Class 2	232	Not applicable	9
Class 4	18	18	1

Total class-specific expenses	$250	$18	$13

Growth-Income Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 670
Class 1A*	$ —	$ —	†	—	†
Class 2	16,474	Not applicable		659
Class 3	144	Not applicable		8
Class 4	671	671		27

Total class-specific expenses	$17,289	$671		$1,364

Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$349
Class 1A*	$ —	$ —	†	—	†
Class 2	4,920	Not applicable		197
Class 4	136	136		5

Total class-specific expenses	$5,056	$136		$551

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$44
Class 1A*	$ —	$ —	†	—	†
Class 2	318	Not applicable		13
Class 4	52	52		2

Total class-specific expenses	$370	$52		$59

Global Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 58
Class 1A*	$ —	$ —	†	—	†
Class 2	1,422	Not applicable		57
Class 4	16	16		—	†

Total class-specific expenses	$1,438	$16		$115

Capital Income Builder

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 9
Class 1A*	$ —	$ —	†	—	†
Class 2	1	Not applicable		—	†
Class 4	345	345		14

Total class-specific expenses	$346	$345		$23

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$47
Class 1A*	$ —	$ —	†	—	†
Class 2	996	Not applicable		40
Class 3	12	Not applicable		1
Class 4	32	32		1

Total class-specific expenses	$1,040	$32		$89

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 702
Class 1A*	$ —	$ 1	—	†
Class 2	6,593	Not applicable	264
Class 3	33	Not applicable	2
Class 4	3,822	3,822	153

Total class-specific expenses	$10,448	$3,823	$1,121

See end of tables for footnotes.

American Funds Insurance Series	173

Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$14
Class 1A*	$ –	$ –	†	–	†
Class 2	78	Not applicable		3
Class 4	11	11		–

Total class-specific expenses	$89	$11		$17

Managed Risk International Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ –	†
Class P2	$140	140

Total class-specific expenses	$140	$140

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 2
Class 1A*	$ –	$ –	–
Class 2	341	Not applicable	13
Class 3	4	Not applicable	–
Class 4	17	17	1

Total class-specific expenses	$362	$17	$16

Managed Risk Blue Chip

Income and Growth Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ –	†
Class P2	$431	432

Total class-specific expenses	$431	$432

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 73
Class 1A*	$ –	$ –	†	–	†
Class 2	1,856	Not applicable		74
Class 3	9	Not applicable		1
Class 4	68	68		3

Total class-specific expenses	$1,933	$68		$151

Managed Risk Growth-Income Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 2
Class P2	$217	217

Total class-specific expenses	$217	$219

Managed Risk Growth Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 1
Class P2	$283	283

Total class-specific expenses	$283	$284

* Class 1A shares began investment operations on January 6, 2017.

† Amount less than one thousand.

Managed Risk Asset Allocation Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$1,688
Class P2	$3,127	3,127

Total class-specific expenses	$3,127	$4,815

174	American Funds Insurance Series

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$19	$ 8		$ 27
Global Small Capitalization Fund	14	6		20
Growth Fund	80	31		111
International Fund	28	11		39
New World Fund	11	4		15
Blue Chip Income and Growth Fund	32	12		44
Global Growth and Income Fund	7	3		10
Growth-Income Fund	96	37		133
International Growth and Income Fund	4	2		6
Capital Income Builder	1	1		2
Asset Allocation Fund	78	31		109
Global Balanced Fund	1	—	*	1
Bond Fund	40	15		55
Global Bond Fund	8	3		11
High-Income Bond Fund	7	2		9
Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	11	4		15
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	—	*	2
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	13	5		18

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of June 30, 2017 (dollars in thousands):

	Purchases	Sales
Global Small Capitalization Fund	$15,273	$105,787
International Fund	68,017	31,582
Blue Chip Income and Growth Fund	67,182	170,978

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2017.

American Funds Insurance Series	175

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 89,305	3,373	$ 57,544	2,074		$(157,017)	(5,802)	$ (10,168)	(355)
Class 1A2	538	19	16	1		(1)	–[3]	553	20
Class 2	29,976	1,163	118,050	4,296		(292,351)	(11,106)	(144,325)	(5,647)
Class 4	26,902	1,016	3,969	145		(5,458)	(208)	25,413	953

Total net increase (decrease)	$146,721	5,571	$179,579	6,516		$(454,827)	(17,116)	$(128,527)	(5,029)

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520		$(225,629)	(9,136)	$ 139,534	6,155
Class 2	98,924	4,087	336,499	14,694		(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354		(28,384)	(1,172)	11,484	495

Total net increase (decrease)	$345,021	14,171	$495,433	21,568		$(705,508)	(28,797)	$ 134,946	6,942

Global Small Capitalization Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 78,076	3,560	$ 6,317	277		$(280,989)	(12,408)	$(196,596)	(8,571)
Class 1A2	141	7	–	–	[3]	–[3]	–[3]	141	7
Class 2	15,219	726	9,527	429		(158,031)	(7,414)	(133,285)	(6,259)
Class 4	15,135	704	220	9		(2,208)	(103)	13,147	610

Total net increase (decrease)	$108,571	4,997	$ 16,064	715		$(441,228)	(19,925)	$(316,593)	(14,213)

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932		$(368,707)	(16,753)	$ 77,845	5,774
Class 2	54,521	2,619	445,999	23,986		(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365		(8,311)	(402)	15,109	755

Total net increase (decrease)	$232,189	11,006	$738,303	39,283		$(670,465)	(31,292)	$ 300,027	18,997

176	American Funds Insurance Series

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$282,329	3,905	$ 742,365	10,520		$ (491,403)	(6,732)	$ 533,291	7,693
Class 1A2	802	11	66	1		(5)	–[3]	863	12
Class 2	116,105	1,603	1,463,878	20,888		(1,084,545)	(14,970)	495,438	7,521
Class 3	275	4	19,224	271		(10,062)	(137)	9,437	138
Class 4	68,757	954	55,030	793		(21,417)	(300)	102,370	1,447

Total net increase (decrease)	$468,268	6,477	$2,280,563	32,473		$(1,607,432)	(22,139)	$1,141,399	16,811

Year ended December 31, 2016
Class 1	$458,166	7,079	$ 669,418	10,693		$ (964,251)	(14,691)	$ 163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732		(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284		(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638		(49,300)	(768)	65,026	1,037

Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347		$(2,900,338)	(44,422)	$ (111,950)	(66)

International Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$383,721	20,353	$ 66,548	3,387		$ (240,741)	(12,822)	$ 209,528	10,918
Class 1A2	361	19	4	–	[3]	–[3]	–[3]	365	19
Class 2	85,351	4,660	60,782	3,107		(308,160)	(16,553)	(162,027)	(8,786)
Class 3	159	9	434	22		(1,871)	(101)	(1,278)	(70)
Class 4	24,587	1,324	1,376	71		(5,314)	(287)	20,649	1,108

Total net increase (decrease)	$494,179	26,365	$129,144	6,587		$ (556,086)	(29,763)	$ 67,237	3,189

Year ended December 31, 2016
Class 1	$502,624	29,474	$355,240	22,171		$ (416,969)	(24,055)	$ 440,895	27,590
Class 2	190,542	11,247	385,917	24,231		(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177		(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345		(7,439)	(436)	23,096	1,386

Total net increase (decrease)	$718,365	42,205	$749,449	46,924		$(1,028,327)	(59,624)	$ 439,487	29,505

New World Fund
	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$126,934	5,828	$ 3,072	136		$(287,145)	(12,786)	$(157,139)	(6,822)
Class 1A2	163	7	–	–	[3]	–[3]	–[3]	163	7
Class 2	123,916	5,750	1,283	57		(173,508)	(8,085)	(48,309)	(2,278)
Class 4	53,144	2,480	340	15		(8,319)	(389)	45,165	2,106

Total net increase (decrease)	$304,157	14,065	$ 4,695	208		$(468,972)	(21,260)	$(160,120)	(6,987)

Year ended December 31, 2016
Class 1	$343,390	17,604	$17,686	901		$(250,303)	(12,858)	$ 110,773	5,647
Class 2	51,238	2,661	7,100	365		(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75		(12,695)	(670)	59,947	3,159

Total net increase (decrease)	$465,805	24,019	$26,251	1,341		$(412,680)	(21,318)	$ 79,376	4,042

See end of tables for footnotes.

American Funds Insurance Series	177

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 345,090	24,688	$211,819		15,371		$(475,150)	(33,513)	$ 81,759	6,546
Class 1A2	168	12	7		1		(10)	(1)	165	12
Class 2	27,058	1,962	139,561		10,239		(197,271)	(14,224)	(30,652)	(2,023)
Class 4	49,953	3,614	6,897		507		(14,591)	(1,051)	42,259	3,070

Total net increase (decrease)	$ 422,269	30,276	$358,284		26,118		$(687,022)	(48,789)	$ 93,531	7,605

Year ended December 31, 2016
Class 1	$ 986,168	74,990	$426,031		33,628		$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996		26,334		(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693		611		(18,601)	(1,441)	94,851	7,307

Total net increase (decrease)	$1,134,499	86,401	$762,720		60,573		$(704,087)	(54,367)	$1,193,132	92,607

Global Growth and Income Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1[2]	$ 43,654	3,156	$ 7,982		546		$(289,329)	(19,613)	$(237,693)	(15,911)
Class 1A	10	1	–	[3]	–	[3]	–	–	10	1
Class 2	11,144	809	30,440		2,091		(115,651)	(8,266)	(74,067)	(5,366)
Class 4	8,243	584	467		33		(1,764)	(126)	6,946	491

Total net increase (decrease)	$ 63,051	4,550	$38,889		2,670		$(406,744)	(28,005)	$(304,804)	(20,785)

Year ended December 31, 2016
Class 1	$292,208	23,201	$10,481		808		$ (49,576)	(3,887)	$ 253,113	20,122
Class 2	25,520	2,043	25,283		1,955		(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257		20		(2,230)	(180)	10,384	829

Total net increase (decrease)	$330,085	26,233	$36,021		2,783		$(251,792)	(19,932)	$ 114,314	9,084

Growth-Income Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 885,451	18,923	$ 932,415		20,385		$ (538,378)	(11,476)	$1,279,488	27,832
Class 1A2	452	10	17		–	[3]	(3)	–[3]	466	10
Class 2	71,012	1,527	896,303		19,808		(825,238)	(17,743)	142,077	3,592
Class 3	232	5	10,668		233		(11,221)	(239)	(321)	(1)
Class 4	56,549	1,226	38,175		850		(23,522)	(509)	71,202	1,567

Total net increase (decrease)	$1,013,696	21,691	$1,877,578		41,276		$(1,398,362)	(29,967)	$1,492,912	33,000

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866		34,358		$ (830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603		38,422		(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402		467		(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139		1,325		(35,791)	(829)	91,240	2,191

Total net increase (decrease)	$1,581,445	36,274	$3,084,010		74,572		$(2,451,420)	(56,140)	$2,214,035	54,706

178	American Funds Insurance Series

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$170,779	10,248	$ 1,924		116		$(51,629)		(3,183)	$121,074	7,181
Class 1A2	15	1	–	[3]	–	[3]	–		–	15	1
Class 2	4,036	261	383		23		(20,376)		(1,299)	(15,957)	(1,015)
Class 4	5,798	368	53		3		(1,442)		(92)	4,409	279

Total net increase (decrease)	$180,628	10,878	$ 2,360		142		$(73,447)		(4,574)	$109,541	6,446

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726		1,853		$(5,982)		(396)	$126,738	8,683
Class 2	17,101	1,182	7,312		508		(30,910)		(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044		73		(3,762)		(258)	5,358	366

Total net increase (decrease)	$131,171	8,959	$35,082		2,434		$(40,654)		(2,742)	$125,599	8,651

Capital Income Builder

	Sales[1]		Reinvestments of dividends				Repurchases[1]			Net increase
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 36,029	3,673	$ 2,810		282		$(3,569)		(367)	$35,270	3,588
Class 1A2	73	7	1		–	[3]	–	[3]	–[3]	74	7
Class 2	569	58	7		1		(10)		(1)	566	58
Class 4	31,567	3,215	3,604		363		(10,100)		(1,029)	25,071	2,549

Total net increase (decrease)	$ 68,238	6,953	$ 6,422		646		$(13,679)		(1,397)	$60,981	6,202

Year ended December 31, 2016
Class 1	$ 95,122	9,946	$ 4,372		458		$(23,129)		(2,439)	$76,365	7,965
Class 2	144	15	2		–		(2)		–	144	15
Class 4	113,152	11,813	6,657		699		(20,474)		(2,162)	99,335	10,350

Total net increase (decrease)	$208,418	21,774	$11,031		1,157		$(43,605)		(4,601)	$175,844	18,330

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$1,223,552	53,798	$ 723,346		32,207		$(270,322)		(11,893)	$1,676,576	74,112
Class 1A2	1,962	85	76		4		(1)		–[3]	2,037	89
Class 2	79,620	3,555	259,355		11,661		(287,825)		(12,784)	51,150	2,432
Class 3	561	25	1,775		78		(2,001)		(88)	335	15
Class 4	198,612	8,889	155,241		7,009		(110,844)		(4,987)	243,009	10,911

Total net increase (decrease)	$1,504,307	66,352	$1,139,793		50,959		$(670,993)		(29,752)	$1,973,107	87,559

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$ 510,045		24,119		$ (436,287)		(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323		9,626		(504,479)		(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439		68		(4,926)		(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264		4,812		(163,695)		(7,917)	322,502	15,227

Total net increase (decrease)	$1,997,153	94,842	$ 813,071		38,625		$(1,109,387)		(53,215)	$1,700,837	80,252

See end of tables for footnotes.

American Funds Insurance Series	179

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 7,400	625	$ 243		20		$ (2,827)		(243)	$ 4,816	402
Class 1A2	10	1	–	[3]	–	[3]	–		–	10	1
Class 2	8,051	686	628		51		(13,017)		(1,108)	(4,338)	(371)
Class 4	10,398	883	63		5		(554)		(47)	9,907	841

Total net increase (decrease)	$25,859	2,195	$934		76		$(16,398)		(1,398)	$10,395	873

Year ended December 31, 2016
Class 1	$20,046	1,826	$939		85		$(6,690)		(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)		(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)		(59)	8,975	816

Total net increase (decrease)	$52,491	4,756	$3,286		297		$(30,280)		(2,735)	$25,497	2,318

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]			Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 510,398	46,925	$134,744		12,407		$(1,110,594)		(101,036)	$ (465,452)	(41,704)
Class 1A2	390	35	7		1		–	[3]	–[3]	397	36
Class 2	61,700	5,733	79,311		7,392		(144,658)		(13,418)	(3,647)	(293)
Class 4	28,880	2,677	2,255		210		(11,431)		(1,057)	19,704	1,830

Total net increase (decrease)	$ 601,368	55,370	$216,317		20,010		$(1,266,683)		(115,511)	$ (448,998)	(40,131)

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075		13,631		$ (420,052)		(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041		7,631		(444,145)		(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763		164		(16,674)		(1,523)	42,873	3,914

Total net increase (decrease)	$1,547,536	139,686	$231,879		21,426		$ (880,871)		(80,645)	$ 898,544	80,467

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount		Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 84,823	7,382	$7,297		621		$(35,529)		(3,105)	$56,591	4,898
Class 1A2	31	3	–	[3]	–	[3]	–	[3]	–	31	3
Class 2	25,366	2,239	7,064		606		(42,479)		(3,713)	(10,049)	(868)
Class 4	3,024	266	88		7		(1,118)		(98)	1,994	175

Total net increase (decrease)	$113,244	9,890	$14,449		1,234		$(79,126)		(6,916)	$48,567	4,208

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956		974		$(159,412)		(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734		780		(156,676)		(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76		7		(4,634)		(404)	6,388	557

Total net increase (decrease)	$260,422	22,421	$19,766		1,761		$(320,722)		(27,797)	$(40,534)	(3,615)

180	American Funds Insurance Series

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 38,805	3,712	$8,924	846		$(290,478)	(27,344)	$(242,749)	(22,786)
Class 1A2	114	11	1	–	[3]	(5)	– [3]	110	11
Class 2	8,564	833	9,562	921		(45,151)	(4,381)	(27,025)	(2,627)
Class 3	380	36	156	15		(641)	(61)	(105)	(10)
Class 4	54,593	4,954	353	31		(53,926)	(4,896)	1,020	89

Total net increase (decrease)	$102,456	9,546	$18,996	1,813		$(390,201)	(36,682)	$(268,749)	(25,323)

Year ended December 31, 2016
Class 1	$ 69,042	6,945	$ 56,592	5,626		$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738		(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74		(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120		(73,640)	(6,754)	18,622	1,779

Total net increase (decrease)	$185,502	18,031	$105,628	10,558		$(484,689)	(49,083)	$(193,559)	(20,494)

Mortgage Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$29,211	2,753	$2,512	236		$(29,154)	(2,743)	$2,569	246
Class 1A2	109	10	1	1		(5)	(1)	105	10
Class 2	3,827	361	553	52		(5,124)	(483)	(744)	(70)
Class 4	3,237	307	79	7		(2,523)	(239)	793	75

Total net increase (decrease)	$36,384	3,431	$3,145	296		$(36,806)	(3,466)	$2,723	261

Year ended December 31, 2016
Class 1	$28,827	2,669	$7,933	749		$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683	159		(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22		(17,844)	(1,676)	(2,738)	(259)

Total net increase (decrease)	$62,094	5,778	$9,843	930		$(72,054)	(6,718)	$(117)	(10)

Ultra-Short Bond Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 3,979	353	$—	—		$(9,066)	(804)	$ (5,087)	(451)
Class 1A2	10	1	—	—		–	–	10	1
Class 2	26,711	2,429	—	—		(66,149)	(6,017)	(39,438)	(3,588)
Class 3	74	7	—	—		(351)	(31)	(277)	(24)
Class 4	9,477	852	—	—		(5,608)	(504)	3,869	348

Total net increase (decrease)	$ 40,251	3,642	$—	—		$(81,174)	(7,356)	$(40,923)	(3,714)

Year ended December 31, 2016
Class 1	$ 15,562	1,382	$—	—		$(17,527)	(1,556)	$ (1,965)	(174)
Class 2	128,178	11,656	—	—		(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—	—		(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—	—		(21,287)	(1,911)	(2,915)	(262)

Total net increase (decrease)	$164,759	14,925	$—	—		$(176,724)	(16,004)	$(11,965)	(1,079)

See end of tables for footnotes.

American Funds Insurance Series	181

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class 1	$ 44,091	3,625	$ 3,834		312		$(211,044)	(17,165)	$(163,119)	(13,228)
Class 1A2	111	9	—	[3]	—	[3]	—[3]	— [3]	111	9
Class 2	18,100	1,504	3,682		303		(60,061)	(4,986)	(38,279)	(3,179)
Class 3	691	57	26		2		(642)	(53)	75	6
Class 4	11,941	987	111		10		(12,741)	(1,058)	(689)	(61)

Total net increase (decrease)	$ 74,934	6,182	$ 7,653		627		$(284,488)	(23,262)	$(201,901)	(16,453)

Year ended December 31, 2016
Class 1	$111,564	8,949	$ 52,411		4,280		$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257		4,303		(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368		30		(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986		163		(48,646)	(3,930)	12,134	978

Total net increase (decrease)	$237,470	19,106	$107,022		8,776		$(301,313)	(24,342)	$ 43,179	3,540

Managed Risk Growth Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P1	$ 506	43	$ 29		3		$ (95)	(8)	$ 440	38
Class P2	23,896	2,084	4,847		408		(8,089)	(699)	20,654	1,793

Total net increase (decrease)	$24,402	2,127	$ 4,876		411		$ (8,184)	(707)	$21,094	1,831

Year ended December 31, 2016
Class P1	$ 492	46	$ 60		6		$ (168)	(16)	$ 384	36
Class P2	63,452	5,983	15,282		1,507		(14,771)	(1,388)	63,963	6,102

Total net increase (decrease)	$63,944	6,029	$15,342		1,513		$(14,939)	(1,404)	$64,347	6,138

Managed Risk International Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P1	$ 95	10	$ 3		—	[3]	$ (131)	(13)	$ (33)	(3)
Class P2	14,561	1,527	2,300		230		(5,436)	(552)	11,425	1,205

Total net increase (decrease)	$14,656	1,537	$2,303		230		$(5,567)	(565)	$11,392	1,202

Year ended December 31, 2016
Class P1	$ 41	4	$ 6		1		$ (53)	(6)	$ (6)	(1)
Class P2	25,545	2,830	3,022		346		(8,610)	(948)	19,957	2,228

Total net increase (decrease)	$25,586	2,834	$3,028		347		$ (8,663)	(954)	$19,951	2,227

182	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P1	$59	5	$ 5	1	$ (133)	(11)	$(69)	(5)
Class P2	73,692	6,177	9,858	830	(19,665)	(1,636)	63,885	5,371

Total net increase (decrease)	$73,751	6,182	$9,863	831	$(19,798)	(1,647)	$63,816	5,366

Year ended December 31, 2016
Class P1	$60	6	$ 13	1	$ (20)	(2)	$53	5
Class P2	139,800	12,424	9,285	848	(10,609)	(952)	138,476	12,320

Total net increase (decrease)	$139,860	12,430	$9,298	849	$(10,629)	(954)	$138,529	12,325

Managed Risk Growth-Income Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P1	$ 549	47	$ 92	8	$ (91)	(8)	$ 550	47
Class P2	17,017	1,467	9,501	835	(7,374)	(636)	19,144	1,666

Total net increase (decrease)	$17,566	1,514	$ 9,593	843	$ (7,465)	(644)	$19,694	1,713

Year ended December 31, 2016
Class P1	$ 746	68	$ 79	7	$ (343)	(31)	$ 482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601

Total net increase (decrease)	$42,701	3,932	$10,172	971	$(13,684)	(1,258)	$39,189	3,645

Managed Risk Asset Allocation Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2017
Class P1	$167,060	13,314	$ 25,265	1,986	$ (13,626)	(1,081)	$178,699	14,219
Class P2	173,524	13,882	45,199	3,559	(73,802)	(5,872)	144,921	11,569

Total net increase (decrease)	$340,584	27,196	$ 70,464	5,545	$ (87,428)	(6,953)	$323,620	25,788

Year ended December 31, 2016
Class P1	$443,537	37,855	$ 45,747	3,957	$ (14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249

Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

1Includes exchanges between share classes of the fund.

2Class 1A shares began investment operations on January 6, 2017.

3Amount less than one thousand.

American Funds Insurance Series	183

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2017 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,296,935	$ 697,762	$3,483,444	$1,232,121	$1,178,332	$1,874,187
Sales of investment securities*	1,445,347	1,010,526	5,044,575	1,446,519	1,181,361	1,711,030
Non-U.S. taxes paid on interest income	–	–	–	(11)	19	–
Non-U.S. taxes paid on realized gains	51	–	–	512	–	–
Non-U.S. taxes provided on unrealized gains	49	33	–	2,992	2,114	–
Dividends from affiliated issuers	–	999	–	–	–	–
Net realized (loss) gain from affiliated issuers	–	(3,537)	–	–	–	–

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$438,265	$3,807,445	$448,899	$183,484	$7,356,916	$72,913
Sales of investment securities*	728,490	3,914,474	390,545	137,173	6,913,815	56,404
Non-U.S. taxes paid on interest income	–	–	8	–	–	10
Non-U.S. taxes paid on realized gains	494	10	66	–	–	1
Non-U.S. taxes provided on unrealized gains	569	122	737	–	108	3
Dividends from affiliated issuers	–	–	–	–	–	–
Net realized (loss) gain from affiliated issuers	–	–	–	–	–	–

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$10,776,837	$1,043,219	$698,302	$1,402,401	$–	$9,719,948
Sales of investment securities*	12,666,209	1,178,903	896,758	1,393,925	–	9,645,828
Non-U.S. taxes paid on interest income	–	313	(5)	–	–	–
Non-U.S. taxes paid on realized gains	–	223	–	–	–	–
Non-U.S. taxes provided on unrealized gains	10	188	5	–	–	–
Dividends from affiliated issuers	–	–	–	–	–	–
Net realized (loss) gain from affiliated issuers	–	–	–	–	–	–

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$43,200	$14,631	$79,280	$26,194	$434,120
Sales of investment securities*	10,750	4,448	15,254	5,069	14,247
Non-U.S. taxes paid on interest income	–	–	–	–	–
Non-U.S. taxes paid on realized gains	–	–	–	–	–
Non-U.S. taxes provided on unrealized gains	–	–	–	–	–
Dividends from affiliated issuers	365	397	1,244	488	12,067
Net realized (loss) gain from affiliated issuers	(574)	(483)	(296)	(554)	1,372

*Excludes short-term securities and U.S. government obligations, if any.

184	American Funds Insurance Series

11. Ownership concentration

At June 30, 2017, CRMC held aggregate ownership of 11% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series -Portfolio Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Asset Allocation Fund and American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 34%, 16% and 15% of the outstanding shares of Capital Income Builder, Asset Allocation Fund and Global Balanced Fund, respectively.

American Funds Insurance Series	185

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
6/30/17[2,3]	$24.05	$.20	$4.31	$4.51	$(.03)	$(.84)	$(.87)	$27.69	18.75%[4]		$1,866		.55%[5]		1.53%[5]
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87		1,630		.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24		1,626		.55		.90
12/31/14	30.11	.31 [6]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52		1,558		.55		1.08	[6]
12/31/13	23.58	.31	6.62	6.93	(.40)	–	(.40)	30.11	29.51		1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	–	(.26)	23.58	22.89		1,466		.56		1.38

Class 1A:
6/30/17[2,3,7]	24.50	.24	3.80	4.04	(.03)	(.84)	(.87)	27.67	16.49	[4]	1		.38	[4]	.87	[4]

Class 2:
6/30/17[2,3]	23.85	.16	4.27	4.43	(.02)	(.84)	(.86)	27.42	18.57	[4]	3,850		.80	[5]	1.27	[5]
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62		3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94		3,817		.80		.66
12/31/14	29.92	.24 [6]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31		3,992		.80		.85	[6]
12/31/13	23.44	.24	6.58	6.82	(.34)	–	(.34)	29.92	29.18		4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	–	(.20)	23.44	22.56		3,723		.81		1.13

Class 4:
6/30/17[2,3]	23.81	.14	4.26	4.40	(.02)	(.84)	(.86)	27.35	18.44	[4]	134		1.05	[5]	1.07	[5]
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37		94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69		91		1.05		.34
12/31/14	30.07	.07 [6]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01		19		1.05		.26	[6]
12/31/13	23.58	.13	6.77	6.90	(.41)	–	(.41)	30.07	29.36		1		1.06		.43
12/31/12[2,8]	23.53	.01	.29	.30	(.25)	–	(.25)	23.58	1.27	[4,9]	–	[10]	.02	[4,9]	.04	[4,9]

Global Small Capitalization Fund

Class 1:
6/30/17[2,3]	$20.24	$.08	$2.52	$2.60	$ (.10)	$ –	$(.10)	$22.74	12.82%[4]		$1,526		.73%[5]		.72%[5]
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35		1,532		.74		.57
12/31/15	26.09	.04	.36	.40	–	(2.08)	(2.08)	24.41	.50		1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36		1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	–	(.21)	25.69	28.60		1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	–	(.30)	20.16	18.51		1,019		.75		.46

Class 1A:
6/30/17[2,3,7]	20.70	.11	2.02	2.13	(.10)	–	(.10)	22.73	10.26	[4]	–	[10]	.45	[4]	.49	[4]

Class 2:
6/30/17[2,3]	19.72	.05	2.46	2.51	(.09)	–	(.09)	22.14	12.71	[4]	2,447		.98	[5]	.46	[5]
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10		2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	–	(2.08)	(2.08)	23.90	.27		2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12		2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	–	(.20)	25.25	28.28		2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	–	(.25)	19.86	18.18		2,603		1.00		.20

Class 4:
6/30/17[2,3]	19.91	.03	2.47	2.50	(.08)	–	(.08)	22.33	12.57	[4]	61		1.23	[5]	.26	[5]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85		42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	–	(2.08)	(2.08)	24.11	(.02)		34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88		12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	–	(.21)	25.57	28.01		4		1.24		(.50)
12/31/12[2,8]	19.68	.01	.54	.55	(.07)	–	(.07)	20.16	2.80	[4,9]	–	[10]	.04	[4,9]	.04	[4,9]

186	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/17[2,3]	$67.29	$.33		$9.91	$10.24	$(.12)	$(7.33)	$(7.45)	$70.08	15.15%[4]		$7,757		.35%[5]		.90%[5]
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931		.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796		.35		.87
12/31/14	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118		.35		1.12	[6]
12/31/13	60.90	.64		17.84	18.48	(.84)	–	(.84)	78.54	30.43		7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	–	(.63)	60.90	18.19		7,116		.35		1.10
Class 1A:
6/30/17[2,3,7]	68.84	.38		8.26	8.64	(.12)	(7.33)	(7.45)	70.03	12.48	[4]	1		.28	[4]	.51	[4]
Class 2:
6/30/17[2,3]	66.92	.23		9.86	10.09	(.09)	(7.33)	(7.42)	69.59	15.00	[4]	15,059		.60	[5]	.65	[5]
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978		.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414		.60		.62
12/31/14	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413		.60		.87	[6]
12/31/13	60.45	.47		17.68	18.15	(.66)	–	(.66)	77.94	30.11		16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	–	(.47)	60.45	17.89		14,911		.60		.83
Class 3:
6/30/17[2,3]	67.67	.26		9.97	10.23	(.10)	(7.33)	(7.43)	70.47	15.05	[4]	201		.53	[5]	.72	[5]
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183		.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194		.53		.69
12/31/14	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208		.53		.94	[6]
12/31/13	60.97	.52		17.84	18.36	(.71)	–	(.71)	78.62	30.20		216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	–	(.52)	60.97	17.97		189		.53		.92
Class 4:
6/30/17[2,3]	66.41	.15		9.77	9.92	(.07)	(7.33)	(7.40)	68.93	14.86	[4]	575		.85	[5]	.41	[5]
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458		.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394		.85		.42
12/31/14	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24		.85		.47	[6]
12/31/13	60.90	.29		17.90	18.19	(.77)	–	(.77)	78.32	29.96		5		.85		.40
12/31/12[2,8]	60.55	.03		.78	.81	(.46)	–	(.46)	60.90	1.33	[4,9]	–	[10]	.02	[4,9]	.05	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/17[2,3]	$16.82	$.18		$2.97	$3.15	$(.07)	$(.23)	$(.30)	$19.67	18.71%[4]	$4,487		.53%[5]		1.98%[5]
12/31/16	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652		.54		1.57
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427		.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	–	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	–	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	–	(.30)	17.68	18.21	3,618		.54		1.81
Class 1A:
6/30/17[2,3,7]	17.17	.17		2.61	2.78	(.07)	(.23)	(.30)	19.65	16.17 [4]	–	[10]	.36	[4]	.90	[4]
Class 2:
6/30/17[2,3]	16.76	.16		2.95	3.11	(.06)	(.23)	(.29)	19.58	18.55 [4]	4,165		.78	[5]	1.72	[5]
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710		.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	–	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	–	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	–	(.25)	17.62	17.91	5,465		.79		1.57
Class 3:
6/30/17[2,3]	16.85	.16		2.98	3.14	(.06)	(.23)	(.29)	19.70	18.64 [4]	30		.71	[5]	1.79	[5]
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27		.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	–	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	–	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	–	(.27)	17.70	17.97	44		.72		1.65
Class 4:
6/30/17[2,3]	16.64	.14		2.94	3.08	(.06)	(.23)	(.29)	19.43	18.48 [4]	98		1.03	[5]	1.51	[5]
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66		1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	–	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	–	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[2,8]	17.79	.01		.16	.17	(.28)	–	(.28)	17.68	.98 [4,9]	–	[10]	.02	4,[9]	.05	[4,9]

New World Fund

Class 1:
6/30/17[2,3]	$19.72	$.17		$2.71	$2.88	$(.04)	$ –	$(.04)	$22.56	14.59%[4]	$1,841		.75%[5]		1.55%[5]
12/31/16	18.87	.24		.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[6]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	–	(.28)	22.93	18.13	1,140		.79		1.54
Class 1A:
6/30/17[2,3,7]	20.14	.21		2.23	2.44	(.04)	–	(.04)	22.54	12.10 [4]	–	[10]	.46	[4]	.95	[4]
Class 2:
6/30/17[2,3]	19.54	.14		2.69	2.83	(.03)	–	(.03)	22.34	14.48 [4]	990		1.00	[5]	1.31	[5]
12/31/16	18.71	.19		.79	.98	(.15)	–	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[6]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	–	(.22)	22.75	17.82	1,378		1.04		1.31
Class 4:
6/30/17[2,3]	19.51	.12		2.67	2.79	(.02)	–	(.02)	22.28	14.32 [4]	321		1.25	[5]	1.12	[5]
12/31/16	18.69	.14		.80	.94	(.12)	–	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[6]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[2,8]	22.83	.01		.35	.36	(.26)	–	(.26)	22.93	1.58 [4,9]	–	[10]	.04	[4,9]	.04	[4,9]

188	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
6/30/17[2,3]	$13.53	$.16		$.63	$.79	$(.05)	$(.53)	$(.58)	$13.74	5.82%[4]		$5,270		.41%[5]		2.26%[5]
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06		5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)		3,638		.41		2.23
12/31/14	13.12	.46	[6]	1.59	2.05	(.48)	–	(.48)	14.69	15.69		3,542		.42		3.31	[6]
12/31/13	10.05	.27		3.06	3.33	(.26)	–	(.26)	13.12	33.26		2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	–	(.23)	10.05	14.18		1,357		.43		2.41
Class 1A:
6/30/17[2,3,7]	13.75	.13		.44	.57	(.05)	(.53)	(.58)	13.74	4.05	[4]	–	[10]	.29	[4]	.92	[4]
Class 2:
6/30/17[2,3]	13.39	.14		.64	.78	(.05)	(.53)	(.58)	13.59	5.76	[4]	3,435		.66	[5]	2.01	[5]
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70		3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)		3,228		.66		1.97
12/31/14	13.02	.44	[6]	1.55	1.99	(.44)	–	(.44)	14.57	15.36		3,722		.67		3.14	[6]
12/31/13	9.97	.23		3.05	3.28	(.23)	–	(.23)	13.02	33.00		3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	–	(.20)	9.97	13.88		3,382		.68		2.17
Class 4:
6/30/17[2,3]	13.39	.12		.62	.74	(.04)	(.53)	(.57)	13.56	5.52	[4]	175		.91	[5]	1.75	[5]
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49		132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)		32		.91		1.75
12/31/14	13.12	.34	[6]	1.63	1.97	(.46)	–	(.46)	14.63	15.13		9		.92		2.33	[6]
12/31/13	10.05	.18		3.15	3.33	(.26)	–	(.26)	13.12	33.27		–	[10]	.86		1.39
12/31/12[2,8]	10.20	.01		.03	.04	(.19)	–	(.19)	10.05	.38	[4,9]	–	[10]	.02	[4,9]	.10	[4,9]

Global Growth and Income Fund

Class 1:
6/30/17[2,3]	$13.02	$.20		$1.74	$1.94	$(.05)	$(.26)	$(.31)	$14.65	14.88%[4]		$410		.62%[5]		2.89%[5]
12/31/16	12.35	.28		.66	.94	(.27)	–	(.27)	13.02	7.61		571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	–	(.29)	12.35	(1.14)		293		.64		2.79
12/31/14	12.53	.43	[6]	.31	.74	(.49)	–	(.49)	12.78	6.00		200		.63		3.34	[6]
12/31/13	10.56	.39		2.00	2.39	(.42)	–	(.42)	12.53	22.81		206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	–	(.28)	10.56	17.93		180		.62		2.56
Class 1A:
6/30/17[2,3,7]	13.21	.20		1.55	1.75	(.05)	(.26)	(.31)	14.65	13.23	[4,9]	–	[10]	.29	[4,9]	1.43	[4,9]
Class 2:
6/30/17[2,3]	13.00	.18		1.73	1.91	(.04)	(.26)	(.30)	14.61	14.70	[4]	1,500		.87	[5]	2.65	[5]
12/31/16	12.33	.25		.65	.90	(.23)	–	(.23)	13.00	7.34		1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	–	(.25)	12.33	(1.34)		1,479		.89		1.73
12/31/14	12.51	.41	[6]	.29	.70	(.46)	–	(.46)	12.75	5.64		1,685		.88		3.22	[6]
12/31/13	10.54	.36		2.00	2.36	(.39)	–	(.39)	12.51	22.54		1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	–	(.26)	10.54	17.56		1,837		.87		2.31
Class 4:
6/30/17[2,3]	12.89	.17		1.71	1.88	(.04)	(.26)	(.30)	14.47	14.58	[4]	25		1.12	[5]	2.49	[5]
12/31/16	12.26	.21		.65	.86	(.23)	–	(.23)	12.89	7.04		16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	–	(.25)	12.26	(1.60)		5		1.14		1.32
12/31/14	12.50	.30	[6]	.37	.67	(.46)	–	(.46)	12.71	5.41		1		1.13		2.30	[6]
12/31/13	10.55	.28		2.09	2.37	(.42)	–	(.42)	12.50	22.60		1		1.12		2.27
12/31/12[2,8]	10.64	.01		.13	.14	(.23)	–	(.23)	10.55	1.27	[4,9]	–	[10]	.03	[4,9]	.08	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
6/30/17[2,3]	$44.41	$.39		$4.02	$4.41	$(.14)	$(3.11)	$(3.25)	$45.57	9.90%[4]		$14,187		.28%[5]		1.68%[5]
12/31/16	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80		12,588		.29		1.79
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72		10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91		10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	–	(.73)	50.72	33.82		9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	–	(.70)	38.48	17.79		9,782		.29		1.79
Class 1A:
6/30/17[2,3,7]	45.39	.32		3.09	3.41	(.14)	(3.11)	(3.25)	45.55	7.48	[4]	–	[10]	.23	[4]	.68	[4]
Class 2:
6/30/17[2,3]	44.00	.33		3.98	4.31	(.12)	(3.11)	(3.23)	45.08	9.77	[4]	13,333		.53	[5]	1.43	[5]
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51		12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45		12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63		14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	–	(.62)	50.40	33.50		14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	–	(.61)	38.24	17.48		13,403		.54		1.53
Class 3:
6/30/17[2,3]	44.47	.35		4.03	4.38	(.12)	(3.11)	(3.23)	45.62	9.83	[4]	160		.46	[5]	1.50	[5]
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59		156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53		161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71		185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	–	(.65)	50.77	33.58		193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	–	(.63)	38.52	17.59		168		.47		1.60
Class 4:
6/30/17[2,3]	43.73	.27		3.95	4.22	(.10)	(3.11)	(3.21)	44.74	9.64	[4]	577		.78	[5]	1.18	[5]
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25		495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21		410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34		30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	–	(.69)	50.56	33.32		3		.79		.96
12/31/12[2,8]	38.65	.01		.39	.40	(.58)	–	(.58)	38.47	1.02	[4,9]	–	[10]	.01	[4,9]	.03	[4,9]

International Growth and Income Fund

Class 1:
6/30/17[2,3]	$14.48	$.31		$1.94	$2.25	$(.03)	$–	$(.03)	$16.70	15.54%[4]		$1,067		.66%[5]		3.98%[5]
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71		820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)		707		.68		2.60
12/31/14	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)		740		.68		3.32	[6]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39		696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	–	(.37)	15.29	16.84		203		.74		2.50
Class 1A:
6/30/17[2,3,7]	14.69	.33		1.71	2.04	(.03)	–	(.03)	16.70	13.89	[4,9]	–	[10]	.33	[4,9]	2.09	[4,9]
Class 2:
6/30/17[2,3]	14.43	.29		1.94	2.23	(.02)	–	(.02)	16.64	15.48	[4]	264		.91	[5]	3.76	[5]
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44		244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)		254		.93		2.32
12/31/14	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)		248		.93		3.21	[6]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09		257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	–	(.33)	15.25	16.50		225		.99		2.77
Class 4:
6/30/17[2,3]	14.38	.28		1.92	2.20	(.02)	–	(.02)	16.56	15.29	[4]	47		1.16	[5]	3.57	[5]
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18		37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)		32		1.18		2.02
12/31/14	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)		20		1.18		1.52	[6]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16		1		1.19		.18
12/31/12[2,8]	15.56	.01		.09	.10	(.37)	–	(.37)	15.29	.62	[4,9]	–	[10]	.04	[4,9]	.07	[4,9]

190	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
6/30/17[2,3]	$ 9.46	$.20	$ .58	$.78	$(.15)	$ –	$ (.15)	$10.09	8.27%[4]		$ 202		.53%[5]		4.07%[5]
12/31/16	9.40	.32	.07	.39	(.33)	–	(.33)	9.46	4.17		156		.54		3.39
12/31/15	9.81	.28	(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)		80		.56		2.88
12/31/14[2,11]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12	[4]	20		.56	[5]	2.87	[5]
Class 1A:
6/30/17[2,3,7]	9.57	.21	.45	.66	(.15)	–	(.15)	10.08	6.88	[4]	–	[10]	.33	[4]	2.09	[4]
Class 2:
6/30/17[2,3]	9.46	.20	.57	.77	(.14)	–	(.14)	10.09	8.15	[4]	1		.78	[5]	4.13	[5]
12/31/16	9.40	.27	.11	.38	(.32)	–	(.32)	9.46	4.08		–	[10]	.80		2.82
12/31/15	9.81	.31	(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[9]		–	[10]	.46	[9]	3.12	[9]
12/31/14[2,11]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12	[4,9]	–	[10]	.47	[5,9]	2.94	[5,9]
Class 4:
6/30/17[2,3]	9.45	.17	.58	.75	(.13)	–	(.13)	10.07	7.92	[4]	299		1.03	[5]	3.53	[5]
12/31/16	9.38	.27	.08	.35	(.28)	–	(.28)	9.45	3.78		256		1.04		2.88
12/31/15	9.80	.25	(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)		157		1.05		2.55
12/31/14[2,11]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]		55		1.06	[5]	2.08	[5]

Asset Allocation Fund

Class 1:
6/30/17[2,3]	$21.68	$.22	$1.58	$1.80	$(.07)	$(1.06)	$(1.13)	$22.35	8.28%[4]		$15,067		.29%[5]		1.99%[5]
12/31/16	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69		13,008		.29		1.97
12/31/15	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64		10,913		.29		1.85
12/31/14	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66		11,997		.30		1.95
12/31/13	18.43	.35	4.07	4.42	(.36)	–	(.36)	22.49	24.04		10,515		.31		1.71
12/31/12	16.17	.37	2.28	2.65	(.39)	–	(.39)	18.43	16.44		7,199		.31		2.11
Class 1A:
6/30/17[2,3,7]	21.97	.26	1.24	1.50	(.07)	(1.06)	(1.13)	22.34	6.81	[4]	2		.25	[4]	1.14	[4]
Class 2:
6/30/17[2,3]	21.49	.19	1.57	1.76	(.06)	(1.06)	(1.12)	22.13	8.17	[4]	5,350		.54	[5]	1.73	[5]
12/31/16	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41		5,144		.54		1.72
12/31/15	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40		5,008		.54		1.60
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494		.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	–	(.31)	22.33	23.69		5,760		.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	–	(.35)	18.31	16.19		5,225		.56		1.86
Class 3:
6/30/17[2,3]	21.70	.20	1.59	1.79	(.07)	(1.06)	(1.13)	22.36	8.20	[4]	37		.47	[5]	1.80	[5]
12/31/16	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49		35		.47		1.79
12/31/15	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46		36		.47		1.67
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40		.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	–	(.32)	22.51	23.81		42		.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	–	(.36)	18.45	16.28		38		.49		1.93
Class 4:
6/30/17[2,3]	21.43	.17	1.56	1.73	(.06)	(1.06)	(1.12)	22.04	8.02	[4]	3,183		.79	[5]	1.49	[5]
12/31/16	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16		2,861		.79		1.47
12/31/15	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14		2,414		.79		1.45
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32		.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	–	(.36)	22.46	23.89		1		.79		1.22
12/31/12[2,8]	18.52	.01	.21	.22	(.31)	–	(.31)	18.43	1.17	[4,9]	–	[10]	.01	[4,9]	.08	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/17[2,3]	$11.08	$.12		$1.12	$1.24	$ –	$(.04)	$(.04)	$12.28	11.19%[4]	$ 76		.69%[5]		2.09%[5]
12/31/16	10.74	.19		.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	–	(.19)	10.34	12.58	32		.72		2.00

Class 1A:
6/30/17[2,3,7]	11.18	.12		1.02	1.14	–	(.04)	(.04)	12.28	10.20 [4,9]	–	[10]	.33	[4,9]	1.03	[4,9]

Class 2:
6/30/17[2,3]	11.06	.11		1.12	1.23	–	(.04)	(.04)	12.25	11.12 [4]	193		.94	[5]	1.83	[5]
12/31/16	10.72	.16		.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	–	(.16)	10.33	12.24	119		.97		1.76

Class 4:
6/30/17[2,3]	11.00	.10		1.11	1.21	–	(.04)	(.04)	12.17	11.00 [4]	21		1.19	[5]	1.67	[5]
12/31/16	10.69	.12		.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [9]	–	[10]	.67	[9]	2.07	[6,9]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [9]	–	[10]	.71	[9]	1.98	[9]
12/31/12[2,8]	10.47	.01		.03	.04	(.18)	–	(.18)	10.33	.40 [4,9]	–	[10]	.03	4,[9]	.05	[4,9]

Bond Fund

Class 1:
6/30/17[2,3]	$10.80	$.12		$.16	$.28	$(.06)	$(.16)	$(.22)	$10.86	2.62%[4]	$6,409		.38%[5]		2.15%[5]
12/31/16	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23		.37	.60	(.25)	– [12]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22		(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25		.36	.61	(.31)	–	(.31)	11.29	5.58	3,917		.39		2.23

Class 1A:
6/30/17[2,3,7]	10.82	.10		.15	.25	(.06)	(.16)	(.22)	10.85	2.34 [4]	–		.29	[4]	.96	[4]

Class 2:
6/30/17[2,3]	10.67	.10		.17	.27	(.06)	(.16)	(.22)	10.72	2.51 [4]	3,972		.63	[5]	1.90	[5]
12/31/16	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20		.36	.56	(.22)	– [12]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19		(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22		.36	.58	(.28)	–	(.28)	11.17	5.37	5,044		.64		1.97

Class 4:
6/30/17[2,3]	10.70	.09		.16	.25	(.06)	(.16)	(.22)	10.73	2.29 [4]	122		.88	[5]	1.65	[5]
12/31/16	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16		(.16)	–	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16		.39	.55	(.23)	– [12]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17		(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[2,8]	11.55	.01		(.02)	(.01)	(.25)	–	(.25)	11.29	(.04)[4,9]	–	[10]	.02	[4,9]	.10	[4,9]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/17[2,3]	$11.22	$.14	$ .43	$ .57	$ –	$(.07)	$(.07)	$11.72	5.09%[4]	$1,222		.57%[5]		2.38%[5]
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	–	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
Class 1A:
6/30/17[2,3,7]	11.22	.13	.44	.57	–	(.07)	(.07)	11.72	5.09 [4,9]	–	[10]	.28	[4,9]	1.15	[4,9]
Class 2:
6/30/17[2,3]	11.14	.12	.43	.55	–	(.07)	(.07)	11.62	4.94 [4]	1,160		.82	[5]	2.12	[5]
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	–	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
Class 4:
6/30/17[2,3]	11.08	.11	.43	.54	–	(.07)	(.07)	11.55	4.88 [4]	15		1.07	[5]	1.88	[5]
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	– [12]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	–	(.14)	(.14)	11.87	(2.41)	–	[10]	.79		2.25
12/31/12[2,8]	12.53	.01	(.04)	(.03)	(.19)	–	(.19)	12.31	(.28)[4,9]	–	[10]	.02	[4,9]	.11	[4,9]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/17[2,3]	$10.18	$.31		$ .16	$ .47	$(.13)	$ –	$(.13)	$10.52	4.60%[4]		$ 741		.48%[5]		6.00%[5]
12/31/16	9.19	.61		1.02	1.63	(.64)	–	(.64)	10.18	17.83		949		.49		6.18
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)		1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	–	(.67)	10.54	.80		1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	–	(.79)	11.13	6.89		856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	–	(.83)	11.16	13.90		894		.48		7.25
Class 1A:
6/30/17[2,3,7]	10.28	.29		.08	.37	(.13)	–	(.13)	10.52	3.59	[4]	–	[10]	.34	[4]	2.78	[4]
Class 2:
6/30/17[2,3]	10.04	.29		.16	.45	(.13)	–	(.13)	10.36	4.43	[4]	798		.73	[5]	5.75	[5]
12/31/16	9.06	.58		1.01	1.59	(.61)	–	(.61)	10.04	17.69		799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)		765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	–	(.64)	10.41	.63		929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	–	(.76)	10.99	6.60		1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	–	(.80)	11.03	13.70		1,135		.73		7.00
Class 3:
6/30/17[2,3]	10.22	.30		.16	.46	(.13)	–	(.13)	10.55	4.46	[4]	13		.66	[5]	5.82	[5]
12/31/16	9.22	.59		1.03	1.62	(.62)	–	(.62)	10.22	17.68		13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)		12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	–	(.65)	10.57	.59		16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	–	(.77)	11.16	6.77		19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	–	(.81)	11.18	13.67		21		.66		7.07
Class 4:
6/30/17[2,3]	10.79	.30		.16	.46	(.12)	–	(.12)	11.13	4.29	[4]	22		.98	[5]	5.48	[5]
12/31/16	9.73	.60		1.07	1.67	(.61)	–	(.61)	10.79	17.29		21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)		1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	–	(.11)	11.05	.35		–	[10]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	–	(.79)	11.12	6.81		–	[10]	.93		5.82
12/31/12[2,8]	11.80	.04		– [12]	.04	(.68)	–	(.68)	11.16	.34	[4,9]	–	[10]	.02	[4,9]	.35	[4,9]

Mortgage Fund

Class 1:
6/30/17[2,3]	$10.56	$.08		$ .08	$ .16	$(.03)	$(.07)	$(.10)	$10.62	1.51%[4]		$ 273		.44%[5]		1.48%[5]
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50		269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09		272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	–	(.10)	10.70	5.54		292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)		198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57		87		.45		.08
Class 1A:
6/30/17[2,3,7]	10.55	.07		.09	.16	(.03)	(.07)	(.10)	10.61	1.52	[4]	–	[10]	.32	[4]	.68	[4]
Class 2:
6/30/17[2,3]	10.54	.06		.09	.15	(.03)	(.07)	(.10)	10.59	1.37	[4]	62		.69	[5]	1.23	[5]
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25		63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86		59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	–	(.08)	10.68	5.23		52		.70		.91
12/31/13	10.46	–	[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)		49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38		49		.70		(.16)
Class 4:
6/30/17[2,3]	10.48	.05		.08	.13	(.02)	(.07)	(.09)	10.52	1.25	[4]	10		.94	[5]	.98	[5]
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01		8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62		11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	–	(.09)	10.65	4.98		1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[9]		–	[10]	.38	[9]	.23	[9]
12/31/12[2,8]	10.60	–	[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	[4,9]	–	[10]	.02	[4,9]	.04	[4,9]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/17[2,3]	$11.27	$ .03	$ –	[12]	$ .03	$11.30	.27%[4]	$ 32		.34%[5]		.50%[5]
12/31/16[13]	11.26	.01	–	[12]	.01	11.27	.09	37		.35		.11
12/31/15	11.28	(.03)	.01		(.02)	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	–		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	–	[12]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
Class 1A:
6/30/17[2,3,7]	11.27	.03	–	[12]	.03	11.30	.27 [4,9]	–	[10]	.16	[4,9]	.25 [4,9]
Class 2:
6/30/17[2,3]	10.99	.01	–	[12]	.01	11.00	.09 [4]	257		.59	[5]	.25 [5]
12/31/16[13]	11.01	(.02)	–	[12]	(.02)	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	–	[12]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	–		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	–	[12]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	–	[12]	(.05)	11.17	(.45)	459		.59		(.47)
Class 3:
6/30/17[2,3]	11.10	.02	–	[12]	.02	11.12	.18 [4]	4		.52	[5]	.33 [5]
12/31/16[13]	11.11	(.01)	–	[12]	(.01)	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	–	[12]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	–		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	–	[12]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
Class 4:
6/30/17[2,3]	11.12	– [12]	–		– [12]	11.12	(.00)[4]	17		.84	[5]	.02 [5]
12/31/16[13]	11.17	(.04)	(.01)		(.05)	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	–	[12]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	–	[12]	(.04)	11.30	(.35)[9]	–	[10]	.37	[9]	(.32)[9]
12/31/12[2,8]	11.34	– [12]	–	[12]	– [12]	11.34	.00 [4,9]	–	[10]	.02	[4,9]	(.01)[4,9]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/17[2,3]	$12.05	$.10	$.13	$.23	$(.04)	$ –	$(.04)	$12.24	1.87%[4]	$1,328		.35%[5]		1.62%[5]
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	–	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
Class 1A:
6/30/17[2,3,7]	12.05	.10	.13	.23	(.04)	–	(.04)	12.24	1.87 [4]	–	[10]	.24	[5]	.82	[5]
Class 2:
6/30/17[2,3]	11.93	.08	.13	.21	(.03)	–	(.03)	12.11	1.76 [4]	1,487		.60	[5]	1.37	[5]
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	–	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
Class 3:
6/30/17[2,3]	12.07	.09	.13	.22	(.03)	–	(.03)	12.26	1.83 [4]	11		.53	[5]	1.44	[5]
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	–	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
Class 4:
6/30/17[2,3]	11.96	.07	.12	.19	(.02)	–	(.02)	12.13	1.62 [4]	57		.85	[5]	1.12	[5]
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	–	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	–	[10]	.84		.68
12/31/12[2,8]	12.88	.01	(.01)	–	(.13)	–	(.13)	12.75	(.01)[4,9]	–	[10]	.02	[4,9]	.05	[4,9]

		Income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/17[2,3]	$10.71	$ –	[12]	$1.51	$1.51	$(.07)	$(.20)	$(.27)	$11.95	14.10%[4,9]		$1		.52%[5,9]		.36%[5,9]		.70%[5,9]		.03%[5,9]
12/31/16	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[9]	1		.50	[9]	.34	[9]	.68	[9]	.79	[9]
12/31/15	11.37	.09		.03	.12	–	–	–	11.49	1.06	[9]	–	[10]	.53	[9]	.29	[9]	.63	[9]	.80	[9]
12/31/14	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[9]	–	[10]	.50	[9]	.32	[9]	.65	[9]	2.71	[9]
12/31/13[2,16]	10.00	.12		1.38	1.50	(.07)	–	(.07)	11.43	15.05	[4,9]	–	[10]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
6/30/17[2,3]	10.64	(.02)		1.50	1.48	(.04)	(.20)	(.24)	11.88	13.91	[4]	245		.79	[5]	.63	[5]	.97	[5]	(.27)[5]
12/31/16	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04		.04	.08	–	–	–	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[2,16]	10.00	.12		1.37	1.49	(.06)	–	(.06)	11.43	14.94	[4,9]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

196	American Funds Insurance Series

		Income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk International Fund

Class P1:
6/30/17[2,3]	$ 8.89	$.02		$ 1.48	$1.50	$(.10)	$(.12)	$(.22)	$10.17	16.87%[4,9]		$ –	[10]	.38%[5,9]		.22%[5,9]		.73%[5,9]		.34%[5,9]
12/31/16	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[9]		–	[10]	.39	[9]	.23	[9]	.74	[9]	1.15	[9]
12/31/15	10.10	.18		(.80)	(.62)	– [12]	–	– [12]	9.48	(6.12)[9]		–	[10]	.45	[9]	.21	[9]	.72	[9]	1.75	[9]
12/31/14	10.82	.14		(.71)	(.57)	(.15)	–	(.15)	10.10	(5.31)[9]		–	[10]	.50	[9]	.25	[9]	.76	[9]	1.33	[9]
12/31/13[2,16]	10.00	.13		.78	.91	(.09)	–	(.09)	10.82	9.08	[4,9]	–	[10]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
6/30/17[2,3]	8.83	.01		1.46	1.47	(.08)	(.12)	(.20)	10.10	16.57	[4]	124		.79	[5]	.63	[5]	1.14	[5]	.12	[5]
12/31/16	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)		97		.79		.63		1.14		.97
12/31/15	10.09	.13		(.79)	(.66)	– [12]	–	– [12]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16		(.77)	(.61)	(.12)	–	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[2,16]	10.00	.18		.72	.90	(.08)	–	(.08)	10.82	8.99	[4,9]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/17[2,3]	$11.67	$.02		$ .61	$ .63	$(.15)	$(.19)	$(.34)	$11.96	5.37%[4,9]		$ –	[10]	.42%[5,9]		.27%[5,9]		.66%[5,9]		.31%[5,9]
12/31/16	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77	[9]	–	[10]	.43	[9]	.27	[9]	.67	[9]	1.83	[9]
12/31/15	11.70	.19		(1.02)	(.83)	(.07)	–	(.07)	10.80	(7.07)[9]		–	[10]	.50	[9]	.27	[9]	.66	[9]	1.64	[9]
12/31/14	11.05	.40		.55	.95	(.30)	–	(.30)	11.70	8.58	[9]	–	[10]	.50	[9]	.31	[9]	.70	[9]	3.43	[9]
12/31/13[2,16]	10.00	.20		1.01	1.21	(.16)	–	(.16)	11.05	12.16	[4,9]	–	[10]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
6/30/17[2,3]	11.61	.01		.59	.60	(.15)	(.19)	(.34)	11.87	5.11	[4]	361		.79	[5]	.63	[5]	1.03	[5]	.13	[5]
12/31/16	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39		291		.79		.63		1.03		2.04
12/31/15	11.67	.18		(1.05)	(.87)	(.04)	–	(.04)	10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50		.40	.90	(.28)	–	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[2,16]	10.00	.28		.92	1.20	(.15)	–	(.15)	11.05	12.05	[4,9]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund

Class P1:
6/30/17[2,3]	$11.07	$.02		$ .99	$1.01	$(.13)	$(.50)	$(.63)	$11.45	9.11%[4,9]		$ 2		.53%[5,9]		.37%[5,9]		.65%[5,9]		.27%[5,9]
12/31/16	11.25	.16		.52	.68	(.16)	(.70)	(.86)	11.07	6.49	[9]	1		.52	[9]	.36	[9]	.64	[9]	1.46	[9]
12/31/15	11.67	.25		(.63)	(.38)	(.04)	–	(.04)	11.25	(3.27)[9]		1		.56	[9]	.31	[9]	.59	[9]	2.17	[9]
12/31/14	11.50	.35		.21	.56	(.14)	(.25)	(.39)	11.67	4.85	[9]	–	[10]	.45	[9]	.25	[9]	.52	[9]	2.94	[9]
12/31/13[2,16]	10.00	.14		1.47	1.61	(.11)	–	(.11)	11.50	16.15	[4,9]	–	[10]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5],[9]
Class P2:
6/30/17[2,3]	11.02	–	[12]	1.00	1.00	(.12)	(.50)	(.62)	11.40	9.10	[4]	184		.79	[5]	.63	[5]	.91	[5]	(.04)[5]
12/31/16	11.22	.12		.52	.64	(.14)	(.70)	(.84)	11.02	6.08		160		.79		.63		.91		1.13
12/31/15	11.65	.12		(.54)	(.42)	(.01)	–	(.01)	11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16		.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[2,16]	10.00	.20		1.40	1.60	(.10)	–	(.10)	11.50	16.04	[4,9]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

Managed Risk Asset Allocation Fund

Class P1:
6/30/17[2,3]	$12.02	$.02		$ .88	$ .90	$(.10)	$(.12)	$(.22)	$12.70	7.53%[4]		$1,466		.43%[5]		.38%[5]		.66%[5]		.30%[5]
12/31/16	11.72	.19		.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217		.43		.38		.66		1.65
12/31/15	12.29	.25		(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712		.54		.40		.68		2.06
12/31/14	11.93	.13		.26	.39	(.03)	–	(.03)	12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27		1.81	2.08	(.14)	–	(.14)	11.93	20.82	[9]	112		.55	[9]	.47	[9]	.75	[9]	2.37	[9]
12/31/12[2,17]	10.00	.15		(.03)	.12	(.13)	–	(.13)	9.99	1.24	[4,9]	–	[10]	.15	[5,9]	.07	[5,9]	.37	[5,9]	1.72	[5,9]
Class P2:
6/30/17[2,3]	12.01	–	[12]	.89	.89	(.10)	(.12)	(.22)	12.68	7.43	[4]	2,620		.68	[5]	.63	[5]	.91	[5]	.03	[5]
12/31/16	11.71	.14		.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342		.68		.63		.91		1.20
12/31/15	12.27	.14		(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16		.19	.35	(.01)	–	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28		1.77	2.05	(.11)	–	(.11)	11.93	20.58	[9]	795		.80	[9]	.73	[9]	1.01	[9]	2.43	[9]
12/31/12[2,17]	10.00	.17		(.05)	.12	(.13)	–	(.13)	9.99	1.21	[4,9]	–	[10]	.24	[5,9]	.11	[5,9]	.41	[5,9]	2.38	[5,9]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

	Six months ended June 30, 2017[2,3,4]	Period ended December 31
Portfolio turnover rate for all share classes[18]		2016	2015	2014	2013		2012
Global Growth Fund	25%	27%	29%	22%	39%		22%
Global Small Capitalization Fund	18	40	36	28	36		40
Growth Fund	16	26	20	29	19		21
International Fund	16	31	37	18	21		29
New World Fund	41	32	39	36	43		32
Blue Chip Income and Growth Fund	20	30	26	37	30		36
Global Growth and Income Fund	23	57	37	28	31		30
Growth-Income Fund	15	27	25	25	19		25
International Growth and Income Fund	35	32	35	34	34		31
Capital Income Builder Fund	37	53	128	35 [4,11]
Asset Allocation Fund	39	83	76	88	74		61
Global Balanced Fund	23	65	76	73	81		80
Bond Fund	247	375	434	365	354		253
Global Bond Fund	60	154	159	200	213		160
High-Income Bond Fund	45	89	66	54	64		48
Mortgage Fund	428	713	1103	790	715		444
Ultra-Short Bond Fund	—[19]	— [13,19,20]	N/A	N/A	N/A		N/A
U.S. Government/AAA-Rated Securities Fund	388	539	901	387	621		447
Managed Risk Growth Fund	5	15	16	22	10	[2,4,16]
Managed Risk International Fund	4	26	15	22	6	[2,4,16]
Managed Risk Blue Chip Income and Growth Fund	5	9	20	22	3	[2,4,16]
Managed Risk Growth-Income Fund	3	14	11	28	2	[2,4,16]
Managed Risk Asset Allocation Fund	—[19]	3	3	3	3		—	[2,4,17,19]

Portfolio turnover rate for all share classes	Six months ended	Period ended December 31
excluding mortgage dollar roll transactions[18]	June 30, 2017[2,3,4]	2016	2015	2014	2013		2012
Capital Income Builder	19%	41%	38%	24%[4,12]
Asset Allocation Fund	21	43	28	42
Global Balanced Fund	17	43	36	40
Bond Fund	102	108	141	121	Not available
Global Bond Fund	44	70	88	134
Mortgage Fund	60	113	138	108
U.S. Government/AAA-Rated Securities Fund	81	273	352	88

198	American Funds Insurance Series

[1]	Based on average shares outstanding.
[2]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Class 4 shares began investment operations on December 14, 2012.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]	Amount less than $.01.
[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[15]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[16]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[17]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[18]	Refer to Note 5 for further information on mortgage dollar rolls.
[19]	Amount is either less than 1% or there is no turnover.
[20]	As revised to correct the December 31, 2016, portfolio turnover rate. Rate previously presented was 300%.

See Notes to Financial Statements

American Funds Insurance Series	199

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2017, through June 30, 2017).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

200	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,187.51	$2.98	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 1A – actual return[2]	1,000.00	1,164.85	4.05	.78
Class 1A – assumed 5% return[2]	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	1,185.67	4.34	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 4 – actual return	1,000.00	1,184.45	5.69	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,128.20	$3.85	.73%
Class 1 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 1A – actual return[2]	1,000.00	1,102.63	4.74	.94
Class 1A – assumed 5% return[2]	1,000.00	1,020.13	4.71	.94
Class 2 – actual return	1,000.00	1,127.06	5.17	.98
Class 2 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 4 – actual return	1,000.00	1,125.66	6.48	1.23
Class 4 – assumed 5% return	1,000.00	1,018.70	6.16	1.23

Growth Fund
Class 1 – actual return	$1,000.00	$1,151.48	$1.87	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 1A – actual return[2]	1,000.00	1,124.75	2.95	.58
Class 1A – assumed 5% return[2]	1,000.00	1,021.92	2.91	.58
Class 2 – actual return	1,000.00	1,150.04	3.20	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 – actual return	1,000.00	1,150.49	2.83	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 4 – actual return	1,000.00	1,148.65	4.53	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85

International Fund
Class 1 – actual return	$1,000.00	$1,187.06	$2.87	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return[2]	1,000.00	1,161.69	3.89	.75
Class 1A – assumed 5% return[2]	1,000.00	1,021.08	3.76	.75
Class 2 – actual return	1,000.00	1,185.45	4.23	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 3 – actual return	1,000.00	1,186.37	3.85	.71
Class 3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	1,184.80	5.58	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03

New World Fund
Class 1 – actual return	$1,000.00	$1,145.94	$3.99	.75%
Class 1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 1A – actual return[2]	1,000.00	1,121.05	4.88	.96
Class 1A – assumed 5% return[2]	1,000.00	1,020.03	4.81	.96
Class 2 – actual return	1,000.00	1,144.77	5.32	1.00
Class 2 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 4 – actual return	1,000.00	1,143.21	6.64	1.25
Class 4 – assumed 5% return	1,000.00	1,018.60	6.26	1.25

See end of tables for footnotes.

American Funds Insurance Series	201

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio

Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,058.20	$2.09	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return[2]	1,000.00	1,040.53	2.98	.61
Class 1A – assumed 5% return[2]	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,057.61	3.37	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,055.18	4.64	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91

Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,148.78	$3.30	.62%
Class 1 – assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 1A – actual return[2]	1,000.00	1,132.25	3.12	.61
Class 1A – assumed 5% return[2]	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,147.00	4.63	.87
Class 2 – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 4 – actual return	1,000.00	1,145.78	5.96	1.12
Class 4 – assumed 5% return	1,000.00	1,019.24	5.61	1.12

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,098.97	$1.46	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return[2]	1,000.00	1,074.84	2.39	.48
Class 1A – assumed 5% return[2]	1,000.00	1,022.41	2.41	.48
Class 2 – actual return	1,000.00	1,097.65	2.76	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,098.35	2.39	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,096.35	4.05	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,155.39	$3.53	.66%
Class 1 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 1A – actual return[2]	1,000.00	1,138.89	3.54	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,154.82	4.86	.91
Class 2 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Class 4 – actual return	1,000.00	1,152.92	6.19	1.16
Class 4 – assumed 5% return	1,000.00	1,019.04	5.81	1.16

Capital Income Builder
Class 1 – actual return	$1,000.00	$1,082.74	$2.74	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return[2]	1,000.00	1,068.83	3.42	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,081.55	4.03	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 4 – actual return	1,000.00	1,079.18	5.31	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03

202	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,082.81	$1.50	.29%
Class 1 – assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 1A – actual return[2]	1,000.00	1,068.08	2.63	.53
Class 1A – assumed 5% return[2]	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,081.69	2.79	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,081.96	2.43	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,080.20	4.07	.79
Class 4 – assumed 5% return	1,000.00	1,020.88	3.96	.79

Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,111.92	$3.61	.69%
Class 1 – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 1A – actual return[2]	1,000.00	1,101.96	3.48	.69
Class 1A – assumed 5% return[2]	1,000.00	1,021.37	3.46	.69
Class 2 – actual return	1,000.00	1,111.21	4.92	.94
Class 2 – assumed 5% return	1,000.00	1,020.13	4.71	.94
Class 4 – actual return	1,000.00	1,110.00	6.23	1.19
Class 4 – assumed 5% return	1,000.00	1,018.89	5.96	1.19

Bond Fund
Class 1 – actual return	$1,000.00	$1,026.20	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class 1A – actual return[2]	1,000.00	1,023.36	2.91	.60
Class 1A – assumed 5% return[2]	1,000.00	1,021.82	3.01	.60
Class 2 – actual return	1,000.00	1,025.11	3.16	.63
Class 2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 4 – actual return	1,000.00	1,022.88	4.41	.88
Class 4 – assumed 5% return	1,000.00	1,020.43	4.41	.88

Global Bond Fund
Class 1 – actual return	$1,000.00	$1,050.89	$2.90	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return[2]	1,000.00	1,050.87	2.85	.58
Class 1A – assumed 5% return[2]	1,000.00	1,021.92	2.91	.58
Class 2 – actual return	1,000.00	1,049.45	4.17	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	1,048.81	5.44	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07

See end of tables for footnotes.

American Funds Insurance Series	203

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1]	Annualized expense ratio

High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,046.04	$2.44	.48%
Class 1 – assumed 5% return	1,000.00	1,022.41	2.41	.48
Class 1A – actual return[2]	1,000.00	1,035.87	3.42	.70
Class 1A – assumed 5% return[2]	1,000.00	1,021.32	3.51	.70
Class 2 – actual return	1,000.00	1,044.30	3.70	.73
Class 2 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 3 – actual return	1,000.00	1,044.58	3.35	.66
Class 3 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,042.87	4.96	.98
Class 4 – assumed 5% return	1,000.00	1,019.93	4.91	.98

Mortgage Fund
Class 1 – actual return	$1,000.00	$1,015.13	$2.20	.44%
Class 1 – assumed 5% return	1,000.00	1,022.61	2.21	.44
Class 1A – actual return[2]	1,000.00	1,015.16	3.24	.67
Class 1A – assumed 5% return[2]	1,000.00	1,021.47	3.36	.67
Class 2 – actual return	1,000.00	1,013.74	3.45	.69
Class 2 – assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 4 – actual return	1,000.00	1,012.49	4.69	.94
Class 4 – assumed 5% return	1,000.00	1,020.13	4.71	.94

Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,002.66	$1.69	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return[2]	1,000.00	1,002.66	1.58	.33
Class 1A – assumed 5% return[2]	1,000.00	1,023.16	1.66	.33
Class 2 – actual return	1,000.00	1,000.91	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,001.80	2.58	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,000.00	4.17	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84

U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,018.67	$1.75	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class 1A – actual return[2]	1,000.00	1,018.67	2.47	.51
Class 1A – assumed 5% return[2]	1,000.00	1,022.27	2.56	.51
Class 2 – actual return	1,000.00	1,017.59	3.00	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 3 – actual return	1,000.00	1,018.30	2.65	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 4 – actual return	1,000.00	1,016.22	4.25	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85

204	American Funds Insurance Series

	Beginning account value 1/1/2017	Ending account value 6/30/2017	Expenses paid during period[1,3]	Annualized expense ratio[3]	Effective expenses paid during period[4]	Effective annualized expense ratio[5]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,141.01	$1.91	.36%	$3.72	.70%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.51	.70
Class P2 – actual return	1,000.00	1,139.10	3.34	.63	5.14	.97
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.86	.97

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,168.73	$1.18	.22%	$3.93	.73%
Class P1 – assumed 5% return	1,000.00	1,023.70	1.10	.22	3.66	.73
Class P2 – actual return	1,000.00	1,165.74	3.38	.63	6.12	1.14
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	5.71	1.14

Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,053.66	$1.32	.26%	$3.36	.66%
Class P1 – assumed 5% return	1,000.00	1,023.51	1.30	.26	3.31	.66
Class P2 – actual return	1,000.00	1,051.08	3.20	.63	5.24	1.03
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	5.16	1.03

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,091.07	$1.92	.37%	$3.37	.65%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.26	.65
Class P2 – actual return	1,000.00	1,091.03	3.27	.63	4.72	.91
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.56	.91

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,075.26	$1.96	.38%	$3.40	.66%
Class P1 – assumed 5% return	1,000.00	1,022.91	1.91	.38	3.31	.66
Class P2 – actual return	1,000.00	1,074.33	3.24	.63	4.68	.91
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	4.56	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on January 6, 2017. The “assumed 5% return” line is based on 181 days.
[3]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[4]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[5]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	205

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206	American Funds Insurance Series

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American Funds Insurance Series	207

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

208	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Securities offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2017, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

 The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital System	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.

[2]	Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

[3]	Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGESRX-998-0817P

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	The registrant did not experience a change in internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to this semi-annual filing.

(2)  Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

(3) Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
August 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
August 11, 2017

By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer
August 11, 2017